                                           Filed pursuant to Rule 497(c) and (h)
                                      of the Securities Act of 1933, as amended.
                                                             File No. 333-133469

PROSPECTUS
$15,000,000 Tortoise North American Energy Corporation Series I Money Market Cumulative Preferred (MMP(R)) Shares Liquidation Preference $25,000 per share
________________________________________________________________________________

Tortoise North American Energy Corporation (the "Company") is offering preferred stock  (referred to as "Series I Money Market  Cumulative  Preferred  Shares" or
"MMP Shares"). The Company is a recently organized,  nondiversified,  closed-end management  investment company.  The Company's investment objective is to seek a high  level  of  total  return  with an  emphasis  on  dividend  income  paid to stockholders.

Investors in MMP Shares will be entitled to receive cash  dividends at an annual rate that may vary for each dividend  period.  The dividend rate for the initial period from and including  the issue date through  August 10, 2006 will be 5.35%
per  year.  For each  subsequent  dividend  period,  the  dividend  rate will be determined by an auction  conducted in accordance with the procedures  described in this Prospectus,  and in additional  detail in Appendix A to the Statement of
Additional Information.  Generally,  following the initial dividend period, each dividend period will be 28 days.

Prior to this  offering,  there has been no  private  or public  market  for MMP
Shares.  MMP Shares will not be listed on any  exchange or  automated  quotation system.  Generally,  investors may only buy and sell MMP Shares through an order placed at an auction  with or through a  broker-dealer  that has entered into an
agreement  with  the  auction  agent  or  in  a  secondary   market  that  those
broker-dealers may maintain. These broker-dealers are not required to maintain a market in MMP Shares,  and a secondary market, if one develops,  may not provide investors with liquidity. (continued on next page)
________________________________________________________________________________

Investing in MMP Shares involves certain risks. See "Risk Factors"  beginning on page 27 of this Prospectus.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission has approved or disapproved of these securities or determined if this
Prospectus  is truthful or  complete.  Any  representation  to the contrary is a criminal offense.
________________________________________________________________________________
                                                     Per Share                        Total
                                            ---------------------------     -------------------------
Public offering price  .....................         $25,000                       $15,000,000
Sales load .................................         $   250                       $   150,000
Estimated offering expenses.................         $   383                       $   229,800
Proceeds to the Company.....................         $24,367                       $14,620,200

The underwriter  expects to deliver MMP Shares in book-entry  form,  through the facilities  of The  Depository  Trust  Company,  to  broker-dealers  on or about
July 14, 2006.

________________________________________________________________________________

                                 LEHMAN BROTHERS

                                  July 12, 2006

    This offering is conditioned upon the MMP Shares receiving a rating of "Aa2"
from Moody's Investors Service, Inc. and "AA" from Fitch Ratings.

    MMP Shares  will be senior in  liquidation  and  distribution  rights to the
Company's  common stock.  The  Company's  common stock is listed on the New York
Stock  Exchange under the symbol "TYN." On April 3, 2006, the Company issued $40 million aggregate principal amount of its Series A auction rate senior notes due in 2046 ("Tortoise  Notes").  MMP Shares will be junior in liquidation rights to
Tortoise Notes.

     On  April  4,  2006,  the  Company  entered  into a $20  million  unsecured revolving  credit  facility (the "Credit  Facility")  with U.S. Bank,  N.A. ("US
Bank"),  pursuant to which it has borrowed approximately $9.5 million as of July
10, 2006.  Borrowings under the Credit Facility and the issuance of the Tortoise
Notes and MMP Shares offered hereby are intended to increase funds available for investment.  This  practice,  which is known as  leverage,  is  speculative  and involves  significant  risks.  In the future,  the Company may issue  additional shares of common stock,  additional  series of Tortoise  Notes or additional MMP
Shares, depending on market conditions and investment opportunities. The Company will comply with all applicable provisions of the Investment Company Act of 1940
(the "1940 Act") when issuing any debt or equity  securities  or when  borrowing money,  including  the  requirements  that the  Company  only issue one class of senior securities representing indebtedness and one class of preferred stock and that the  Company  not issue any shares of common  stock  below net asset  value without stockholder approval.

     The  Company  invests  in  a  portfolio   consisting  primarily  of  equity
securities of publicly  traded  royalty and income trusts  ("RITs") and publicly traded  master  limited  partnerships  ("MLPs").  Under normal  conditions,  the
Company  invests at least 80% of its total  assets  (including  assets  obtained through  leverage) in equity  securities  of companies in the energy sector with their primary operations in North America ("Energy Companies"). Energy Companies
include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity,  coal,  crude oil or  refined  petroleum  products,  or  exploring, developing,  managing or producing  such  commodities.  The Company  likely will invest at least 50% of its total assets in registered or unregistered securities of publicly  traded RITs. The Company does not invest more than 25% of its total assets in equity  securities of publicly  traded MLPs. The Company may invest up to 50% of its total assets in restricted securities.  The percentage limitations for the  Company's  portfolio  described  in this  Prospectus  (other  than  the percentage limitations on leverage) apply only at the time of investment and the
Company is not  required to sell  securities  due to  subsequent  changes in the value of  securities  it owns.  There can be no assurance  that the Company will achieve its investment objective.  Tortoise Capital Advisors, L.L.C., a Delaware limited liability company, serves as the Company's investment advisor.

     The  Prospectus  sets  forth  the  information  about  the  Company  that a prospective  investor  should  know  before  investing.  You  should  read  this
Prospectus,  which  contains  important  information  about the Company,  before deciding  whether  to  invest  in the  MMP  Shares,  and  retain  it for  future
reference.  A  Statement  of  Additional  Information,   dated  July  12,  2006,
containing  additional  information  about the Company,  has been filed with the
Securities and Exchange  Commission  ("SEC") and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of the Statement of Additional Information,  the table of contents of which is on page 64 of this
Prospectus,  request a free copy of the Company's annual and semi-annual reports to stockholders, request other information about the Company or make stockholder inquiries by calling 1-800-919-0315 or by writing to the Company at 10801 Mastin
Boulevard,  Suite  222,  Overland  Park,  Kansas  66210.  You  also can view the
Company's  Statement  of  Additional  Information,   the  Company's  annual  and
semi-annual  reports to stockholders and the Company's  quarterly reports on the
Company's      link      on      its      investment      advisor's      website
(http://www.tortoiseadvisors.com).  Information  on the  Company's  link  on its investment  advisor's website is not part of this Prospectus.  In addition,  the
SEC maintains a website (http://www.sec.gov) on which you may view the Company's
Statement  of  Additional  Information,  the  Company's  annual and  semi-annual reports and other information about the Company.

    The MMP  Shares do not  represent  a deposit or  obligation  of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally  insured by the Federal  Deposit  Insurance  Corporation,  the
Federal Reserve Board or any other government agency.

                                ----------------

         All dollar amounts are in U.S. Dollars unless otherwise stated.

Administrator, Custodian, Transfer Agent, Dividend Paying Agent,

                                ----------------

     You should rely only on the  information  contained in or  incorporated  by reference in this Prospectus and on the  information  contained in the Statement
of  Additional   Information,   which  is  incorporated  by  reference  in  this
Prospectus,  in making an  investment  decision.  Neither  the  Company  nor the underwriter have authorized anyone to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it. The  Company  is not,  and the  underwriter  are not, making an offer to sell these MMP Shares in any jurisdiction  where the offer or sale is not permitted. You should assume that the information in this Prospectus is  accurate  only as of the date of this  Prospectus,  and  that the  Company's business,  financial  condition  and prospects may have changed since this date.
The Company will amend or supplement this Prospectus to reflect material changes to the  information  contained  in this  Prospectus  to the extent  required  by applicable law.

                                ----------------

    This  Prospectus  and  the  Statement  of  Additional   Information  contain
"forward-looking  statements"  within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Forward-looking statements can be identified by the words "may," "will,"  "intend,"  "expect," and similar terms and the negative of such terms. By their nature,  all  forward-looking  statements involve risks and
uncertainties,   and  actual   results  could  differ   materially   from  those
contemplated  by the  forward-looking  statements.  Several  factors  that could materially  affect the  Company's  actual  results  are the  performance  of the portfolio of  securities  held by the Company,  the  conditions  in the U.S. and international  financial,  petroleum and other  markets,  the price at which the
Company's shares will trade in the public markets and other factors discussed in the Company's periodic filings with the SEC.

                                       i

                               PROSPECTUS SUMMARY

    This is only a summary.  You should  review  the more  detailed  information contained  elsewhere  in this  Prospectus  and in the  Statement  of  Additional
Information, including the Articles Supplementary related to the MMP Shares (the
"Articles  Supplementary") attached as Appendix A to the Statement of Additional
Information.  Capitalized  terms used but not defined in this  Prospectus  shall have  the  meanings  given to such  terms  in  Appendix  A of the  Statement  of
Additional Information.

The Company..........................................    Tortoise  North  American  Energy  Corporation  is  a  recently  organized, nondiversified,  closed-end  management  investment  company.  The  Company commenced  operations  on October 31, 2005.  The  Company's  common  stock,
                                                         $0.001 par value per share (the "Common Stock"),  is traded on the New York
                                                         Stock  Exchange (the "NYSE") under the symbol  "TYN." See  "Description  of
                                                         Capital  Stock." As of February 28, 2006, the Company had 4,612,640  shares of common stock  outstanding and net assets  applicable to shares of common stock of approximately $115 million.

The Advisor..........................................    Tortoise  Capital  Advisors,  L.L.C.  (the "Advisor") was formed in October
                                                         2002 to provide  portfolio  management  services to institutional  and high
                                                         net  worth  investors   seeking   professional   management  of  their  MLP
                                                         investments.  The Advisor has been  managing  investments  in portfolios of
                                                         MLP  investments  since that time.  In February  2004,  the  Advisor  began managing the  investments  of Tortoise  Energy  Infrastructure  Corporation
                                                         ("TYG"),  and in May 2005 began managing the investments of Tortoise Energy
                                                         Capital Corporation ("TYY").  TYG, whose shares trade on the NYSE under the
                                                         symbol  "TYG,"  is  a  nondiversified,   closed-end  management  investment
                                                         company created to invest principally in MLPs in the energy  infrastructure sector.  TYY,  whose shares are traded on the NYSE under the symbol  "TYY,"
                                                         is also a nondiversified,  closed-end management investment company,  which
                                                         invests   principally   in  MLPs  and  their   affiliates   in  the  energy
                                                         infrastructure  sector.  As of  February 28,  2006, TYG had total assets of approximately  $718 million and TYY had total assets of approximately  $581 million.  In December 2005,  the Advisor began managing the  investments of
                                                         Tortoise  Capital  Resources   Corporation   ("TTO").   TTO  is  a  private
                                                         investment  fund  created  to  invest   primarily  in  privately  held  and
                                                         micro-cap public  companies in the U.S. energy  infrastructure  sector.  As of February 28,  2006, TTO had total assets of  approximately  $43 million.
                                                         As of  February 28,  2006,  the Advisor had  approximately  $1.6 billion of client assets under  management,  including the assets of TYG, TYY, TTO and the Company.  As disclosed more completely  below, the Advisor may allocate certain investment  opportunities  among the Company and its other advisory clients, including TYG and TYY.

                                                         Fountain Capital Management,  L.L.C.  ("Fountain  Capital") and Kansas City
                                                         Equity  Partners LC  ("KCEP")  control the  Advisor  through  their  equity ownership and management  rights in the Advisor.  The Advisor's  investment committee is comprised of five portfolio  managers.  The principal business address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park,
                                                         Kansas 66210.

The Offering.........................................    The Company is offering Series I Money Market  Cumulative  Preferred Shares
                                                         at  a  purchase   price  of  $25,000  per  share   ($15,000,000   aggregate
                                                         liquidation  preference)  plus  accumulated  dividends,  if any,  from  the
                                                         Original Issue Date.  MMP Shares are being offered by Lehman  Brothers Inc.
                                                         See "Underwriting."

                                                         It is a condition  of the  underwriter's  obligation  to  purchase  the MMP
                                                         Shares that the MMP Shares receive a rating of "Aa2" from Moody's Investors

                                                         Service Inc. ("Moody's") and "AA" from Fitch Ratings ("Fitch").

                                                         The  issuance of MMP Shares  represents  the  leveraging  of the  Company's common  stock.  See "Risk  Factors --  General  Risks of  Investing  in the
                                                         Company -- Leverage Risk."

                                                         The Company  will invest the net  proceeds of this  offering in  accordance with the  Company's  investment  objective  and  policies  described  under
                                                         "Investment  Objective and Principal  Investment  Strategies."  The Company
                                                         anticipates  that it may take up to three months  following  completion  of this offering  until the Company's  assets are fully invested in accordance with the Company's investment  objective and policies.  During this period, the Company will deviate from its  investment  policies with respect to the net  proceeds by  investing  the net  proceeds in cash,  cash  equivalents,
                                                         securities   issued  or   guaranteed   by  the  U.S.   Government   or  its
                                                         instrumentalities  or  agencies,  high  quality,  short-term  money  market instruments,  short-term debt securities, certificates of deposit, bankers'
                                                         acceptances  and other  bank  obligations,  commercial  paper  rated in the highest category by a rating agency or other fixed income securities.

MMP Shares...........................................    MMP Shares are not listed on an exchange  or  automated  quotation  system.
                                                         Instead,  you may buy or sell MMP Shares at an  Auction  that  normally  is held every 28 days by submitting orders to a Broker-Dealer.  In addition to the  Auctions,  Broker-Dealers  and other  broker-dealers  may  maintain  a secondary  trading  market  in MMP  Shares  outside  of  Auctions,  but may discontinue  this  activity  at any  time.  There  is no  assurance  that a secondary  market will provide MMP  stockholders  with  liquidity.  You may
                                                         transfer   MMP   Shares   outside  of   Auctions   only  to  or  through  a
                                                         Broker-Dealer,  or  a  broker-dealer  that  has  entered  into  a  separate agreement with a Broker-Dealer  or to the Company or any of its affiliates, in certain cases.

                                                         The dividend  rate for the initial  Dividend  Period from and including the
                                                         Original Issue  Date  through  August 10, 2006, will be 5.35% per year. The first Auction  Date for MMP Shares will be August 10, 2006 and  the initial
                                                         Dividend  Payment  Date  will  be  August 11, 2006.   Subsequent   Auctions
                                                         generally  will be held  every 28 days  unless  the then  current  Dividend
                                                         Period is a Special  Dividend  Period,  the date that normally would be the
                                                         Auction  Date is not a  Business  Day or  unforeseen  events  preclude  the holding of an Auction.

Summary of Key Auction Participants..................    Auction Agent: The Auction Agent  administers the Auctions to determine the applicable dividend rates.

                                                         Beneficial Owner: A holder of MMP Shares.

                                                         Broker-Dealer:  A broker-dealer that has entered into an agreement with the
                                                         Auction Agent to submit orders in an Auction for MMP Shares.

                                                         Potential  Beneficial  Owner: A customer of a Broker-Dealer  that wishes to purchase MMP Shares in an Auction.

Auction Procedures...................................    You may buy, sell or hold MMP Shares through an Auction.  Beneficial Owners and Potential  Beneficial  Owners of MMP Shares may participate in Auctions
                                                         only  by  submitting   Orders   through  a   Broker-Dealer   or  through  a
                                                         broker-dealer   that  has  entered  into  a  separate   agreement   with  a
                                                         Broker-Dealer.  In  general,  the types of Orders that may be placed with a
                                                         Broker-Dealer  include:  Hold Orders, Sell Orders, Bids to sell and Bids to purchase.  The following is a brief summary of the Auction  Procedures  for both

                                                         Beneficial  Owners and  Potential  Beneficial  Owners.  See "The Auction --
                                                         Auction Procedures" for more detailed information.

                                                         Beneficial  Owners.  Prior to the Submission  Deadline on each Auction Date for MMP Shares, each Beneficial Owner may submit Orders with respect to MMP
                                                         Shares of such series to a Broker-Dealer as follows:

                                                         o    Hold Order -- indicating  its desire to hold MMP Shares without regard to the Applicable Rate for MMP Shares for the next succeeding Dividend
                                                              Period of MMP Shares.

                                                         o    Bid --  indicating  its desire to sell the number of  Outstanding  MMP
                                                              Shares,  if any, held by such Beneficial  Owner if the Applicable Rate for MMP Shares for the next  succeeding  Dividend Period of MMP Shares shall be less than the rate per  annum  specified  by such  Beneficial
                                                              Owner (also known as a hold at rate order).

                                                         o    Sell Order -- indicating  its desire to sell the number of Outstanding
                                                              MMP Shares,  if any, held by such  Beneficial  Owner without regard to the Applicable  Rate for MMP Shares for the next  succeeding  Dividend
                                                              Period of MMP Shares.

                                                         Orders  submitted  (or the  failure to do so) by  Beneficial  Owners  under certain circumstances will have the effects described below:

                                                         o    A Beneficial  Owner of MMP Shares that submits a Bid with respect to MMP Shares to its Broker-Dealer  having a rate higher than the
                                                              Maximum  Rate for MMP Shares on the Auction  Date will be treated as having submitted a Sell Order with respect to the MMP Shares.

                                                         o    A  Beneficial  Owner of MMP Shares  that fails to submit an Order with  respect  to the MMP  Shares  to its  Broker-Dealer  will be deemed to have  submitted  a Hold Order  with  respect to the MMP
                                                              Shares.

                                                         Potential  Beneficial  Owners. A customer of a Broker-Dealer  that is not a
                                                         Beneficial  Owner of MMP Shares but that wishes to purchase MMP Shares,  or that is a Beneficial Owner of MMP Shares that wishes to purchase additional
                                                         MMP Shares (in each case, a "Potential  Beneficial Owner"), may submit Bids to its  Broker-Dealer  in  which  it  offers  to  purchase  the  number  of
                                                         Outstanding  MMP Shares  specified in a Bid if the Applicable  Rate for MMP
                                                         Shares  determined  on the  Auction  Date  shall be not less  than the rate specified in the Bid. A Bid placed by a Potential  Beneficial  Owner of MMP
                                                         Shares specifying a rate higher than the Maximum Rate for MMP Shares on the
                                                         Auction Date will not be accepted.

                                                         The Auction Process. If Sufficient Clearing Bids for MMP Shares exist (that is,  the  aggregate  number of MMP  Shares  subject  to  Submitted  Bids by
                                                         Potential  Beneficial  Owners  specifying  one or more  rates  between  the
                                                         Minimum Rate (for Standard  Dividend Periods or less, only) and the Maximum
                                                         Rate (for all Dividend Periods) for MMP Shares exceeds, or is equal to, the number of MMP Shares subject to Submitted Sell Orders), the Applicable Rate for MMP Shares for the next  succeeding  Dividend Period will be the lowest rate specified in the Submitted  Bids which,  taking into account such rate and all lower rates bid by  Broker-Dealers  as, or on behalf of, Beneficial
                                                         Owners and Potential  Beneficial Owners,  would result in Beneficial Owners and Potential  Beneficial  Owners owning the aggregate number of MMP Shares available for purchase in the Auction.

                                                         If Sufficient Clearing Bids for MMP Shares do not exist (other than because all of the  Outstanding  MMP Shares are subject to Submitted  Hold Orders), then  the  Applicable  Rate  for all MMP  Shares  for the  next  succeeding
                                                         Dividend Period will be the Maximum Rate for MMP Shares.

                                                         The  Auction  Procedures  include a pro rata  allocation  of MMP Shares for purchase and sale,  which may result in a Beneficial  Owner  continuing  to hold or selling,  or a Potential  Beneficial Owner purchasing,  a number of
                                                         MMP  Shares  that is less than the number of MMP  Shares  specified  in its
                                                         Order.   To  the  extent  the  allocation   procedures  have  that  result,
                                                         Broker-Dealers  will be required to make  appropriate pro rata  allocations among their respective customers.

                                                         Settlement  of  purchases  and sales will be made on the next  Business Day
                                                         (also  a  Dividend  Payment  Date)  after  the  Auction  Date  through  the
                                                         Securities Depository in accordance with the Securities Depository's normal procedures.

Dividends and Dividend Periods.......................    Subsequent to the initial Dividend  Period,  each Dividend Period generally will be 28 days in length.  The Applicable  Rate for a particular  Dividend
                                                         Period  usually will be determined by an Auction  conducted on the Business
                                                         Day  immediately  preceding  the  start  of the  Dividend  Period.  In most instances,  dividends  are also payable every 28 days, on the day following the end of the  Dividend  Period.  Prior to any  Auction,  the  Company may
                                                         elect,  subject to limitations  described herein, upon giving notice to the
                                                         Auction Agent and each Broker-Dealer, a Special Dividend Period.

Special Dividend Period..............................    A Special  Dividend Period is a Dividend  Period  consisting of a specified number of days  (other  than 28).  A Special  Dividend  Period  will not be effective unless  Sufficient  Clearing Bids exist at the Auction in respect of a Special Dividend Period.  If Sufficient  Clearing Bids do not exist at the Auction,  the Dividend Period commencing on the Business Day succeeding the Auction will be a 28-day  Dividend  Period.  See  "Description of Money
                                                         Market  Cumulative  Preferred  Shares -- Dividends and Dividend  Periods --
                                                         Determination of Dividend Rate" and "The Auction."

Determination of Applicable Rate.....................    Except  during a  Default  Period,  the  Applicable  Rate for any  Dividend
                                                         Period for MMP Shares will not be more than the Maximum  Rate.  The Maximum
                                                         Rate will  depend on the credit  rating  assigned  to the MMP Shares and on the  duration  of  the  Dividend  Period.  The  Maximum  Rate  will  be the
                                                         Applicable  Percentage  of the  Reference  Rate,  subject to upward but not downward  adjustment  in the  discretion  of the Board of  Directors  after consultation  with the  Broker-Dealers.  The Applicable  Percentage will be determined  based on the lower of the credit ratings  assigned on that date to the MMP Shares by Moody's and Fitch, as follows:

                                                              Moody's                          Fitch                   Applicable
                                                           Credit Rating                   Credit Rating               Percentage
                                                         ----------------                ------------------            ----------
                                                         Aa3 or above                    AA - or above                     200%
                                                         A3 to A1                           A - to A+                      250%
                                                         Baa3 to Baa1                    BBB - to  BBB+                    275%
                                                         Below Baa3                      Below BBB -                       300%

                                                         For Standard  Dividend  Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate. The Applicable Rate for any  Dividend  Period  commencing  during any Default  Period,  and the
                                                         Default  Rate  described  under  "Description  of Money  Market  Cumulative

                                                         Preferred  Shares,"  initially  will  be 300% of the  Reference  Rate.  The
                                                         Reference Rate is the greater of:

                                                         (1) the  applicable  AA  Composite  Commercial  Paper  Rate (for a Dividend
                                                         Period of fewer than 184 days) or the applicable Treasury Index Rate (for a
                                                         Dividend Period of 184 days or more), or

                                                         (2) the applicable London-Interbank Offered Rate ("LIBOR").

Restrictions on Dividends,
Redemption and Other Payments........................    On April 3,  2006, the Company issued the Tortoise Notes,  which are due in
                                                         2046, in an aggregate  principal amount of $40 million and which constitute senior securities  representing  indebtedness (as defined in the 1940 Act).
                                                         The  Company  may not declare  any  dividend  on MMP Shares  unless,  after giving  effect  to that  dividend,  asset  coverage  with  respect  to such
                                                         Tortoise Notes (and any other Borrowings  (defined below in "Leverage")) is at least 200%.  In addition,  the Company would not be permitted to declare any other  distribution  on or purchase or redeem MMP Shares unless,  after giving effect to such distribution,  purchase or redemption, asset coverage with respect to such Tortoise Notes (and any other  Borrowings) is at least
                                                         300%.  Dividends or other distributions on, or redemptions or purchases of,
                                                         MMP Shares  also would be  prohibited  at any time that an event of default under the  Tortoise  Notes (and any other  Borrowings)  has occurred and is continuing. See "Description of Money Market Cumulative Preferred Shares --
                                                         Restrictions on Dividend,  Redemption and Other Payments." In addition, the
                                                         Company may make further use of financial leverage through other Borrowings that constitute senior securities representing  indebtedness under the 1940
                                                         Act.

Asset Maintenance....................................    The Company must maintain  Eligible  Assets having an aggregate  Discounted
                                                         Value at least equal to 115% of the MMP Shares Basic Maintenance  Amount as of each  Valuation  Date. The Company also must maintain asset coverage for the MMP  Shares on a  non-discounted  basis of at least 200% as of the last
                                                         Business Day of each month (the "1940 Act MMP Shares Asset Coverage").  See
                                                         "Rating Agency Guidelines."

                                                         The Discount Factors and guidelines for calculating the Discounted Value of the Company's  portfolio for purposes of determining whether the MMP Shares
                                                         Basic Maintenance  Amount has been satisfied will be established by Moody's and Fitch in connection with the Company's anticipated receipt from Moody's and Fitch of the "Aa2" and "AA" Credit Ratings, respectively,  with respect to the MMP Shares on their Original Issue Date.

                                                         The Company  estimates  that on the Original  Issue Date,  the 1940 Act MMP
                                                         Shares Asset  Coverage,  based on the  composition  of its  portfolio as of
                                                         June 16, 2006,  after  giving  effect  to the issuance of  the  outstanding
                                                         Tortoise  Notes and the MMP Shares  offered  hereby  ($15,000,000)  and the deduction of underwriting  discounts and commissions and estimated offering expenses for such MMP Shares ($379,800), will be 301%.

                                                         In addition,  the Company must maintain asset coverage requirements imposed in  connection  with  Tortoise  Notes  and there  may be  additional  asset coverage requirements imposed in connection with other Borrowings, if any.

Redemption...........................................    The  Company  may be  required  to redeem MMP Shares if, for  example,  the
                                                         Company does not meet an asset  coverage  ratio required by law or in order to correct a failure to meet Rating Agency  Guidelines in a timely  manner.

                                                         Although  the  Company  ordinarily  will not  redeem  the MMP  Shares,  the
                                                         Company may  voluntarily  redeem MMP Shares if, for  example,  its Board of
                                                         Directors  determines that the Company could obtain more favorable interest rates  from an  alternative  financing  source  and the  Company  satisfies certain  legal and  contractual  requirements.  See  "Description  of Money
                                                         Market Cumulative Preferred Shares -- Redemption."

Liquidation Preference...............................    The  liquidation  preference  of the MMP Shares  will be $25,000 per share, plus accumulated but unpaid dividends,  if any,  thereon.  See "Description of Money Market Cumulative Preferred Shares -- Liquidation Rights."

Voting Rights........................................    Except as  otherwise  indicated,  holders of MMP  Shares  have one vote per share and vote together with holders of common stock as a single class.

                                                         The 1940 Act  requires  that the  holders  of the MMP  Shares and any other preferred  stock  voting as a  separate  class  have the right to elect two directors of the Company at all times.  The holders of  outstanding  common stock and preferred stock,  including MMP Shares,  voting  together,  shall elect the remainder.  However,  upon the Company's failure to pay dividends on the MMP Shares and any other  preferred  stock in an amount equal to two full  years of  dividends,  the  holders  of the MMP  Shares  and any other preferred stock have the right to elect, as a class, the smallest number of additional directors as shall be necessary to assure that a majority of the directors  has been  elected by the holders of the MMP Shares and any other preferred stock.  The terms of the additional  directors shall end when the
                                                         Company  pays or provides for all  accumulated  and unpaid  dividends.  See
                                                         "Description of Money Market Cumulative Preferred Shares -- Voting Rights."

Investment Objective and Principal Investment
Strategies.............................................  The Company's  investment objective is to seek a high level of total return with an emphasis on dividend income to stockholders.  There is no assurance that the Company  will attain its  investment  objective.  See  "Investment
                                                         Objective and Principal Investment Strategies" and "Risk Factors."

                                                         The Company  invests in a portfolio  consisting  primarily of RITs and MLPs with an emphasis on Energy Companies. Information about the characteristics of  the  different  types  of  RITs  is  provided  in  the  section  titled
                                                         "Investment Objective and Principal Investment Strategies -- Energy Company
                                                         Issuers."

                                                         The  Company  invests  primarily  in Energy  Companies  with their  primary operations  in North  America.  The North  American  energy  sector  can be generally categorized as follows:

                                                              o    Upstream -- the development  and extraction of energy  resources, including  natural  gas,  crude  oil and coal  from  onshore  and offshore geological reservoirs.

                                                              o    Midstream -- the gathering,  processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and  gasoline  customers,  including  pipelines,  gas  processing
                                                                   plants,   liquefied  natural  gas  facilities  and  other  energy
                                                                   infrastructure.

                                                              o    Downstream -- the refining, marketing and distribution of refined energy sources,  such as customer-ready  natural gas, propane and
                                                                   gasoline,   to  the  end-user  customers,   and  the  generation,

                                                                   transmission and distribution of power and electricity.

                                                         Energy  Companies  include  companies  that  derive  more than 50% of their
                                                         revenues   from  the  business  of   transporting,   processing,   storing,
                                                         distributing  or  marketing  natural  gas,  natural gas  liquids  ("NGLs"), electricity,  coal, crude oil or refined petroleum products,  or exploring, developing, managing or producing such commodities.

                                                         As a non-fundamental  policy, under normal conditions,  the Company invests at  least  80% of its  total  assets  (including  assets  obtained  through leverage) in equity securities of Energy  Companies.  The equity securities of Energy  Companies  purchased by the Company  will  consist  primarily of interests in publicly  traded RITs and publicly  traded MLPs,  but also may include common or preferred stock,  convertible  securities,  warrants, and depository  receipts issued by Energy  Companies that are not RITs or MLPs.
                                                         The equity  securities  also may be  restricted  securities.  As additional non-fundamental  policies,  the  Company  also may  invest up to 20% of its total assets in publicly  traded RITs or publicly  traded MLPs that are not
                                                         Energy  Companies.  The Company typically invests at least 50% of its total assets in registered or  unregistered  securities of publicly  traded RITs.
                                                         The  Company  does not invest  more than 25% of its total  assets in equity securities  of  publicly  traded  MLPs,  and it may invest up to 50% of its total assets in restricted  securities  for which no public  trading market
                                                         exists.   See   "Risk   Factors--General   Risks   of   Investing   in  the
                                                         Company--Restricted Securities Risk."

                                                         The percentage  limitations for the Company's  portfolio  described in this
                                                         Prospectus  (other than the percentage  limitations on leverage) apply only at the  time  of  investment  and  the  Company  is not  required  to  sell securities  due to  subsequent  changes in the value of securities it owns.
                                                         Also,  the  Company  may  invest  more  than  50% of its  total  assets  in restricted  securities prior to its first receipt of any leverage  proceeds so long as its aggregate investments in restricted securities do not exceed
                                                         50% of total assets  (including  assets obtained or expected to be obtained from  leverage).  As  of  February  28,  2006,  the  Company  has  invested approximately $9 million in restricted securities.  The term "total assets"
                                                         includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy.

                                                         The Company's  Board of Directors  may change the Company's  nonfundamental investment policies without stockholder approval and will provide notice to stockholders  of material  changes  (including  notice through  stockholder reports);  provided,  however,  that a change in the policy of investing at least 80% of its net assets,  plus any borrowings for investment  purposes, in equity  securities of Energy Companies  requires at least 60 days' prior written notice to stockholders.

                                                         During the period in which the  Company is  investing  the net  proceeds of this offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash,  cash  equivalents,
                                                         securities   issued  or   guaranteed   by  the  U.S.   Government   or  its
                                                         instrumentalities  or  agencies,  high  quality,  short-term  money  market instruments,  short-term debt securities, certificates or deposit, bankers'
                                                         acceptances  and other  bank  obligations,  commercial  paper  rated in the highest category by a rating agency or other fixed income securities.

                                                         Equity Securities of RITs. Under normal conditions, the Company will likely invest at least  50% of its total  assets  in  registered  or  unregistered securities of publicly traded RITs. RIT units represent an equity ownership interest  in a trust  created  under the laws of a Canadian  province.  The holder of an RIT unit generally is entitled to receive monthly or quarterly cash  distributions  from the RIT as well as the  potential to share in the
                                                         RIT's  success  through  capital  appreciation.  If the RIT that issued the units liquidates, the unit holders generally would be entitled to their pro rata share of any liquidation proceeds,  net of any applicable  withholding taxes in the case of  non-residents  of Canada,  remaining after payment of the RIT's  outstanding  debts and other  liabilities.  RIT units  generally trade on one or more of the Canadian stock  exchanges,  such as the Toronto
                                                         Stock Exchange,  and also may trade on a United States stock  exchange.  In some  cases,  an RIT may have two  classes of units,  one class that may be owned only by  residents  of Canada and  another  class that may be held by either residents or  non-residents  of Canada.  For RITs with more than one class of units,  the Company may invest in any class of units if  permitted by the units' residency requirements. Unit holders generally have the right to vote upon the election of managers or directors of the RIT.

                                                         Equity  Securities of MLPs and their Affiliates.  Under normal  conditions, the Company may invest up to 25% of its total  assets in equity  securities of  publicly  traded  MLPs,  which  currently  consist of common  units and convertible  subordinated  units.  The Company  also may invest in I-Shares issued  by  affiliates  of  MLPs.  As  of  the  date  of  this  Prospectus, substantially  all MLP  common  units and  I-Shares  in which  the  Company intends  to invest are of a class  listed and traded on the NYSE,  American
                                                         Stock Exchange  ("AMEX") or NASDAQ  National  Market.  The Company also may purchase MLP common units  directly from MLPs or  unitholders  of MLPs. MLP convertible  subordinated  units are a class of  securities  not  listed or publicly  traded,  and  typically  are  purchased  in  directly  negotiated transactions with MLP affiliates or institutional  holders of those shares.
                                                         MLP subordinated units typically are convertible into a class of securities listed and traded on the NYSE, AMEX or NASDAQ National Market.  The Company
                                                         also may invest in  securities of general  partners or other  affiliates of
                                                         MLPs and in securities of private  companies.  It is  anticipated  that all publicly  traded MLPs in which the Company  will invest will have an equity market capitalization greater than $100 million.

                                                         MLP common unit holders  have typical  limited  partner  rights,  including limited  management and voting rights.  MLP common units have priority over convertible  subordinated  units upon liquidation.  Common unit holders are entitled to minimum quarterly  distributions  ("MQD"),  including arrearage rights,  before any distributions to convertible  subordinated unit holders or incentive distributions are made to the general partner. MLP convertible subordinated  units:  (1) are  convertible  to common units on a one-to-one basis after the passage of time and/or  achievement of specified  financial goals,  (2) are  entitled to MQD after  payments to common unit holders and before incentive  distributions to the general partner, and (3) do not have arrearage  rights.  I-Shares  typically  are issued by a limited  liability company  ("LLC")  that owns an  interest  in and manages an MLP. An I-Share issuer's  assets  consist  solely of MLP I-units and,  therefore,  I-Shares represent an indirect  investment in MLPs. I-Shares have features which are
                                                         similar  to  common  units,   except  that  distributions  are  payable  in
                                                         additional  I-Shares rather than cash. The Company invests in I-Shares only if it  believes  it will have  adequate  cash to satisfy  its  distribution targets.

                                                         Recently,  some energy  infrastructure  companies  in which the Company may invest  have been  organized  as LLCs.  These LLCs are  treated as MLPs for federal  income tax  purposes.  The Company  may invest in common  units or other securities of such LLCs when consistent with its investment objective and policies.  LLC common units have features which are similar to those of
                                                         MLP common  units,  as  discussed  in more detail  below.  See  "Investment
                                                         Objective and Principal Investment Strategies -- Investment Securities."

                                                         Temporary Investments and Defensive  Investments.  Pending investment,  the
                                                         Company may invest up to 100% of the net  offering or leverage  proceeds in cash,  cash  equivalents,  securities  issued  or  guaranteed  by the  U.S.
                                                         Government or its instrumentalities or agencies,  high quality,  short-term money market  instruments,  short-term  debt  securities,  certificates  of deposit, bankers' acceptances and other bank obligations,  commercial paper rated in the  highest  category by a rating  agency or other  fixed  income securities. The Company also may invest in these instruments on a temporary basis to meet  working  capital  needs  including,  but not limited to, for collateral  in connection  with certain  investment  techniques,  to hold a reserve pending payment of distributions,  and to facilitate the payment of expenses and settlement of trades.

                                                         In addition,  under adverse market or economic conditions,  the Company may invest  100% of its total  assets in these  securities.  The yield on these securities  may be lower  than the  returns  on RITs and MLPs or  yields on lower rated fixed income  securities.  To the extent the Company invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objective.

Hedging Transactions...................................  In addition to the investment  strategies discussed above, the Company has, and may in the  future,  engage in certain  transactions  intended to hedge the Company's  exposure to currency  risks due to its  investments  in RITs which are  denominated in Canadian  dollars and in an attempt to reduce the interest rate risk arising from the Company's  leveraged capital structure, including from the issuance of the Tortoise  Notes.  The Company may engage in  various  currency  hedging  transactions,  including  buying or selling options or futures,  entering  into other  foreign  currency  transactions, including forward foreign currency contracts,  currency swaps or options on currency  and  currency  futures and other  derivatives  transactions.  The
                                                         Company  also  may  enter  into   interest   rate   transactions.   Hedging
                                                         transactions  can be  expensive  and have risks,  including  the  imperfect
                                                         correlation   between  the  value  of  the  hedging   instruments  and  the
                                                         underlying  assets,  the  possible  default  of  the  other  party  to  the transaction  or illiquidity of the hedging  instruments.  Furthermore,  the ability to use hedging  transactions  successfully depends on the Advisor's ability to predict  pertinent  market  movements,  which cannot be assured.
                                                         See "Investment  Objective and Principal  Investment  Strategies -- Hedging
                                                         Transactions"  and "Risk  Factors  --  General  Risks of  Investing  in the
                                                         Company  --  Currency  Hedging  Risk;"  "--  Hedging  Strategy  Risk;"  "--
                                                         Counterparty Risk."

Leverage.............................................    On  April 4,  2006  the  Company  entered  into  a  $20  million  unsecured revolving  Credit  Facility  with  U.S.  Bank,  pursuant  to  which  it has borrowed  approximately  $9.5 million as of July 10, 2006.  The majority of the Company's  borrowings  under the Credit  Facility have been invested in the  securities  of  publicly  traded  MLPs and RITs.  The Credit  Facility expires on August 30,  2006.  The Company intends to issue MMP Shares in an amount

                                                         representing  approximately 9% of total assets. Part of the net proceeds of this offering will be used to repay all outstanding  indebtedness under the
                                                         Credit  Facility  and the  remaining  amount  will be used  for  investment purposes  in  accordance  with  the  Company's  investment  objectives  and policies.  The  Company  issued  Tortoise  Notes  on  April  3,  2006 in an aggregate principal amount representing  approximately 24% of the Company's total  assets.  The  Company  intends  to  terminate  the  Credit  Facility immediately following the receipt of the proceeds of this offering. Subject to limitations imposed on the Company by the 1940 Act, the Company may make further use of financial  leverage through other Borrowings,  including the issuance of commercial  paper or other notes.  Throughout this  Prospectus, commercial paper, notes or other borrowings,  including Tortoise Notes, are collectively referred to as "Borrowings." Payments to holders of MMP Shares in  liquidation  or otherwise  will be subject to the prior  payment of all outstanding indebtedness, including Borrowings.

Risks................................................    The following  discussion  summarizes  the principal  risks that you should consider  before  investing in MMP Shares and the Company.  For  additional information about the risks associated with MMP Shares and the Company, see
                                                         "Risk Factors."

                                                         Risks of MMP Shares.  The primary  risks of  investing in MMP Shares are as follows:

                                                         Interest Rate Risk. MMP Shares pay dividends  based on short-term  interest rates. If short-term  interest rates rise,  dividends on the MMP Shares may rise so that the  dividends  due to holders of MMP Shares  would exceed the income generated by the Company's portfolio securities.  This might require that  the  Company  sell  portfolio  securities  at a time  when  it  would otherwise  not do so,  which may  affect  adversely  the  Company's  future earnings  ability.  In addition,  rising market interest rates could impact negatively  the value of any debt  securities in the  Company's  investment portfolio,  reducing the amount of assets serving as asset coverage for the
                                                         MMP Shares.

                                                         Auction Risk.  You may not be able to sell your MMP Shares at an Auction if the Auction  fails;  that is, if there are more MMP Shares offered for sale than there are buyers for those MMP Shares.  Also, if you place hold orders
                                                         (orders to retain MMP Shares) at an Auction only at a specified  rate,  and the bid rate exceeds the rate set at the Auction,  you will not retain your
                                                         MMP  Shares.  Finally,  if you buy MMP Shares or elect to retain MMP Shares without specifying a rate below which you would not wish to buy or continue to hold those MMP Shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your MMP Shares  than the market  rate of interest. See "Description of Money Market Cumulative Preferred Shares" and
                                                         "The Auction -- Auction Procedures."

                                                         Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your MMP  Shares,  or you may not be able to  sell  them  for the  liquidation  preference  plus  accumulated dividends.  If the  Company has  designated  a Special  Dividend  Period (a dividend period other than 28 days), interest rate changes could affect the price  you would  receive  if you sold  your MMP  Shares  in the  secondary market.  Broker-dealers  that maintain a secondary  trading  market for MMP
                                                         Shares are not  required  to  maintain  this  market and the Company has no control over the  establishment or maintenance of this market.  The Company is not  required  to  redeem  MMP  Shares  if an  Auction  or an  attempted

                                       10

                                                         secondary  market sale  fails.  MMP Shares are not listed on an exchange or automated  quotation system. If you sell your MMP Shares to a broker-dealer between  Auctions,  you may receive  less than the price you paid for them, especially if market interest rates have risen since the last Auction.

                                                         Senior  Leverage  Risk. The MMP Shares will be junior to Tortoise Notes and any other  Borrowings.  The  Tortoise  Notes and any other  Borrowings  may constitute a  substantial  lien and burden on MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in  liquidation.  The Company may not be  permitted  to declare dividends or other  distributions  with respect to the MMP Shares unless at the time thereof the Company meets certain asset coverage  requirements and the payment of principal and interest is not in default with respect to the
                                                         Tortoise Notes or any other Borrowings.

                                                         Ratings and Asset  Coverage  Risk.  While Moody's and Fitch are expected to assign ratings of "Aa2" and "AA," respectively,  to MMP Shares, the ratings do not  eliminate  or  necessarily  mitigate  the risks of investing in MMP
                                                         Shares. A rating may not fully or accurately  reflect all of the credit and market risks  associated  with a security.  A rating agency could downgrade
                                                         MMP Shares,  which may make your securities less liquid at an Auction or in the secondary market. If a rating agency downgrades the ratings assigned to
                                                         MMP Shares,  the Company may alter its portfolio or redeem MMP Shares.  The
                                                         Company may voluntarily redeem MMP Shares under certain circumstances.  See
                                                         "Description of Money Market Cumulative Preferred Shares -- Redemption."

                                                         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting  from an increase in the price of goods and  services.  Inflation risk is the risk that the inflation  adjusted (or "real") value of your MMP
                                                         Shares  investment or the income from that investment will be worth less in the future. As inflation  occurs,  the real value of the MMP Shares and the dividends  payable to holders of MMP Shares declines.  See "Risk Factors --
                                                         Risks of Investing in the MMP Shares -- Inflation Risk."

                                                         Company Risks.  The Company's net asset value, its ability to pay dividends and the liquidation preference on MMP Shares, and its ability to meet asset
                                                         coverage   requirements   depends  on  the  performance  of  the  Company's
                                                         investment portfolio. The performance of the Company's investment portfolio is subject to a number of risks, including the following:

                                                         Conflicts of Interest.  Conflicts of interest may arise because the Advisor and its  affiliates  carry on substantial  investment  activities for other clients, including TYG, TYY and TTO. The Advisor or its affiliates may have financial  incentives to favor certain accounts over the Company.  When two or more clients  advised by the Advisor or its affiliates  seek to purchase or sell the same publicly traded  securities,  it may adversely  affect the price or size of the position the Company may obtain.  In addition,  if the
                                                         Advisor becomes aware of certain material non-public information related to an RIT or an  MLP,  such as  acquisitions  contemplated  by the RIT or MLP, possession of this  information  may preclude the Company from investing in or selling  securities of an RIT or an MLP at the most  advantageous  time.
                                                         Furthermore,  restrictions  under the 1940 Act may preclude the Company and its affiliates from  co-investing  in private  placements of securities and may restrict its ability to liquidate a position quickly.

                                                         Energy Companies. The Company invests in Energy Companies, with an

                                       11

                                                         emphasis on equity  securities issued by publicly traded RITs and MLPs. The primary risks inherent in the Energy Companies include: (1) the performance and level of  distributions  of Energy  Companies can be affected by direct and indirect  commodity price  exposure,  (2) the  profitability  of Energy
                                                         Companies  may be impacted  by a  significant  decrease in the  production, transportation,  processing, storing or distribution of energy commodities,
                                                         (3) a decrease in market demand for natural gas or other energy commodities could adversely  affect Energy Company  revenues and cash flows, (4) Energy
                                                         Company assets deplete over time and must be replaced,  (5) rising interest rates could increase an Energy  Company's cost of capital,  and (6) extreme weather  patterns could result in  significant  volatility in the supply of energy and power which could  affect the value of the  securities  in which the Company invests. See "Risk  Factors--General  Risks of Investing in the
                                                         Company--Supply  and Demand  Risk;"  "--Depletion  and  Exploration  Risk;"
                                                         "--Commodity  Pricing  Risk;"  "--Interest  Rate Risk;"  "--Reserve  Risk;"
                                                         "--Operating Risk;" "--Weather Risk."

                                                         RIT Risks.  The value of the equity  securities of the Company's  portfolio
                                                         RITs may fluctuate in accordance with changes in the financial condition of those RITs,  the condition of equity  markets  generally and other factors.
                                                         There  can be no  assurance  that the  Company's  portfolio  RITs  will pay distributions on their  securities.  The declaration of such  distributions generally depends on various factors,  including the operating  performance and financial condition of the RIT and general economic conditions.

                                                         In many  circumstances,  the  Company's  portfolio  RITs may  have  limited operating  histories.  The value of the  Company's  portfolio  RITs will be influenced by factors that are not within the Company's control,  including the  financial  performance  of the  respective  issuers,  interest  rates, exchange rates,  and commodity prices (that will vary and are determined by supply  and  demand  factors  such as  weather  and  general  economic  and political  conditions),  the hedging  policies  employed  by such  issuers, issues  relating to the  regulation  of the energy  sector and  operational risks relating to the energy sector.  See "Risk  Factors--General  Risks of
                                                         Investing in the Company--RIT Risks."

                                                         Leverage  Risk.  Subject  to limits  imposed by the 1940 Act and the Rating
                                                         Agency  Guidelines,  the Company may increase its leverage above the amount estimated  after  issuance  of the MMP Shares.  The Company  intends to use leverage primarily for investment  purposes.  The Company's use of leverage may result in risks and can magnify  the effect of any losses.  There is no assurance  that  a  leveraging  strategy  will  be  successful.  See  "Risk
                                                         Factors--General Risks of Investing in the Company--Leverage Risk."

                                       12

                                                         Small and Mid-Cap Stock Risk.  The Company  typically  invests in companies with small  (less than $2  billion)  or medium  (between  $2 billion and $5
                                                         billion)  market  capitalizations.   Stocks  of  smaller  and  medium-sized
                                                         companies can be more volatile than, and perform  differently  from, stocks of larger companies. There may be less trading in a smaller or medium-sized company's stock,  which means that buy and sell  transactions in that stock could have a larger impact on the stock's price than would be the case with a larger company's stock. Smaller and medium-sized companies may have fewer business  lines;  therefore,  changes in any one  business  line may have a greater  impact on a smaller or medium  company's  stock  price than is the case for a larger company.  In addition,  stocks of smaller or medium-sized companies may not be well known to the investing public.  See "Risk Factors
                                                         -- General  Risks of  Investing  in the Company -- Small and Mid-Cap  Stock
                                                         Risk."

                                                         Canadian Securities Risk. Investing in Canadian securities involves certain risks not involved in domestic investments,  including, but not limited to:
                                                         fluctuations  in  currency   exchange  rates;   future  foreign   economic,
                                                         financial, political and social developments;  different legal systems; the possible imposition of exchange controls or other foreign governmental laws or  restrictions;  lower  trading  volume;  greater  price  volatility  and illiquidity;  different trading and settlement practices; less governmental supervision;  high and volatile  rates of inflation;  fluctuating  interest rates;  less publicly  available  information;  and  different  accounting, auditing and financial recordkeeping standards and requirements.

                                                         Foreign Currency Risk.  Because the Company intends to invest in securities denominated  or quoted in the  Canadian  dollar,  changes  in the  Canadian
                                                         dollar/U.S. dollar exchange rate may affect the value of securities held by the  Company  and the  unrealized  appreciation  or  depreciation  of those securities.  See "Risk Factors -- General Risks of Investing in the Company
                                                         -- Foreign Currency Risk;" "--Currency Hedging Risk."

                                                         Currency  Hedging  Risk.  The Company  has,  and may in the  future,  hedge
                                                         against   currency  risk  resulting   from  investing  in   Canadian-dollar
                                                         denominated  RITs.  Currency hedging  transactions in which the Company may engage include buying or selling  options or futures or entering into other
                                                         foreign   currency   transactions,   including   forward  foreign  currency
                                                         contracts,  currency swaps or options on currency and currency  futures and other derivatives  transactions.  Hedging transactions can be expensive and have risks,  including the imperfect  correlation between the value of such instruments and the underlying  assets,  the possible  default of the other party to the  transaction or  illiquidity  of the  derivative  instruments.
                                                         Furthermore,  the ability to use hedging transactions  successfully depends on the  Advisor's  ability to predict  pertinent  market  movements,  which cannot be  assured.  Thus,  the use of hedging  transactions  may result in losses  greater than if they had not been used,  may require the Company to sell or purchase  portfolio  securities at inopportune  times or for prices other than current market values,  may limit the amount of appreciation the
                                                         Company  can realize on an  investment,  or may cause the Company to hold a security that it might otherwise sell. The use of hedging  transactions may result in the Company  incurring  losses as a result of matters  beyond its control.  For example,  losses may be incurred because of the imposition of exchange  controls,  suspension  of  settlements  or the  inability  of the
                                                         Company to deliver or receive a specified  currency.  See "Risk  Factors --
                                                         General Risks of Investing in the Company -- Currency Hedging Risk."

                                       13

                                                         Valuation  Risk.  The  Company  may  invest  up to 50% of total  assets  in restricted  securities,  which are subject to restrictions  on resale.  The value  of these  investments  ordinarily  will be based on fair  valuations determined  by  the  Advisor  using  procedures  adopted  by the  Board  of
                                                         Directors.  Restrictions  on resale or the  absence  of a liquid  secondary market may  adversely  affect the ability of the Company to  determine  net asset value.  The sale price of securities that are restricted or otherwise not  readily  marketable  may be higher or lower  than the  Company's  most recent valuations of those securities.  See "Risk Factors--General Risks of
                                                         Investing in the Company--Restricted Securities Risk."

                                                         Non-Diversification Risk. The Company has registered as a "non-diversified"
                                                         investment  company under the 1940 Act. To the extent the Company invests a relatively  high  percentage of its assets in the  obligations of a limited number of issuers,  the Company may be more  susceptible than a more widely diversified  investment  company  to  any  single  economic,  political  or regulatory  event.  Although  the  Company  may  invest a  relatively  high percentage  of its  assets in a  limited  number of  issuers,  the  Company intends  to  diversify  its  holdings  to the  extent  necessary  for it to maintain its  qualification as a regulated  investment  company ("RIC") for
                                                         U.S.  federal  income tax  purposes.  See "Risk Factors -- General Risks of
                                                         Investing in the Company -- Non-Diversification" and "Tax Matters."

                                                         See "Risk  Factors -- General Risks of Investing in the Company" for a more detailed  discussion  of these  risks and other risks of  investing  in the
                                                         Company.

Taxation of MMP Distributions........................    Dividends  with  respect  to MMP  Shares  from  the  Company's  current  or accumulated  earnings and profits allocated to MMP Shares generally will be taxed as ordinary income, but a portion of such distributions,  if properly designated  by  the  Company,  may  qualify  for  treatment  as  "qualified dividend  income"  that is  generally  subject  to  reduced  rates  of U.S.
                                                         federal  income  taxation for  non-corporate  stockholders,  provided  that certain  holding period and other  requirements  are  satisfied.  Corporate holders of MMP Shares should be aware that the Company does not  anticipate that the  dividends  paid by the Company  will  qualify to any  significant extent for the dividends received  deduction,  since a substantial  portion of the Company  income will be  attributable  to RIT dividends and MLPs. In addition,  any dividends  received  deduction may be limited in part due to the fact that a portion of the stock  giving rise to such  dividend  may in part be debt  financed.  Distributions  in excess of the Company's  current
                                                         or  accumulated   earnings  and  profits,  if  any,  will  first  reduce  a
                                                         stockholder's  adjusted tax basis in his or her MMP Shares, and, after such adjusted  basis is reduced  to zero,  will be treated as gain from the sale or  exchange  of such  MMP  Shares.  Because  the  Company  will  invest  a substantial  portion of its assets in MLPs,  which are expected to generate cash in excess of its taxable income to  stockholders,  it is possible that dividends  payable  on MMP  Shares  could  exceed  current  or  accumulated earnings  and  profits,  which  would be treated  as a  tax-free  return of capital or gain from the sale or exchange of the MMP Shares,  as  described above.  See "Tax Matters."

Auction Agent........................................    The  Bank  of New  York  will  serve  as  Auction  Agent,  transfer  agent, registrar,  dividend paying agent and redemption  agent with respect to MMP
                                                         Shares.

Book-Entry Only......................................    Except as  described  herein,  investors  in MMP  Shares  will not  receive

                                       14

                                                         certificates  representing  ownership  of their  shares.  Ownership  of MMP
                                                         Shares will be maintained in book-entry  form by the Securities  Depository or its  nominee  for  the  account  of the  investor's  Agent  Member.  The investor's  Agent Member,  in turn, will maintain records of the investor's beneficial  ownership  of  MMP  Shares.  Accordingly,  references  in  this
                                                         Prospectus  to an investor's  investment in or purchase,  sale or ownership of MMP Shares  are to  purchases,  sales or  ownership  of those  shares by
                                                         Beneficial Owners.

                                                         Dividends on the MMP Shares will be paid through the Securities  Depository on each Dividend Payment Date immediately  succeeding the Auction Date. The
                                                         Securities  Depository's normal procedures provide for it to distribute the dividends in same-day funds to Agent  Members,  who are in turn expected to distribute the dividends to the person for whom they are acting as agent in accordance with the instructions of that person.  See "Description of Money
                                                         Market Cumulative Preferred Shares -- Dividends and Dividend Periods."

                                       15

                              FINANCIAL HIGHLIGHTS

     Information  contained  in the table below under the  headings  "Per Common
Share  Data" and  "Supplemental  Data and Ratios"  shows the  audited  operating performance of the Company's common stock from the commencement of the Company's investment  operations on October 31, 2005 until November 30, 2005 and unaudited performance  of the Company's  common stock from December 1, 2005 until February
28, 2006. The table covers approximately four months of operations, during which a  substantial  portion  of the  Company's  assets  were  held  in  cash or cash equivalents pending investment in securities that meet the Company's  investment objective and policies (approximately 92% was invested in securities meeting the
Company's investment objective and policies at February 28, 2006).  Accordingly, the information  presented may not provide a meaningful picture of the Company's operating performance. The report of the Company's independent registered public accounting firm, Ernst & Young LLP, relating to the audited financial statements for the period from  October  31,  2005 to November  30, 2005 is included in the
Statement of Additional Information.

                                                                            Period from                Period from
                                                                         December 1, 2005           October 31,2005(1)
                                                                              through                    through
                                                                         February 28, 2006          November 30, 2005
                                                                        -------------------        --------------------
                                                                            (Unaudited)                 (Audited)
Per Common Share Data (2)
     Net Asset Value, beginning of period                                $         23.95            $           ---
     Public offering price                                                           ---                      25.00
     Underwriting discounts and offering expenses associated
        with the issuance of common stock                                            ---                     (1.31)
     Income from Investment Operations:
         Net investment income                                                      0.15                       0.02
         Net realized and unrealized gain on investments                            1.19                       0.24
                                                                            --------------             --------------
              Total increase from investment operations                             1.34                       0.26
                                                                            --------------             --------------
     Less dividends to common stockholders:
        Net investment income                                                     (0.26)                        ---
                                                                            --------------             --------------
              Total dividends to common stockholders                              (0.26)                        ---
                                                                            --------------             --------------
     Net Asset Value, end of period                                      $         25.03            $          23.95
                                                                            ==============             ==============
     Per common share market value, end of period                        $         22.73            $          25.00
     Total investment return based on market value (3)                           (8.05%)                        0.00%

Supplemental Data and Ratios
     Net assets applicable to common stockholders,
        end of period (000's)                                            $       115,457             $       110,451
     Ratio of expenses to average net assets before waiver(4)(5)                    1.84%                       2.02%
     Ratio of expenses to average net assets before waiver
        and excluding interest expense(4)(5)                                        1.78%                       2.02%
     Ratio of expenses to average net assets after waiver(4)(5)                     1.59%                       1.77%
     Ratio of expenses to average net assets after waiver
        and excluding interest expense(4)(5)                                        1.53%                       1.77%
     Ratio of net investment income to average net assets
        before waiver(4)(5)                                                         2.35%                       0.75%
     Ratio of net investment income to average net assets
        before waiver and excluding interest expenses(4)(5)                         2.41%                       0.75%
     Ratio of net investment income to average net assets
        after waiver(4)(5)                                                          2.60%                       1.00%
     Ratio of net investment income to average net assets
        after waiver and excluding interest expense(4)(5)                           2.66%                       1.00%
     Portfolio turnover rate                                                        0.00%                       0.00%
     Total short-term borrowings, end of period (in thousands)           $        15,835               $         ---
     Asset coverage ratio per $1,000 of borrowings                       $         8,291               $         ---
     Asset coverage ratio(6)                                                      829.00%                        ---

-------------------

(1)  Commencement of operations.
(2)  Information  presented  relates to a share of common stock  outstanding for the entire period.

                                       16

(3)  Not  annualized.  The total  investment  return is  calculated  assuming  a purchase  of common  stock at the  beginning  of the period (or the initial public  offering  price) and a sale at the closing price on the last day of the period reported.
(4)  Annualized for periods less than one full year.
(5)  These ratios  include the impact of current income taxes accrued of $12,000 and $0 for the period from  December 1, 2005 through  February 28, 2006 and
     October 31, 2005 through November 30, 2005, respectively.
(6)  Represents  value of total assets less all liabilities and indebtedness not represented  by short-term  borrowings at the end of the period  divided by short-term borrowings outstanding at the end of the period.

The  following  table sets forth  information  about the  Company's  outstanding senior securities representing indebtedness as of the date of this Prospectus.

                                                                                                         Average Market
                                                                              Asset Coverage           Value Per $25,000
                                                   Total Principal             Per $1,000 of              of Principal
Title of Security                                Amount Outstanding          Principal Amount                Amount
-----------------                             ------------------------    ----------------------     ---------------------
Tortoise Notes, Series A                            $ 40,000,000                  $3,362                     $25,000
Borrowings
    Unsecured Revolving Credit Facility (1)         $  7,000,000                  $3,362                       n/a
----------------------------

(1)  On April 4, 2006, the Company entered into a $20 million  unsecured  Credit
     Facility with US Bank pursuant to which it has borrowed  approximately $9.5 million as of July 10, 2006. The majority of the Company's borrowings under the Credit Facility have been invested in the securities of publicly traded
     MLPs and RITs.  The Credit  Facility  expires on August 30, 2006.  Upon the issuance  of the MMP Shares  offered  hereby,  the  Company  will repay all outstanding indebtedness under the Credit Facility and terminate the Credit
     Facility.

                                   THE COMPANY

    The Company is a recently organized,  nondiversified,  closed-end management investment company registered under the 1940 Act. The Company was organized as a
Maryland  corporation  on  January  13,  2005  under a charter  (the  "Charter")
governed by the laws of the State of Maryland.  On October 31, 2005, the Company
issued an aggregate of 4,600,000  shares of Common  Stock,  par value $0.001 per share,  in its initial  public  offering.  The  proceeds  of the initial  public offering were  approximately  $108.9 million,  after the payment of underwriting discounts and offering  expenses.  The  Company's  common stock is listed on the
NYSE  under the symbol  "TYN." The  Company  commenced  investing  its assets on
October 31, 2005.  On April 3, 2006,  the Company  issued $40 million  aggregate principal amount of Tortoise Notes. As of February 28, 2006, the Company had net
assets of  approximately  $115 million  attributable  to its common  stock.  The
Company's  principal  office is located at 10801  Mastin  Boulevard,  Suite 222,
Overland Park, Kansas 66210.

    The following  provides  information about the Company's  outstanding Common
Stock as of February 28, 2006:

                                                  Amount
                                                Held by the
                              Amount          Company or for          Amount
Title of Class              Authorized          its Account         Outstanding
--------------         --------------------  ---------------    ----------------
Common Stock........    100,000,000 shares           0          4,612,640 shares

                                       17

                                 USE OF PROCEEDS

     The net  proceeds  of this  offering  of MMP Shares  will be  approximately
$14,620,200,  after payment of the  underwriting  discounts and  commissions and estimated  offering  costs.  The  Company  will use the net  proceeds  from this offering to fully repay all outstanding  indebtedness  under the Credit Facility and will invest the  remaining  net  offering  proceeds in  accordance  with its investment  objective  and policies  described  below.  The Company has borrowed approximately  $9.5 million under the Credit  Facility as of July 10, 2006,  the majority of which has been invested in the  securities  of publicly  traded MLPs and RITs.  Outstanding  balances under the Credit  Facility accrue interest at a variable annual rate equal to the one-month LIBOR rate plus .75%. As of July 10,
2006,  the current rate is 6.10% and all  outstanding  amounts  under the Credit
Facility mature on August 30, 2006. Once all outstanding  indebtedness under the
Credit Facility is repaid,  the Company will terminate the Credit Facility.  The
Company estimates that the net proceeds of this offering, after the repayment of all  outstanding  indebtedness  owed  under the Credit  Facility,  will be fully invested in accordance  with the  Company's  investment  objective  within three months of this  offering.  It may take the Company up to three  months to invest the net proceeds of this  offering for several  reasons,  including  the lack of availability of suitable  investments,  difficulty in securing firm  commitments for direct  placements  and the trading  market and volumes of the securities of publicly  traded  MLPs and  RITs.  Pending  investment  in  accordance  with its investment  objective,  the  Company may invest the net  proceeds in cash,  cash equivalents,  securities  issued or  guaranteed  by the U.S.  Government  or its
instrumentalities   or  agencies,   high   quality,   short-term   money  market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances and other bank  obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income securities -- all of which are expected to provide a lower yield than the  securities  of publicly  traded MLPs and RITs.

                                       18

                                 CAPITALIZATION

     The  following  table sets forth the  capitalization  of the  Company as of
February 28, 2006, and as adjusted to give effect to the issuance of $40,000,000 principal  amount of Tortoise Notes on April 3, 2006, and the MMP Shares offered hereby and assumes  repayment of all outstanding  indebtedness  under the Credit
Facility.  As indicated below,  common stockholders will bear the offering costs associated with this offering.

                                                                                                       Actual            As Adjusted
                                                                                                     (Unaudited)        (Unaudited)
Long-Term Debt:
      Tortoise Notes, denominations of $25,000 or any multiple thereof*...........................      ---           $ 40,000,000
Preferred Shares Outstanding:
     MMP   Shares,   $.001  par   value   per   share,   $25,000   stated   value  per  share  at
     liquidation;   shares   authorized   (no   shares   issued  and  600   shares   issued,   as       ---           $ 15,000,000
     adjusted), respectively*....................................................................
Common Stockholders' Equity:
     Common Stock, $.001 par value per share;  100,000,000  shares  authorized,  4,612,640 shares
     outstanding*................................................................................  $      4,613       $      4,613
     Additional paid-in capital..................................................................  $109,089,614       $108,710,089**
     Distributions in excess of net investment income............................................  $   (312,385)      $   (312,385)
     Accumulated net realized gain on investments and foreign currency transactions..............  $    991,506       $    991,506
     Net unrealized  gain on  investments,  foreign  currency and translation of other assets and
     liabilities denominated in foreign currency.................................................  $  5,683,493       $  5,683,493

                  ---------------    --------------
     Net assets applicable to common stockholders................................................  $115,456,841       $115,077,316
------------
*    None of these  outstanding  shares/notes  are held by or for the account of the Company.
**   As adjusted,  additional paid-in capital reflects the recharacterization of net operating  losses of ($156,953)  occurring prior to the commencement of
     operations,   the   proceeds   of  the   issuance   of  the  Common   Stock
     ($115,301,780),  less $.001 par value per share of Common  Stock  ($4,613), less the  estimated  offering  costs  related to the  issuance of shares of
     Common Stock in the amount of $1.31 per share of Common Stock  ($6,050,600)
     less the underwriting discounts and estimated offering costs related to the issuance of the MMP Shares in the amount of $379,800.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

    The  Company's  investment  objective  is to  provide a high  level of total return with an emphasis on  dividend  income paid to  stockholders.  The Company seeks to  provide  its  stockholders  with a vehicle  to  invest in a  portfolio consisting  primarily  of  publicly  traded  RITs and MLPs,  with an emphasis on midstream  and  downstream  Energy  Companies.  RITs  and  MLPs  are  considered tax-efficient  investment  vehicles because they are generally able to avoid the double taxation applicable to most corporate entities.

    The investment  objective  described above is not a "fundamental"  policy of the  Company  and  may  be  changed  without  the  approval  of a  vote  of  the stockholders of the Company.  In the event the Board of Directors  determines it appropriate  to change the  restriction  requiring  the  Company,  under  normal circumstances,  to  invest  not less  than 80% of its  total  assets  in  equity securities  of Energy  Companies,  the Company  must provide  stockholders  with written notice at least 60 days prior to changing such restriction,  unless such change was previously approved by stockholders.

Energy Sector Focus

    The Company invests primarily in Energy Companies. The North American energy sector can be broadly categorized as follows:

    o   Upstream  --  the  development  and  extraction  of  energy   resources,
        including  natural  gas,  crude oil and coal from  onshore and  offshore geological reservoirs.

    o   Midstream -- the  gathering,  processing,  storing and  transmission  of energy  resources  and  their  by-products  in a form  that is usable by wholesale  power  generation,  utility,  petrochemical,  industrial  and
        gasoline  customers,   including   pipelines,   gas  processing  plants,
        liquefied natural gas facilities and other energy infrastructure.

    o   Downstream -- the refining, marketing and distribution of refined energy sources,  such as customer-ready  natural gas, propane and gasoline,  to
        the  end-user   customers,   and  the   generation,   transmission   and
        distribution of power and electricity.

                                       19

    Energy  Companies  include  companies  that  derive  more  than 50% of their revenues  from  transporting,  processing,  storing,  distributing  or marketing natural gas, NGLs,  electricity,  coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.

Investment Strategy

    Under  normal  conditions,  the  Company  invests  at least 80% of its total assets  (including  assets obtained  through  leverage) in equity  securities of
Energy  Companies.  The equity  securities of Energy Companies  purchased by the
Company will consist primarily of interests in publicly traded RITs and publicly traded  MLPs,  but also may  include  common  or  preferred  stock,  convertible securities,  warrants,  and depository  receipts issued by Energy Companies that are not RITs or MLPs. The equity  securities may be restricted  securities.  The
Company also may invest up to 20% of its total assets in publicly traded RITs or publicly  traded  MLPs that are not  Energy  Companies.  The  Company  generally invests  at  least  50%  of its  total  assets  in  registered  or  unregistered securities of publicly traded RITs. The Company does not invest more than 25% of its total assets in equity  securities of publicly  traded MLPs. The Company may invest  up to 50% of its  total  assets in  restricted  securities  for which no public trading market exists. See "Risk  Factors--General  Risks of Investing in the Company--Restricted Securities Risk."

    The percentage  limitations  applicable to the Company's portfolio described in this  Prospectus  (other than the percentage  limitations on leverage)  apply only at the time of  investment  and the  Company  will not be  required to sell securities due to subsequent  changes in the value of securities it owns.  Also, the  Company  may  invest  more  than  50% of its  total  assets  in  restricted securities  prior to its first  receipt of any leverage  proceeds so long as its aggregate investments in restricted securities do not exceed 50% of total assets
(including  assets  obtained or expected to be obtained  from  leverage).  As of
February 28, 2006, the Company has invested approximately $9 million (of its net assets of approximately $115 million) in restricted securities.

    In addition to the investment  strategies  discussed above, the Company has, and may in the future,  engage in  transactions  intended to hedge the  currency risk to  which it may be  exposed  because  it will be  making  Canadian  dollar denominated  investments in RITs.  Currency  hedging  transactions  in which the
Company may engage include buying or selling options or futures or entering into
other  foreign  currency   transactions,   including  forward  foreign  currency
contracts,  currency swaps or options on currency and currency futures and other derivatives transactions.  Hedging transactions can be expensive and have risks, including the imperfect  correlation  between the value of such  instruments and the  underlying  assets,  the  possible  default  of  the  other  party  to  the transaction or illiquidity of the derivative  instruments.  Hedging transactions are generally intended to protect against  unpredictable  market movements,  but the unpredictable nature of these market movements makes successful hedging very difficult.

Investment Philosophy

    When  selecting  investments,  the Advisor  looks for equity  securities  of companies  that appear to have  potential  for above  average  performance.  The
Advisor  seeks to invest in  securities  that offer a  combination  of  quality, growth and yield intended to result in superior total returns over the long run.

    The  Advisor's   investment  selection  process  includes  a  comparison  of quantitative, qualitative, and relative value factors. Although the Advisor uses research  provided by  broker-dealers  and investment  firms,  it places primary emphasis on proprietary analysis and valuation models constructed and maintained by the Advisor.  These proprietary analysis and valuation models are used by the
Advisor in advising all of its clients and are  currently,  and as modified from time to  time,  will  continue  to be,  used by the  Advisor  in  selecting  MLP investments.  The Advisor  believes these models are also effective in selecting
RIT investments.  To determine whether a company meets its criteria, the Advisor generally looks for a strong record of distribution  growth, a conservative debt to equity ratio, a consistent  ratio of  distributable  cash flow to actual cash distributions  to unitholders,  a proven track record of operating  performance, and an effective incentive structure and quality management team.

Energy Company Issuers

    The Company's  portfolio  will be composed  principally of the securities of the three following types of Energy Company issuers:

   Canadian Royalty Trusts and Income Trusts

     Under normal conditions,  the Company generally invests at least 50% of its total assets in registered or  unregistered  securities of publicly traded RITs.
There are variations in structure  among RITs, but they generally are structured to own either:  (1) debt and equity of an  underlying  entity that carries on an active  business,  or (2) a royalty in revenues  generated  by the assets of the entity.  Generally,  the RIT structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, an RIT

                                       20

generally  can reduce its taxable  income to zero by paying (or making  payable)
all of its taxable income (including net realized capital gains) to unitholders, thus  eliminating  a layer of taxation that  otherwise  would apply to corporate entities.  The modest  variations in RIT  structures  do not create  substantive differences in the rights or obligations of their unitholders. The RIT structure is typically  adopted by businesses  that require a limited amount of capital in maintaining  their  property,  plant and equipment and that generate stable cash
flows.  The  projected  life  of  distributions   and  the   sustainability   of
distribution  levels tend to vary with the nature of the business  underlying an
RIT. The variety of businesses upon which RITs have been created is broad,  both in the nature of the underlying industry and assets and in geographic  location.
The  Company  will  invest  primarily  in  Energy  Company  RITs,  but  also may selectively invest in other RITs.

The Company  intends to invest only in RITs that are  "mutual  fund  trusts" for
Canadian income tax purposes and "C  corporations"  for U.S.  federal income tax purposes.  The  characterization  of RITs as "mutual  fund  trusts" for Canadian income tax purposes  does not mean RITs that are  structurally  the same as U.S.
"mutual  funds." The RITs that are Energy  Companies can generally be classified in the following categories:

     o    Oil and Gas  Trusts.  Oil and gas  trusts  are  RITs  that  pay out to unitholders  substantially  all of the cash flow they receive from the production and sale of underlying  crude oil and natural gas reserves.
          The distributions  paid on oil and gas trust units will vary from time to time based on production  levels,  commodity prices,  royalty rates and certain expenses,  deductions and costs and,  accordingly,  can be highly volatile.  Moreover, as the underlying oil and gas reserves are produced,  the remaining  reserves  available to the royalty trust are depleted. Successfully replacing reserves enables an oil and gas trust to maintain distribution levels and unit prices over time. Oil and gas trusts typically replace reserves through reserve additions  resulting from internal capital development  activities or through acquisitions.
          Because they  distribute  the bulk of their cash flow to  unitholders, oil and gas trusts are  effectively  precluded  from exploring for and developing new oil and gas prospects with internally  generated funds.
          Therefore,  oil and gas trusts  typically grow through  acquisition of producing  companies or companies with proven reserves of oil and gas, funded  through the issuance of additional  equity or, where the trust is able,  the issuance of debt.  See "Risk Factors -- General Risks of
          Investing in the Company -- Depletion and Exploration Risk."

          Oil and gas trusts  generally do not conduct a  significant  amount of exploration  activity to find new  reserves of oil and gas, but rather own and operate developed oil and gas properties. As a result, oil and gas  trusts  generally  do  not  have  as  great  a risk  of  drilling unproductive  oil and gas wells as traditional  oil and gas companies;
          however,  oil and gas trusts are still  exposed to  commodity  pricing risks,  reserve risks and operating risks.  Hedging strategies used by oil and gas trusts can provide partial  mitigation  against  commodity risk,  while  reserve risk can only be addressed  through  appropriate investments.

     o    Pipeline  Trusts.  Pipeline  trusts are RITs that  principally own and operate pipelines or other energy  distribution  assets.  These trusts typically  generate  stable  cash flow  through the levy of fixed rate transportation  tolls based on product  throughput.  The amount of the distributions  paid by these trusts  varies with the market demand for transportation of product or their distributions  systems.  While they are generally not as commodity  price sensitive as oil and gas royalty trusts,  they may be affected by fluctuations  in commodity  prices in the longer term and are  sensitive  to the  prevailing  interest  rate levels.

     o    Power Trusts. Power trusts are RITs that principally generate and sell electricity. These trusts generate electricity from a variety of power facilities,  including  hydro-electric,  natural gas and waste heating
          facilities,   and  typically  sell  the  electricity   produced  under
          long-term fixed price contracts with commercial  users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts  generating the bulk of their  electricity  from  hydroelectric facilities.

   U.S. Master Limited Partnerships

    The  Company  may invest up to 25% of its total  assets in  publicly  traded
MLPs.  MLPs are  limited  partnerships  whose  partnership  units are listed and traded on a U.S.  securities  exchange and generally are treated as partnerships for U.S.  federal  income tax  purposes.  To qualify as a  partnership  for U.S.
federal income tax purposes, an MLP must receive at least 90% of its income from qualifying  sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the  "Code").  These  qualifying  sources  include  natural
resource-based  activities  such  as  the  exploration,   development,   mining,
production,  processing,  refining,  transportation,  storage and  marketing  of mineral or natural  resources.  MLPs generally  have two classes of owners,  the general partner and limited partners.  The general partner is typically owned by a major energy company, an investment fund,  individuals who are involved in the direct management of the MLP, or a combination of these entities or individuals.
The  general  partner  may  be  structured  as  a  private  or  publicly  traded corporation, LLC or other form of entity. The general partner typically controls the operations  and management of the MLP through an equity  interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units.  Limited partners own the remainder of the partnership  through ownership of common units, and generally have only limited rights.

                                       21

    MLPs are  generally  organized  by the owners of an existing  business  that determine that the MLP structure is a more  tax-efficient  structure in which to conduct the  operations  of the  business due to the ability of the MLP to avoid the  payment of federal  income tax at the  entity  level.  As these  owners may retain other  businesses that are transferred to the MLP,  conflicts of interest may arise between the MLP and the other  businesses  retained by the sponsors of the  MLP,  particularly  with  respect  to  business  opportunities  that may be desirable for both the MLP and the other  retained  businesses of the sponsor to pursue,  as  well  as  various  actions  that  may  affect  the  levels  of cash distributions  to be made to the  holders of MLP units and the  general  partner regarding its incentive  distribution  rights discussed below. As the sponsor of the MLP typically also owns the majority of the equity  interests of the general partner of the MLP as well as its  retained  businesses,  the sponsor  typically controls both the MLP and its retained businesses. In order to resolve conflicts of interest that may arise between the general partner and its equity owners, on the one hand, and the MLP on the other hand, the partnership  agreements of MLPs typically have  provisions  that specify the manner in which these  conflicts of interest are resolved.

    MLPs are  typically  structured  such that common units and general  partner interests have first priority to receive  quarterly cash  distributions  up to a minimum  quarterly  distribution--or,  MQD.  When an MLP  reaches  that  minimum distribution level, the general partner typically receives  progressively higher percentages  of each  distribution.  For  example,  to the extent the MQD is not paid, common and general partner interests accrue distribution arrearages.  Once common and general partner interests have been paid,  subordinated units receive distributions  up to the MQD, but subordinated  units do not accrue  arrearages.
Distributable  cash above the MQD  generally is  distributed  to both common and subordinated  units on a pro rata basis. The general partner is also eligible to receive  incentive  distributions  if it operates the business in a manner which results in distributions  paid per common unit above specified target levels. As the general partner increases cash  distributions to the limited  partners,  the general partner  receives an increasingly  higher  percentage of the incremental cash distributions.  A common arrangement  provides that the general partner can reach a tier  allowing  it to receive  50% of every  incremental  dollar paid to common and subordinated unit holders.  These incentive  distributions  encourage the general  partner to streamline  costs,  increase  capital  expenditures  and acquire  assets in order to increase the  partnership's  cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

    MLPs in which the Company  will invest can  generally be  classified  in the following categories:

     o    Pipeline  MLPs.  Pipeline  MLPs are  common  carrier  transporters  of natural  gas,  NGLs  (primarily  propane,  ethane,  butane and natural gasoline),  crude oil or refined petroleum products (gasoline,  diesel
          fuel  and  jet  fuel).   Pipeline  MLPs  also  may  operate  ancillary
          businesses such as storage and marketing of such products.  Revenue is derived from capacity and transportation fees. Historically,  pipeline output has been less  exposed to cyclical  economic  forces due to its low cost  structure  and  government-regulated  nature.  In  addition, pipeline MLPs  typically do not have direct  commodity  price exposure because they do not own the product being shipped.

     o    Processing  MLPs.  Processing  MLPs gather and process  natural gas as well as provide  transportation,  fractionation  and  storage of NGLs.
          Revenue is derived from  providing  services to natural gas producers, which  require  treatment  or  processing  before  their  natural  gas commodity  can be sold to utilities  and other end users.  Revenue for the processor is  fee-based,  although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities.

     o    Propane MLPs.  Propane MLPs distribute propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale  cost. The ability to maintain  margin is a key to profitability. Propane serves approximately 3% of the household energy  needs in the  United  States,  largely  for homes  beyond  the geographic reach of natural gas distribution pipelines.  Approximately
          70% of annual  cash flow is earned  during the winter  heating  season
          (October through March).  Accordingly,  volumes are weather dependent, but have utility type  functions  similar to  electricity  and natural gas.

     o    Coal MLPs.  Coal MLPs own, lease and manage coal reserves.  Revenue is derived from the production and sale of coal, or from royalty payments related to leases to coal  producers.  Electricity  generation  is the primary use of coal in the United States.  Demand for  electricity and supply of alternative  fuels to generators are the primary  drivers of coal demand.  Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee  meeting  necessary  production  volumes;
          federal,  state and  local  laws and  regulations  which may limit the ability to produce coal; the MLP's ability to manage  production costs and pay mining  reclamation  costs;  and the effect on demand that the
          Clean Air Act standards have on coal-end users.

     o    Marine  Shipping  MLPs.  Marine  shipping  MLPs are  primarily  marine transporters of natural gas, crude oil or refined petroleum  products.
          Marine  shipping MLPs derive  revenue from charging  customers for the
          transportation   of  these  products   utilizing  the  MLPs'  vessels.
          Transportation  services are typically  provided pursuant to a charter or contract,  the terms of which very  depending on, for example,  the length of use of a particular vessel, the amount of cargo transported, the number of voyages  made,  the parties  operating a vessel or other factors.

                                       22

   Non-RIT and Non-MLP Energy Companies

    While the Company  will invest  primarily in Energy  Companies  organized as
RITs and MLPs,  the Company may also invest in other Energy  Companies  that are not RITs or MLPs.  These companies are engaged in the business of  transporting, processing,  storing,  distributing or marketing natural gas, NGLs, electricity, coal,  crude  oil or  refined  petroleum  products,  or  exploring,  developing, managing or producing such  commodities,  or derive 50% or more of their revenue from providing energy-related services to such companies.

Investment Securities

    The Company's portfolio will be composed  principally of the following types of securities:

        RIT Securities.  The RIT securities in which the Company invests consist primarily of trust units that  represent an equity  ownership  interest in a trust  created  under  the laws of a  Canadian  province.  The  trust  units
    generally   entitle  the  holder  to  receive   monthly  or  quarterly  cash
    distributions  from the RIT, as well as the  potential to share in the RIT's success through capital  appreciation.  In the event of a liquidation of the
    RIT that issued the trust  units,  the holders of the trust units  generally would be entitled to their pro rata share of any liquidation  proceeds,  net of any applicable  withholding tax in the case of  non-residents  of Canada, remaining after payment of all outstanding debts and other liabilities.  RIT units  generally  trade on a Canadian  stock  exchange,  such as the Toronto
    Stock  Exchange,  and  also  may  trade on one of the  United  States  stock exchanges.  Commission  rates for  brokerage  transactions  on foreign stock exchanges,  including the Toronto Stock  Exchange,  are generally  fixed. In some cases,  an RIT may have two classes of trust units,  one class of which may only be owned by residents  of Canada,  and the other class of which may be held by either residents or  non-residents of Canada.  For RITs with more than one class of units,  the  Company  may  invest in any class of units if permitted by the units' residency requirements. The Company would be treated as a non-resident of Canada for purposes of determining which class of trust units it could purchase.  Holders of trust units generally have the right to vote upon the election of managers or directors of the RIT.

        MLP  Securities.  The MLP  securities  in which the Company  invests can generally be classified into the following categories:

     o    MLP  Common  Units.  MLP  common  units  represent  a limited  partner interest  in a limited  partnership  that  entitles  the  holder to an equity ownership share of the company's success through  distributions and/or capital appreciation.  In the event of liquidation,  MLP common unitholders  have first rights to the  partnership's  remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.  MLPs  typically are managed by a general  partner, and  holders of MLP common  units  generally  do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over-the-counter.

     o    MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders,  corporate  general partners of MLPs,  entities  that sell  assets to the MLPs,  and  institutional investors.  The purpose of the  convertible  subordinated  units is to increase the  likelihood  that during the  subordination  period there will be available cash to be  distributed to common unit holders.  The
          Company expects to purchase  convertible  subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to  distributions  until holders of common units have received  specified MQD, plus any arrearages,  and may receive less in distributions upon liquidation.  Convertible subordinated unit holders generally  are  entitled  to MQD  prior to the  payment  of  incentive distributions  to the  general  partners,  but  are  not  entitled  to arrearage rights.  Therefore,  they generally entail greater risk than
          MLP common units. They are generally  convertible  automatically  into the senior common units of the same issuer at a one-to-one  ratio upon the passage of time or the  satisfaction of certain  financial  tests.
          These  units  generally  do  not  trade  on  a  national  exchange  or over-the-counter,  and  there  is no  active  market  for  convertible subordinated units. The value of a convertible  security is a function
          of  its  worth  if  converted  into  the   underlying   common  units.
          Convertible subordinated units generally have similar voting rights to
          MLP common units. Distributions may be paid in cash or in-kind.

     o    I-Shares.  I-Shares  represent an indirect  investment in MLP I-units.
          I-units are equity securities issued to affiliates of MLPs,  typically a limited liability company,  that owns an interest in and manages the
          MLP. The I-Share issuer has  management  rights but is not entitled to
          incentive   distributions.   The  I-Share   issuer's   assets  consist
          exclusively of MLP I-units;  however, the MLP does not allocate income or loss to the I-Share issuer. Distributions by MLPs to I-unit holders are made in the form of additional I-units,  generally equal in amount to the cash  received by common unit holders of MLPs. Distributions to
          I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units  received by the  I-Share  issuer.  The issuer of the I-Share is taxed as a corporation for federal income tax purposes.

                                       23

          Accordingly,  investors  receive a Form 1099, are not allocated  their proportionate share of income of the MLPs and are not subject to state filing obligations.

        The Company does not  anticipate any conflicts of interest with any MLP, general partner of an MLP, or issuer of I-Shares.

        Equity  Securities.  In addition to equity  securities of RITs and MLPs, the Company also may invest in common and preferred  stock,  LLC  interests, convertible securities, warrants and depository receipts of Energy Companies that are organized as corporations or LLCs.  Although equity securities have historically  generated  higher  average  total  returns  than  fixed-income securities  over the long  term,  equity  securities  also have  experienced significantly  more  volatility  in  those  returns  and  may  under-perform relative to  fixed-income  securities  during  certain  periods.  An adverse event,  such as an unfavorable  earnings report,  may depress the value of a particular  equity  security  held by the  Company.  Also,  prices of equity securities  are sensitive to general  movements in the equity  markets and a drop in the equity  markets may depress  the price of equity  securities  to which the Company has  exposure.  Equity  securities  prices  fluctuate  for several reasons including changes in investors' perceptions of the financial condition  of an issuer or the  general  condition  of the  relevant  equity market, or when political or economic events affecting the issuers occur. In addition,  the prices of equity securities may be particularly  sensitive to rising  interest  rates,  which  increases  borrowing costs and the costs of capital.

        Other Investment Companies.  The Company may invest in the securities of
    other  investment   companies  to  the  extent  that  such  investments  are
    consistent  with  the  Company's   investment  objective  and  policies  and
    permissible  under the 1940 Act.  Under the 1940 Act,  the  Company  may not
    acquire the securities of other domestic or non-U.S.  investment  companies, if, as a result,  (1) more than 10% of the  Company's  total assets would be invested in  securities  of other  investment  companies,  (2) such purchase would result in more than 3% of the total  outstanding  voting securities of any one investment company being held by the Company, or (3) more than 5% of the Company's total assets would be invested in any one investment  company.
    These  limitations  do not apply to the purchase of shares of any investment company  in  connection  with a  merger,  consolidation,  reorganization  or acquisition of substantially all the assets of another investment company.

        The  Company,  as  a  holder  of  the  securities  of  other  investment companies, will bear its pro rata portion of the other investment companies'
    expenses,  including  advisory  fees.  These expenses are in addition to the direct expenses of the Company's own operations.

    Restricted Securities.  The Company may invest up to 50% of its total assets in restricted  securities for which no public  trading market exists.  An issuer may be willing to offer the purchaser more  attractive  features with respect to restricted  securities  issued in direct  placements  because  it will avoid the expense  and  delay  involved  in  a  public  offering  of  securities.  Adverse conditions in the public securities  markets may also preclude a public offering of securities.  MLP convertible  subordinated  units are typically  purchased in private  transactions from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

    Restricted  securities  are less liquid than  securities  traded in the open market  because of  statutory  and  contractual  restrictions  on resale.  These securities are unlike  securities that are traded in the open market,  which can be  expected  to be sold  immediately  if the market is  adequate.  This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in the U.S. in privately negotiated  transactions with a limited number of purchasers or in public  offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

    Defensive  and  Temporary  Investments.  Under  adverse  market or  economic conditions or pending investment of offering or leverage  proceeds,  the Company may invest up to 100% of its total assets in securities  issued or guaranteed by the U.S.  Government  or its  instrumentalities  or  agencies,  short-term  debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income  securities deemed by the Advisor to be of similar quality
(collectively,  "short-term  securities"),  or in cash or cash equivalents.  The
Company also may invest in short-term securities or cash on a temporary basis to meet working  capital  needs  including,  but not limited to, for  collateral in connection with certain hedging techniques, to hold a reserve pending payment of dividends,  and to facilitate the payments of expenses and settlement of trades.
The yield on short-term securities or cash may be lower than the returns on RITs and MLPs or yields on lower rated  fixed  income  securities.  To the extent the
Company  invests  in  short-term   securities  or  cash,  such  investments  are
inconsistent  with and may result in the Company not  achieving  its  investment objective. Although the Advisor expects to use these practices to reduce certain of the  Company's  identified  risks,  no  assurance  can be  given  that  these transactions will achieve this result.

    A  more  detailed  description  of the  Company's  investment  policies  and restrictions  and  more  detailed  information  about  the  Company's  portfolio investments are contained in the Statement of Additional Information.

                                       24

Use of Leverage

     The Company may borrow money,  issue  preferred stock or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage.  On April 4, 2006,  the Company  entered into a $20 million  unsecured
Credit  Facility  with US Bank  pursuant to which it has borrowed  approximately
$9.5 million as of July 10, 2006. The majority of the Company's borrowings under the Credit Facility have been invested in the securities of publicly traded MLPs and RITs. The Credit Facility expires on August 30, 2006. The Company intends to issue MMP Shares in an aggregate  amount  representing  approximately  9% of the
Company's total assets.  The Company will use a portion of the net proceeds from this  offering  to repay  fully the  outstanding  indebtedness  under the Credit
Facility.  The Company will invest the remaining net proceeds in accordance with its  investment  objective  and policies.  The Company  intends to terminate the
Credit Facility immediately  following the repayment of the outstanding amounts.
The Company issued  Tortoise  Notes on April 3, 2006, in an aggregate  principal amount representing approximately 24% of the Company's total assets.

    The Company  employs  financial  leverage for  investment  purposes when the
Advisor believes that such use of proceeds will enhance the Company's ability to achieve  its  investment  objective.  The  timing  and  terms  of  any  leverage transactions  will be  determined  by the  Company's  Board  of  Directors.  The principal  factor used in making  this  determination  is whether the  potential return is likely to exceed  the cost of  leverage.  The  Company  will not issue additional  leverage when the  estimated  costs of issuing such leverage and the ongoing cost of servicing the payment  obligations  on such leverage will exceed
the  estimated  return  on  the  proceeds  of  such  leverage.   In  making  the
determination  as to  whether  to  issue  leverage,  the  Company  must  rely on estimates of leverage costs and expected  returns.  Actual costs of, and returns on,  leverage will vary over time depending on interest rates and other factors.
The Company's  Board of Directors also will consider  other  factors,  including whether the current investment  opportunities  satisfy the Company's  investment objective and strategies.  Before issuing additional series of Tortoise Notes or shares of preferred stock, the Company must receive confirmation from the Rating
Agencies that the proposed issuance will not adversely affect such Agency's then current  rating of  outstanding  Tortoise Notes or the MMP Shares issued in this offering.  The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors
-- General Risks of Investing in the Company -- Leverage  Risk." The  management fee paid to the Advisor will be calculated on the basis of the Company's Managed
Assets (as defined on page 39 and which  includes the proceeds  of any financial leverage), so the fee will be higher when leverage is used.

    The  Company  reserves  the right at any time,  if it  believes  that market conditions  are  appropriate,  to  increase  its level of debt or to issue other senior securities in order to maintain or increase the Company's leverage to the extent permitted by the 1940 Act and existing agreements between the Company and third  parties.  The 1940 Act  generally  prohibits an  investment  company from issuing  more than one  class of  senior  debt and more than one class of senior equity  although  more than one series of each such type of senior  security  is permitted.

Hedging Transactions

     The  Company  has,  and may in the  future,  hedge  against  currency  risk resulting from investing in Canadian-dollar  denominated RITs.  Currency hedging transactions  in which the Company may engage include buying or selling  options or futures or  entering  into other  foreign  currency  transactions,  including forward foreign  currency  contracts,  currency swaps or options on currency and currency futures and other derivatives transactions. The Company notes a portion of its money market cash investments (or some other asset) as allocated to cover derivative  transactions.  As of April 7, 2006,  the Company has entered  into a series of  forward  sales of  Canadian  dollars  for US dollars in the amount of
C$1,125,000  per  quarter  through  February  21, 2011 at the  exchange  rate of
C$1.1310 per US dollar.

    Hedging  transactions  can  be  expensive  and  have  risks,  including  the imperfect  correlation  between the value of such instruments and the underlying assets,  the  possible  default  of  the  other  party  to  the  transaction  or illiquidity  of the  derivative  instruments.  Furthermore,  the  ability to use hedging  transactions  successfully  depends on the Advisor's ability to predict pertinent market  movements,  which cannot be assured.  Thus, the use of hedging transactions  may result in losses  greater than if they had not been used,  may require the  Company to sell or purchase  portfolio  securities  at  inopportune times or for prices other than current  market  values,  may limit the amount of appreciation the Company can realize on an investment,  or may cause the Company to hold a security that it might  otherwise  sell.  See "Risk Factors -- General
Risks of Investing in the Company -- Currency Hedging Risk."

    The Company has, and may in the future, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished  principally by entering into interest rate  transactions.
Interest rate transactions are hedging  transactions such as interest rate swaps and the purchase of interest  rate caps and floors.  Interest rate swaps involve the exchange by the Company with another party of their  respective  commitments to pay or receive  interest  (e.g.,  an exchange of floating  rate  payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified  index

                                       25

exceeds a  predetermined  interest  rate,  to  receive  interest  payments  on a notional  principal  amount from the party  selling such  interest rate cap. The purchase of an interest rate floor entitles the purchaser,  to the extent that a specified index falls below a predetermined  interest rate, to receive  payments of interest on a notional  principal amount from the party selling such interest rate floor. The Company intends to use interest rate transactions solely for the purpose of hedging its leveraged capital structure. The Company has entered into interest rate swap transactions intended to hedge the Company's interest payment
obligations  under  currently   outstanding   Tortoise  Notes  against  material
increases in interest rates for the period  beginning  March 2006 and continuing through March 2016, the period  beginning  January 2007 and  continuing  through
January 2013, and the period  beginning April 2007 and continuing  through April
2010. The use of interest rate  transactions  is a highly  specialized  activity that involves investment techniques and risks which differ from those associated with ordinary portfolio security  transactions.  Although the Advisor expects to use the  practices  to reduce  certain of the  Company's  identified  risks,  no assurance  can be given that these  transactions  will achieve this result.  See
"Risk Factors -- General  Risks of Investing in the Company -- Hedging  Strategy
Risk."

Conflicts of Interest

    Conflicts  of  interest  may arise  from the fact that the  Advisor  and its affiliates  carry  on  substantial  investment  activities  for  other  clients, including  TYG,  TYY and TTO, in which the  Company has no interest  and some of which,  including  TYG and TYY, may have similar  investment  strategies  as the
Company.  The Advisor or its affiliates  may have financial  incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer  accounts may compete with the Company for specific  trades.  The
Advisor or its affiliates may give advice and recommend securities to, or buy or sell  securities  for the Company  which  advice or  securities  may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers,  even though their  investment  objectives may be the same as, or similar  to,  those of the  Company.  When two or more  clients  advised  by the
Advisor or its  affiliates  seek to  purchase or sell the same  publicly  traded securities,  the securities  actually  purchased or sold will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion and in accordance with the clients' various investment  objectives and the Advisor's procedures. In some cases, this system may adversely affect the price or size of the position the Company may obtain.  In other cases, the ability to participate in volume transactions may produce better execution for the Company.

    The  Advisor  also  serves  as  investment  advisor  to TYG and TYY,  each a nondiversified  closed-end  investment  management  company,  and TTO, a private investment  fund. TYG invests  primarily in equity  securities of MLPs issued by energy  infrastructure  companies  and TYY invests  primarily  in MLPs and their affiliates  in the  energy  infrastructure  sector.  TTO was  created  to invest primarily in privately held and micro-cap  public  companies in the U.S.  energy infrastructure  sector.  To the extent  certain MLP  securities  or other energy infrastructure  company  securities  meet  the  investment  objectives  of these companies,  the  Company  may  compete  with  TYG,  TYY and  TTO  for  the  same investments.

    The  Advisor  will  evaluate a variety of factors in  determining  whether a particular  investment  opportunity or strategy is appropriate  and feasible for the relevant  account at a particular time,  including,  but not limited to, the following:  (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment  relative to the needs of the particular  entity or account;  (3) the  availability of the opportunity  (i.e.,  size of obtainable  position);  (4) the  transaction  costs involved;  and (5) the  investment or regulatory  limitations  applicable to the particular  entity or  account.  Because  these  considerations  may differ when applied to the Company and relevant  accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand,  and other  managed  accounts,  on the other  hand,  may differ considerably  from  time to time.  In  addition,  the fees and  expenses  of the
Company  will  differ  from those of the other  managed  accounts.  Accordingly, stockholders  should be aware that the future  performance  of the  Company  and other accounts of the Advisor may vary.

    To the extent that the Advisor sources and structures private investments in
Energy  Companies,  certain employees of the Advisor may become aware of actions planned by Energy Companies, such as acquisitions,  that may not be announced to the public. It is possible that the Company could be precluded from investing in or selling securities of an Energy Company about which the Advisor has material, non-public  information;  however,  it is the Advisor's intention to ensure that any  material,  non-public  information  available  to certain  employees of the
Advisor is not shared with those employees responsible for the purchase and sale of publicly traded Energy Company securities.

    Situations may occur when the Company could be disadvantaged  because of the investment  activities conducted by the Advisor and its affiliates for its other accounts.  Such  situations may be based on, among other things,  the following:
(1) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other  accounts,  thereby  limiting the size of the
Company's  position;  or (2) the difficulty of liquidating an investment for the
Company or the other  accounts  where the market  cannot  absorb the sale of the combined position.

                                       26

     Under the 1940 Act, the Company and its  affiliates  may be precluded  from co-investing in private placements of securities.  The Advisor, for itself, TYG,
TYY and its other  affiliates  has  applied to the SEC for  exemptive  relief to permit  TYG,  TYY,  the  Company and their  respective  affiliates  to make such investments.  Unless and until an exemptive order is obtained,  the Company will not co-invest with its affiliates in negotiated private placement  transactions.
The Company cannot  guarantee  that the requested  relief will be granted by the
SEC.  Unless and until an  exemptive  order is  obtained,  the Advisor  will not co-invest  its  proprietary  accounts  or other  clients'  assets in  negotiated private  transactions  in which the Company  invests.  Until the Company and the
Advisor  receive  exemptive  relief,  the  Advisor  will  observe  a policy  for allocating opportunities among its clients that takes into account the amount of each client's available cash and its investment  objectives.  As a result of one or more of these situations, the Company may not be able to invest as much as it otherwise  would  in  certain  investments  or may not be able  to  liquidate  a position as quickly.

    The Advisor and its principals,  officers, employees, and affiliates may buy and sell  securities  or other  investments  for their own accounts and may have actual or potential  conflicts of interest with respect to  investments  made on behalf  of  the  Company.  As a  result  of  differing  trading  and  investment strategies  or  constraints,  positions  may be taken by  principals,  officers, employees,  and affiliates of the Advisor that are the same as,  different from, or made at a different time than positions taken for the Company.  Further,  the
Advisor may at some time in the future  manage other  investment  funds with the same investment objective as the Company's.

Portfolio Turnover

    The Company's annual  portfolio  turnover rate may vary greatly from year to year.  Although  the Company  cannot  accurately  predict  its annual  portfolio turnover  rate,  it is not  expected to exceed 30% under  normal  circumstances.
However,  portfolio  turnover  rate is not  considered a limiting  factor in the execution of  investment  decisions  for the  Company.  A higher  turnover  rate results in increased  Company costs,  including  brokerage  commissions,  dealer mark-ups  and  other  transaction  costs  on  the  sale  of  securities  and  on reinvestment in other securities.

                                  RISK FACTORS

    Risk is inherent  in all  investing.  Investing  in any  investment  company security,  like the MMP Shares,  involves risk,  including the risk that you may receive little or no return on your investment or even that you may lose part or all  of  your  investment.  Therefore,  before  investing  you  should  consider carefully the following risks that you assume when you invest in MMP Shares.

Risks of Investing in MMP Shares

    Interest  Rate  Risk.  The MMP  Shares  pay  dividends  based on  short-term interest  rates.  If short-term  interest rates rise,  dividend rates on the MMP
Shares may rise so that the amount of dividends payable to holders of MMP Shares would  exceed  the  amount  of income  generated  from the  Company's  portfolio securities.  This might  require the Company to sell  portfolio  securities at a time when it otherwise would not do so, which may affect adversely the Company's future earnings ability. While the Company may manage this risk by entering into interest  rate  transactions,  there  is no  guarantee  this  strategy  will  be implemented or will be successful in reducing or eliminating interest rate risk.
In addition,  rising market interest rates could impact  negatively the value of the Company's  investment  portfolio comprised of debt securities,  reducing the amount of assets serving as asset coverage for the MMP Shares.

    Auction  Risk.  You may not be able to sell your MMP Shares at an Auction if the Auction  fails;  that is, if there are more MMP Shares offered for sale than there are buyers for those  shares.  Also,  if you place hold orders  (orders to retain MMP  Shares) at an Auction  only at a specified  rate,  and that bid rate exceeds  the rate set at the  Auction,  you will  not  retain  your MMP  Shares.
Finally,  if you buy shares or elect to retain shares without  specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market  rate, you may receive a lower rate of return on your shares than the market rate.  See  "Description  of Money Market  Cumulative  Preferred
Shares" and "The Auction -- Auction Procedures."

    Secondary Market Risk. If you try to sell your MMP Shares between  Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for the liquidation  preference  plus  accumulated  dividends.  If the
Company has designated a Special  Dividend  Period (a dividend period other than
28 days),  changes in interest rates could affect the price you would receive if you sold your shares in the  secondary  market.  Broker-dealers  that maintain a secondary  trading  market for MMP  Shares are not  required  to  maintain  this market, the Company has no control over the establishment or maintenance of such a market,  and the Company is not required to redeem shares either if an Auction or an attempted  secondary  market sale fails  because of a lack of buyers.  MMP
Shares are not registered on a stock exchange or the Nasdaq National Market.  If you sell your MMP Shares to a broker-dealer  between  Auctions,  you may receive less than the price you paid for them,  especially  when market  interest  rates have risen since the last Auction.

    Senior Leverage Risk.  Because the Company has  outstanding  Tortoise Notes, the Company is  prohibited  from  declaring,  paying or making any  dividends or distributions on MMP Shares unless it satisfies certain conditions.  The Company also will be  prohibited  from

                                       27

declaring,  paying or making any  dividends  or  distributions  on common  stock unless  it  satisfies  certain  conditions.  See  "Description  of Money  Market
Cumulative  Preferred  Shares -- Restrictions on Dividend,  Redemption and Other
Payments."

    The  outstanding  Tortoise Notes (or any other  Borrowings) may constitute a substantial  burden on the MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in  liquidation.
The Company may not be  permitted to declare  dividends or other  distributions, including with respect to MMP Shares,  or purchase or redeem  shares,  including
MMP  Shares,  unless (1) at the time  thereof the Company  meets  certain  asset coverage  requirements  and (2) there is no event of default  under the Tortoise
Notes (or any other  Borrowing)  that is continuing.  See  "Description of Money
Market Cumulative  Preferred Shares -- Restrictions on Dividend,  Redemption and
Other Payments." In the event of a default under the Tortoise Notes, the holders of Tortoise  Notes have the right to  accelerate  the  maturity of the  Tortoise
Notes and the trustee may institute judicial  proceedings against the Company to enforce the rights of holders of Tortoise Notes.

    Ratings and Asset  Coverage  Risk.  While  Moody's  and Fitch have  assigned ratings  of "Aa2" and "AA"  respectively,  to MMP  Shares,  the  ratings  do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating agency could downgrade MMP Shares,  which may make your shares less liquid at an
Auction or in the secondary  market.  If a rating agency  downgrades MMP Shares, the Company may be required  to alter its  portfolio  or redeem MMP Shares.  The
Company may  voluntarily  redeem MMP Shares  under  certain  circumstances.  See
"Rating Agency  Guidelines" for a description of the asset maintenance tests and other requirements the Company must meet.

    Due to the Company's  issuance of Tortoise Notes,  which  constitute  senior securities representing  indebtedness,  as defined in the 1940 Act, the value of the Company's total assets, less all liabilities and indebtedness of the Company not  represented by such Tortoise  Notes,  must be at least equal to 300% of the aggregate  principal  value of such  Tortoise  Notes.  Upon the  issuance of MMP
Shares,  the value of the  Company's  total  assets,  less all  liabilities  and indebtedness  of the Company not  represented  by senior  securities  must be at least equal,  immediately  after the issuance of the MMP Shares,  to 200% of the aggregate principal value of any Tortoise Notes and the MMP Shares.

    Because  the  Company  expects  the MMP Shares to be of  "investment  grade"
quality,  asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. Because the Company has issued Tortoise Notes that are "investment  grade" quality,  asset coverage and portfolio  composition provisions in addition to, and more stringent than,  those required by, the 1940
Act have been  imposed in  connection  with the  issuance of the ratings for the
Tortoise Notes. In addition,  restrictions may be imposed by the rating agencies on certain  investment  practices in which the Company may otherwise engage. Any lender  with  respect to any  additional  Borrowings  by the Company may require additional  asset  coverage  and  portfolio  composition  provisions  as well as restrictions on the Company's investment practices.

    Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting  from the increase in the price of goods and services.  Inflation risk is the risk  that the  inflation  adjusted  or "real"  value of your MMP  Shares investment or the income from that  investment will be worth less in the future.
As  inflation  occurs,  the  real  value  of the MMP  Shares  and  distributions declines.

General Risks of Investing in the Company

    Limited   Operating   History.   The   Company  is  a  recently   organized,
nondiversified,  closed-end  management investment company that was incorporated in January  2005 and began  investing  on October 31,  2005.  As of February 28,
2006, the Company had invested  approximately $125 million, or approximately 92%
of its assets in Energy Companies.

    Delay in Use of Proceeds.  Although the Company  currently intends to invest the net proceeds of MMP Shares,  after the repayment of all  indebtedness  under the Credit Facility,  within approximately three months following the closing of this  offering,  it may take up to six months to invest the proceeds if suitable investments  are  unavailable at the time or for other  reasons.  Because of the investment  opportunities  presented by restricted Energy Company securities and the limited trading volume of certain publicly traded Energy Company securities, the Company often acquires portfolio  securities  through direct placements.  To the extent direct placement  opportunities are not available,  the Company would have to acquire such securities in the open market, which could take longer than the three-month  period  following this offering.  Due to the trading market and trading  volumes for Energy  Companies in general,  it may take the Company some time to  accumulate  positions  in certain  securities.  Because  the market for
Energy Company securities may, at times, be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, it currently anticipates. As a result, the net proceeds from this  offering,  after the repayment of all  indebtedness  under the Credit
Facility,  may be  invested  in cash,  cash  equivalents,  securities  issued or guaranteed by the U.S.  Government or its  instrumentalities  or agencies,  high quality,  short-term  money  market  instruments,  short-term  debt  securities, certificates  of  deposit,  bankers'  acceptances  and other  bank  obligations, commercial paper rated in the highest category by a rating

                                       28

agency or other fixed income securities  pending investment in Energy Companies.
A delay in the  anticipated  use of net proceeds  could lower returns and reduce the amount of cash available to make dividend payments on the MMP Shares.

    Conflicts of Interest.  Conflicts of interest may arise  because the Advisor and its affiliates carry on substantial investment activities for other clients, including  TYG,  TYY and TTO, in which the  Company has no interest  and some of which,  including  TYG and TYY, may have similar  investment  strategies  as the
Company.  The Advisor or its affiliates  may have financial  incentives to favor certain  accounts  over the  Company.  When two or more  clients  advised by the
Advisor or its  affiliates  seek to  purchase or sell the same  publicly  traded securities,  it may  adversely  affect  the  price or size of the  position  the
Company  may obtain.  In  addition,  to the extent that the Advisor  sources and structures  private  investments in Energy  Companies,  certain employees of the
Advisor may become aware of certain non-public information related to the Energy
Companies, such as acquisitions contemplated by the Energy Companies. Possession of this  information  may  preclude  the Company  from  investing  in or selling securities  of an Energy  Company at the most  advantageous  time.  Restrictions under the 1940 Act may preclude the Company and its affiliates from co-investing in private  placements  of  securities.  The  Advisor,  for itself and its other affiliates, have applied to the SEC for exemptive relief to permit TYG, TYY, the
Company and their  respective  affiliates to make such  investments.  Unless and until an exemptive  order is obtained,  the Company will not co-invest  with its affiliates  in  negotiated  private  placement  transactions.  As a result,  the
Company  may not be able to  invest  as much as it  otherwise  would in  certain investments or may not be able to liquidate a position as quickly.

    RIT  Risks.  The  value of the  equity  securities  of the RITs in which the
Company  invests may fluctuate  based on changes in the  financial  condition of those RITs, the condition of equity markets  generally,  commodity  prices,  and other factors. Distributions on RITs in which the Company may invest depend upon the declaration of distributions  from the constituent RITs, but there can be no assurance  that  those  RITs will pay  distributions  on their  securities.  The declaration  of such  distributions  generally  depends  upon  various  factors, including  the  operating  performance  and  financial  condition of the RIT and general economic conditions.

    Among the factors  referred to in the  preceding  paragraph  are certain tax risks associated with the RITs in which the Company may invest.  These tax risks include the  possibility  that  Canadian  taxing  authorities  may challenge the deductibility of certain interest  payments and certain other costs and expenses inherent in the  structure  of certain  RITs.  These tax risks,  and any adverse determination with respect thereto, could have a negative impact on the value of the  Company's  investments,  as well as on the after-tax  income  available for distribution  by the RITs,  which in turn would reduce the cash available to the
Company for distribution to common stockholders.

    In many  circumstances,  the RITs in which the  Company  may invest may have limited  operating  histories.  The value of RIT securities in which the Company invests  will be  influenced  by factors  that are not within the control of the
Company, including the financial performance of the respective issuers, interest rates,  exchange rates,  and commodity prices (that will vary and are determined by supply  and  demand  factors  including  weather  and  general  economic  and political  conditions),  the hedging policies  employed by such issuers,  issues relating to the regulation of the energy industry and operational risks relating to the energy sector.

    Certain Canadian  provinces have passed  legislation  limiting  liability of investors in RITs, but other  provinces have not passed this  legislation.  This legislation in certain  provinces should better assure the limited  liability of investors;  however,  the  legislation  does not address  potential  liabilities arising before the date of the  implementation of the legislation.  In addition, the legislation has not yet been judicially  considered,  and it is possible the reliance on this legislation by an investor could be successfully  challenged on jurisdictional or other grounds.  While the likelihood of an investor in an RIT, such as the Company,  being held liable  beyond the original  investment  by the
Company is remote,  there can be no assurance that the Company will have limited liability as to all of its RIT investments.

    MLP Risks.  An investment in MLP units involves some risks which differ from an  investment in the common stock of a  corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  Holders of units issued by an MLP are exposed to a remote  possibility  of liability for all of the obligations of that MLP in the event that:

    o   a court  determines  that the rights of the holders of MLP units to vote to remove or  replace  the  general  partner  of that  MLP,  to  approve amendments to that MLP's partnership agreement,  or to take other action under the partnership  agreement of that MLP would constitute  "control"
        of the business of that MLP, or

    o   a court or  governmental  agency  determines  that the MLP is conducting business in a state without  complying with the  partnership  statute of that state.

    Holders of MLP units are also  exposed to the risk that they be  required to repay amounts to the MLP that are  wrongfully  distributed to them. In addition, the value of the Company's  investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if

                                       29

it is  unable  to do so  because  of tax law  changes,  it  would  be taxed as a corporation.  In that case,  the MLP would be obligated to pay income tax at the entity level and distributions  received by the Company generally would be taxed as dividend  income.  As a result,  there could be a material  reduction  in the
Company's  cash flow and there could be a material  decrease in the value of the
Common Stock.

    Industry  Concentration.  The Company's  investments will be concentrated in the equity securities of Energy  Companies.  Because the Company is specifically focused in the energy sector,  it may present more risks than if it were broadly diversified over numerous  industries and sectors of the economy.  Therefore,  a downturn in the energy  sector would have a larger impact on the Company than on an  investment  company that does not  concentrate  in such  sector.  The energy sector can be  significantly  affected by the supply of and demand for  specific products and  services,  the supply and demand for oil and gas, the price of oil and gas,  exploration  and production  spending,  government  regulation,  world events and  economic  conditions.  The energy  sector can also be  significantly affected by events  relating to  international  political  developments,  energy conservation, the success of exploration projects, commodity prices, and tax and government  regulations.  At times,  the  performance  of  securities  of Energy
Companies  will lag the  performance of securities of companies in other sectors or the broader market as a whole.

    Lack of  Experience  in RITs.  The Advisor has only been  investing  in RITs since October 31, 2005 and,  therefore has limited  experience with investing in
RITs.   While  the  Advisor  does  have  experience   investing  in  the  energy
infrastructure  sector and the managers of the Advisor have experience investing in high yield  corporate  bonds  (commonly  referred to as junk bonds) issued by
Energy Companies,  the Advisor will rely on its proprietary  analytical tools to select RIT investments.  These proprietary  analytical tools are currently being used by the Advisor in selecting MLP investments  for its clients.  Nonetheless, the Company may be adversely  affected by the Advisor's  unfamiliarity with RITs generally and the dynamics impacting the Canadian energy sector.

    Equity  Securities  Risk.  Equity  securities  of  Energy  Companies  can be affected by  macro-economic  and other  factors  affecting  the stock  market in general,  expectations  of interest  rates,  investor  sentiment  towards Energy
Companies  or the energy  sector,  changes in a  particular  issuer's  financial condition,  or unfavorable  or  unanticipated  poor  performance of a particular issuer  (in the  case of  Energy  Companies,  generally  measured  in  terms  of distributable  cash flow).  Prices of equity  securities  of  individual  Energy
Company and other equity securities also can be affected by fundamentals  unique to the Energy Company, including earnings power and coverage ratios.

    Investing in securities of smaller  companies may involve  greater risk than is associated  with  investing in more  established  companies.  Companies  with smaller  capitalization  may have limited  product  lines,  markets or financial resources;  may lack management depth or experience;  and may be more vulnerable to adverse general market or economic developments than larger, more established companies.

    Because MLP convertible subordinated units generally convert to common units on a  one-to-one  ratio,  the price that the Company can be expected to pay upon purchase or to realize upon resale is  generally  tied to the common unit price, less a  discount.  The size of the  discount  varies  depending  on a variety of factors, including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.

    The price of MLP I-Shares and their  volatility tend to be correlated to the price of common units, although the price correlation is not precise.

    Small and Mid-Cap  Stock Risk.  The Company  will invest in  companies  with small  (less than $2  billion)  or medium  (between  $2 billion  and $5 billion)
market capitalizations. Stocks of smaller and medium-sized companies can be more volatile than, and perform  differently from, stocks of larger companies.  There may be less trading in a smaller or medium-sized  company's  stock,  which means that buy and sell  transactions  in that stock could have a larger impact on the stock's price than would be the case with larger  company's  stock.  Smaller and medium-sized companies may have fewer business lines; therefore,  changes in any one line of business  may have a greater  impact on a smaller  and  medium-sized company's  stock price than is the case for a larger company.  As a result,  the purchase  or sale  of  more  than a  limited  number  of  stock  of a small  and medium-sized  company  may affect  its  market  price.  The  Company  may need a considerable  amount  of time  to  purchase  or  sell  its  positions  in  these securities.  In addition, stocks of smaller or medium-sized companies may not be well known to the investing public.

    Non-Diversification.  To the extent the Company  invests a  relatively  high percentage of its assets in the obligations of a limited number of issuers,  the
Company  may be  more  susceptible  than a more  widely  diversified  investment company to any single economic,  political or regulatory occurrence. The Company has  registered as a  "non-diversified"  investment  company under the 1940 Act.
Although the Company may invest a relatively  high percentage of its assets in a limited number of issuers,  the Company intends to diversity its holdings to the extent necessary for it to maintain its  qualification as a RIC for U.S. federal income tax purposes. See "Tax Matters."

                                       30

    Anti-Takeover   Provisions.   The  Company's   Charter  and  Bylaws  include
provisions  that could limit the ability of other entities or persons to acquire control  of the  Company or  convert  the  Company  to  open-end  status.  These provisions  could deprive the holders of Common Stock of  opportunities  to sell their Common Stock at a premium over the then current market price of the Common
Stock or at net asset value.

    Supply and Demand Risk. A decrease in the  production of natural gas,  NGLs, crude oil, coal,  refined petroleum products or other energy  commodities,  or a decrease in the volume of such commodities available for transportation, mining,
processing,   storage  or  distribution,  may  adversely  impact  the  financial performance of Energy Companies.  Production declines and volume decreases could
be  caused  by  various  factors,   including   catastrophic   events  affecting
production,   depletion  of   resources,   labor   difficulties,   environmental
proceedings,   increased   regulations,   equipment   failures  and   unexpected
maintenance  problems,  import supply  disruption,  increased  competition  from alternative  energy  sources  or  related  commodity  prices.  Alternatively,  a sustained decline in demand for such commodities could also adversely affect the financial performance of Energy Companies. Factors which could lead to a decline in demand  include  economic  recession or other  adverse  economic  conditions, higher  fuel  taxes or  governmental  regulations,  increases  in fuel  economy, consumer  shifts to the use of  alternative  fuel sources,  changes in commodity prices or weather.

    Depletion and Exploration  Risk. Many Energy Companies are either engaged in the production of natural gas, NGLs,  crude oil, refined  petroleum  products or coal, or are engaged in transporting, storing, distributing and processing these items on  behalf  of  producers.  To  maintain  or grow  their  revenues,  these companies or their  customers need to maintain or expand their reserves  through exploration  of new  sources of supply,  through  the  development  of  existing sources,  through  acquisitions,  or  through  long-term  contracts  to  acquire reserves.  The  financial  performance  of  Energy  Companies  may be  adversely affected if they, or the companies to which they provide the service, are unable to  cost-effectively  acquire  additional  reserves  sufficient  to replace  the natural decline.

    Regulatory Risk. Energy Companies are subject to significant federal, state, provincial and local  government  regulation in virtually  every aspect of their operations,  including how facilities are constructed,  maintained and operated, environmental  and  safety  controls,  and the  prices  they may  charge for the products and services they provide.  Various  governmental  authorities have the power to enforce  compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including  civil fines,  injunctions  or both.  Stricter  laws,  regulations  or enforcement  policies could be enacted in the future which would likely increase compliance  costs and may adversely  affect the financial  performance of Energy
Companies.

    Energy Companies  engaged in interstate  pipeline  transportation of natural gas, refined petroleum  products and other products are subject to regulation by the Federal Energy Regulatory  Commission  ("FERC") with respect to tariff rates these  companies  may charge for pipeline  transportation  services.  An adverse determination  by the FERC with respect to the tariff rates of an Energy Company could have a  material  adverse  effect on its  business,  financial  condition, results of operations  and cash flows of that Energy  Company and its ability to make cash  distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in  computing  their  cost of  service  a tax  allowance  to  reflect  actual or potential  tax  liability on their public  utility  income  attributable  to all
entities  or  individuals   owning  public  utility  assets,   if  the  pipeline
establishes  that the entities or individuals have an actual or potential income tax  liability on such income.  Whether a pipeline's  owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis.
If an MLP is unable to  establish  that its  unitholders  are  subject to United
States  federal income  taxation on the income  generated by the MLP, FERC could disallow a substantial  portion of the MLP's income tax allowance.  If FERC were to disallow a substantial  portion of the MLP's income tax allowance,  the level of maximum  tariff rates the MLP could  lawfully  charge could be lower than the
MLP had been  charging  prior to such  ruling  or could be lower  than the MLP's actual costs to operate the pipeline. In either case, the MLP would be adversely affected.

    Commodity  Pricing Risk. The operations and financial  performance of Energy
Companies may be directly affected by energy commodity prices,  especially those
Energy  Companies  owning the  underlying  energy  commodity.  Commodity  prices fluctuate  for  several  reasons,  including  changes  in  market  and  economic conditions,  the impact of weather on demand,  levels of domestic production and imported  commodities,  energy  conservation,  domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation  systems.  Volatility  of  commodity  prices,  that may lead to a reduction in production or supply, may also negatively impact the performance of
Energy  Companies which are solely involved in the  transportation,  processing, storing,  distribution  or marketing  of  commodities.  Volatility  of commodity prices may also make it more difficult for Energy  Companies to raise capital to the extent the  market  perceives  that their  performance  may be  directly  or indirectly tied to commodity prices.

    Interest  Rate  Risk.  Rising  interest  rates  could  adversely  impact the financial  performance of Energy  Companies by increasing their cost of capital.
This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

                                       31

    Weather Risk.  Extreme weather patterns,  such as hurricane Ivan in 2004 and
hurricane   Katrina  in  2005,   could  result  in  significant   and  temporary
interruptions  in the supply of energy and power.  This volatility  could create temporary  fluctuations in commodity prices, energy distribution  patterns,  and earnings of Energy Companies. Moreover, extreme weather patterns, such as recent hurricane  Katrina,  could adversely impact the value of the securities in which the Company invests.

    Reserve Risk.  Energy Company  estimates of crude oil,  natural gas and NGLs reserve data are projections based on engineering  data,  projected future rates of production and the timing of future  expenditures.  Estimates of proved crude oil,  natural  gas and NGLs  reserves  and  projected  future net  revenue  from reserves are generally  based on internal  reserve reports and on the reports of independent consulting petroleum engineers. The process of estimating crude oil, natural  gas and NGLs  reserves  requires  substantial  judgment,  resulting  in imprecise  determinations,  particularly for new discoveries.  Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data.  Estimated  reserves are based on many  assumptions that may  turn out to be  inaccurate.  Any  material  inaccuracies  in these  reserve estimates or underlying  assumptions  will materially  affect the quantities and present value of reserve  estimates.  The accuracy of any reserve  estimate is a
function   of  the   quality  of   available   data,   engineering,   geological
interpretation  and judgment and the  assumptions  used regarding  quantities of recoverable  natural gas and oil  reserves  and prices for crude oil and natural gas.  Natural gas and crude oil prices have  fluctuated  widely in recent years.
Volatility  is expected  to  continue  and price  fluctuations  directly  affect estimated quantities of proved reserves and future net revenues.  Actual prices, production,  development  expenditures,  operating  expenses and  quantities  of recoverable  oil and natural gas reserves  will vary from those assumed in these reserve  estimates,  and these  variances may be  significant.  Any  significant variance  from the  assumptions  used  could  result in the actual  quantity  of reserve  estimates and future net cash flow being materially  different from the estimates in these reserve reports.  In addition,  results of drilling,  testing and  production  and changes in crude oil  natural gas prices  after the date of these  reserve  estimates  may  result  in  downward  revisions  to the  reserve estimates.  Some  reserve  estimates  are made  without the benefit of a lengthy production  history,  which are less reliable than estimates  based on a lengthy production  history.  Future  performance that deviates  significantly  from the reserve reports could have a material adverse effect on a given Energy Company's financial position and results of operations.

    Operating Risk. Energy Companies engaged in the exploration, development and production of oil and natural gas face  operating  risks,  including the risk of fire, explosions,  blow-outs, pipe failure,  abnormally pressured formations and environmental  hazards.  Environmental  hazards  include oil spills,  gas leaks, pipeline  ruptures or discharges of toxic gases. If any of these operating risks
occur,  it  could  cause  substantial   losses  to  the  given  Energy  Company.
Substantial  losses may be caused by injury or loss of life, severe damage to or destruction of property,  natural  resources and  equipment,  pollution or other environmental damage, clean-up  responsibilities,  regulatory  investigation and penalties and suspension of operations.  In accordance  with industry  practice,
Energy Companies  generally maintain insurance against some, but not all, of the risks  described above and this insurance may not be adequate to cover losses or liabilities.

    Geopolitical  and Market  Disruption  Risk. The continuing  presence of U.S.
troops in Iraq and continued  terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and  duration  of the  U.S.  presence  in Iraq  cannot  be  predicted  with  any certainty.  Terrorist  attacks on the World  Trade  Center and the  Pentagon  on
September  11, 2001 closed  some of the U.S.  securities  markets for a four-day period and similar  events  cannot be ruled out.  Additionally,  fuel prices and supplies are influenced  significantly by  international  political and economic circumstances.  If a fuel supply shortage were to arise from the Organization of the Petroleum Exporting Countries ("OPEC")  production  curtailments,  political uncertainty  in  Venezuela  and  Russia,  a  disruption  of oil imports or other geopolitical causes, higher fuel prices and any subsequent price increases could adversely  effect the world  economies  and the  securities  markets.  These and similar events may in the future lead to increased  short-term market volatility and may have adverse  long-term  effects on U.S. and world economies and markets generally.  These events could also have an acute effect on an individual Energy
Company  or  related  groups  of  Energy  Companies  or could  adversely  affect individual issuers and securities markets,  inflation and other factors relating to the Company's Common Stock.

    Canadian Securities Risk.  Investing in Canadian securities involves certain risks not  involved  in domestic  investments  that could  adversely  affect the
Company, including, but not limited to: fluctuations in currency exchange rates;
future foreign economic, financial, political and social developments; different legal  systems;  the possible  imposition of exchange  controls or other foreign
governmental  laws  or  restrictions;   lower  trading  volume;   greater  price
volatility and illiquidity;  different  trading and settlement  practices;  less governmental  supervision;  high and volatile  rates of  inflation;  fluctuating interest rates; less publicly available  information;  and different accounting, auditing and financial recordkeeping standards and requirements.

    Foreign  Currency Risk.  Because the Company intends to invest in securities
denominated  or  quoted  in  the  Canadian  dollar,   changes  in  the  Canadian
dollar/United  States dollar exchange rate may affect the value of securities in the Company and the unrealized appreciation or depreciation of investments.

                                       32

    Currency Hedging Risk. The Company has, and may in the future, hedge against currency risk resulting from investing in Canadian RITs valued with the Canadian dollar.  Currency  hedging  transactions in which the Company may engage include buying or selling  options or futures or entering  into other  foreign  currency transactions  including  forward foreign currency  contracts,  currency swaps or options on currency and currency futures and other derivatives transactions. The
Company  entered  into a series of  forward  sales of  Canadian  dollars  for US dollars in the amount of C$1,125,000  per quarter  through  February 21, 2011 at the  exchange  rate of  C$1.1310  per US  dollar.  Hedging  transactions  can be expensive and have risks,  including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other
party  to  the  transaction  or  illiquidity  of  the  derivative   instruments.
Furthermore, the ability to successfully use hedging transactions depends on the
Advisor's  ability  to  predict  pertinent  market  movements,  which  cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune  times or for prices other than current market values, may limit the amount of  appreciation  the Company can realize on an investment, or may cause the Company to hold a security that it might  otherwise  sell.  The use of hedging  transactions  may result in the  Company  incurring  losses as a result of matters  beyond  its  control.  For  example,  losses may be  incurred because of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency.

    Tax Risk.  A new Canadian tax imposes a 15% tax on the return of the capital portion of the distributions paid or credited by certain types of RITs. There is a risk as to whether such tax would qualify as a foreign income tax eligible for the U.S.  foreign tax credit.  The Company  will invest in RITs that are "mutual fund trusts" for  Canadian  income tax  purposes.  The  Canadian  Department  of
Finance currently is pursuing discussions with the private sector concerning the appropriate  Canadian  tax  treatment  of  non-residents  investing  in resource property  through  mutual fund  trusts.  Accordingly,  changes in the income tax considerations  described  herein are  possible.  In  addition,  if the  Company invests in a Canadian  entity that is not an RIT, the tax  consequences  of that investment will be different than when investing in RITs.

    Income from MLPs generally will be treated as qualifying income for purposes of the Company's  qualification as a RIC to the extent that the MLPs are treated as  qualifying  publicly  traded  partnerships.  In  addition,  income from RITs generally  will be treated as  qualifying  income for purposes of the  Company's qualification  as a RIC to the extent that the RITs are treated as  corporations for U.S. federal income tax purposes. To the extent that any MLP or RIT in which the company  invests is treated as a  partnership  for U.S.  federal  income tax purposes that is not a qualified publicly traded partnership,  the Company would generally be required to include in its income its allocable share of the income of the underlying MLP or RIT, which because such income  generally  would not be qualifying  income for purposes of the RIC gross  income  test,  could cause the
Company to fail to qualify as a RIC. See "Tax Matters."

    Due to the nature of some of the Company's investments, the Company may have to report more taxable income in a given year than the cash flow received by the
Company. If the Company does not receive timely information as to the tax status of  payments  received  by  the  Company,  it may  have  to  provide  subsequent adjustments to information provided to its stockholders.  In order to qualify as a RIC, the Company may be required to distribute cash in excess of the Company's cash receipts,  which could create liquidity issues for the Company or cause the
Company to cease to qualify as a RIC.

    If the Company fails to, or ceases to, qualify as a RIC, the Company will be treated as a C corporation for U.S.  Federal income tax purposes.  In that case, the Company would have to pay U.S. Federal income tax on its income, which could negatively impact the Company's  ability to pay creditors,  including holders of
MMP Shares.

    Corporate  holders of MMP Shares  should be aware that the Company  does not anticipate  that dividends paid by the Company on the MMP Shares will qualify to any significant  extent for the dividends  received  deduction since the Company anticipates  that  a  substantial  portion  of  the  Company's  income  will  be attributable  to  RIT  dividends  and  MLPs.  In  addition,  certain  additional limitations may apply so as to limit the availability of the dividends  received deduction,  including  limitations on the aggregate amount of the deduction that may be claimed and  limitations  based on the holding  period of the MMP Shares, which  holding  period may be reduced  if the holder  engages in risk  reduction transactions  with  respect to its MMP Shares.  Corporate  holders of MMP Shares should  consult  their  own tax  advisors  regarding  the  application  of these limitations to their particular situation.

    Tax Law Change Risk.  Future changes in tax laws or regulations,  or related interpretations of such laws and regulations, could adversely affect the Company or Energy Companies,  which could negatively impact the Company's ability to pay creditors, including holders of MMP Shares.

    Leverage  Risk.  The  Company's  use of  leverage  through  the  issuance of preferred  stock  (including  the MMP Shares  offered  hereby)  and  Borrowings, including  Tortoise Notes, as well as the economic  leverage inherent in certain derivatives,  including interest rate  transactions,  creates risks. There is no assurance that the Company's  leveraging  strategies will be successful.  If the dividend rate on the MMP Shares  exceeds the net rate of return on the Company's portfolio,  the  leverage  will  result in a lower net asset  value  than if the
Company were not  leveraged,  and the Company's  ability to pay dividends and to meet its asset  coverage  requirements  on the

                                       33

MMP Shares  would be  reduced.  In  addition,  to the  extent  that any forms of leverage  used by the Company are senior to the MMP Shares,  payments to holders of MMP Shares in  liquidation  or otherwise will be subject to the prior payment of  obligations  relating to such other  forms of  leverage.  Successful  use of leverage depends on the Advisor's ability to predict or hedge correctly interest rates  and  market  movements,  and  there  is no  assurance  that  the use of a leveraging strategy will be successful during any period in which it is used.

     Because  the fee paid to the  Advisor  will be  calculated  on the basis of
Managed  Assets (as  defined on p. 39 and which  includes  the  proceeds  of any financial  leverage),  the fee will be higher when leverage is utilized,  giving the Advisor an incentive to utilize leverage.

    Hedging  Strategy  Risk.  The Company  has used,  and may in the future use, interest rate  transactions  for hedging  purposes only, in an attempt to reduce the interest rate risk arising from the Company's  leveraged capital  structure.
Interest rate  transactions  that the Company may use for hedging  purposes will expose the Company to certain risks that differ from the risks  associated  with its portfolio  holdings.  There are economic  costs of hedging  reflected in the price of interest rate swaps,  caps and similar  techniques,  the costs of which can be  significant.  In  addition,  the  Company's  success  in  using  hedging instruments is subject to the Advisor's  ability to predict correctly changes in the  relationships of such hedging  instruments to the Company's  leverage risk.
The Company has entered into interest rate swap  transactions  intended to hedge the Company's interest payment obligations under currently  outstanding Tortoise
Notes  against  material  increases in interest  rates for the period  beginning
March 2006 and continuing  through March 2016, the period beginning January 2007 and continuing  through  January 2013, and the period  beginning  April 2007 and continuing  through  April 2010.  There can be no assurance  that the  Advisor's judgment in this  respect  will be  accurate.  Consequently,  the use of hedging transactions might result in poorer overall performance for the Company, whether or not  adjusted  for  risk,  than  if the  Company  had  not  engaged  in  such transactions.

    Counterparty Risk. The Company may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Company.
If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a  derivative  contract  due to  financial  difficulties,  the Company may experience  significant  delays in obtaining any recovery  under the  derivative contract in a bankruptcy  or other  reorganization  proceeding.  The Company may obtain only a limited recovery or may obtain no recovery in such circumstances.

    To the extent  there is a decline in interest  rates,  the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Company. In addition, if the counterparty to an interest rate swap or cap defaults,  the Company  would not be able to use the  anticipated  net  receipts under the interest  rate swap or cap to offset the  Company's  cost of financial leverage.

    Competition  Risk. A number of  alternatives to the Company as an investment vehicle in a portfolio of energy  infrastructure MLPs and RITs exist,  including private funds and other publicly traded investment companies (including two also advised by the Advisor). In addition,  recent tax law changes have increased the ability  of  regulated  investment  companies  or other  institutions  to invest directly  in  MLPs.  These  competitive  conditions  may  adversely  impact  the
Company's  ability to make  investments  in Energy  Companies  and could  impact adversely the Company's  ability to make  distributions  to stockholders  and to meet the asset coverage requirements under the 1940 Act.

    Restricted  Securities  Risk.  The Company may invest up to 50% of its total assets in  restricted  securities.  Restricted  securities  are less liquid than securities  traded in the open  market  because  of  statutory  and  contractual restrictions on resale. Such securities are,  therefore,  unlike securities that are traded in the open market,  which can be expected to be sold  immediately if the market is  adequate.  As  discussed  further  below,  this lack of liquidity creates special risks for the Company.

    Restricted securities are subject to statutory and contractual  restrictions on their public  resale,  which may make it more  difficult  to value them,  may limit the  Company's  ability  to  dispose  of them and may lower the amount the
Company  could  realize  upon  their  sale.  To enable  the  Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted  securities  may be  negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the  Company  wishes to sell the  security,  a  considerable  period may elapse  between the time the  decision is made to sell the security and the time the security is  registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

    Valuation  Risk.  Market  prices  generally  will not be  available  for MLP convertible  subordinated units, or securities of private Energy Companies,  and the  value  of such  investments  ordinarily  will be  determined  based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors.  Similarly, direct placements of Energy Company securities will be based on fair value determinations because of their restricted nature;  however, the Advisor expects that these  determinations  will be based on a discount from publicly available market prices. Resale restrictions or the absence of a liquid secondary  market may

                                       34

adversely  affect the ability of the Company to  determine  its net asset value.
The sale price of  securities  that are not readily  marketable  may be lower or higher  than the  Company's  most  recent  determination  of their  fair  value.
Additionally,  the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market.  Due to the difficulty in valuing these securities and the absence of an active trading market for these  investments,  the Company may not be able to realize these  securities' true value, or may have to delay their sale in order to do so. In  addition,  the  Company  will rely to some extent on information provided by Energy Companies to estimate taxable income allocable to the Company.

    Management Risk. The Advisor was formed in October 2002 to provide portfolio management  services  to  institutional  and high net  worth  investors  seeking professional management of their MLP investments.  The Advisor has been managing investments in portfolios of MLP investments since that time,  including,  since
February  2004,  management  of the  investments  of TYG, and  management of the investments  of TYY since May 2005 and of the Company since October 2005. TYG is a non-diversified,  closed-end  investment  management company created to invest
principally   in  MLPs  in  the   energy   infrastructure   sector.   TYY  is  a
non-diversified,   closed-end   management  investment  company  that  commenced
operations in May 2005 and invests primarily in MLPs and their affiliates in the energy  infrastructure  sector. The Advisor also manages the investments of TTO.
TTO is a private  corporation  which  invests  primarily in  privately  held and micro-cap  public  companies  in the  U.S.  energy  infrastructure  sector.  The investments  of the  Company,  TYG,  TYY and TTO are  managed  by the  Advisor's investment  committee.  The Company,  TYG, TYY and TTO share the same  executive officers. As of February 28, 2006 the Advisor had client assets under management of  approximately  $1.6  billion,  including the assets of TYG, TYY, TTO and the
Company.  The  Advisor  has 17 full  time  employees,  but  also  relies  on the officers,  employees,  and resources of Fountain  Capital and its affiliates for certain  functions.  To the extent that the  Advisor's  assets under  management continue to grow, the Advisor may have to hire  additional  personnel and to the extent  it is  unable  to  hire  qualified  individuals  its  operations  may be adversely affected.  Three (of the five) members of the investment committee are affiliates  of,  but  not  employees  of,  the  Advisor,  and  each  have  other significant responsibilities with such affiliated entities. Fountain Capital and its  affiliates  conduct  businesses  and  activities  of their own in which the
Advisor  has  no  economic  interest.   If  these  separate   activities  become
significantly  greater than the  Advisor's  activities,  there could be material competition for the efforts of the Advisor's key personnel.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The business and affairs of the Company are managed  under the direction of the Board of Directors.  Accordingly,  and to the extent  allowed under Maryland law,  the  Company's  Board of Directors  provides  broad  supervision  over the affairs of the Company,  including  supervision  of the duties  performed by the
Advisor.  The  officers  of  the  Company  are  responsible  for  the  Company's day-to-day  operations.  The names,  ages and addresses of each of the directors and officers of the Company, together with their principal occupations and other affiliations  during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and  qualified,  or until he resigns or is removed in the manner provided by law.  Unless  otherwise indicated,  the address of each director and officer is 10801 Mastin  Boulevard,
Overland Park, Kansas 66210. The Board of Directors of the Company consists of a majority of  directors  who are not  interested  persons (as defined in the 1940
Act) of the Advisor or its affiliates.

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in        Other Public
                                   Term of Office                                               Fund Complex        Company Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Independent Directors

Conrad S. Ciccotello, 45        Class  III  Director  Tenured Associate Professor of Risk              3       None
                                since 2005            Management and Insurance, Robinson
                                                      College of Business, Georgia State
                                                      University (faculty member since
                                                      1999); Director of Graduate Personal
                                                      Financial Planning Programs; Editor,
                                                      "Financial Services Review," (an
                                                      academic journal dedicated to the
                                                      study of individual financial
                                                      management); formerly, faculty member,
                                                      Pennsylvania State University.

                                       35

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in        Other Public
                                   Term of Office                                               Fund Complex        Company Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Independent Directors
(Continued)

John R. Graham, 60              Class  II   Director  Executive-in-Residence and Professor             3       Erie Indemnity Company;
                                since 2005            of Finance, College of Business                          Erie Family Life
                                                      Administration, Kansas State                             Insurance Company;
                                                      University (has served as a professor                    Kansas State Bank
                                                      or adjunct professor since 1970);
                                                      Chairman  of  theBoard, President and
                                                      CEO, Graham Capital Management, Inc.,
                                                      primarily  a  real estate development
                                                      and investment  company  and a
                                                      venture  capital  company; Owner of
                                                      Graham  Ventures, a  business services
                                                      and venture capital firm; formerly, CEO,
                                                      Kansas Farm Bureau Financial Services,
                                                      including seven affiliated insurance or
                                                      financial service companies (1979-2000).

Charles E. Heath, 63            Class I Director      Retired in 1999. Formerly, Chief                 3       None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999).  Chartered Financial Analyst
                                                      ("CFA") since 1974.

Interested   Directors   and
Officers(2)

H. Kevin Birzer, 46             Class II Director     Managing Director of the Advisor since           3       None
                                and Chairman of the   2002; Partner/Senior Analyst, Fountain
                                Board since 2005      Capital (1990-present); Vice
                                                      President, Corporate Finance
                                                      Department, Drexel Burnham Lambert
                                                      (1986-1989); formerly, Vice President,
                                                      F. Martin Koenig & Co., an investment
                                                      management firm (1983-1986).

Terry C. Matlack, 50            Class I Director,     Managing Director of the Advisor since           3       None
                                Chief Financial       2002; Managing Director, KCEP
                                Officer since 2005;   (2001-present); formerly, President,
                                Assistant Treasurer   GreenStreet Capital, a private
                                since November        investment firm (1998-2001).
                                2005; Treasurer
                                from January 2005
                                to November 2005;
                                Chief Compliance
                                Officer from 2005
                                through May 2006

                                       36

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in        Other Public
                                   Term of Office                                               Fund Complex        Company Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Interested Directors and
Officers (2)
Continued

David J. Schulte, 45            President and Chief   Managing Director of the Advisor since         N/A       None
                                Executive Officer     2002; Managing Director, KCEP
                                since 2005            (1993-present); CFA since 1992.

Zachary A. Hamel, 40            Secretary since 2005  Managing Director of the Advisor since         N/A       None
                                                      2002; Partner/Senior Analyst with
                                                      Fountain Capital (1997-present).

Kenneth P. Malvey, 41           Treasurer since       Managing Director of the Advisor since         N/A       None
                                November 2005;        2002; Partner/Senior Analyst, Fountain
                                Assistant Treasurer   Capital Management (2002-present);
                                from January 2005     formerly, Investment Risk Manager and
                                                      to November 2005 member of the Global
                                                      Office of Investments, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1996-2002).

------------
(1) This number includes the Company, TYG and TYY, but excludes TTO. The Advisor also serves as the investment adviser to TYG, TYY and TTO.

(2) As a result  of their  respective  positions  held with the  Advisor  or its affiliates,  these  individuals are considered  "interested  persons" of the
    Company within the meaning of the 1940 Act.

    The  following  individuals  who are  included  in the table  above hold the following  positions with TTO, a private investment fund managed by the Advisor:
Messrs. Ciccotello, Graham and Heath are directors; Mr. Birzer is a director and the Chairman of the Board;  Mr.  Matlack is a director  and the Chief  Financial
Officer;  Mr. Schulte is the President and Chief Executive Officer; Mr. Hamel is
the Secretary; and Mr. Malvey is the Treasurer.

Investment Advisor

     Pursuant  to  the  Company's  advisory  agreement  with  the  Advisor  (the
"Advisory Agreement"), the Advisor provides the Company with investment research and advice and furnishes the Company with an investment  program consistent with the Company's investment  objective and policies,  subject to the supervision of the Board. The Advisor  determines which portfolio  securities will be purchased or  sold,  arranges  for the  placing  of  orders  for the  purchase  or sale of portfolio  securities,  selects  brokers  or  dealers  to  place  those  orders,
maintains   books  and  records  with  respect  to  the   Company's   securities
transactions and reports to the Board of Directors on the Company's  investments and performance.

     The Advisor  specializes  in managing  portfolios  of MLPs and other energy infrastructure  companies.  The  Advisor  was formed in October  2002 to provide portfolio  management  services to  institutional  and high net worth  investors seeking professional  management of their MLP investments.  The Advisor has been managing  portfolios of MLPs since that time.  The Advisor also manages TYG, TYY and TTO.  TYG,  whose  shares  trade on the NYSE under the symbol  "TYG,"  began operations  in February  2004 and is a  non-diversified,  closed-end  management investment  company  created  to  invest  principally  in  MLPs  in  the  energy infrastructure  sector.  As of  February  28,  2006,  TYG had  total  assets  of approximately $718 million. TYY, whose shares trade on the NYSE under the symbol
"TYY," began  operations  on May 31, 2005 and is a  non-diversified,  closed-end management  investment  company  created to invest  primarily  in MLPs and their affiliates in the energy infrastructure sector. As of February 28, 2006, TYY had total assets of  approximately  $581 million.  TTO is a private  investment fund created to invest  primarily in privately held and micro-cap public companies in the U.S. energy  infrastructure  sector.  As of February 28, 2006, TTO had total assets of  approximately  $43  million.  Fountain  Capital and KCEP  control the
Advisor through their equity ownership and management rights in the Advisor.  As of February  28,  2006,  the Advisor had  approximately  $1.6  billion of client assets  under its  management,  including  the assets of TYG,  TYY,  TTO and the
Company.  The  Advisor's  investment  committee is  comprised of five  portfolio managers.

                                       37

    Fountain  Capital was formed in 1990 and is focused  primarily  on providing investment  advisory  services to institutional  investors with respect to below investment  grade debt.  Fountain  Capital had  approximately  $2.28  billion of client assets under  management as of February 28, 2006, of which  approximately
$266 million were in energy sector  investments.  KCEP was formed in 1993 and is focused  solely on managing two private  equity funds with a combined  committed capital of $100 million,  including  investments in two MLPs. The first of those funds, a start-up and  early-stage  venture capital fund launched in 1994, is in the process of winding down.  As a part of that  process,  this fund has entered into a  consensual  order of  receivership,  which was  necessary to allow it to
distribute   its  remaining  $1.6  million  of  assets  to  the  Small  Business
Administration   (the  "SBA").  The  consensual  order  acknowledged  a  capital impairment  condition  and the  resulting  nonperformance  by  this  fund of its agreement  with the SBA.  Mr.  Schulte  is a  managing  partner  of KCEP and was involved with this fund.  The second fund is an $85 million  private equity fund founded in 1998.

     The Advisor has 17 full time  employees,  but also relies on the  officers, employees,  and  resources of Fountain  Capital and its  affiliates  for certain functions.  To the extent that the Advisor's assets under management continue to grow, the Advisor may have to hire additional  personnel and to the extent it is unable to hire qualified individuals,  its operations may be adversely affected.
In  addition,  three (of the five)  members of the  investment  committee of the
Advisor are employees of Fountain Capital but not the Advisor.  Fountain Capital
conducts business and activities of its own in which the Advisor has no economic interest.  If these separate  activities become  significantly  greater than the
Advisor's activities, there could be material competition for the efforts of key personnel.

    The investment  management of the Company's  portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Zachary A. Hamel,
Kenneth  P.  Malvey,  Terry C.  Matlack  and David J.  Schulte,  all of whom are
Managers of the Advisor and share responsibility for such investment management.
It is the policy of the investment committee that any one member can require the
Advisor to sell a security and any one member can veto the committee's  decision to invest in a security.

    H. Kevin  Birzer.  Mr.  Birzer has been a Managing  Director  of the Advisor since 2002 and is also a  Partner/Senior  Analyst  with  Fountain  Capital.  Mr.
Birzer is also a Director of TYG, TYY and TTO. Mr. Birzer,  who joined  Fountain
Capital in 1990,  has 22 years of investment  experience,  including 19 years in high-yield  securities.  Mr.  Birzer  began his career  with Peat  Marwick.  His subsequent  experience  includes  three years working as a Vice President for F.
Martin Koenig & Co., focusing on equity and option investments,  and three years at  Drexel  Burnham  Lambert,  where he was a Vice  President  in the  Corporate
Finance   Department.   Mr.  Birzer   graduated  with  a  Bachelor  of  Business
Administration  degree from the  University  of Notre Dame and holds a Master of
Business  Administration  degree  from New York  University.  He earned  his CFA designation in 1988.

    Zachary A.  Hamel.  Mr.  Hamel has been a Managing  Director  of the Advisor since 2002 and is also a Partner/Senior Analyst with Fountain Capital. Mr. Hamel joined  Fountain  Capital  in 1997 and  focuses  on the  energy,  chemicals  and utilities sectors.  Prior to joining Fountain Capital,  Mr. Hamel worked for the
Federal  Deposit  Insurance  Corporation  ("FDIC")  for  eight  years  as a Bank
Examiner and a Regional  Capital  Markets  Specialist.  Mr. Hamel graduated from
Kansas State  University with a Bachelor of Science in Business  Administration.
He also  attained a Master in Business  Administration  from the  University  of
Kansas School of Business. He earned his CFA designation in 1998.

    Kenneth P. Malvey.  Mr.  Malvey has been a Managing  Director of the Advisor since 2002 and is also a Partner/Senior  Analyst with Fountain Capital. Prior to joining  Fountain  Capital in 2002,  Mr.  Malvey was one of three members of the
Global Office of Investments for GE Capital's Employers Reinsurance Corporation.
Most  recently he was the Global  Investment  Risk  Manager  for a portfolio  of approximately  $24  billion  of  fixed-income,  public  equity  and  alternative investment  assets.  Prior to joining GE Capital in 1996,  Mr. Malvey was a Bank
Examiner and Regional  Capital Markets  Specialist with the FDIC for nine years.
Mr. Malvey  graduated  with a Bachelor of Science  degree in Finance from Winona
State University, Winona, Minnesota. He earned his CFA designation in 1996.

    Terry C. Matlack.  Mr.  Matlack has been a Managing  Director of the Advisor since  2002 and is also a  Managing  Director  of KCEP.  Mr.  Matlack  is also a director of TYG,  TYY and TTO.  Prior to joining KCEP in 2001,  Mr.  Matlack was
President of GreenStreet  Capital and its  affiliates in the  telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the  board  of  directors  of W. K.  Communications,  Inc.,  a cable  television acquisition  company,  and Chief Operating Officer of W. K. Cellular, a cellular rural  service area  operator.  He also has served as a specialist  in corporate finance  with  George K. Baum & Company,  and as  Executive  Vice  President  of
Corporate Finance at B.C. Christopher  Securities Company. Mr. Matlack graduated with a  Bachelor  of  Science  in  Business  Administration  from  Kansas  State
University and holds a Masters of Business  Administration and a Juris Doctorate
from the University of Kansas. He earned his CFA designation in 1985.

    David J. Schulte.  Mr.  Schulte has been a Managing  Director of the Advisor since 2002 and is also a Managing  Director of KCEP. While a partner at KCEP, he led private financing for two growth MLPs in the energy  infrastructure  sector.
Since February,  2004, Mr. Schulte has been an employee of the Advisor. Prior to joining KCEP in 1993, Mr.  Schulte had over five years of experience

                                       38

completing  acquisition and public equity  financings as an investment banker at the  predecessor  of  Oppenheimer  & Co.,  Inc.  From  1986  to  1989,  he was a
securities  law  attorney.  Mr.  Schulte  holds a Bachelor of Science  degree in
Business  Administration from Drake University and a Juris Doctorate degree from the  University of Iowa. He passed the CPA  examination  in 1983, and earned his
CFA designation in 1992.

    The  Statement of Additional  Information  provides  additional  information about the  compensation  of, the other accounts  managed by and the ownership of securities of the Company by, the above portfolio managers.

Advisory Agreement

     Under the Advisory Agreement, the Company pays to the Advisor quarterly, as compensation for the services  rendered by it, a fee equal on an annual basis to
1.0% of the Company's  average monthly Managed Assets.  Managed Assets means the total  assets of the Company  (including  any assets  attributable  to leverage)
minus accrued liabilities other than (1) deferred taxes or debt entered into for the purpose of leverage  and (2) the  aggregate  liquidation  preference  of any outstanding preferred shares.  Because the fee paid to the Advisor is determined on the  basis  of the  Company's  Managed  Assets,  the  Advisor's  interest  in determining  whether to use  leverage  may  conflict  with the  interests of the
Company.  The Company's  average  monthly  Managed Assets are determined for the purpose of  calculating  the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar  quarter.  The fees are payable  for each  calendar  quarter  within  five  days  after  the end of that quarter. Under a Reimbursement  Agreement,  the Advisor has contractually agreed to  waive  or  reimburse  the  Company  for fees  and  expenses,  including  the investment  advisory  fee and  expenses in an amount equal on an annual basis to
0.25% of the average  monthly Managed Assets for the first year of the Company's operations.  The Reimbursement  Agreement  terminates on the earlier of one year from the Company's  initial public  offering or the  termination of the Advisory
Agreement;  and it may be  terminated  by a vote of a majority of the  Company's
Independent  Directors.  A  discussion  of the  Board of  Directors'  basis  for approving the Advisory  Agreement is available in the Company's annual report to stockholders for the fiscal year ended November 30, 2005.

    The Company bears all expenses not  specifically  assumed by the Advisor and incurred in the Company's  operations and will bear the expenses  related to the offering of the MMP Shares.  Expenses borne by the Company include,  but are not limited  to,  the  following:  (1)  expenses  of  maintaining  the  Company  and continuing its existence and related overhead, including, to the extent services are  provided by personnel  of the Advisor or its  affiliates,  office space and facilities and personnel  compensation,  training and benefits, (2) registration of the Company  under the 1940 Act,  (3)  commissions,  spreads,  fees and other expenses  connected with the acquisition,  holding and disposition of securities and other  investments  including  placement and similar fees in connection with direct  placements  entered  into  on  behalf  of  the  Company,  (4)  auditing, accounting and legal expenses,  (5) taxes and interest,  (6) governmental  fees,
(7)  expenses  of  listing  shares of the  Company  with a stock  exchange,  and expenses of issue, sale,  repurchase and redemption (if any) of interests in the
Company,  including  expenses  of  conducting  tender  offers for the purpose of repurchasing  Company interests,  (8) expenses of registering and qualifying the
Company and its shares under federal and state  securities laws and of preparing and  filing  registration  statements  and  amendments  for such  purposes,  (9)
expenses of reports and notices to stockholders  and of meetings of stockholders and proxy  solicitations  therefor,  (10)  expenses  of reports to  governmental officers and commissions,  (11) insurance expenses,  (12) association membership dues, (13) fees,  expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation  safekeeping of funds, securities and other investments,  keeping of books,  accounts and records,  and determination  of net asset values),  (14) fees,  expenses and  disbursements of transfer agents,  dividend and paying agents,  stockholder  servicing agents and registrars for all services to the Company,  (15)  compensation  and expenses of directors of the Company who are not members of the Advisor's organization, (16)
pricing and  valuation  services  employed  by the  Company,  (17) all  expenses incurred in connection with leveraging of the Company's assets through a line of credit,  indebtedness  or issuing and  maintaining  preferred  shares,  (18) all expenses  incurred in connection  with the  organization  of the Company and the
initial  public  offering  of  the  Company's   Common  Stock,   and  (19)  such
non-recurring items as may arise, including expenses incurred in connection with litigation,  proceedings  and  claims  and  the  obligation  of the  Company  to indemnify its directors, officers and stockholders with respect thereto.

                            RATING AGENCY GUIDELINES

    The Rating Agencies impose asset coverage requirements,  which may limit the
Company's  ability to engage in certain types of transactions  and may limit the
Company's  ability to take certain actions  without  confirming that such action will not impair the ratings of the MMP Shares.

    The Company may, but is not  required  to,  adopt any  modifications  to the guidelines  that may hereafter be established  by any Rating Agency.  Failure to adopt  any  modifications,  however,  may  result  in a  change  in the  ratings described above or a withdrawal of ratings altogether.  In addition,  any Rating
Agency may, at any time,  change or withdraw any rating.  The Board may, without stockholder  approval,  modify,  alter or repeal certain of the  definitions and related provisions which have been adopted by the

                                       39

Company  pursuant to the Rating Agency  Guidelines only in the event the Company receives  written  confirmation  from the  Rating  Agency or  Agencies  that any amendment,  alteration  or repeal would not impair the ratings then  assigned to the MMP Shares.

    The  Company  is  required  to  satisfy  two  separate   asset   maintenance
requirements in respect of the MMP Shares:  (1) the Company must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by each  Rating  Agency,  at  least  equal  to the  aggregate  liquidation preference of the MMP Shares plus specified liabilities, payment obligations and other  amounts;  and (2) the Company  must satisfy the 1940 Act MMP Shares Asset
Coverage requirements.

    MMP Shares Basic Maintenance  Amount. The Company must maintain,  as of each
Valuation Date on which MMP Shares are  outstanding,  Eligible  Assets having an aggregate  Discounted  Value at  least  equal  to 115% of the MMP  Shares  Basic
Maintenance Amount,  which is calculated  separately for each Rating Agency that is then rating the MMP Shares and so requires.  If the Company fails to maintain
Eligible Assets having an aggregated  Discounted Value at least equal to the MMP
Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related  Asset  Coverage  Cure Date,  the Company will be required  in certain  circumstances  to redeem  certain of the MMP  Shares.  See
"Description of Money Market Cumulative Preferred Shares."

    The "MMP Shares Basic Maintenance Amount" as of any Valuation Date currently is defined by Moody's as the dollar amount equal to:

    (1) the sum of (A) the sum of the product resulting from multiplying the number of Outstanding MMP Shares on such date by $25,000 (plus a redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable  Rate (whether or not earned or declared) to and including the first  Dividend  Payment Date for each  outstanding  MMP Share that follows such
Valuation Date; (C) the amount of anticipated Company non-interest  expenses for the 90 days  subsequent to such  Valuation  Date;  (D) the amount of the current outstanding  balances of any indebtedness senior to the MMP Shares plus interest actually  accrued  together  with 30 days  additional  interest  on the  current outstanding  balances  calculated  at the  current  rate;  and (E)  any  current liabilities,  payable  during the 30 days  subsequent  to such  Valuation  Date, including,  without  limitation,  indebtedness  due  within  one  year  and  any redemption  premium due with  respect to  preferred  stock for which a Notice of
Redemption  has  been  given,  as of such  Valuation  Date,  to the  extent  not reflected in any of (1)(A) through (1)(D); less

    (2) the sum of any  cash  plus  the  value  of any of the  Company's  assets irrevocably deposited by the Company for the payment of any obligation described in (1)(B)  through  (1)(E)  ("value," for purposes of this clause (2), means the
Discounted  Value of the security,  except that if the security matures prior to the relevant  redemption payment date and is either fully guaranteed by the U.S.
Government  or is rated at least P-1 by  Moody's,  it will be valued at its face value).

    The "MMP Shares Basic Maintenance Amount" as of any Valuation Date currently is  defined  by  Fitch  as Fitch  Eligible  Assets  having  an  aggregate  Fitch
Discounted Value equal to or greater than the dollar amount equal to the sum of:

(A) the product of the number of MMP Shares  outstanding on such date multiplied by $25,000,  plus any redemption  premium  applicable to the MMP Shares then subject to redemption;

(B) the  aggregate  amount  of  dividends  that  will  have  accumulated  at the respective  Applicable  Rates to (whether or not earned or  declared) to and including  the  first  respective  Dividend  Payment  Dates for  each of the
    Preferred Shares outstanding that follows such Valuation Date;

(C) the amount of anticipated  non-interest  expenses of the Company  for the 90 days subsequent to such Valuation Date;

(D) the amount of the current outstanding  balances of any indebtedness which is senior to the MMP Shares plus  interest  actually  accrued  together with 30 days additional interest on the current  outstanding  balances calculated at the current rate; and

(E) any current  liabilities  to the extent not  reflected in any of (A) through
    (D) (including,  without limitation,  any payables for portfolio  securities purchased as of such  Valuation  Date and any  liabilities  incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash,  short-term municipal  obligations and short-term  securities that are the direct obligation of the U.S. government, provided in each case that such  securities  mature on or prior to the date  upon which any of (A)
    through (D) became payable,  otherwise the  Discounted  Value) of any of the
    Fund's assets  irrevocably  deposited by  the Fund for the payment of any of
    (A) through (D).

    Each Rating Agency may amend the definition of "MMP Shares Basic Maintenance
Amount" from time to time.

                                       40

    The market value of the Company's portfolio  securities (used in calculating the Discounted Value of Eligible  Assets) is calculated using readily  available market  quotations  when  appropriate,  and in any  event,  consistent  with the
Company's  Valuation  Procedures.  For the purpose of calculating the MMP Shares
Basic Maintenance Amount,  portfolio securities are valued in the same manner as the  Company  calculates  its net  asset  value.  See "Net  Asset  Value" in the
Statement of Additional Information.

    Each Rating  Agency's  Discount  Factors,  the  criteria  used to  determine whether the assets held in the Company's  portfolio are Eligible Assets, and the guidelines  for  determining  the  Discounted  Value of the Company's  portfolio holdings  for  purposes  of  determining  compliance  with the MMP Shares  Basic
Maintenance  Amount  are  based  on  Rating  Agency  Guidelines  established  in connection with rating the MMP Shares. The Discount Factor relating to any asset of the Company, the MMP Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Company's  portfolio and certain  definitions  and  methods of  calculation  relating  thereto may be changed from time to time by the applicable Rating Agency,  without the approval of the Company, Board of Directors or stockholders.

    A Rating  Agency's  Guidelines will apply to MMP Shares only so long as that
Rating  Agency is rating  such  shares.  The Company  will pay  certain  fees to
Moody's, Fitch and any other Rating Agency that may provide a rating for the MMP
Shares. The ratings assigned to MMP Shares are not  recommendations to buy, sell or hold MMP Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

    1940  Act MMP  Shares  Asset  Coverage.  The  Company  also is  required  to maintain,  with respect to MMP Shares,  as of the last Business Day on any month in which any MMP Shares are  outstanding,  asset  coverage  of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset  coverage for senior  securities  representing  shares of a closed-end  investment  company as a condition  of  declaring  dividends  on its common  stock) ("1940 Act MMP Shares Asset  Coverage").  If the Company fails to maintain the 1940 Act MMP Shares Asset  Coverage as of the last  Business Day of any  month and such  failure  is not  cured as of the last  Business  Day of the following month (the "Asset  Coverage Cure Date"),  the Company will be required to redeem  certain MMP  Shares.  See  "Description  of Money  Market  Cumulative
Preferred Shares."

     The Company  estimates that based on the composition of its portfolio as of
February 28, 2006,  assuming the issuance of all MMP Shares  offered  hereby and giving effect to the deduction of  underwriting  discounts and  commissions  and estimated  offering  costs  related  thereto  estimated  at  $379,800,  and  the satisfaction of all outstanding indebtedness under the Credit Facility, the 1940
Act MMP Shares Asset Coverage would be:

  Value of Company assets less all liabilities
 not represented by senior securities and MMP Shares     $165,655,599      301%
----------------------------------------------------  =  -------------  =  ----
Senior securities representing indebtedness plus         $ 55,000,000
 aggregate liquidation preference of MMP Shares

    Notices.  The Company  anticipates that under the Rating Agency  Guidelines, after the Original  Issue Date and in certain other  circumstances,  the Company will be  required to deliver to any Rating  Agency  which is then rating the MMP
Shares (1) a certificate with respect to the calculation of the MMP Shares Basic
Maintenance  Amount;  (2) a certificate  with respect to the  calculation of the
1940 Act MMP Shares Asset  Coverage and the value of the  portfolio  holdings of the Company; and (3) a letter prepared by the Company's independent  accountants regarding the accuracy of such calculations.

    Notwithstanding   anything  herein  to  the  contrary,   the  Rating  Agency
Guidelines, as they may be amended from time to time by each Rating Agency, will be  reflected  in a written  document  and may be amended by each Rating  Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of MMP Shares, or any common stockholder of the Company.

    A copy of the  current  Rating  Agency  Guidelines  will be  provided to any holder of MMP Shares promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

             DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES

    The  following  is a brief  description  of the  terms of MMP  Shares.  This description  does not purport to be complete and is subject to and  qualified in its  entirety by reference to the more  detailed  description  of Series I Money
Market  Cumulative  Preferred  Shares in the Articles  Supplementary,  a form of which is attached  as Appendix A to the  Statement  of  Additional  Information.
Capitalized  terms not otherwise  defined in the Prospectus  shall have the same meaning as defined in the Articles Supplementary.

                                       41

General

     The Company's Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, with such  preferences,  conversion or other rights,  voting  powers,  restrictions,  limitations as to dividends or other  distributions,  qualifications  and terms and conditions of redemption as determined  by the  Board  of  Directors  (subject  to  applicable  law  and the
Company's charter) without the approval of common stockholders. In addition, the
Board of Directors, without any action by the Company's stockholders,  may amend the Company's  charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock  that the  Company has  authority to issue.  The Articles  Supplementary  currently  authorize  the issuance of up to 600 MMP Shares.  The MMP Shares have a liquidation  preference of $25,000 per share, plus all accumulated but unpaid dividends  (whether or not earned or  declared)  to the date of final  distribution.  The MMP  Shares  when issued and sold through this offering (1) will be fully paid and non-assessable,
(2) will not be  convertible  into shares of common  stock or other stock of the
Company,  (3) will have no preemptive rights, and (4) will not be subject to any sinking  fund.  The MMP  Shares  will  be  subject  to  optional  and  mandatory redemption as described below under "Redemption."

    Holders of MMP  Shares  will not  receive  certificates  representing  their ownership  interest in such shares.  The Depository  Trust Company  ("DTC") will initially act as Securities Depository for the Agent Members with respect to the
MMP Shares.

    In addition to serving as the Auction Agent in  connection  with the Auction
Procedures  described  below,  the Auction Agent will act as the transfer agent, registrar, and paying agent for the MMP Shares.  Furthermore,  the Auction Agent will send  notices to holders of MMP Shares of any  meeting at which  holders of
MMP Shares have the right to vote. See "-- Voting Rights"  below.  However,  the
Auction Agent generally will serve merely as the agent of the Company, acting in accordance with the Company's instructions.

    Except in an  Auction,  the  Company  will  have the  right  (to the  extent permitted by applicable law) to purchase or otherwise acquire any MMP Shares, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company  ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

    General.  Holders of MMP Shares will be entitled to receive cash  dividends, when,  as and if  authorized  by the  Board of  Directors  and  declared  by the
Company,  out of funds  legally  available  therefor,  on the  initial  Dividend
Payment Date with respect to the initial  Dividend  Period and,  thereafter,  on each  Dividend  Payment  Date  with  respect  to a  subsequent  Dividend  Period
(generally a period of 28 days,  subject to certain  exceptions) at the rate per annum  equal to the  Applicable  Rate for each  Dividend  Period.  Dividends  so declared and payable shall be paid to the extent  permitted  under  Maryland law and to the  extent  available  and  in  preference  to  and  priority  over  any distribution  declared  and  payable on the  common  stock.  Dividends  shall be payable  from the  Company's  earnings  and  profits.  Because of the  Company's emphasis  on  investments  in  MLPs,  there is a  possibility  that  current  or accumulated earnings and profits would not be sufficient to pay dividends on MMP
Shares.  In such a case,  dividends  would be paid  from  cash flow in excess of current or  accumulated  earnings  and profits and would be treated as return of capital.

    On the Business Day next preceding  each Dividend  Payment Date, the Company is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Company does not intend to establish any reserves for the payment of dividends.

    All moneys paid to the Paying  Agent for the payment of  dividends  shall be held in trust for the payment of such  dividends to each Holder.  Each  dividend will be paid by the Paying  Agent to the  Holders as their  names  appear on the share ledger or share records of the Company,  which Holder(s) is expected to be the nominee of the Securities Depository.  The Securities Depository will credit the accounts of the Agent Members of the  Beneficial  Owners in accordance  with the Securities  Depository's  normal  procedures.  The  Securities  Depository's current procedures  provide for it to distribute  dividends in same-day funds to
Agent  Members who are in turn  expected to  distribute  such  dividends  to the persons  for whom they are acting as agents.  The Agent  Member of a  Beneficial
Owner  will be  responsible  for  holding or  disbursing  such  payments  on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such beneficial owner.

    Dividends in arrears for any past  Dividend  Period may be declared and paid at any time,  without  reference to any regular  Dividend  Payment  Date, to the
Holder(s)  as its name  appears  on the  share  ledger or share  records  of the
Company on such date,  not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.  Any dividend  payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be  payable  in respect of any  dividend  payment  or  payments  which may be in arrears. See "Default Period" below.

    The amount of dividends  per share  payable (if  declared) on each  Dividend
Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption  during such Dividend  Period) shall be computed by  multiplying  the

                                       42

Applicable  Rate (or the Default  Rate) for such  Dividend  Period (or a portion thereof) by a  fraction,  the  numerator  of which will be the number of days in such Dividend  Period (or portion  thereof) that such share was  outstanding and for  which  the  Applicable  Rate or the  Default  Rate was  applicable  and the denominator of which will be 360,  multiplying the amount so obtained by $25,000 per share, and rounding the amount so obtained to the nearest cent.

    Determination  of Dividend Rate. The dividend rate for the initial  Dividend
Period  (i.e.,  the period from and  including  the  Original  Issue Date to and including the initial  Auction Date) and the initial  Auction Date are set forth on the  cover  page of the  Prospectus.  For each  subsequent  Dividend  Period, subject to certain  exceptions,  the dividend rate will be the  Applicable  Rate that the Auction Agent advises the Company has resulted from an Auction.

    The initial  Dividend  Period for the MMP Shares shall be 28 days.  Dividend
Periods  after the initial  Dividend  Period shall  either be Standard  Dividend
Periods or, subject to certain  conditions  and with notice to Holders,  Special
Dividend Periods.

    A Special Dividend Period will not be effective unless,  among other things,
Sufficient  Clearing  Bids  exist at the  Auction  in  respect  of such  Special
Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential  Holders is at least equal to the number of shares  subject to Sell
Orders by Existing Holders).

    Dividends  will  accumulate at the  Applicable  Rate from the Original Issue
Date and shall be payable on each subsequent Dividend Payment Date. For Dividend
Periods of less than 30 days,  Dividend  Payment  Dates shall occur on the first
Business Day following the last day of such Dividend Period and, if greater than
30 days,  then on a monthly basis on the first Business Day of each month within such  Dividend  Period and on the  Business Day  following  the last day of such
Dividend  Period.  Dividends will be paid through the  Securities  Depository on each Dividend Payment Date.

    Except during a Default  Period,  as described  below,  the Applicable  Rate resulting  from an Auction will not be greater than the Maximum  Rate,  which is equal to the Applicable  Percentage of the Reference  Rate (as definded  below), subject to upward but not downward  adjustment in the discretion of the Board of
Directors after consultation with the Broker-Dealers.  The Applicable Percentage will be  determined  based on the lower of the credit  ratings  assigned on that date to the MMP Shares by Moody's and Fitch, as follows:

       Moody's                       Fitch                      Applicable
    Credit Rating                Credit Rating                  Percentage
---------------------      -----------------------        ----------------------
    Aa3 or above                 AA - or above                     200%
      A3 to A1                     A - to A+                       250%
    Baa3 to Baa1                 BBB - to BBB+                     275%
     Below Baa3                   Below BBB -                      300%

    The "Reference  Rate" is the  greater of (1)  the  applicable  AA  Composite
Commercial  Paper  Rate (for a  Dividend  Period of fewer  than 184 days) or the applicable  Treasury Index Rate (for a Dividend  Period of 184 days or more), or
(2) the  applicable  LIBOR.  For  Standard  Dividend  Periods or less only,  the
Applicable  Rate  resulting  from an Auction  will not be less than the  Minimum
Rate,  which is 70% of the  applicable  AA Composite  Commercial  Paper Rate. No
Minimum Rate is specified for Auctions with respect to Dividend  Periods of more than the Standard Dividend Period.

    The Maximum  Rate for the MMP Shares will apply  automatically  following an
Auction for such  shares in which  Sufficient  Clearing  Bids have not been made
(other  than  because all shares of MMP Shares were  subject to  Submitted  Hold
Orders).  If an  Auction  for any  Dividend  Period is not held for any  reason, including  because  there  is  no  Auction  Agent  or  Broker-Dealer,  then  the
Applicable  Rate on the MMP Shares  for any such  Dividend  Period  shall be the
Maximum Rate (except for circumstances in which the Dividend Rate is the Default
Rate, as described below).

     The All Hold Rate (as defined below) will apply automatically  following an
Auction in which all of the outstanding  shares are subject to (or are deemed to be  subject  to)  Submitted  Hold  Orders.  The  "All  Hold  Rate" is 80% of the
applicable AA Composite Commercial Paper Rate.

    Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding  Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Company.  After each  Auction,  on the Auction Date,
Broker-Dealers  will  notify  Holders  of  the  Applicable  Rate  for  the  next succeeding  Dividend  Period  and of the  Auction  Date of the  next  succeeding
Auction.

    Designation of Dividend  Period.  The Company will designate the duration of
Dividend Periods of MMP Shares;  provided,  however, that no such designation is necessary for a Standard  Dividend  Period and that any designation of a Special
Dividend  Period

                                       43

shall be effective  only if (1) notice thereof shall have been given as provided herein,  (2) any failure to pay in a timely manner to the Auction Agent the full amount of any  dividend  on, or the  redemption  price of, MMP Shares shall have been cured as set forth under  "-Default  Period," (3) Sufficient  Clearing Bids shall have existed in an Auction held on the Auction Date immediately  preceding the first day of such proposed Special Dividend Period, (4) the Redemption Price with respect to such shares shall have been deposited with the Paying Agent,  if the Company shall have mailed a notice of redemption with respect to any shares, as described under  "-Redemption"  below, and (5) in the case of the designation of a Special Dividend Period,  the Company has confirmed that, as of the Auction
Date next  preceding  the  first day of such  Special  Dividend  Period,  it has
Eligible  Assets with an  aggregate  Discounted  Value at least equal to the MMP
Shares Basic  Maintenance  Amount (as defined  above) and has consulted with the
Broker-Dealers and has provided notice and a MMP Shares Basic Maintenance Report to each Rating Agency which is then rating the MMP Shares and so requires.

    Designation  of a  Special  Dividend  Period.  If the  Company  proposes  to designate  any Special  Dividend  Period,  not fewer than seven (or two Business
Days in the event the  duration of the  Dividend  Period  prior to such  Special
Dividend  Period is fewer than eight days) nor more than 30 Business  Days prior to the first day of such Special  Dividend  Period,  notice shall be (1) made by press release and (2)  communicated  by the Company by telephonic or other means to the Auction Agent and  confirmed in writing  promptly  thereafter.  Each such notice  shall  state (A) that the Company  proposes  to  exercise  its option to designate a succeeding  Special Dividend  Period,  specifying the first and last days thereof and (B) that the Company  will, by 3:00 p.m. New York City time, on the second  Business Day next  preceding the first day of such Special  Dividend
Period,  notify the Auction Agent, who will promptly notify the  Broker-Dealers, of either (x) its determination,  subject to certain conditions, to proceed with such Special  Dividend Period,  subject to the terms of any Specific  Redemption
Provisions,  or (y) its  determination not to proceed with such Special Dividend
Period in which latter event the succeeding  Dividend Period shall be a Standard
Dividend Period.

    No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed  Special  Dividend  Period,  the Company
shall  deliver  to  the  Auction  Agent,   who  will  promptly  deliver  to  the
Broker-Dealers and Existing Holders, either:

        (1) a notice  stating (A) that the Company has  determined  to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption
    Provisions; or

        (2) a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.

    If the Company  fails to deliver  either  such  notice  with  respect to any designation of any proposed  Special  Dividend Period to the Auction Agent or is
unable to make the  confirmation  described  above by 3:00  p.m.,  New York City time, on the second  Business Day next  preceding the first day of such proposed
Special Dividend Period,  the Company shall be deemed to have delivered a notice to the  Auction  Agent with  respect to such  Dividend  Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

    Default Period. Subject to cure provisions,  a "Default Period" with respect to the MMP  Shares  will  commence  on any date  the  Company  fails to  deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New
York City time,  (A) the full  amount of any  declared  dividend  payable on the
Dividend  Payment  Date (a  "Dividend  Default")  or (B) the full  amount of any redemption  price  (the  "Redemption  Price")  payable  on the  date  fixed  for redemption (the "Redemption Date") (a "Redemption Default",  and together with a
Dividend Default, hereinafter referred to as "Default").

    Subject to cure  provisions,  a Default  Period  with  respect to a Dividend
Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid  dividends and any unpaid  Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying
Agent. In the case of a Dividend Default,  the Applicable Rate for each Dividend
Period commencing during a Default Period will be equal to the Default Rate, and each  subsequent  Dividend  Period  commencing  after the beginning of a Default
Period  shall  be a  Standard  Dividend  Period;  provided,  however,  that  the commencement of a Default Period will not by itself cause the  commencement of a new Dividend Period.

    No Auction  shall be held during a Default  Period.  No Default  Period with respect to a Dividend Default or Redemption  Default shall be deemed to commence if the amount of any  dividend or any  Redemption  Price due (if such default is not solely due to the willful  failure of the Company) is deposited  irrevocably in trust,  in same-day  funds with the Paying Agent by 12:00 noon, New York City time within three  Business Days after the applicable  Dividend  Payment Date or
Redemption  Date,  together  with an amount equal to the Default Rate applied to the amount of such  non-payment  based on the actual  number of days  comprising such period  divided by 360.  The Default  Rate shall be equal to the  Reference
Rate multiplied by three.

                                       44

Restrictions on Dividend, Redemption and Other Payments

    Under the 1940 Act,  the  Company  may not (1)  declare  any  dividend  with respect  to  preferred  stock,  including  MMP  Shares,  if, at the time of such declaration  (and after giving effect  thereto),  asset coverage with respect to the  Tortoise  Notes (or any other  Borrowings)  of the Company  that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such  other  percentage  as may in the future be  specified  in or under  the  1940  Act  as the  minimum  asset  coverage  for  senior  securities representing  indebtedness of a closed-end  investment company as a condition of
declaring   dividends  on  its  preferred   stock)  or  (2)  declare  any  other
distribution  on preferred  stock,  including MMP Shares,  or purchase or redeem preferred  stock if at the time of the  declaration  (and  after  giving  effect thereto),  asset  coverage with respect to the Tortoise Notes (or any other such
Borrowings) that are senior securities  representing  indebtedness would be less than 300% (or such  other  percentage  as may in the future be  specified  in or under  the  1940  Act  as the  minimum  asset  coverage  for  senior  securities representing  indebtedness of a closed-end  investment company as a condition of declaring  distributions,  purchases  or  redemptions  of its  shares of capital stock).

    "Senior  securities  representing  indebtedness"  generally  means any bond, debenture,  note or similar  obligation  or instrument  constituting  a security
(other  than stock) and  evidencing  indebtedness  and  includes  the  Company's obligations  under its outstanding  Tortoise Notes.  For purposes of determining asset coverage for senior  securities  representing  indebtedness  in connection with  the  payment  of  dividends  or other  distributions  on or  purchases  or redemptions of stock, the term "senior security" does not include any promissory note or other  evidence of  indebtedness  issued in  consideration  of any loan, extension  or renewal  thereof,  made by a bank or other  person  and  privately arranged,  and  not  intended  to be  publicly  distributed.  The  term  "senior security"  also does not include any such  promissory  note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not  exceeding  5% of the value of the total  assets of the Company at the  time  the loan is made;  a loan is  presumed  under  the 1940 Act to be for temporary  purposes  if it is  repaid  within  60 days  and is not  extended  or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage  requirements  described above apply in connection  with dividends or  distributions  on, or purchases or redemptions of, MMP Shares,  such asset coverages may be calculated on the basis of values  calculated  as of a time  within 48 hours (not  including  Sundays or holidays) next preceding the time of the applicable determination.

    In  addition,  a  declaration  of a  dividend  or other  distribution  on or purchase or redemption  of MMP Shares may be prohibited  (1) at any time that an event of default under Tortoise Notes (or any other Borrowings) has occurred and is  continuing;  (2) if, after giving  effect to such  declaration,  the Company would not have eligible portfolio  holdings with an aggregated  discounted value at least equal to any asset coverage requirements associated with Tortoise Notes
(or any other  Borrowings);  or (3) the Company has not redeemed the full amount of  Tortoise  Notes (or any other  Borrowings),  required  to be redeemed by any provision for mandatory redemption.

    Upon  failure to pay  dividends  for two years or more,  the  holders of MMP
Shares will acquire  certain  additional  voting rights.  See "-- Voting Rights"
below.  Such rights shall be the  exclusive  remedy of the Holders of MMP Shares upon any failure to pay dividends on MMP Shares.

    For so long as any MMP Shares are outstanding, except as contemplated by the
Articles  Supplementary,  the  Company  will not  declare,  pay or set apart for
payment  any  dividend  or  other   distribution   (other  than  a  dividend  or
distribution paid in shares of, or options,  warrants or rights to subscribe for or purchase,  common stock or other shares of stock,  if any,  ranking junior to
MMP Shares as to dividends or upon  liquidation) with respect to common stock or any other shares of the Company ranking junior to or on a parity with MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise  acquire for  consideration  any common stock or any other such junior shares (except by conversion  into or exchange for shares of the Company ranking junior to MMP Shares as to dividends  and upon  liquidation)  or any such parity shares (except by conversion  into or exchange for shares of the Company ranking junior to or on a parity with MMP Shares as to dividends and upon  liquidation), unless (1) there is no event of default  under the Tortoise  Notes (or any other
Borrowings)  that is continuing;  (2) immediately  after such  transaction,  the
Company would have Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount and the Company would maintain the 1940 Act MMP Shares Asset  Coverage (see "Rating  Agency  Guidelines");  (3)
immediately  after the  transaction,  the Company would have eligible  portfolio holdings  with an  aggregated  discounted  value  at least  equal  to the  asset
coverage  requirements,   if  any,  under  the  Tortoise  Notes  (or  any  other
Borrowings),  (4) full cumulative dividends on MMP Shares due on or prior to the date of the  transaction  have been  declared and paid;  and (5) the Company has redeemed the full number of MMP Shares  required to be redeemed by any provision for  mandatory  redemption  contained  in the  Articles  Supplementary  (see "--
Redemption").

Redemption

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Company at its option may redeem MMP Shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available  therefor, on the Dividend

                                       45

Payment Date upon not less than 15 calendar days', and not more than 40 calendar days',  prior  notice.  This optional  redemption  is not  available  during the initial Dividend Period and the Company shall not effect any optional redemption unless after giving effect thereto (1) the Company has available certain Deposit
Securities  with  maturity or tender dates not later than the day  preceding the applicable  redemption  date  and  having  a value  not  less  than  the  amount
(including any applicable premium) due to Holders of MMP Shares by reason of the redemption  of MMP  Shares on such date  fixed for the  redemption,  and (2) the
Company would have Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount. The optional redemption price per share shall be $25,000 per share,  plus an amount equal to  accumulated  but unpaid  dividends  thereon (whether or not earned or declared) to the date fixed for  redemption.  MMP Shares having a Dividend  Period of more than one year are redeemable  at the  option  of the  Company,  in whole or in part,  out of funds legally  available  therefor,  prior to the end of the relevant Dividend Period, upon not less than 15 calendar days', and not more than 40 calendar days', prior notice,  subject to any Specific  Redemption  Provisions,  which may include the payment of redemption premiums in the sole discretion of the Board of Directors.

    The Company also  reserves the right to  repurchase  MMP Shares in market or other  transactions from time to time in accordance with applicable law and at a price  that  may be more or less  than  the  liquidation  preference  of the MMP
Shares, but is under no obligation to do so.

    Mandatory Redemption.  If the Company fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance
Amount as of any Valuation  Date or the 1940 Act MMP Shares Asset Coverage as of
the last  Business  Day of any month,  and such  failure is not cured within ten
Business Days following such Valuation Date in the case of a failure to maintain the MMP  Shares  Basic  Maintenance  Amount or by the last  Business  Day of the following  month in the case of a failure  to  maintain  the 1940 Act MMP Shares
Asset  Coverage  (each an "Asset  Coverage  Cure Date"),  the MMP Shares will be subject to mandatory  redemption out of funds legally  available  therefor.  See
"Rating  Agency  Guidelines."  The number of MMP Shares to be  redeemed  in such circumstances  will be equal to the  lesser  of (1) the  minimum  number  of MMP
Shares the redemption of which, if deemed to have occurred  immediately prior to the opening of business on the relevant Asset  Coverage Cure Date,  would result in the Company having sufficient Eligible Assets to restore the MMP Shares Basic
Maintenance  Amount or  sufficient  to  satisfy  the 1940 Act MMP  Shares  Asset
Coverage,  as the case may be, in either case as of the relevant  Asset Coverage
Cure Date  (provided  that,  if there is no such  minimum  number of shares  the redemption of which would have such result, all MMP Shares then outstanding will be redeemed),  and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory  Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

    The Company shall  allocate the number of shares  required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset
Coverage,  as the case may be,  pro rata  among  the  Holders  of MMP  Shares in proportion  to the number of shares they hold, by lot or by such other method as the Company shall deem fair and equitable,  subject to any mandatory  redemption provisions.

    The Company is required to effect such a mandatory redemption not later than
40 days after the Asset Coverage Cure Date (the  "Mandatory  Redemption  Date"),
except  that if the  Company  does  not have  funds  legally  available  for the redemption  of, or is not  otherwise  legally  permitted  to redeem,  all of the required number of MMP Shares that are subject to mandatory  redemption,  or the
Company  otherwise  is  unable  to effect  such  redemption  on or prior to such
Mandatory  Redemption  Date,  the Company  will  redeem  those MMP Shares on the earliest  practicable  date on which the Company will have such funds available, upon notice to record owners of shares of MMP Shares and the Paying  Agent.  The
Company's  ability  to  make  a  mandatory  redemption  may  be  limited  by the provisions of the 1940 Act or Maryland law.

    The redemption price per share in the event of any mandatory redemption will be $25,000 per share,  plus an amount equal to accumulated but unpaid  dividends
(whether or not earned or declared) to the date fixed for  redemption,  plus (in the case of a Dividend Period of more than one year only) a redemption  premium, if any,  determined  by the  Board of  Directors  in its sole  discretion  after consultation with the  Broker-Dealers  and set forth in any applicable  Specific
Redemption Provisions (the "Mandatory Redemption Price").

    Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Company will file a notice of its  intention  to redeem with the SEC so as to provide at least  the  minimum  notice  required  by such Rule or any  successor  provision
(notice currently must be filed with the SEC generally at least 30 days prior to the  redemption  date).  The Company shall deliver a notice of redemption to the
Auction Agent containing the information  described below one Business Day prior to the giving of notice to Holders in the case of an optional  redemption and on or prior to the 30th day preceding the Mandatory  Redemption Date in the case of a mandatory  redemption.  The Auction Agent will use its  reasonable  efforts to provide  notice to each Holder of MMP Shares called for redemption by electronic means not later  than the close of  business  on the  Business  Day  immediately following  the day on which  the  Auction  Agent  determines  the  shares  to be redeemed  (or,  during a Default  Period with respect to such shares,  not later than the close of business on the Business Day immediately  following the day on which the Auction Agent receives  notice of redemption  from the Company).  Such notice  will

                                       46

be  confirmed  promptly  in writing  not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each
Holder of shares of MMP Shares  called  for  redemption,  the  Paying  Agent (if different  from the Auction  Agent) and the  Securities  Depository  ("Notice of
Redemption").  The Notice of  Redemption  will be  addressed  to the  registered owners of the MMP Shares at their  addresses  appearing on the share  records of the Company.  Such notice will set forth (1) the redemption date, (2) the number and identity of MMP Shares to be redeemed,  (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption  premium,  if any),  (4) that  dividends on the shares to be redeemed will cease to accumulate on such  redemption  date, and (5) the provision  under which  redemption shall be made. No defect in the Notice of Redemption or in the transmittal  or mailing  thereof  will  affect the  validity  of the  redemption proceedings, except as required by applicable law.

    If fewer than all of the MMP Shares are redeemed on any date,  the shares to be  redeemed on such date will be selected by the Company on a pro rata basis in proportion to the number of shares held by such Holder,  by lot or by such other method as is determined by the Company to be fair and equitable,  subject to the terms of any  Specific  Redemption  Provisions.  MMP  Shares  may be  subject to mandatory  redemption  notwithstanding  the  terms  of any  Specific  Redemption
Provisions.  The Auction  Agent will give notice to the  Securities  Depository, whose  nominee  will be the  record  Holder  of all of the MMP  Shares,  and the
Securities  Depository  will  determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine  the  number  of  shares  to be  redeemed  from  the  account  of each
Beneficial  Owner for which it acts as agent.  An Agent  Member  may  select for redemption  shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial  Owners. In this case, in selecting  the MMP Shares to be redeemed,  the Agent Member will select by lot or by other fair and equitable method.  Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the  shares,  the  particular  shares to be  redeemed  shall be  selected by the
Company by lot, on a pro rata basis or by such other method as the Company shall deem fair and equitable, as contemplated above.

    If Notice of  Redemption  has been  given,  then upon the  deposit  of funds sufficient  to effect such  redemption,  dividends  on such shares will cease to accumulate  and such shares will be no longer deemed to be  outstanding  for any purpose  and all rights of the  Holders  of the shares so called for  redemption will  cease and  terminate,  except the right of the  Holders of such  shares to receive the redemption price, but without any interest or additional amount. The
Company shall be entitled to receive from the Paying Agent,  promptly  after the date fixed for redemption, any cash deposited with the Paying Agent in excess of
(1) the aggregate  redemption  price of the MMP Shares called for  redemption on such date and (2) such other  amounts,  if any,  to which  Holders of MMP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such  redemption  date will be paid, to the extent  permitted by law, by the Paying  Agent to the Company upon its  request.  Subsequent  to such payment,  Holders  of MMP  Shares  called  for  redemption  may look only to the
Company for payment.

    So  long  as any  MMP  Shares  are  held of  record  by the  nominee  of the
Securities Depository,  the redemption price for such shares will be paid on the redemption  date to the nominee of the  Securities  Depository.  The  Securities
Depository's  normal  procedures  provide for it to distribute the amount of the redemption  price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

    Notwithstanding the provisions for redemption described above, no MMP Shares may be redeemed  unless all dividends in arrears on the  Outstanding MMP Shares, and all  shares of the  Company  ranking on a parity  with the MMP  Shares  with respect to the payment of dividends or upon liquidation,  have been or are being contemporaneously  paid or set aside for payment,  except in connection with the liquidation  of the Company in which case all MMP Shares and all shares  ranking in parity with the MMP Shares must  receive  proportionate  amounts and that the foregoing  shall not prevent the purchase or acquisition of all the  Outstanding
MMP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange  offer made on the same terms to, and  accepted  by,  Holders of all
Outstanding MMP Shares.

    Except for the provisions described above, nothing contained in the Articles
Supplementary  limits any legal right of the  Company to  purchase or  otherwise acquire  any MMP Shares  outside of an Auction at any price,  whether  higher or lower  than the price  that  would be paid in  connection  with an  optional  or mandatory redemption,  so long as, at the time of any such purchase, there is no arrearage  in the  payment  of  dividends  on,  or  the  mandatory  or  optional redemption  price with respect to any MMP Shares for which Notice of  Redemption has been  given and the  Company is in  compliance  with the 1940 Act MMP Shares
Asset  Coverage and has Eligible  Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic  Maintenance  Amount after giving  effect to such  purchase  or  acquisition  on the  date  thereof.  Any  shares  which  are purchased,  redeemed or otherwise  acquired by the Company  shall be returned to the status of authorized but unissued shares.  If fewer than all the Outstanding
MMP Shares are redeemed or otherwise acquired by the Company,  the Company shall give notice of such  transaction  to the Auction Agent,  in accordance  with the procedures agreed upon by the Board of Directors.

                                       47

Liquidation Rights

    In the event of a  liquidation,  dissolution or winding up of the affairs of the Company,  whether  voluntary or involuntary,  the Holders of MMP Shares then outstanding  and any other  shares  ranking on a parity with the MMP Shares then outstanding,  in preference to the holders of Common Stock,  will be entitled to payment out of the assets of the Company, or the proceeds thereof, available for distribution  to stockholders  after  satisfaction of claims of creditors of the
Company,  including  the  holders  of  any  outstanding  Tortoise  Notes,  of  a liquidation  preference  in the  amount  equal to  $25,000  per share of the MMP
Shares, plus an amount equal to accumulated  dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying
Agent.  However,  Holders  of MMP Shares  will not be  entitled  to receive  any premium to which such Holder might be entitled upon certain  redemptions of such
MMP Shares.  After payment of the full amount of such liquidating  distribution, the Holders of the MMP Shares will not be entitled to any further  participation in any distribution of assets of the Company.

    If, upon any such  liquidation,  dissolution or winding up of the affairs of the  Company,  whether  voluntary  or  involuntary,  the  assets of the  Company available for distribution among the holders of all outstanding preferred stock, including the MMP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled,  then  available  assets shall be  distributed  among the  holders of all  outstanding  preferred  stock, including the MMP Shares,  ratably in any such  distribution of assets according to the  respective  amounts  which  would be payable  on all such  shares if all amounts thereon were paid in full. Upon the dissolution,  liquidation or winding up of the  affairs of the  Company,  whether  voluntary  or  involuntary,  until payment  in full  is  made  to the  Holders  of MMP  Shares  of the  liquidating distribution to which they are entitled,  (1) no dividend or other  distribution shall be made to the holders of Common  Stock or any other class of stock of the
Company  ranking junior to MMP Shares upon  dissolution,  liquidation or winding up, and (2) no purchase,  redemption or other  acquisition for any consideration by the  Company  shall be made in respect of common  stock or any other class of stock of the Company ranking junior to MMP Shares upon dissolution,  liquidation or winding up.

    A  consolidation,  reorganization  or merger of the Company with or into any company,  or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another company,  shall not be deemed to be a liquidation,  dissolution or winding up of the Company.

    In  determining  whether  a  distribution  (other  than  upon  voluntary  or involuntary  liquidation),  by dividend,  redemption or otherwise,  is permitted under  Maryland  law,  amounts  that would be needed,  if the Company were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the MMP Shares will not be added to the Company's total liabilities.

Voting Rights

    Except for matters  which do not  require  the vote of holders of  Preferred
Shares  under the 1940 Act and except as  otherwise  indicated in the Charter or
Bylaws,  or as otherwise  required by applicable law, Holders of MMP Shares have one vote per share and vote  together  with  holders of common stock as a single class.  Under applicable rules of the NYSE, the Company is currently required to hold annual meetings of stockholders.

    In connection  with the election of the Board of  Directors,  the holders of outstanding preferred stock,  including MMP Shares,  represented in person or by proxy at said meeting,  shall be entitled,  as a class,  to the exclusion of the holders of all other  securities  and classes of stock to elect two directors of the  Company.  The holders of  outstanding  Common  Stock and  preferred  stock, including MMP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (1) at the close of business on any Dividend Payment Date,  accumulated  dividends  (whether or not earned or declared) on the preferred  stock,  including MMP Shares,  equal to at least two full years' dividends shall be due and unpaid; or (2) at any time holders of any preferred stock,  including MMP Shares, are entitled under the 1940 Act to elect a  majority  of the  directors  of the  Company,  then  the  number  of  members constituting  the Board of  Directors  shall  automatically  be increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred  stock,  including MMP Shares,  as described  above,  would constitute a majority of the Board of Directors as so increased by such smallest number;  and at a special meeting of stockholders  which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected,  the holders of preferred stock,  including MMP Shares,  voting as a separate  class,  will be entitled to elect the  smallest  number of  additional directors  that,  together with the two directors  which such holders will be in any event  entitled  to elect,  constitutes  a majority  of the total  number of directors of the Company as so increased. The terms of office of the persons who are  directors  at the  time of that  election  will  continue.  If the  Company thereafter  shall  pay,  or  declare  and set  apart  for  payment,  in full all dividends payable on all outstanding preferred stock,  including MMP Shares, for all past Dividend  Periods,  or the Voting Period is otherwise  terminated,  the voting rights stated in the above sentence shall cease,  and the terms of office of all of the additional  directors  elected by the holders of preferred  stock, including  MMP Shares (but not of the directors  with respect to whose  election the  holders of common  stock were  entitled  to vote or the two

                                       48

directors the holders of preferred stock,  including MMP Shares,  have the right to elect in any event),  will  terminate  automatically.  Any MMP Shares  issued after the date  hereof  shall vote with the MMP Shares as a single  class on the matters described above, and the issuance of any other MMP Shares by the Company may reduce the voting power of each MMP Share.

    The  affirmative  vote  of the  holders  of a  majority  of the  outstanding preferred stock, including MMP Shares,  determined with reference to a "majority of outstanding  voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:

    (1) amend, alter or repeal any of the preferences,  rights or powers of such class so as to affect  materially  and  adversely  such  preferences,  rights or powers;

    (2) create,  authorize or issue stock of any class  ranking  senior to or in parity with the preferred  stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred  stock or reclassify  any  authorized  shares of stock of the  Company  into any stock  ranking  senior to or on parity  with the preferred stock (except that the Board of Directors, without the vote or consent of the holders of preferred stock,  may from time to time authorize,  create and classify,  and the  Company  may from  time to time  issue  shares  or series of preferred  stock,  including other series of MMP Shares,  ranking in parity with the MMP Shares with respect to the payment of dividends and the  distribution of assets  upon  dissolution,  liquidation  or  winding  up of the  affairs  of the
Company, and may authorize, reclassify and/or issue any additional shares of MMP
Shares,  including  shares  previously  purchased  or redeemed  by the  Company, subject to  continuing  compliance by the Company with 1940 Act MMP Shares Asset
Coverage and MMP Shares Basic Maintenance Amount requirements);

    (3) institute any  proceedings to be adjudicated  bankrupt or insolvent,  or consent to the institution of bankruptcy or insolvency  proceedings  against it, or file a petition seeking or consenting to  reorganization  or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver,  liquidator,  assignee, trustee,  sequestrator
(or  other  similar  official)  of the  Company  or a  substantial  part  of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable  law,  admit in writing its inability to pay its debts generally as they become due or take any corporate  action in furtherance of any such action;

    (4) create, incur or suffer to exist, or agree to create, incur or suffer to exist,  or  consent to cause or permit in the future  (upon the  happening  of a contingency or otherwise) the creation,  incurrence or existence of any material
lien,  mortgage,   pledge,  charge,   security  interest,   security  agreement,
conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company's  assets as a whole,  except (A) liens the validity of which are being  contested  in good faith by  appropriate  proceedings,  (B) liens for taxes that are not then due and payable or that can be paid  thereafter  without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP
Shares,  or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions,  forward rate transactions,  put or call options, or other similar transactions,  (D) liens, pledges,  charges,  security interests,  security agreements or other encumbrances arising in connection with any  indebtedness  permitted  under  clause  (6)  below  and (E) liens to secure payment for services rendered including,  without limitation,  services rendered by the Company's custodian and the Auction Agent; or

    (5) create, authorize,  issue, incur or suffer to exist any indebtedness for borrowed  money or any direct or indirect  guarantee  of such  indebtedness  for borrowed money or any direct or indirect guarantee of such indebtedness,  except the Company may borrow and issue  senior  securities  as may be permitted by the
Company's investment restrictions;  provided,  however, that transfers of assets by the Company subject to an obligation to repurchase  shall not be deemed to be indebtedness  for  purposes of this  provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount as of the immediately preceding Valuation Date.

    The  affirmative  vote  of  the  holders  of a  1940  Act  Majority  of  the
Outstanding  Preferred  Shares,  including the MMP Shares,  voting as a separate class,  shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely  affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

    In addition,  the affirmative  vote of the holders of a 1940 Act Majority of the Outstanding  Preferred Shares,  including MMP Shares, voting separately from any other series,  shall be required with respect to any matter that  materially and  adversely  affects the rights,  preferences,  or powers of such series in a manner different from that of other series or classes of the Company's shares of capital  stock.  For  purposes of the  foregoing,  no matter  shall be deemed to adversely affect any right, preference or power unless such matter (1) alters or abolishes  any  preferential  right  of such  series;  (2)  creates,  alters  or abolishes any right in respect of  redemption of such series;  or (3) creates or alters (other than to abolish) any  restriction  on transfer  applicable to such series.

                                       49

    The  foregoing  voting  provisions  will not apply  with  respect to the MMP
Shares if, at or prior to the time when a vote is  required,  such  shares  have been (1) redeemed or (2) called for redemption,  and sufficient funds shall have been deposited in trust to effect such redemption.

    The  Board of  Directors,  without  the vote or  consent  of any  holder  of preferred stock,  including MMP Shares, or any other stockholder of the Company, may from time to time modify,  alter or repeal any or all of any definitions set forth in the Rating Agency  Guidelines or add covenants and other obligations of the Company or confirm the  applicability of covenants and other obligations set
forth  in  the  Rating  Agency   Guidelines  in  connection  with  obtaining  or
maintaining  the rating of any Rating  Agency that is then rating the MMP Shares and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the holders thereof, provided the
Board of Directors  receives written  confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular  Rating
Agency with respect to definitions or other provisions  relevant only to another
Rating Agency's rating) that any such  modification,  alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

    Also,  subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the  Reference  Rate is  multiplied  to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including MMP
Shares,  or any other  stockholder  of the Company,  and without  receiving  any confirmation from any Rating Agency after consultation with the  Broker-Dealers, provided  that  immediately  following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

    Unless  otherwise  required by law, holders of MMP Shares shall not have any relative  rights  or  preferences  or other  special  rights  other  than  those specifically set forth in the Articles Supplementary.  The holders of MMP Shares shall have no rights to cumulative  voting.  In the event that the Company fails to pay any  dividends  on the MMP Shares,  the  exclusive  remedy of the holders shall be the right to vote for directors as discussed above.

                                   THE AUCTION

General

    Articles  Supplementary.  The Articles Supplementary provide that, except as otherwise  described herein,  the Applicable Rate for each series of MMP Shares, for each  Dividend  Period of shares of such series  after the initial  Dividend
Period  thereof,  shall equal the rate per annum that the Auction  Agent advises has  resulted on the  Business Day  preceding  the first day of such  subsequent
Dividend  Period  (an  "Auction  Date")  from   implementation  of  the  auction
procedures  (the "Auction  Procedures"),  in which persons  determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an Auction.  See the Articles  Supplementary,  attached as
Appendix  A to the  Statement  of  Additional  Information  for a more  complete description of the Auction process.

    Auction  Agency  Agreement.  The Company has entered into an Auction  Agency
Agreement  with  the  Auction  Agent  (currently,  The Bank of New  York)  which provides,  among other  things,  that the Auction  Agent will follow the Auction
Procedures  for purposes of determining  the  Applicable  Rate for MMP Shares so long as the  Applicable  Rate for MMP Shares is to be based on the results of an
Auction.

    The Auction Agent may terminate the Auction Agency  Agreement upon notice to the Company on a date no earlier  than 60 days after the notice.  If the Auction
Agent  should  resign,  the Company  will use its best  efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and  conditions  as the  Auction  Agency  Agreement.  The Company may remove the
Auction Agent provided that prior to that removal the Company shall have entered into an agreement with a successor Auction Agent.

    Broker-Dealer Agreements.  Each Auction requires the participation of one or
more   Broker-Dealers.   The   Auction   Agent  has  entered   into   agreements
(collectively,  the  "Broker-Dealer  Agreements")  with  several  Broker-Dealers
selected  by  the  Company,   which  provide  for  the  participation  of  those
Broker-Dealers in Auctions for MMP Shares.

    After  each  Auction  for MMP  Shares,  the  Auction  Agent will pay to each
Broker-Dealer,  from funds  provided  by the  Company,  a service  charge at the annual  rate of 1/4 of 1% in the case of any  Auction  immediately  preceding  a
Dividend Period of less than one year, or a percentage  agreed to by the Company and the  Broker-Dealers  in the  case of any  Auction  immediately  preceding  a
Dividend  Period of one year or  longer,  of the  purchase  price of MMP  Shares placed by the  Broker-Dealer  at the  Auction.  For  purposes  of the  preceding sentence,  MMP Shares will be placed by a Broker-Dealer if these shares were (a)
the subject of Hold Orders deemed to have been submitted to the Auction Agent by the  Broker-Dealer and were acquired by the Broker-Dealer for its own account or were

                                       50

acquired by the Broker-Dealer for its customers who are Beneficial Owners or (b)
the subject of an Order submitted by the  Broker-Dealer  that is (1) a Submitted
Bid of an Existing  Holder that resulted in such Existing  Holder  continuing to hold the shares as a result of the Auction or (2) a Submitted Bid of a Potential
Holder that resulted in the Potential  Holder  purchasing the shares as a result of the Auction or (3) a valid Hold Order.

    The  Company  may  request  that the  Auction  Agent  terminate  one or more
Broker-Dealer  Agreements at any time upon the giving of proper notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

    Beneficial Owners. Prior to the Submission Deadline on each Auction Date for
MMP Shares,  each  customer of a  Broker-Dealer  who is listed on the records of that Broker-Dealer (or, if applicable,  the Auction Agent) as a holder of shares
(a "Beneficial  Owner") may submit orders  ("Orders")  with respect to shares to that Broker-Dealer as follows:

    o   Hold Order -- indicating its desire to hold shares without regard to the
        Applicable Rate for shares for the next Dividend Period thereof.

    o   Bid -- indicating its desire to sell shares if the  Applicable  Rate for shares  for the  next  Dividend  Period  thereof  is less  than the rate specified in such Bid (also known as a hold-at-a-rate order).

    o   Sell Order -- indicating its desire to sell shares without regard to the
        Applicable Rate for shares for the next Dividend Period thereof.

    Orders  submitted  (or the  failure  to do so) by  Beneficial  Owners  under certain  circumstances will have the effects described below. A Beneficial Owner that  submits a Bid with  respect to shares to its  Broker-Dealer  having a rate higher than the Maximum  Rate for shares on the Auction  Date  therefor  will be treated as having  submitted  a Sell Order with  respect to these  shares to its
Broker-Dealer.  A Beneficial Owner that fails to submit an Order with respect to these shares to its Broker-Dealer  will be deemed to have submitted a Hold Order with respect to those shares to its Broker-Dealer;  provided, however, that if a
Beneficial  Owner  fails to  submit  an Order  with  respect  to  shares  to its
Broker-Dealer  for an Auction relating to a Special Dividend Period of more than
28 days,  that  Beneficial  Owner will be deemed to have  submitted a Sell Order with respect to such shares to its Broker-Dealer.  A Sell Order shall constitute an irrevocable offer to sell the MMP Shares subject thereto.  A Beneficial Owner that  offers to become the  Beneficial  Owner of  additional  MMP Shares is, for purposes of that offer, a Potential Beneficial Owner as discussed below.

    Potential  Beneficial  Owners.  A customer of a Broker-Dealer  that is not a
Beneficial Owner of MMP Shares but that wishes to purchase shares,  or that is a
Beneficial  Owner that wishes to  purchase  additional  shares (in each case,  a
"Potential  Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for shares for the next Dividend Period thereof is not less than the rate specified in such
Bid. A Bid placed by a Potential  Beneficial  Owner of shares  specifying a rate higher than the Maximum Rate for shares on the Auction Date therefor will not be accepted.

    The Auction  Process.  Each  Broker-Dealer in turn will submit the Orders of its  respective  customers who are  Beneficial  Owners and Potential  Beneficial
Owners to the Auction Agent,  designating itself (unless otherwise  permitted by the  Company) as an Existing  Holder in respect of MMP Shares  subject to Orders submitted  or deemed  submitted  to them by  Beneficial  Owners and a  Potential
Holder in respect of MMP Shares subject to Orders submitted to them by Potential
Beneficial  Owners.  However,  neither the Company nor the Auction Agent will be responsible  for a  Broker-Dealer's  failure to comply with the  foregoing.  Any
Order placed with the Auction Agent by a  Broker-Dealer  as, or on behalf of, an
Existing  Holder or a Potential  Holder will be treated in the same manner as an
Order placed with a Broker-Dealer by a Beneficial Owner or Potential  Beneficial
Owner. Similarly,  any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of MMP Shares  held by it or  customers  who are  Beneficial
Owners will be treated in the same  manner as a  Beneficial  Owner's  failure to submit to its  Broker-Dealer  an Order in respect  of MMP  Shares  held by it. A
Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential  Holder,  provided it is not an affiliate of the
Company.

    If  Sufficient  Clearing  Bids for MMP Shares  exist (that is, the number of shares  subject to Bids  submitted or deemed  submitted to the Auction  Agent by
Broker-Dealers  as, or on behalf of,  Potential  Holders with rates  between the
Minimum  Rate and the Maximum Rate for shares is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders),  the Applicable Rate for shares for the next  succeeding  Dividend Period thereof will be the lowest rate specified  in the  Submitted  Bids which,  taking into account such rate and all lower  rates  bid by  Broker-Dealers  as or on behalf of  Existing  Holders  and
Potential Holders, would result in Existing Holders and Potential Holders owning the shares  available for purchase in the Auction.  If Sufficient  Clearing Bids for MMP  Shares  do not  exist,  the  Applicable  Rate for  shares  for the

                                       51

next  succeeding  Dividend Period thereof will be the Maximum Rate for shares on the Auction Date therefor. In such event,  Beneficial Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to Sell Orders. If Broker-Dealers  submit or are deemed to have  submitted  to the Auction  Agent Hold Orders with respect to all
Existing  Holders of MMP  Shares,  the  Applicable  Rate for shares for the next succeeding Dividend Period thereof will be the All Hold Rate.

    The Auction  Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder  continuing to hold or selling, or a Potential Holder purchasing,  a number of MMP Shares that is fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result,  Broker-Dealers  that have  designated  themselves as Existing
Holders or Potential  Holders in respect of customer  Orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement  of  purchases  and sales will be made on the next  Business  Day
(also a Dividend  Payment  Date) after the Auction Date  through the  Securities
Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities  Depository  against  delivery to their respective Agent
Members.  The  Securities  Depository  will make payment to the  sellers'  Agent
Members in accordance with the Securities Depository's normal procedures,  which now  provide  for payment  against  delivery by their Agent  Members in same-day funds.

Broker-Dealers

      The Broker-Dealer  agreements each provide that a Broker-Dealer may submit
Orders  in  Auctions  for  its own  account  unless  the  Company  notifies  all
Broker-Dealers  that they may not  submit  Orders  for their  own  account.  Any
Broker-Dealer  submitting an Order for its own account in any Auction could have an advantage over other Potential Holders in that the  Broker-Dealer  would have knowledge of other Orders  placed  through it in that Auction.  A  Broker-Dealer would not, however,  have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a  Broker-Dealer  in an  Auction,  the Auction
Rate may be higher or lower  than the rate that  would  have  prevailed  had the
Broker-Dealer  not bid. A  Broker-Dealer  may also bid in an Auction in order to prevent what would otherwise be (1) a failed Auction, (2) an "all-hold" Auction, or (3) the  implementation of an Interest Rate that the Broker-Dealer  believes, in its sole  judgment,  does not reflect the market for such  securities  at the time of the Auction.  A Broker-Dealer  may also encourage  additional or revised investor bidding in order to prevent an "all-hold" Auction. In the Broker-Dealer agreements,  each Broker-Dealer agrees to handle customers' orders in accordance with its duties under applicable securities laws and rules.

    On May 31, 2006,  the SEC  announced  that it had settled its  investigation against 15 firms,  including  Lehman Brothers Inc. (the  "Broker-Dealer"),  that participate in the auction rate securities  market  regarding  their  respective practices and procedures in this market.  The SEC alleged in the settlement that the firms had  managed  auctions  for  auction  rate  securities  in which  they participated in ways that were not adequately  disclosed or that did not conform to disclosed auction  procedures.  As part of the settlement,  the Broker-Dealer
agreed  to  pay  a  civil  money  penalty  of  $1,500,000.   In  addition,   the
Broker-Dealer,  without admitting or denying the SEC's allegations, agreed to be censured,  to  cease  and  desist  from  violating  certain  provisions  of  the securities  laws, to provide to customers  written  descriptions of its material auction  practices  and  procedures,  and  to  implement  procedures  reasonably designed to detect and prevent any failures by the  Broker-Dealer to conduct the auction process in accordance with disclosed procedures. No assurances are given as to how the  settlement  may affect the market for auction rate  securities or the MMP Shares.

Secondary Market Trading and Transfer of MMP Shares

    The  Broker-Dealers  may maintain a secondary  trading  market of MMP Shares outside of Auctions,  but are not obligated to do so, and may  discontinue  such activity at any time. The Company has made no arrangements for the establishment of a secondary market. There can be no assurance that a secondary trading market for MMP Shares, if any is established,  will provide holders with liquidity. MMP
Shares are not listed on any exchange or automated  quotation system.  Investors who purchase shares in an Auction for a Special Dividend Period should note that because  the  dividend  rate on the shares  will be fixed for the length of such
Dividend Period, the value of the shares may fluctuate in response to changes in interest rates,  and may be more or less than their original cost if sold on the open  market in advance of the next  Auction  therefor,  depending  upon  market conditions.

    A  Beneficial  Owner or an Existing  Holder may sell,  transfer or otherwise dispose of MMP Shares only in whole shares and only as follows:

        (1)  pursuant to a Bid or Sell Order  placed  with the Auction  Agent in accordance with the Auction Procedures,

        (2) to a Broker-Dealer, or

                                       52

        (3) to the Company or any affiliate;

provided,  however, that (a) a sale, transfer or other disposition of MMP Shares from a  customer  of a  Broker-Dealer  who is  listed  on the  records  of  that
Broker-Dealer  as the  holder of such  shares to that  Broker-Dealer  or another customer  of that  Broker-Dealer  shall not be deemed to be a sale,  transfer or other  disposition for purposes of the foregoing if such  Broker-Dealer  remains the  Existing  Holder  of  the  shares  so  sold,  transferred  or  disposed  of immediately after such sale,  transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions,  the  Broker-Dealer (or other person, if  permitted  by the  Company) to whom such  transfer is made shall  advise the
Auction Agent of such transfer.

                  DESCRIPTION OF TORTOISE NOTES AND BORROWINGS

    The Charter  authorizes  the Company,  without prior  approval of holders of common and preferred stock,  including MMP Shares,  to borrow money. The Company may issue  additional  notes or other evidence of  indebtedness  (including bank
borrowings  or  commercial   paper)  and  may  secure  any  such  Borrowings  by
mortgaging, pledging or otherwise subjecting as security the Company's assets to the extent permitted by the 1940 Act or Rating Agency Guidelines.  In connection with such  borrowing,  the Company may be required to maintain  minimum  average balances  with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such  requirements  will increase the cost of borrowing over the stated interest rate. Any Borrowings,  including without limitation indebtedness under the Credit Facility and the Tortoise  Notes,  each discussed  below,  will rank senior to the MMP Shares.

     On  April  4,  2006,  the  Company  entered  into a $20  million  unsecured revolving  Credit  Facility  with U.S.  Bank,  pursuant to which it has borrowed approximately $9.5 million.  The majority of the Company's  borrowings under the
Credit Facility have been invested in the securities of publicly traded MLPs and
RITs.  The  Credit  Facility   expires  on  August  30,  2006.  The  outstanding
indebtedness  under the Credit  Facility  ranks senior to the  Company's  common stock and MMP shares and in parity with the Tortoise Notes.  The Company intends to repay all outstanding indebtedness under the Credit Facility and to terminate the Credit  Facility  immediately  following the receipt of the proceeds of this offering.  On April  3,  2006,  the  Company  issued  the  Tortoise  Notes in an aggregate  principal  amount of $40  million  pursuant to the  provisions  of an indenture.  The Bank of New York  Trust  Company,  N.A.  serves as  trustee  and transfer agent and the Bank of New York serves as auction agent for the Tortoise
Notes.  The  Tortoise  Notes pay  interest  at rates that vary based on auctions normally  held every 28 days.  The Tortoise  Notes rank senior to the  Company's common stock and MMP Shares.  The Tortoise  Notes may be redeemed prior to their maturity  at the  option  of the  Company,  in whole or in part,  under  certain circumstances  and are  subject  to  mandatory  redemption  upon  failure of the
Company to maintain  asset  coverage  requirements  with respect to the Tortoise
Notes.

    Limitations.   Under  the   requirements  of  the  1940  Act,  the  Company,
immediately after issuing any Borrowings that are senior securities representing indebtedness,  including Tortoise Notes, must have an asset coverage of at least
300%. With respect to any such Borrowings,  asset coverage means the ratio which the  value  of the  total  assets  of the  Company,  less  all  liabilities  and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings  that are senior  securities  representing  indebtedness, issued  by the  Company.  Certain  types of  Borrowings  also may  result in the
Company  being  subject to  covenants  in credit  agreements  relating  to asset coverages  or  portfolio  composition  or  otherwise.  The Company is subject to certain  restrictions  imposed by guidelines of one or more rating agencies that issued ratings for the Tortoise Notes.  These restrictions may be more stringent than those imposed by the 1940 Act.

    Distribution  Preference.  A declaration of a dividend or other distribution on or purchase or redemption of common stock or MMP Shares is restricted: (1) at any  time  that an  event of  default  under  the  Tortoise  Notes or any  other
Borrowings has occurred and is continuing; or (2) if after giving effect to such declaration,  the Company  would not have  eligible  portfolio  holdings with an aggregated  Discounted  Value at least equal to any asset coverage  requirements associated with such Tortoise Notes or other  Borrowings;  or (3) if the Company has not redeemed the full amount of Tortoise Notes or other Borrowings,  if any, required to be redeemed by any provision for mandatory redemption.  In addition, the terms of any other  Borrowings  may contain  provisions  that limit  certain activities of the Company,  including the payment of dividends to holders of MMP
Shares in certain circumstances.

    Voting  Rights.  The  Tortoise  Notes have no voting  rights,  except to the extent required by law or as otherwise provided in the indenture relating to the acceleration  of maturity upon the  occurrence  and  continuance  of an event of default. In connection with any other Borrowings (if any), the 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on or repayment of principal.

                                       53

                           DESCRIPTION OF COMMON STOCK

     The Company's  Charter  authorizes  the issuance of  100,000,000  shares of
Common  Stock.  As of February 28,  2006,  the Company had  4,612,640  shares of
Common Stock outstanding.  The Board of Directors may, without any action by the stockholders,  amend the  Company's  Charter  from time to time to  increase  or decrease  the  aggregate  number of  shares of stock or the  number of shares of stock of any class or series that the Company has the  authority  to issue.  All shares of Common Stock have equal rights as to the payment of dividends  and the distribution  of assets  upon  liquidation.  Shares of Common  Stock  are,  when issued,  fully paid and, subject to matters discussed in "Certain  Provisions in the Company's  Charter and Bylaws,"  non-assessable,  and have no pre-emptive or conversion  rights or rights to  cumulative  voting.  At any time when  Tortoise
Notes are outstanding,  common  stockholders will not be entitled to receive any cash  distributions  from the Company  unless all  accrued  interest on Tortoise
Notes has been paid, and unless asset coverage (as defined in the 1940 Act) with respect to  Tortoise  Notes  would be at least 300% after  giving  effect to the distributions.  At any time when MMP Shares are outstanding, common stockholders will not be entitled to receive any cash  distributions  from the Company unless all accrued  dividends on MMP Shares have been paid,  and unless asset  coverage
(as defined in the 1940 Act) with  respect to MMP Shares  would be at least 200%
after giving effect to the distributions.

    The Common Stock is listed on the NYSE.  The Company  intends to hold annual meetings  of  stockholders  so long as the Common  Stock is listed on a national securities  exchange  and such  meetings  are  required as a  condition  to such listing.

             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

    The following description of certain provisions of the Charter and Bylaws is only a summary.  For a complete  description,  please  refer to the  Charter and
Bylaws,  which  have  been  filed  as  exhibits  to the  Company's  registration statement.

    The Company's Charter and Bylaws include  provisions that could delay, defer or prevent  other  entities or persons  from  acquiring  control of the Company, causing  it to  engage in  certain  transactions  or  modifying  its  structure.
Further,  these provisions can have the effect of depriving  stockholders of the opportunity  to sell their  stock in the  Company at a premium  over  prevailing market prices by discouraging  third parties from seeking to obtain control over the  Company.  These  provisions,  all of which  are  summarized  below,  may be regarded as "anti-takeover" provisions.

Classification of the Board of Directors; Election of Directors

    The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The
Bylaws  provide  that the  number of  directors  may not be  greater  than nine.
Subject to any applicable limitations of the 1940 Act, any vacancy may be filled at any regular meeting or at any special  meeting called for that purpose,  only by a majority of the remaining  directors,  even if those remaining directors do not  constitute  a quorum.  Pursuant to the  Charter,  the Board of Directors is
divided into three  classes:  Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively.  Beginning in 2006,  upon the  expiration of their current  terms, directors of each class will be elected to serve for three-year  terms and until their  successors  are duly elected and  qualified.  Each year only one class of directors will be elected by the stockholders.  The  classification of the Board of Directors should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.

    The  classified  Board  provision  could  have  the  effect  of  making  the replacement of incumbent directors more  time-consuming and difficult.  At least two annual meetings of stockholders,  instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified
Board  provision  could  increase the likelihood  that incumbent  directors will retain their  positions.  The staggered  terms of directors may delay,  defer or prevent a change in control of the Board,  even though a change in control might be in the best interests of the stockholders.

Removal of Directors

    The Charter  provides that,  subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative  vote of at least two-thirds of the votes entitled to be cast in the election of directors.  This  provision,  when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes  stockholders from removing incumbent directors,  except for cause and by a substantial  affirmative  vote,  and filling the  vacancies  created by the removal with nominees of stockholders.

                                       54

Amendment to the Charter and Bylaws

     The  Charter  provides  that  amendments  to the  Charter  must be declared advisable by the Board of Directors  and generally  approved by the  affirmative vote of stockholders  entitled to cast at least a majority of the votes entitled to be cast on the matter.  Certain  provisions  of the  Charter,  including  its provisions on classification of the Board of Directors,  election and removal of directors and conversion of the Company to an open-end investment  company,  may be amended only by the affirmative vote of the stockholders  entitled to cast at least 80 percent of the votes  entitled  to be cast on the matter.  However,  if such a proposal is approved by at least  two-thirds of the continuing  directors
(in addition to approval by the full Board of  Directors),  such proposal may be approved by a majority  of the votes  entitled  to be cast on such  matter.  The
Board of  Directors  has the  exclusive  power to  adopt,  alter or  repeal  any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company

    The Charter  provides that any proposal to liquidate or dissolve the Company requires the approval of the  stockholders  entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However, if such a proposal is approved by at least  two-thirds  of the  continuing  directors  (in addition to approval by the full Board),  such proposal may be approved by a majority of the votes entitled to be cast on such matter.

Advance Notice of Director Nominations and New Business

    The Bylaws provide that with respect to an annual  meeting of  stockholders, nominations  of persons for election to the Board of Directors  and the proposal of business to be  considered by  stockholders  may be made only (1) pursuant to notice of the meeting,  (2) by or at the  direction of the Board of Directors or
(3) by a stockholder who is entitled to vote at the meeting and who has complied with the  advance  notice  procedures  of the  Bylaws.  With  respect to special meetings of stockholders, only the business specified in the Company's notice of the  meeting  may be brought  before the  meeting.  Nominations  of persons  for election  to the Board of  Directors  at a special  meeting may be made only (1)
pursuant to notice of the meeting by the Company,  (2) by or at the direction of the  Board of  Directors,  or (3)  provided  that the  Board  of  Directors  has determined  that directors will be elected at the meeting,  by a stockholder who is entitled to vote at the meeting and who has complied with the advance  notice provisions of the Bylaws.

                          CLOSED-END COMPANY STRUCTURE

    The Company is a non-diversified  closed-end  management  investment company and as such its  stockholders  will not have the right to cause the  Company  to redeem their shares.  Instead, the Common Stock will trade in the open market at a price that will be a function of several  factors,  including  dividend levels
(which are in turn  affected by  expenses),  net asset value,  call  protection, dividend stability,  portfolio credit quality, relative demand for and supply of such shares in the market,  general  market and  economic  conditions  and other factors.

    Shares of closed-end  companies  frequently trade at a discount to their net asset value. This characteristic of shares of closed-end  management  investment companies is a risk  separate and distinct  from the risk that the Company's net asset value may decrease as a result of investment activities. To the extent the common shares do trade at a discount,  the Company's Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share  resulting from such  purchases  against the decrease in the assets of the
Company,  the  potential  increase  in the  ratio of  expenses  to assets of the
Company  and the  decrease in asset  coverage  with  respect to any  outstanding preferred stock,  including MMP Shares.  The Board of Directors believes that in addition to the beneficial  effects described above, any such purchase or tender offers may result in the  temporary  narrowing of any discount but will not have any  long-term  effect on the level of any  discount.  There is no  guarantee or assurance that the Company's  Board of Directors will decide to engage in any of these  actions.  Nor is there any guarantee or assurance  that such actions,  if undertaken,  would result in the shares trading at a price equal or close to net asset value per share.  Any share  repurchase  or tender  offers will be made in accordance with requirements of the Securities  Exchange Act of 1934, as amended
(the "Exchange Act"), the 1940 Act and the principal stock exchange on which the common shares are traded.

                                   TAX MATTERS

The  following  is a general  summary of  certain  U.S.  federal  income tax and
Canadian   tax   considerations   affecting   the  Company  and  its   preferred
stockholders,  including  holders of the MMP Shares.  This  discussion  does not purport to be complete  or to deal with all aspects of U.S.  federal or Canadian income  taxation  that  may be  relevant  to  stockholders  in  light  of  their particular  circumstances  or who are subject to special  rules,  such as banks, thrift  institutions  and  certain  other  financial  institutions,  real estate investment trusts, regulated investment companies,  insurance companies, brokers and dealers in securities or currencies,  certain securities traders, tax-exempt
investors,   individual  retirement  accounts,  certain  tax-deferred  accounts, stockholders  who  hold  their  MMP  Shares  as part of a

                                       55

hedging, integrated,  conversion or constructive sale transaction or a straddle, traders that elect to  mark-to-market  their  securities,  stockholders  who are subject to the alternative  minimum tax,  persons whose  functional  currency is other than the U.S. dollar, and foreign investors.  Unless otherwise noted, this discussion  assumes that  stockholders  are U.S.  persons and hold MMP Shares as capital  assets.  No attempt is made to  present a detailed  explanation  of all federal,  state, local and foreign tax concerns  affecting the Company,  and the discussion set forth here does not constitute tax advice. Investors are urged to consult  their own tax  advisors  with any specific  questions  relating to U.S.
federal,  state,  local and foreign taxes. As to U.S.  federal income  taxation, this discussion reflects applicable tax laws of the United States as of the date
of  this  Prospectus,   which  tax  laws  may  be  changed  or  subject  to  new
interpretations  by the  courts or the  Internal  Revenue  Service  (the  "IRS")
retroactively or prospectively.

U.S. Federal Income Tax Treatment of the Company

    The Company intends to elect to be treated as, and to qualify each year as a
RIC  under  Subchapter  M of the  Code.  As long as the  Company  meets  certain requirements  that govern the  Company's  source of income,  diversification  of assets and distribution of earnings to stockholders,  the Company generally will not be subject to U.S. federal income tax on its income  distributed in a timely manner to its  stockholders.  With respect to the source of income  requirement, the Company  must derive in each  taxable  year at least 90% of its gross income
(including  tax-exempt  interest)  from (1) dividends,  interest,  payments with respect  to  certain  securities  loans,  and  gains  from  the  sale  or  other disposition  of  stock,  securities  or  foreign  currencies,  or  other  income
(including but not limited to gains from options,  futures or forward contracts)
derived with respect to its business of investing in such stock,  securities  or currencies and (2) net income  derived from an interest in a qualified  publicly traded partnership. A qualified publicly traded partnership is generally defined as a  publicly  traded  partnership  under  Code  ss.7704.  However,  for  these purposes,  a qualified  publicly traded  partnership does not include a publicly traded  partnership if 90% or more of its income is described in (1) above.  The
Company  believes that its  investment  strategies  with respect to its currency hedges will generate  qualifying  income under current U.S.  federal  income tax law. The Code,  however,  expressly  provides the U.S. Treasury  Department with authority to issue  regulations  that would exclude foreign  currency gains from qualifying  income if such gains are not directly related to a RIC's business of investing  in  stocks or  securities.  While to date the U.S.  Treasury  has not exercised this regulatory authority,  there can be no assurance that it will not issue  regulations  in the future that would treat some or all of the  Company's foreign  currency  gains as  non-qualifying  income,  thereby  jeopardizing  the
Company's  status  as a  RIC  for  all  years  to  which  such  regulations  are applicable.

    With respect to the diversification of assets requirement,  the Company must diversify  its holdings so that, at the end of each quarter of each taxable year
(1) at least 50% of the value of the Company's  total assets is  represented  by cash and cash items, U.S.  Government  securities,  the securities of other RICs and other  securities,  with such other securities  limited for purposes of such calculation,  in respect of any one issuer,  to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer,  and (2) not more than 25% of the value of the
Company's  total assets is invested in the  securities  of any one issuer (other than U.S. Government  securities or the securities of other regulated investment companies),  the securities (other than the securities of other RICs) of any two or more issuers that the Company  controls and that are determined to be engaged in the same  business  or  similar  or  related  trades  or  businesses,  or the securities of one or more qualified  publicly traded  partnerships.  A RIC which holds an interest in a qualified  publicly  traded  partnership  generally  must apply the passive loss rules  separately  with respect to items  attributable to each such  partnership.  Therefore,  income or loss from the qualified  publicly traded  partnership  is  treated  as  separate  from  income or loss from  other activities.

    As a RIC, the Company generally is not subject to U.S. federal income tax on net income and gains that it distributes each taxable year to  stockholders,  if its  distributions  of investment  company taxable income and tax-exempt  income equal or exceed the sum of (1) 90% of the Company's  investment  company taxable income for the taxable  year (which  includes,  among  other  items,  dividends, interest and the excess of any net  short-term  capital gain over net  long-term capital loss and other taxable income,  other than any net capital gain, reduced by deductible  expenses)  determined without regard to the deduction for certain dividends paid and (2) 90% of the Company's net tax-exempt  interest (the excess of its gross  tax-exempt  interest  over  certain  disallowed  deductions).  The
Company  intends  to  distribute  at least  annually  substantially  all of such income.  To the extent the Company does not distribute (or deemed to distribute)
all of its  taxable  income,  the Company  will be subject to a  corporate  U.S.
federal income tax on such income,  after deducting the amount of any deductible dividend distributions.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution  requirement  are subject to a  nondeductible  4% excise tax at the
Company  level.  To avoid the tax,  the  Company  must  distribute  during  each calendar  year an  amount at least  equal to the sum of (1) 98% of its  ordinary income  (determined by not taking into account any capital gain or loss) for the calendar  year,  (2) 98% of its  capital  gain in  excess  of its  capital  loss
(adjusted for certain ordinary losses) for a one-year period generally ending on
October 31 of the calendar year (unless an election is made to use the Company's taxable year provided the Company's  taxable year ends in November or December), and (3) certain  amounts from previous years to the extent such amounts have not been treated as  distributed  or been  subject to tax under  Subchapter M of the
Code. While the Company intends to distribute any income and capital gain in the manner  necessary to minimize  imposition of the 4% excise tax,  there can be no assurance that

                                       56

sufficient  amounts of the  Company's  taxable  income and capital  gain will be distributed  to avoid  entirely the  imposition  of the tax. In that event,  the
Company  will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

    A  distribution  will be treated as paid during the  calendar  year if it is paid during the calendar year or declared by the Company in October, November or
December of the year,  payable to stockholders of record on a date during such a month and paid by the Company  during  January of the following  year.  Any such distributions  paid during  January of the  following  year will be deemed to be received on December 31 of the year the distributions are declared,  rather than when the distributions are received.

    If the Company were unable to satisfy the 90%  distribution  requirement  or otherwise  were to fail to qualify as a RIC in any year,  it would be subject to tax in the same  manner as an  ordinary  corporation  and  distributions  to the
Company's  stockholders  would not be deductible by the Company in computing its taxable income. Such dividend  distributions would generally be eligible (1) for treatment as qualified  dividend  income in the case of individual  stockholders and  (2)  for  the  dividends  received  deduction  in  the  case  of  corporate stockholders.

The Company's Investments

    Certain of the  Company's  investment  practices  may subject the Company to special tax rules,  the effect of which may be to  accelerate  income or gain to the Company without a corresponding receipt of cash, defer the Company's losses, cause  adjustments in the holding periods of the Company's  securities,  convert long-term  capital gains into  short-term  capital gains and convert  short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of Preferred Stock.

    Income  received by the Company with respect to non-U.S.  securities  may be subject  to  withholding  and other  taxes  imposed by  foreign  countries.  Tax conventions may reduce or eliminate such taxes.

    Although  the Company may receive  interest on certain  obligations  that is exempt  from  U.S.  federal  income  tax  due to  the  makeup  of the  Company's contemplated investment portfolio,  the Company will not be able to pass through to its stockholders exempt-interest dividends.

    The Company  intends to invest a  significant  portion of its assets in MLPs and RITs.

    U.S.  Federal Income  Taxation of MLPs.  MLPs are similar to corporations in many  respects,  but differ in others,  especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity,  separate from its  stockholders  and  employees  and is treated as a separate  entity for federal income tax purposes as well.  Like individual  taxpayers,  a corporation must pay a federal  income tax on its  income.  To the  extent  the  corporation distributes  its  income  to its  stockholders  in the  form of  dividends,  the stockholders must pay federal income tax on the dividends they receive. For this reason,  it is said  that  corporate  income  is  double-taxed,  or taxed at two levels.

    An MLP that  satisfies  the  qualifying  income rules is treated for federal income tax purposes as a pass-through  entity.  No federal income tax is paid at the partnership  level. A partnership's  income is considered  earned by all the partners;  it is  allocated  among  all the  partners  in  proportion  to  their
interests  in  the  partnership   (generally  as  provided  in  the  partnership
agreement),  and each  partner  pays tax on his or her share of the  partnership income. All the other items that go into determining taxable income and tax owed are  passed  through  to the  partners  as well --  capital  gains  and  losses, deductions,  credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level -- that of the partner.

    The Code generally requires "publicly-traded  partnerships" to be treated as corporations for federal income tax purposes.  However,  if the  publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP.  Under these  requirements,  an MLP must  receive 90% of its income from specified sources of qualifying income.

    Qualifying income for MLPs includes interest,  dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity  futures,  and income and gain from certain  mineral or natural  resources  activities.  Mineral or natural  resources  activities  that generate  qualifying  income  include  income  and gains  from the  exploration,
development,   mining  or  production,   refining,   transportation   (including
pipelines), or the marketing of any mineral or natural resource. This means that most MLPs today are in energy, timber, or real estate related businesses.

    Because the MLP itself does not pay federal  income tax,  its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally  make  quarterly  cash  distributions.
Although  they  resemble

                                       57

corporate  dividends,  MLP  distributions  are  treated  differently.   The  MLP
distribution  is treated as a return of capital to the extent of the  investor's basis in his MLP  interest  and,  to the extent  the  distribution  exceeds  the investor's  basis in the MLP interest,  capital gain.  The  investor's  original basis is the price paid for the units. The basis is adjusted  downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

    When the units are sold,  the  difference  between  the sales  price and the investor's  adjusted  basis is the gain or loss for federal income tax purposes.
The partner generally will not be taxed on distributions  until (1) he sells his
MLP units and pays tax on his gain,  which gain is increased  resulting from the basis  decrease  resulting  from prior  distributions;  or (2) his basis reaches zero.

    Effective for taxable  years  beginning  after October 22, 2004,  net income derived  from an interest  in a qualified  publicly  traded  partnership,  which generally  includes  MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income.  However, not more than 25% of the value of the RIC's total assets can be invested in the  securities of qualified  publicly traded  partnerships.  The  Company  intends  to  invest  only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules.
To the  extent  that  any MLP in which  the  company  invests  is  treated  as a partnership  for  U.S.  federal  income  tax  purposes  that is not a  qualified publicly traded partnership,  the Company would generally be required to include in its income its allocable share of the income of the underlying MLP. Income of the MLPs in which the Company invests  generally would not be qualifying  income for  purposes  of the 90% RIC gross  income  test.  To the extent  that  Company recognizes  significant  amounts of such  income,  it could cause the Company to fail to qualify as a RIC.

    U.S.  Federal  Income  Taxation  of  RIT  Distributions.   With  respect  to
investments in RITs,  the  distributions  on RIT securities  that are treated as dividends  for U.S.  federal  income tax  purposes  will be treated as  dividend income  eligible under the 90% gross income test  described  above if the RIT is treated as a  corporation  for U.S.  federal  income tax  purposes.  The Company intends to invest only in RITs treated as corporations  for U.S.  federal income tax purposes. Distributions from an RIT to the Company will constitute dividends to the extent of the RIT's current or  accumulated  earnings and profits,  and a return of capital  thereafter,  as determined under U.S. federal income tax law.
With respect to dividend  distributions  from an RIT, the Company generally will be required to pay a 15%  Canadian  withholding  tax.  See " - Certain  Canadian
Federal  Income  Tax  Considerations."  If more  than  50% of the  value  of the
Company's  assets  at the  close  of the  taxable  year  consists  of  stock  or securities in foreign  corporations and certain other  requirements are met, the
Company  may  elect  to have  its  foreign  tax  deduction  or  credit  for such withholding taxes be taken by its stockholders instead of claiming it on its tax return.  If such an election is made,  each  stockholder  would include in gross income  his  proportional  share  of the  foreign  taxes  paid  by the  Company.
Stockholders  may claim the amount of such taxes paid as a foreign tax credit in order to reduce  the  amount of U.S.  federal  income  tax  liability  which the stockholders incur on their foreign source income, including the income from the
Company  attributable  to the RITs. If the Company makes this election,  it will furnish  stockholders with a written notice after the close of its taxable year.
The use of foreign tax credits  are  subject to  numerous  limitations  that are applied to each  individual  taxpayer  claiming the foreign tax credit.  Thus, a particular taxpayer may be unable to fully benefit from the foreign tax credit.

    In certain  circumstances,  the Income Tax Act (Canada) ("Canadian Tax Act")
imposes a 15% withholding tax on the portion of the  distributions  constituting returns of capital to non-resident  investors,  effective for distributions paid
or  credited   after  2004  by  certain  types  of  RITs.   The  Company's  cash
distributions  from an RIT  would  be  reduced  by such  withholding.  It is not entirely clear whether this additional Canadian withholding tax would be treated as a foreign income tax for purposes of the U.S.  federal income tax foreign tax credit. If not treated as a foreign income tax, a stockholder may not be able to reduce his or her U.S.  federal  income tax  liability by claiming a foreign tax credit on the amount withheld.

     Investments  by  the  Company  in  certain  "passive   foreign   investment
companies"  could  subject the  Company to U.S.  federal  income tax  (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making  distributions to stockholders.
Elections  may be  available  to the  Company  to  mitigate  the  effect of this provision but the  elections  generally  accelerate  the  recognition  of income without the receipt of cash. If the  qualifying  electing fund election is made, the Code provides that income  recognized  under the PFIC provisions of the Code will be qualifying  income for purposes of the RIC 90% gross income test only to the extent  that such  income is  currently  distributed  to the RIC in the same taxable year as the income inclusion.

    Under Code Section 988,  gains or losses  attributable  to  fluctuations  in exchange  rates between the time the Company  accrues  income or  receivables or expenses or other liabilities denominated in a foreign currency and the time the
Company  actually  collects such income or receivables or pays such  liabilities are generally treated as ordinary income or loss. Similarly,  gains or losses on foreign  currency  forward  contracts  and the  disposition  of debt  securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition  dates,  are also treated as ordinary income or loss.

    It is not expected that stockholders will be subject to alternative  minimum tax as a result of an investment in the Company.

                                       58

Certain Canadian Federal Income Tax Considerations

    The following is a brief summary of the principal  Canadian  federal  income tax  considerations  generally  applicable  to the  Company  in  respect  of its proposed  investment  in RITs.  The  summary is of a general  nature only and is based upon the applicable Canadian tax laws as of the date hereof.  There can be no assurance  that the tax laws may not be changed or that Canada Revenue Agency will not

change  its  administrative  policies  and  assessing  practices.  This  summary reflects  specific  proposals to amend the Canadian Tax Act and the  Regulations
(the  "Tax  Proposals")  publicly  announced  by or on  behalf  of the  Canadian
Minister of Finance  prior to the date  hereof.  This summary does not take into account  provincial,  territorial or foreign tax legislation or  considerations, which may differ significantly from those discussed herein. This summary assumes that each RIT that the  Company  will invest in will  qualify as a "mutual  fund trust" as defined in the Canadian Tax Act at all relevant  times. If an RIT were not to  qualify as a mutual  fund trust at any  particular  time,  the  Canadian federal income tax  considerations  described below would, in some respects,  be materially different.

    Any distribution of the income of an RIT (excluding any net realized taxable capital gain that the RIT has validly  designated  as a taxable  capital  gain), that is paid,  credited or deemed  paid or credited  will be subject to Canadian non-resident  withholding tax of 15% in accordance with the Canada-United States
Income Tax Convention (the "Treaty") whether the distribution is made in cash or additional units.

    An RIT may  designate  under the  Canadian  Tax Act the  portion  of taxable income  distributed to non-resident  unitholders as net realized taxable capital gains of the RIT. This capital gain portion of a distribution  to a non-resident unitholder such as the Company may, in certain circumstances,  not be subject to tax  under  the  Canadian  Tax Act.  However,  distributions  to a  non-resident unitholder,  such as the Company,  by an RIT out of net gains an RIT realizes on dispositions  of "taxable  Canadian  property"  (as defined in the  Canadian Tax
Act),  which includes real property  situated in Canada,  are treated as taxable distributions of Canadian source trust income.  Accordingly,  such distributions will be  subject  to  Canadian  non-resident  withholding  tax at 15%  under the
Treaty.

    Additionally,  distributions  made by certain  types of RITs to the  Company that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains (that are subject to non-resident  withholding fees described above) of the RIT,  commonly  referred to as "returns of capital") are subject to a special tax at the rate of 15%.  The types of RITs  subject to this special  tax are those in  respect  of which the  units  are  listed on  certain prescribed stock exchanges,  which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is  attributable to real property situated in Canada,  Canadian resource properties or timber resource properties, as  defined  in the  Canadian  Tax  Act.  This tax must be  withheld  from  such distributions  by an RIT. Some or all of this special tax may be refunded to the
Company if the Company  realizes a capital loss on the  disposition  of units of the particular RIT that paid such a distribution  or of units of other "Canadian property mutual fund investments," as defined in the Canadian Tax Act.

    The amount  distributed  to the  Company  in a  taxation  year by an RIT may exceed  the  income of the RIT for tax  purposes  for that year  giving  rise to
"returns of capital" as described  above.  Such  distributions  in excess of the
RIT's income in a year to the Company may reduce the  adjusted  cost base of the
RIT units held by the Company. If, as a result, the Company's adjusted cost base of such units in any taxation  year would  otherwise be a negative  amount,  the
Company  will be deemed to realize a capital  gain in such amount for that year, and the  Company's  adjusted  cost base of such units  will be zero  immediately thereafter.  The treatment of any such capital gain deemed to be realized by the
Company is described  below.  The  non-taxable  portion of net realized  capital gains of an RIT that is paid or  payable  to the  Company  and the amount of any distribution  subject to the special tax  described in the  preceding  paragraph will not reduce the adjusted cost base of the units held by the Company.

    The Company  generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain,  or entitled to deduct any capital loss,  realized upon the  disposition  or  deemed  disposition  of units of an RIT  (whether  on redemption,  by virtue of the Company's  adjusted cost base becoming negative or otherwise) unless the units represent "taxable Canadian property" to the Company for the  purposes of the  Canadian  Tax Act and the  Company is not  entitled to relief under the Treaty.  Units of an RIT held by the Company generally will not be considered to be "taxable  Canadian  property"  unless (1) at any time during the 60-month period  immediately  preceding the disposition by the Company,  not less than 25% of the issued units were owned by the Company  and/or persons with whom the Company does not deal at arm's length;  (2) at the time of disposition, the RIT is not a "mutual  fund trust" for  purposes of the  Canadian Tax Act; or
(3) the units are otherwise deemed to be "taxable Canadian  property." Where the units held by the Company are "taxable  Canadian  property," a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.

                                       59

     Currently,  an RIT that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the "maintained or established test"), unless all or substantially  all of its  property is  property  other than  "taxable  Canadian property" as defined in the Canadian Tax Act. Draft legislation  released by the
Minister of Finance  (Canada) on September 16, 2004 relating to certain measures contained in the March 23, 2004 Canadian  federal  budget  included  certain Tax
Proposals  which  would  have  amended  the  operation  of  the  "maintained  or established test." In addition,  these Tax Proposals  contained a proposal which would  have  ensured  that,  together  with  other  forms of  "taxable  Canadian property," Canadian resource property and timber resource property would also be included in  restricting  the  availability  of relief under the  "maintained or established  test." On  December 6, 2004,  the  Department  of Finance  (Canada)
issued a Notice of Ways and Means  Motion  and draft  legislation  which did not include  either of the  proposed  changes  just  described.  In  announcing  the proposals,  the  Department of Finance  indicated that they will review with the private  sector  concerning  the  appropriate  Canadian  tax  treatment  of non-
residents  investing in resource  property  through  mutual funds.  Accordingly, further  changes in this area are  possible,  some of which  might be  material.
However,  the Company has no way of predicting  what changes,  if any,  would be made, and any consequence thereof.

    On  September  8,  2005,  the  Canadian  Department  of  Finance  released a
consultation   paper  on  tax  and  other  issues  related  to  publicly  listed flow-through entities such as income trusts and limited partnerships and invited interested  parties to make submissions prior to December 31, 2005. In addition, on September  19,  2005,  the Minister of Finance  (Canada)  announced  that the
Canada Revenue Agency would postpone  providing  advance tax rulings  respecting flow-through  entity  structures  pending these  consultations.  On November 23,
2005, the Minister of Finance announced the end of this consultation process and no legislative amendments were proposed to change the taxation of income trusts.
Instead,  the Minister of Finance  tabled a Notice of Ways and Means Motion that proposed to enhance the dividend gross-up and tax credit mechanism applicable to certain  eligible  dividends  payable by  corporations  resident in Canada after
2005. In addition,  the Canada Revenue Agency will resume providing  advance tax rulings in respect of flow-through entity structures.

Federal Income Tax Treatment of Holders of MMP Shares

    Under present law, the MMP Shares will constitute equity of the Company, and thus  distributions  with  respect to MMP Shares  (other than  distributions  in redemption of MMP Shares  subject to Section  302(b) of the Code) will generally constitute  dividends  to the extent of the  Company's  current  or  accumulated earnings and profits,  as calculated for U.S. federal income tax purposes.  Such dividends generally will be taxable as ordinary income to holders, but a portion of such  dividends  may, if properly  designated  by the Company,  be treated as
"qualified  dividend  income"  that is  generally  subject to  reduced  rates of federal income taxation for noncorporate investors.

    Distributions  from the excess of the Company's  net long-term  capital gain over its net  short-term  capital  losses,  including  capital gains credited to stockholders  but  retained  by the  Company  ("capital  gain  dividends"),  are generally  taxable  as  long-term  capital  gain  provided  that  they have been properly  designated  by the  Company,  regardless  of the  length  of time  the stockholder held its MMP Shares.  The maximum tax rate on capital gain dividends received by individuals is currently 15% (5% for  individuals in lower brackets)
for such gain realized before January 1, 2011.

    Under  federal  income tax law enacted on May 28, 2003,  qualified  dividend income  received by individual and other  noncorporate  stockholders is taxed at long-term capital gain rates,  which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from taxable domestic  corporations
and  dividends  from  non-U.S.   corporations  that  meet  certain  criteria  (a
"qualified  foreign  corporation").  A qualified foreign  corporation  generally excludes any foreign  corporation  which for the taxable year of the corporation in which the dividend was paid,  or the  preceding  taxable  year,  is a passive foreign investment  company.  The Company  anticipates that the RITs in which it
invests  will  be  qualified   foreign   corporations  and  the  RITs'  dividend
distributions  will be treated as qualified  dividend  income.  A portion of RIC distributions  may qualify,  to the extent  properly  designated  by the RIC, as qualified  dividend  income  eligible to be taxed at the reduced rates generally applicable  to  long-term  capital  gains,  to the extent that the RIC  receives qualified  dividend income.  To be treated as qualified  dividend income,  among other  requirements,  the  stockholder  must hold its MMP Shares and the Company must hold the underlying shares paying otherwise qualifying dividend income more than 60 days during the 121-day period  beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day  period  beginning  90 days before the  ex-dividend  date in the case of certain  preferred stock  dividends).  The provisions  of the Code  applicable to qualified  dividend  income are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken.

     Corporate holders should be aware that the Company does not anticipate that dividends paid by the Company on the MMP Shares will qualify to any  significant extent for the dividends received deduction since the Company anticipates that a substantial  portion  of  the  Company's  income  will  be  attributable  to RIT dividends and MLPs. In addition,  certain additional limitations may apply so as to  limit  the  availability  of the  dividends  received  deduction,  including limitations  on the aggregate  amount of the  deduction  that may be

                                       60

claimed and  limitations  based on the holding  period of the MMP Shares,  which holding  period  may  be  reduced  if  the  holder  engages  in  risk  reduction transactions  with respect to its MMP Shares.  Corporate  holders should consult their own tax advisors  regarding the application of these  limitations to their particular situation.

    Earnings  and profits are treated  generally,  for U.S.  federal  income tax purposes,  as first being used to pay distributions on the MMP Shares,  and then to the extent  remaining,  if any,  to pay  distributions  on the common  stock.
Distributions in excess of the Company's  earnings and profits allocable to such payments, if any, will first reduce a stockholder's adjusted tax basis in his or her MMP Shares  and,  after the  adjusted  tax basis is  reduced  to zero,  will constitute capital gains to a holder who holds such shares as a capital asset.

    It is not expected that holder of MMP shares will be subject to  alternative minimum tax as a result of an investment in the Company.

Sale of Shares

    The sale of MMP Shares by holders will  generally  be a taxable  transaction for U.S. federal income tax purposes. Holders of MMP Shares who sell such shares will  generally  recognize  gain or loss in an  amount  equal to the  difference between the net proceeds of the sale and their  adjusted tax basis in the shares sold.  If such MMP Shares  are held as a capital  asset at the time of the sale, the  gain or loss  will  generally  be a  capital  gain or  loss.  Similarly,  a redemption by the Company (including a redemption  resulting from liquidation of the Company),  if any, of all the MMP Shares actually and constructively held by a  stockholder  generally  will give rise to capital gain or loss under  Section
302(b) of the Code if the  stockholder  does not own (and is not regarded  under certain tax law rules of  constructive  ownership as owning) any common stock in the Company, and provided that the redemption proceeds do not represent declared but unpaid  dividends.  Other  redemptions may also give rise to capital gain or loss,  but  certain  conditions  imposed by  Section  302(b) of the Code must be satisfied to achieve such treatment.

    Capital gain or loss will generally be long-term capital gain or loss if the
MMP Shares were held for more than one year and will be short-term  capital gain or loss if the disposed MMP Shares were held for one year or less. Net long-term capital gain recognized by a noncorporate  U.S. holder generally will be subject to tax at a lower rate  (currently  a maximum  rate of 15%) than net  short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate  holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders,  capital gain is generally taxed at the same rate as ordinary income,  that is, currently at a maximum  rate of 35%. A holder's  ability to deduct  capital  losses may be limited.

Backup Withholding

    The  Company  may be  required  to  withhold,  for U.S.  federal  income tax purposes, a portion of all taxable distributions (including redemption proceeds)
payable to  stockholders  who fail to provide  the  Company  with their  correct taxpayer  identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Company has been so  notified).  Certain  corporate  and other  stockholders specified  in the Code and the  regulations  thereunder  are exempt  from backup withholding.  Backup  withholding is not an additional tax. Any amounts withheld may be credited  against the  stockholder's  U.S.  federal  income tax liability provided the appropriate information is furnished to the IRS.

    Investors  are advised to consult their own tax advisors with respect to the application to their own  circumstances of the  above-described  general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MMP Shares.

               ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
                PAYING AGENT, AUCTION AGENT AND REDEMPTION AGENT

    The Company has engaged SEI Investments  Mutual Funds Services,  One Freedom
Valley Drive Oaks,  Pennsylvania 19456, to serve as the Company's  administrator
(the "Administrator").  The Company pays the Administrator an annual fee of .05%
of the Company's aggregate average daily Managed Assets up to and including $500 million  and  .04% of the  Company's  aggregate  average  daily  Managed  Assets exceeding  $500 million,  subject to a minimum  annual fee of $100,000,  for the provision  of  administrative  and  accounting  services  to the  Company.  Such administrative and accounting services include:  cash processing,  validation of income  and  expense  accruals,  security  and trade  processing,  distribution, treasury and accounting  reporting  services,  fund  valuation,  third party and
performance   reporting,   assistance  with  financial  statement   preparation,
assistance  with  regulatory  matters,  monitoring of compliance  matters,  fund
management  services,   the  production  of  regulatory  reports,  and  tax  and
operations support.

                                       61

    Wachovia  Bank,  National  Association,  123 S. Broad  Street  Philadelphia,
Pennsylvania  19109,  serves as custodian of the Company's  cash and  investment securities. The Company pays the custodian an annual fee of .004% of the average daily market  value of the  Company's  domestic  assets and .015% of the average daily market value of the Company's Canadian assets.

    Computershare  Investor  Services,  LLC, Two North LaSalle  Street  Chicago,
Illinois  60602,  serves as the  Company's  transfer  agent with  respect to the
Common Stock (the "Transfer  Agent").  Computershare  Trust  Company,  Inc., Two
North LaSalle Street Chicago,  Illinois 60602,  serves as the Company's dividend paying agent and as agent for its Dividend Reinvestment Plan with respect to its
Common Stock.  The Company pays the Transfer Agent $875 monthly for its services and the services of its affiliate, Computershare Trust Company, Inc.

    The Bank of New York is the Auction Agent with respect to the MMP Shares and acts as transfer agent,  registrar,  dividend paying agent and redemption  agent with  respect  to the  MMP  Shares.  The  Company  will  pay the  Auction  Agent
$5,000 annually for its services.

                                  UNDERWRITING

     Lehman  Brothers  Inc.  (the  "Underwriter"),  subject  to  the  terms  and conditions contained in the underwriting agreement by and among the Underwriter, the Advisor and the Company,  dated the date of this Prospectus (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part), has agreed to purchase from the Company,  and the Company has agreed to sell to the Underwriter all of the MMP Shares offered hereby.

     The  underwriting  agreement  provides that the Underwriter is obligated to purchase,  subject to certain conditions, all of the MMP Shares being offered if any are  purchased.  The  conditions  contained  in the  underwriting  agreement include  requirements  that (1) the  representations  and warranties made by the
Company to the  Underwriter  are true; (2) there has been no material  change in the financial  markets;  and (3) the Company and the Advisor  deliver  customary closing documents to the Underwriter.

    After the first Auction that  includes the newly issued MMP Shares,  payment by each  purchaser  of MMP  Shares  sold  through  the  Auction  will be made in accordance with the procedures described under "The Auction."

Discounts and Commissions

     The  Underwriter  has advised the Company that it proposes to offer the MMP
Shares  directly to the public at the public  offering  price  presented  on the cover page of this Prospectus less a selling  concession equal to $250 per share which is equal to 1.0% of the initial offering price. Investors must pay for any
MMP  Shares  purchased  on or before  July 14,  2006.  After the  offering,  the
Underwriter  may change the price at which it re-offers the MMP Shares and other selling terms.

Indemnification

     The Company  and the  Advisor  have  agreed to  indemnify  the  Underwriter against certain  liabilities  relating to this offering,  including  liabilities under the 1933 Act and liabilities  arising from breaches of the representations and  warranties  contained in the  underwriting  agreement  and to contribute to payments  that the  Underwriter  may be required to make for those  liabilities;
provided that such  indemnification  shall not extend to any liability or action resulting directly from the willful misfeasance,  bad faith, gross negligence in the performance of duties, or reckless  disregard of applicable  obligations and duties of the Underwriter.

Listing

     The MMP Shares, which have no history of public trading, will not be listed on an exchange or  automated  quotation  system.  Broker-Dealers  may maintain a secondary  trading market in the MMP Shares outside of Auctions;  however,  they have no  obligation  to do so, and there can be no  assurance  that a  secondary market for the MMP Shares  will  develop  or, if it does  develop,  that it will provide  holders with a liquid trading market (i.e.,  trading will depend on the presence of willing  buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The
Company has been advised that the Underwriter currently intends to make a market in the MMP Shares, as permitted by applicable laws and regulations. However, the
Underwriter is not obligated to make a market in the MMP Shares between Auctions and the market making may be discontinued at any time at its sole discretion.

Electronic Distribution

    A  Prospectus  in  electronic  format may be made  available on the Internet sites or through  other online  services  maintained by the  Underwriter  or its affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The Underwriter may allocate a specific  number of shares for sale to online  brokerage  account holders.  Any  such  allocation  for  online  distributions  will be made by the representative on the same basis as other allocations.

                                       62

     Other than the  Prospectus in electronic  format,  the  information  on the
Underwriter's  web site and any  information  contained  in any  other  web site maintained by the Underwriter is not part of the Prospectus or the  registration statement of which this  Prospectus  forms a part, has not been approved  and/or endorsed by the Company and should not be relied upon by investors.

Certain Relationships and Fees

    To the  extent  permitted  under the 1940 Act and the rules and  regulations promulgated  thereunder,  the Company  anticipates that the Underwriter may from time to time act as a broker or dealer and receive fees in  connection  with the execution of the Company's  portfolio  transactions  after the  Underwriter  has ceased to be Underwriter and, subject to certain  restrictions,  the Underwriter may act as a broker while it is the  Underwriter.  The Company  anticipates that the  Underwriter  or one of its affiliates may from time to time act in Auctions as a Broker-Dealer or dealer and receive fees as described under "Description of the Money Market Cumulative Preferred Shares."

Addresses

    Lehman  Brothers Inc.'s  principal  office is located at 745 Seventh Avenue,
New York, New York 10019.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the MMP Shares offered hereby will
be  passed  upon  for  the  Company  by  Blackwell   Sanders  Peper  Martin  LLP
("Blackwell"),  Kansas City,  Missouri,  and for the  Underwriter  by Morrison &
Foerster  LLP  ("MoFo").  Blackwell  and MoFo may rely as to certain  matters of
Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

                              AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file  reports,  proxy  statements  and other information  with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Washington,  D.C. 20549.
Reports,  proxy  statements,  and other  information  about the  Company  can be inspected at the offices of the SEC.

    This  Prospectus  does not contain all of the  information  in the Company's
registration   statement,   including  amendments,   exhibits,   and  schedules.
Statements  in this  Prospectus  about the  contents  of any  contract  or other document are not necessarily  complete and in each instance reference is made to the  copy  of  the  contract  or  other  document  filed  as an  exhibit  to the registration  statement,  each such statement being qualified in all respects by this reference.

    Additional  information about the Company and MMP Shares can be found in the
Company's Registration Statement (including amendments, exhibits, and schedules)
on  Form   N-2   filed   with   the   SEC.   The  SEC   maintains   a  web  site
(http://www.sec.gov)  that contains the Company's Registration Statement,  other documents incorporated by reference, and other information the Company has filed electronically  with the SEC, including proxy statements and reports filed under the Exchange Act.

                                       63

                   FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                       64

================================================================================

                                   $15,000,000

                   Tortoise North American Energy Corporation

                              Series I Money Market
                           Cumulative Preferred Shares
                                 ---------------

                                   PROSPECTUS
                                  July 12, 2006
                                 ---------------

                                 LEHMAN BROTHERS

================================================================================

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 12, 2006

    Tortoise North American  Energy  Corporation,  a Maryland  corporation  (the
"Company"),  is a  recently  organized,  nondiversified,  closed-end  management investment company.

    This Statement of Additional Information,  relating to  the Company's Series
I Money Market  Cumulative  Preferred Shares (MMP(R) Shares) (the "MMP Shares"),
does not  constitute a Prospectus,  but should be read in  conjunction  with the
Company's  Prospectus  relating  thereto dated July 12, 2006.  This Statement of
Additional  Information  does not include  all  information  that a  prospective investor  should  consider before  purchasing MMP Shares,  and investors  should obtain and read the Company's  Prospectus prior to purchasing MMP Shares. A copy of the  Prospectus  may be obtained  without  charge from the Company by calling
1-800-919-0315.  You also may obtain a copy of the  Company's  Prospectus on the
Securities and Exchange Commission's web site (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional  Information have the meanings  ascribed  to them in the  Prospectus.  This  Statement  of  Additional
Information is dated July 12, 2006.

    No  person  has  been  authorized  to give  any  information  or to make any representations  not  contained  in  the  Prospectus  or in  this  Statement  of
Additional  Information in connection  with the offering made by the Prospectus, and, if given or made, such  information or  representations  must not be relied upon as having been authorized by the Company. The Prospectus and this Statement of Additional  Information  do not  constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                                                                            Page
                                                                            ----

                                       i

                                USE OF PROCEEDS

     The net  proceeds of the  offering of MMP Shares (the  "Offering")  will be approximately  $14,620,200,  after  payment of the  underwriting  discounts  and commissions and estimated  offering costs. The Company will use the net proceeds from this  offering to fully repay all  outstanding  indebtedness  under its $20 million  unsecured  revolving credit facility (the "Credit  Facility") with U.S.
Bank N.A.  ("U.S.  Bank") and will  invest the  remaining  net  proceeds  of the
Offering in accordance  with its  investment  objective  and policies  described below. As of July 10, 2006, the Company has borrowed  approximately $9.5 million under the Credit Facility. Outstanding balances under the Credit Facility accrue interest at a variable  annual rate equal to the one-month LIBOR rate plus .75%.
As of July 10, 2006, the current rate is 6.10% and all outstanding amounts under the Credit Facility mature on August 30, 2006. Once all outstanding indebtedness under the Credit  Facility is repaid,  the  Company  will  terminate  the Credit
Facility.  The Company will invest the net proceeds of this offering,  after the repayment of all outstanding  indebtedness  owed under the Credit  Facility,  in accordance with the Company's investment objective and policies as stated below.

    The Company anticipates that it will be able to invest substantially all the net proceeds of the Offering after the repayment of  indebtedness  in securities that meet its  investment  objective  and policies  within  approximately  three months following the Offering. Because of the investment opportunities presented by restricted master limited partnership ("MLP") and Canadian royalty trusts and income trusts  (collectively,  "RITs") securities and the limited trading volume of certain  publicly traded MLP and RIT securities,  the Company often relies on direct  placements  to  acquire  portfolio  securities.  To  the  extent  direct placement  opportunities  are not  available,  the Company would have to acquire such securities on the open market,  which could take up to six months following the Offering.

    Pending  investment  in  securities  that  meet  the  Company's   investment
objective,  the Company  anticipates  investing  the net proceeds in cash,  cash equivalents,  securities  issued or  guaranteed  by the U.S.  Government  or its
instrumentalities   or  agencies,   high   quality,   short-term   money  market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances and other bank  obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income securities, which are expected to provide a lower yield than the securities of RITs and MLPs.

                             INVESTMENT LIMITATIONS

    This section  supplements  the  disclosure  in the  Prospectus  and provides additional  information  on the  Company's  investment  limitations.  Investment limitations  identified as fundamental  may be changed only with the approval of the holders of a majority of the Company's  outstanding voting securities (which for this purpose,  and under the Investment Company Act of 1940, as amended (the
"1940 Act"),  means the lesser of (1) 67% of the voting shares  represented at a meeting at which more than 50% of the outstanding  voting shares are represented or (2) more than 50% of the outstanding voting shares).

    Investment  limitations  stated as a  maximum  percentage  of the  Company's assets are applied only  immediately  after,  and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a  change  in  values,  net  assets  or  other  circumstances  will  not be considered in  determining  whether the  investment  complies with the Company's
investment   limitations.   All  limitations  with  respect  to   nonfundamental
investment  policies  that are based on a  percentage  of total  assets  include assets obtained or expected to be obtained through leverage.

     THE FOLLOWING  ARE THE COMPANY'S  FUNDAMENTAL  INVESTMENT  LIMITATIONS  SET
FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:

    (1) issue  senior  securities,  except as  permitted by the 1940 Act and the
        rules  and  interpretive   positions  of  the  Securities  and  Exchange
        Commission ("SEC") thereunder;

    (2) borrow  money,  except  as  permitted  by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

    (3) make loans,  except by  purchasing  debt  obligations,  by entering into repurchase agreements or through the lending of portfolio securities and as otherwise  permitted  by the 1940 Act and the rules and  interpretive positions of the SEC thereunder;

    (4) concentrate  (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the  group of  industries  constituting  the  North  American  energy sector;

                                      S-1

    (5) underwrite  securities  issued by others,  except to the extent that the
        Company  may be  considered  an  underwriter  within the  meaning of the
        Securities Act of 1933, as amended (the "1933 Act"),  in connection with the disposition of restricted securities held in its portfolio;

    (6) purchase or sell real estate unless acquired as a result of ownership of securities or other  instruments,  except that the Company may invest in securities or other  instruments  backed by real estate or securities of companies that invest in real estate or interests therein; and

    (7) purchase or sell  physical  commodities  unless  acquired as a result of ownership of  securities or other  instruments,  except that the Company may  purchase  or sell  options  and  futures  contracts  or  invest  in securities or other instruments backed by physical commodities.

    The restrictions  under the 1940 Act mentioned in (1), (2) and (3) above are discussed  in more detail in the  Prospectus  under  "Investment  Objective  and
Principal  Investment  Strategies--Use  of  Leverage"  and in this  Statement of
Additional   Information   under  "Investment   Objective  and   Policies--Other
Investment Policies and Techniques."

Non-Fundamental Policies

    The Company is also subject to the  following  non-fundamental  restrictions and policies,  which may be changed by the Board of  Directors.  The Company may not:

        (1) under normal conditions, invest less than 80% of its total assets in equity  securities  of  companies  in the energy  sector with their  primary operations in North America ("Energy  Companies");  the Company will provide
    stockholders   with  notice  at  least  60  days  prior  to  changing   this
    non-fundamental  policy  unless  such  change  was  previously  approved  by stockholders;

        (2) under normal conditions, invest more than 25% of its total assets in equity  securities  of  publicly  traded  MLPs;  the  Company  will  provide stockholders  with notice  prior to  changing  this  non-fundamental  policy unless such change was previously approved by stockholders;

        (3) under normal conditions, invest more than 50% of its total assets in restricted  securities;  the Company will provide  stockholders  with notice prior to  changing  this  non-fundamental  policy  unless  such  change  was previously approved by stockholders; or

        (4) enter into short sales.

     As used  above,  the term  "total  assets"  includes  assets to be obtained through anticipated  leverage for the purpose of each nonfundamental  investment policy.  During the period in which the Company is investing the net proceeds of the Offering,  it will deviate from its investment  policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued  or  guaranteed  by  the  U.S.  Government  or its  instrumentalities  or agencies,  high quality,  short-term money market  instruments,  short-term debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed  income  securities.  Unless  otherwise  stated,  all  investment restrictions  apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

    The Company's  Board of Directors  (the "Board of Directors" or the "Board")
may change the Company's nonfundamental  investment policies without stockholder approval and will provide notice to stockholders of material changes  (including notice through stockholder reports); provided, however a change in the policy of investing at least 80% of its net assets,  plus any  borrowings  for  investment purposes,  in equity  securities of entities in the North American energy sector requires at least 60 days' prior written notice to stockholders.

    In addition,  to comply with federal tax requirements for qualification as a regulated investment company, the Company's  investments will be limited so that at the close of each  quarter of each taxable year (1) at least 50% of the value of the  Company's  total  assets is  represented  by cash and cash  items,  U.S.
Government  securities,  the securities of other regulated  investment companies
("RICs") and other securities,  with such other securities  limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than
5% of the  value of the  Company's  total  assets  and not more  than 10% of the outstanding  voting securities of such issuer,  and (2) not more than 25% of the value of the  Company's  total assets is invested in the  securities  of any one issuer (other than U.S. Government  securities or the securities of other RICs), the  securities  (other  than the  securities  of other RICs) of any two or more issuers that the Company  controls and that are  determined to be engaged in the same business or similar or related trades or

                                      S-2

businesses,  or  the  securities  of  one  or  more  qualified  publicly  traded partnerships.  These  tax-related  limitations  may be  changed  by the Board of
Directors  to the  extent  appropriate  in light of changes  to  applicable  tax requirements.

Leverage

    Currently,  under  the 1940  Act,  the  Company  is not  permitted  to incur indebtedness  unless  immediately  after such  borrowing  the  Company has asset coverage  of at least 300% of the  aggregate  outstanding  principal  balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the
Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any  distribution  upon its shares of common  stock (the "Common
Stock"), or purchase any such shares,  unless the aggregate  indebtedness of the
Company has, at the time of the  declaration of any such  distribution or at the time of any such  purchase,  asset  coverage  of at least 300% of the  aggregate outstanding principal balance of indebtedness after deducting the amount of such dividend,  distribution,  or purchase price, as the case may be. Currently under the 1940 Act,  the Company is not  permitted  to issue  preferred  stock  unless immediately  after such issuance the Company has asset coverage of at least 200%
of the  liquidation  value  of  the  outstanding  preferred  stock  (i.e.,  such liquidation  value  may not  exceed  50% of the  value  of the  Company's  total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other  distribution  on its Common Stock unless, at the time of such declaration, the Company's total assets less liabilities and indebtedness not represented by senior  securities  (determined  after deducting the amount of such distribution) is at least 200% of such liquidation value.

    Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness  where such loan is for temporary  purposes only and in an amount not  exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is  repaid  within  sixty  days and is not  extended  or  renewed.  Transactions involving either  indebtedness or issuance of any preferred stock by the Company would be  considered  senior  securities  under the 1940 Act,  and as such,  are subject to the asset coverage requirements discussed above.

    Currently, under the 1940 Act, the Company is not permitted to lend money or property to any person,  directly or indirectly,  if such person  controls or is under common  control with the Company,  except for a loan from the Company to a company which owns all of the outstanding securities of the Company.  Currently, under  interpretive  positions of the staff of the SEC, the Company may not have on loan at any given time  securities  representing  more than  one-third of its total assets.

    The Company interprets its policies with respect to borrowing and lending to permit  such  activities  as may be lawful for the  Company,  to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

    Under the 1940 Act, the Company  may,  but does not intend to,  invest up to
10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total  assets in any one  investment  company,  provided the investment  does not represent more than 3% of the voting shares of the acquired investment  company at the time such shares are  purchased.  As a stockholder in any  investment  company,  the  Company  will  bear  its  ratable  share of that investment  company's  expenses,  and would  remain  subject  to  payment of the
Company's  advisory fees and other  expenses with respect to assets so invested.
Holders of Common Stock would,  therefore, be subject to duplicative expenses to the extent the Company invests in other investment companies.  In addition,  the securities  of other  investment  companies  may  also be  leveraged  and  will, therefore,  be subject to the same leverage  risks  described  herein and in the
Prospectus.  As described in the Prospectus in the section entitled  "Investment
Objective and Principal  Investment  Strategies--Use of Leverage," the net asset value and market value of leveraged  shares will be more  volatile and the yield to  stockholders  will  tend to  fluctuate  more  than the  yield  generated  by unleveraged shares.

                        INVESTMENT OBJECTIVE AND POLICIES

    The  Company's  investment  objective  is to  provide a high  level of total return,  with an emphasis on dividend income paid to  stockholders.  The Company seeks to  provide  its  stockholders  with a vehicle  to  invest in a  portfolio consisting  primarily of publicly  traded RITs and publicly traded United States
MLPs,  with an emphasis on the midstream and downstream  North  American  energy sector.

    Under normal  conditions,  the Company will invest at least 80% of its total assets  (including  assets obtained  through  leverage) in equity  securities of
Energy  Companies.  Energy Companies include companies that derive more than 50%
of their  revenues  from  transporting,  processing,  storing,  distributing  or marketing  natural gas, natural gas liquids ("NGLs"),  electricity,  coal, crude oil or  refined  petroleum  products,  or  exploring,  developing,  managing  or producing such  commodities.  The Company will likely invest at least 50% of its total assets in the equity securities of publicly traded RITs.

                                      S-3

Investment Policies and Techniques

     The  following  information  supplements  the  discussion  of the Company's investment  objective,  policies and techniques  described in the Prospectus and contains more detailed  information  about the types of instruments in which the
Company  may invest,  strategies  the  Company's  investment  advisor,  Tortoise
Capital Advisors,  L.L.C. (the "Advisor") may employ in pursuit of the Company's investment objective and a discussion of related risks.

Short-Term Debt Securities

    For temporary  defensive  purposes or to keep cash on hand,  the Company may invest up to 100% of its total assets in cash,  cash  equivalents and short-term debt securities. Under normal conditions, the Company invests no more than 5% of its total assets in these investments. These investments for temporary defensive purposes are inconsistent with the Company's  investment  objective.  Short-term debt securities are defined to include, without limitation, the following:

        (1)  U.S.  Government  securities,  including  bills,  notes  and  bonds differing  as to  maturity  and  interest  rates that are  either  issued or
    guaranteed  by  the  U.S.  Treasury  or  by  U.S.   Government  agencies  or
    instrumentalities.  U.S. Government  securities include securities issued by
    (a)  the  Federal  Housing  Administration,   Farmers  Home  Administration,
    Export-Import  Bank of the  United  States,  Small  Business  Administration
    ("SBA"), and the Government National Mortgage Association,  whose securities are  supported  by the full faith and credit of the United  States;  (b) the
    Federal Home Loan Banks,  Federal  Intermediate  Credit Banks, and Tennessee
    Valley Authority,  whose securities are supported by the right of the agency to  borrow  from  the  U.S.  Treasury;  (c) the  Federal  National  Mortgage
    Association,  whose securities are supported by the discretionary  authority of the U.S.  Government  to purchase  certain  obligations  of the agency or instrumentality;  and (d) the  Student  Loan  Marketing  Association,  whose securities  are  supported  only by its  credit.  While the U.S.  Government provides  financial  support to such U.S.  Government-sponsored  agencies or instrumentalities, no assurance can be given that it always will do so since it is not so  obligated  by law.  The  U.S.  Government,  its  agencies  and instrumentalities  do not  guarantee  the market value of their  securities.
    Consequently, the value of such securities may fluctuate.

        (2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return, and are normally  negotiable.  The issuer of a certificate of deposit  agrees to pay the amount  deposited plus interest to the bearer of the  certificate  on the date  specified  thereon.
    Certificates of deposit purchased by the Company may not be fully insured by the Federal Deposit Insurance Corporation.

        (3) Repurchase  agreements,  which involve purchases of debt securities.
    At the  time the  Company  purchases  securities  pursuant  to a  repurchase agreement,  it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously  agrees to buy back the securities at a fixed price and time. This assures a  predetermined  yield for the Company during its holding period, since the resale price is always greater than the purchase price and reflects an  agreed-upon  market rate.  These  repurchase agreements afford the Company an opportunity to invest temporarily available cash. The Company may enter into repurchase  agreements only with respect to obligations  of the U.S.  Government,  its  agencies  or  instrumentalities;
    certificates  of deposit;  or bankers'  acceptances in which the Company may invest.  Repurchase  agreements  may be  considered  loans  to  the  seller, collateralized  by the  underlying  securities.  The risk to the  Company is limited to the seller's ability to pay the agreed-upon sum on the repurchase date. In the event of default,  the repurchase  agreement  provides that the
    Company is entitled to sell the underlying  collateral.  If the value of the collateral  declines  after the agreement is entered into, and if the seller defaults  under a  repurchase  agreement  when the  value of the  underlying collateral is less than the repurchase price, the Company could incur a loss of both  principal  and  interest.  The  Advisor  monitors  the value of the collateral  at the time the action is entered  into and at all times  during the term of the  repurchase  agreement.  The Advisor does so in an effort to determine  that the value of the  collateral  always  equals or exceeds  the agreed-upon  repurchase price to be paid to the Company.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Company to liquidate the collateral  could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4) Commercial paper, which consists of short-term  unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their  current  operations.  Master demand notes are direct  lending arrangements  between the Company and a  corporation.  There is no secondary market for such notes.  However,  they are  redeemable by the Company at any time. The Advisor will consider the financial  condition of the  corporation
    (e.g.,  earning  power,  cash  flow and  other  liquidity  ratios)  and will continuously monitor the corporation's  ability to meet all of its financial obligations,  because  the  Company's  liquidity  might be  impaired  if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and maturing within one year of the date of purchase of that interest.

                                      S-4

RIT Securities

     RIT securities  represent an equity  ownership  interest in a trust created under the laws of a Canadian  province.  The trust units  generally  entitle the holder to receive monthly or quarterly cash  distributions from the RIT, as well as the potential to share in the RIT's success through capital appreciation.  In the event of a liquidation  of the RIT that issued the trust units,  the holders would generally be entitled to their pro rata share of any liquidation proceeds, net of any applicable  withholding taxes in the case of non-residents of Canada, remaining after payment of all  outstanding  debts and other  liabilities.  RITs generally  trade  on a  Canadian  stock  exchange,  such  as the  Toronto  Stock
Exchange,  and also may trade on one of the United  States stock  exchanges.  In some cases,  an RIT may have two classes of trust units,  one class of which may be owned by residents of Canada only and the other class of which may be held by either residents or non-residents of Canada. With respect to RITs with more than one class of trust units,  the Company may invest in any class of trust units of an RIT to the  extent  permitted  by the terms of the trust  units  relating  to residency requirements.  Holders of trust units generally have the right to vote upon the election of managers or directors of the RIT.

MLP Securities

    MLP common units represent a limited partnership  interest in an MLP. Common units are listed and traded on U.S.  securities  exchanges or  over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the  success of the MLP. We intend to  purchase  MLP common  units in market transactions,  as well as  directly  from the MLP or other  parties  in  private placements.  Unlike  holders  of common  stock of a  corporation,  owners of MLP common units have limited  voting  rights and have no ability to annually  elect directors.  MLPs  generally  distribute  all available cash flow (cash flow from operations  less  maintenance  capital  expenditures)  in the form of  quarterly distributions.  MLP common units along with general  partner  units,  have first priority to receive  quarterly cash  distributions  up to the minimum  quarterly distribution  ("MQD") and have arrearage  rights.  In the event of  liquidation, common units have preference over subordinated  units, but not debt or preferred units, to the remaining assets of the MLP.

    MLP  subordinated  units  typically  are  issued  by MLPs to their  original sponsors,  such as their founders,  corporate general partners of MLPs, entities that sell assets to the MLP, and investors.  We expect to purchase  subordinated units  directly from these persons as well as  newly-issued  subordinated  units from MLPs  directly.  Subordinated  units have similar  voting  rights as common units and are generally not publicly  traded.  Once the MQD on the common units, including  any  arrearages,  has been  paid,  subordinated  units  receive  cash distributions up to the MQD prior to any incentive payments to the MLP's general partner.  Unlike common units,  subordinated units do not have arrearage rights.
In the event of  liquidation,  common units and general  partner  interests have priority over subordinated  units.  Subordinated  units are typically  converted into common  units on a  one-to-one  basis after  certain  time  periods  and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common  units,  discounted  to  reflect  the timing or likelihood of their  conversion to common  units.  Distributions  may be paid in cash or in-kind.

    The purchase or sale price of  subordinated  units is generally  tied to the common unit price less a discount.  The size of the discount varies depending on the  likelihood of conversion,  the length of time remaining to conversion,  the size of the block  purchased  relative to trading  volumes,  and other  factors, including smaller  capitalization  partnerships or companies  potentially having limited product lines, markets or financial resources,  lacking management depth or experience,  and being more  vulnerable to adverse general market or economic development than larger more established companies.

    I-Shares represent an ownership interest issued by an affiliated party of an
MLP. The MLP  affiliate  uses the proceeds from the sale of I-Shares to purchase limited  partnership  interests in the MLP in the form of I-units.  I-units have similar  features  as MLP common  units in terms of voting  rights,  liquidation preference  and  distributions.  However,  rather than  receiving  cash, the MLP affiliate  receives  additional  I-units  generally  equal in amount to the cash distributions received by MLP common units. Similarly,  holders of I-Shares will receive  additional  I-Shares  generally  in the  same  proportion  as  the  MLP affiliate's receipt of I-units,  rather than cash  distributions.  I-Shares have limited voting rights similar to those  applicable to MLP common units.  The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange ("NYSE").

    General  partner  interests  of MLPs  are  typically  retained  by an  MLP's original sponsors, such as its founders,  corporate partners, entities that sell assets to the MLP and investors such as the Company. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the  holder's  investment  in the general  partner  interest.  General partner  interests  often confer direct board  participation  rights and in many cases,  operating  control,  over the MLP.  These  interests  themselves are not publicly traded, although they may be owned by publicly traded entities. General partner  interests  receive  cash  distributions,  typically  2%  of  the  MLP's aggregate cash distributions, which are contractually defined in the partnership agreement.  In addition,  holders of general  partner  interests  typically hold incentive  distribution  rights,  which  provide them with a larger share of the aggregate MLP cash  distributions  as the  distributions to limited partner unit holders are increased to prescribed levels.  General partner interests generally

                                      S-5

cannot be  converted  into common  units.  The general  partner  interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities

    While  the  Company  will  primarily   invest  in  RIT  securities  and  MLP
securities,  it also may invest in other equity  securities of Energy Companies, including  common and  preferred  stock,  convertible  securities,  subscription receipts, warrants and depository receipts.

    Common Stock. Common stock generally represents an equity ownership interest in an issuer.  Although common stock has  historically  generated higher average total returns than fixed-income securities over the long term, common stock also
has  experienced   significantly  more  volatility  in  those  returns  and  may under-perform  relative to fixed-income  securities  during certain periods.  An adverse event, such as an unfavorable  earnings report, may depress the value of a  particular  common  stock.  Also,  the price of common  stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks.  Common stock prices  fluctuate for several reasons, including  changes in investors'  perceptions  of the financial  condition of an issuer or the general  condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be  particularly  sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.  Interest rates have been at historical lows the past two years and,  accordingly,  it is likely  that the  recent  rise will continue.

    Preferred  Stock.  Preferred  stock has a  preference  over common  stock in liquidation  (and  generally  dividends  as  well)  but is  subordinated  to the liabilities  of the issuer in all respects.  As a general rule, the market value of preferred  stock with a fixed dividend rate and no conversion  element varies inversely with interest rates and perceived  credit risk, while the market price
of  convertible   preferred  stock  generally  also  reflects  some  element  of conversion value. Because preferred stock is junior to debt securities and other obligations  of the issuer,  deterioration  in the credit  quality of the issuer will  cause  greater  changes in the value of a  preferred  stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt  securities,  preferred  stock  dividends  are payable  only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

    Convertible Securities.  A convertible security is a bond, debenture,  note, preferred  stock or other security that may be converted into or exchanged for a prescribed  amount of common  stock or other  equity  security  of the same or a different  issuer  within a  particular  period of time at a specified  price or formula. A convertible  security entitles the holder to receive interest paid or accrued on debt or the dividend  paid on preferred  stock until the  convertible security  matures or is redeemed,  converted or  exchanged.  Before  conversion, convertible  securities  have  characteristics  similar to  nonconvertible  debt securities  in that  they  ordinarily  provide a stable  stream  of income  with generally  higher  yields  than  those of  common  stock of the same or  similar issuers, but lower yields than comparable nonconvertible  securities.  The value of a  convertible  security is  influenced  by changes in interest  rates,  with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but usually are subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price  established  in the convertible security's governing instrument.

    Subscription  Receipts.  Subscription  receipts are securities which entitle the  holder to  receive  either  securities  of the  issuer of the  subscription receipt upon the  occurrence of some  specified  future event (for example,  the closing  of an  acquisition),  or if the  event  fails to  occur on or  before a specified time, return of the purchase price of the subscription  receipt,  plus interest.  To the extent that the Company  purchases  subscription  receipts and ultimately  receives  the  security of the issuer  thereof,  the Company will be subject to risks  associated with changes in the value of those  securities even though it does not own such securities.

    Warrants.  Warrants,  which are rights issued by  corporations  enabling the owners  to  subscribe  for and  purchase  a  specified  number  of shares of the corporation at a specified price during a specified period of time. Subscription rights  normally have a short life span to expiration.  The purchase of warrants involves the risk that the Company  could lose the purchase  value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration.  Also, the purchase of warrants involves the risk that the effective  price paid for the right, or warrant,  added to the  subscription price of the related security may exceed the value of the underlying  security's market  price such as when there is no movement  in the level of the  underlying security.

    Depository   Receipts.   The  Company  may  invest  in  both  sponsored  and
unsponsored American Depository Receipts ("ADRs").  Unsponsored ADR programs are organized  independently  and  without  the  cooperation  of the  issuer  of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored  ADRs, may be more  volatile  than if such  instruments  were  sponsored by the issuer.
Investments in ADRs present  additional  investment  considerations  of non-U.S.
securities.

                                      S-6

Securities Lending and Delayed Settlement Transactions

    The Company also may lend the securities it owns to others, which allows the
Company the  opportunity to earn  additional  income.  Although the Company will require the borrower of the  securities to post  collateral for the loan and the terms of the loan will require that the Company be able to reacquire  the loaned securities  if certain  events  occur,  the Company is still subject to the risk that the  borrower of the  securities  may  default,  which could  result in the
Company losing money, which would result in a decline in the Company's net asset value.  The Company also may purchase  securities for delayed  settlement.  This means that the Company is generally  obligated to purchase the  securities  at a future date for a set  purchase  price,  regardless  of whether the value of the securities is more or less than the purchase price at settlement.

Hedging Transactions and Risk Management

    Consistent with its investment objective and policies,  the Company also may enter into certain risk management transactions.  In particular, the Company may enter  into  currency  hedging  transactions  and  interest  rate  transactions.
Currency  hedging  transactions  may be  used to  hedge  against  currency  risk resulting from investing in Canadian RITs that are Canadian-dollar  denominated.
Interest  rate  transactions  may be used to hedge  against  interest  rate risk resulting from the use of leverage by the Company.

    Currency Hedging  Transactions.  The Company may enter into currency hedging transactions,  including buying or selling options or futures,  or entering into
other  foreign  currency   transactions,   including  forward  foreign  currency
contracts, currency swaps or options on currency and currency futures, and other derivatives transactions to hedge against currency risk resulting from investing in  Canadian  RITs valued with the  Canadian  dollar.  The Company may use these transactions  for currency  risk  management  purposes,  but not as  speculative investments.  A forward currency  contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days
(or the term) from the date of the forward currency  contract agreed upon by the parties,  at a price set at the time the  forward  currency  contract is entered into.  Forward  currency  contracts are traded directly between currency traders
(usually  large  commercial  banks) and their  customers.  The  Company  may use forward  currency  contracts to shift the Company's  exposure to Canadian dollar and United States dollar exchange rate changes. For example, if the Company owns securities  denominated  in Canadian  dollars and the Advisor  believes that the
Canadian  dollar will decline  relative to the U.S.  dollar,  the Company  might enter  into a  forward  currency  contract  to sell the  appropriate  amount  of
Canadian  dollars with payment to be made in U.S.  dollars.  The Company entered into a series of forward sales of Canadian  dollars for US dollars in the amount of  C$1,125,000  per quarter  through  February 21, 2011 at the exchange rate of
C$1.1310 per US dollar.  The cost to the Company of engaging in forward currency contracts  varies  with  factors  such as the length of the term  period and the market  conditions  then  prevailing.  Because  forward  currency  contracts are usually entered into on a principal  basis, no fees or commissions are involved.
When the  Company  enters  into a forward  currency  contract,  it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the  counterparty to do so would result in the loss of some or all of any expected  benefit of the  transaction.  Secondary  markets generally  do not exist for  forward  currency  contracts,  with the result that closing  transactions  generally can be made for forward currency contracts only by negotiating  directly with the counterparty.  Thus, there can be no assurance that the Company will in fact be able to close out a forward  currency  contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, the Company might be unable to close out a forward currency contract.  In either event,  the Company would  continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.  The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

    Interest Rate  Transactions.  The Company may enter into interest rate swaps and the  purchase  or sale of  interest  rate caps and  floors to hedge  against interest rate risk  resulting from the use of leverage.  The Company  intends to use these  transactions  for risk  management  purposes and not as a speculative investment.  The  Company  has  entered  into  interest  rate swap  transactions intended to hedge the Company's  interest  payment  obligations  under currently outstanding  Tortoise Notes against material increases in interest rates for the period  beginning  March 2006 and  continuing  through  March  2016,  the period beginning  January 2007 and  continuing  through  January  2013,  and the period beginning  April 2007 and  continuing  through April 2010.  The Company will not sell  interest  rate caps or floors  that it does not own.  Interest  rate swaps involve the  exchange  by the Company  with  another  party of their  respective commitments  to pay or receive  interest,  e.g.,  an exchange  of floating  rate payments for fixed rate  payments with respect to a notional  principal  amount.
The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive  interest payments on a notional  principal  amount from the party  selling such  interest rate cap. The purchase of an interest rate floor entitles the purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive interest payments on a notional  principal amount from the party selling such interest rate floor.

    The Company  may enter into  interest  rate  swaps,  caps and floors only to offset  volatility  with respect to its  liabilities.  Inasmuch as interest rate transactions  are  entered  into for good faith risk  management  purposes,  the
Advisor and the Company  believe  these

                                      S-7

obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Company will accrue the amount of the Company's obligations for each interest rate swap on a daily basis and will  designate  on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount. The Company will not enter into any interest rate swap,  cap  or  floor  transaction  unless  the  unsecured  senior  debt  or the claims-paying  ability of the other party thereto is rated in the highest rating category of at least one nationally  recognized  statistical rating organization at the time of  entering  into such  transaction.  If there is a default  by the other party to such a transaction,  the Company will have  contractual  remedies pursuant to the transaction agreements.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized  documentation has not yet been developed and, accordingly, are less liquid than swaps.

    Certain  provisions  of the Internal  Revenue Code of 1986,  as amended (the
"Code") may  restrict or affect the ability of the Company to engage in currency hedging transaction and interest rate transactions. The Company has filed notice with the National  Futures  Association of its eligibility for an exclusion from the  definition  of commodity  pool  operator  and, as a RIC, the Company is not subject to  registration  or regulation  as a pool operator  under the Commodity
Exchange Act.

Other Investment Policies and Techniques

     Restricted and Thinly Traded  Securities.  The Company may invest up to 50%
of  its  total  assets  in  restricted  securities,   primarily  through  direct
placements. Restricted securities purchased in direct placements are less liquid than  securities  traded in the open market,  therefore,  the Company may not be able to readily sell such securities.  Investments  currently  considered by the
Advisor  to be  illiquid  because  of these  restrictions  include  subordinated convertible  units and certain  direct  placements of common  units.  Restricted securities are unlike  securities traded in the open market that can be expected to be sold  immediately if the market is adequate.  The sale price of securities that are not readily  marketable  may be lower or higher than the Company's most recent determination of their fair value. Additionally,  the value of restricted securities  typically requires more reliance on the Advisor's judgment than that required for securities for which there is an active trading market.  Due to the difficulty in valuing restricted securities and the absence of an active trading market for these  investments,  the  Company  may not be able to  realize  these securities' true value, or may have to delay their sale in order to do so.

    Restricted   securities  generally  can  be  sold  in  privately  negotiated transactions,  pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  The Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security, the Company may have to cause those securities to be registered.  When the Company must  arrange  registration  because the Company  wishes to sell the security,  a  considerable  period may elapse between the time the Company makes the  decision and the time the security is  registered  for resale.  The Company would bear the risks of any downward price fluctuation during that period.

    In recent years, a large institutional  market has developed for securities, including private placements,  repurchase agreements,  commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration
or  sold  in  transactions  not  requiring  registration,   such  as  Rule  144A
transactions.  Institutional  investors  generally  will not seek to sell  these instruments to the general public, but instead will often depend on an efficient institutional  market in which their  securities  can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule  144A  under  the  1933  Act  establishes  a  "safe  harbor"  from  the registration  requirements of the 1933 Act for resales of certain  securities to qualified institutional buyers.  Institutional markets for restricted securities that  might  develop  as  a  result  of  Rule  144A  may  provide  both  readily ascertainable  values for restricted  securities and the ability to liquidate an investment.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company,  however, could affect adversely the marketability of these portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

    The Company also may invest in securities  that may not be  restricted,  but are  thinly-traded.  Although  securities  of certain RITs and MLPs trade on the
NYSE, the Toronto Stock  Exchange,  the American Stock  Exchange  ("AMEX"),  the
NASDAQ  National  Market  or  other  securities  exchanges  or  markets,   these
securities may trade less than those of larger companies due to their relatively smaller  capitalizations.  These  securities may be difficult to dispose of at a fair price  during  times when the Company  believes it is  desirable  to do so.
Thinly-traded  securities also are more difficult to value. If market quotations are not available,  thinly-traded  securities  will be valued in accordance with procedures  established  by the Board.  Investment of the  Company's  capital in thinly-traded securities may restrict the Company's ability to take advantage of market opportunities.  The risks associated with thinly-traded

                                      S-8

securities  may be  particularly  acute in  situations  in which  the  Company's operations  require cash and could  result in the Company  borrowing to meet its short-term needs or incurring losses on the sale of thinly-traded securities.

     When-Issued  and Forward  Commitment  Securities.  The Company may purchase securities  on a  "when-issued"  basis and may purchase or sell  securities on a
"forward commitment" basis in order to acquire the security or to offset against anticipated  interest  rate and  price  changes.  When  these  transactions  are negotiated,  the price, which is generally expressed in yield terms, is fixed at the time the  commitment  is made,  but delivery and payment for the  securities take place at a later date.  When-issued  securities and forward commitments may be  sold  prior  to the  settlement  date,  but  the  Company  will  enter  into when-issued  and  forward  commitments  only  with  the  intention  of  actually receiving  or  delivering  the  securities,  as the case may be. If the  Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment,  it might incur a gain or loss. At the time the Company enters into a transaction on a when-issued or forward  commitment  basis,  it will designate on its books and records  cash or  liquid  debt  securities  equal to at least  the  value of the when-issued or forward commitment securities.  The value of these assets will be monitored  daily to ensure that their  marked to market  value will at all times equal or exceed the corresponding  obligations of the Company. There is always a risk that the  securities  may not be delivered and that the Company may incur a loss. Settlements in the ordinary course, which may take substantially more than five business  days,  are not treated by the Company as  when-issued  or forward commitment  transactions  and,  accordingly,  are not  subject to the  foregoing restrictions.

     Reverse  Repurchase   Agreements.   The  Company  may  enter  into  reverse
repurchase  agreements with respect to its portfolio  investments subject to the investment  restrictions set forth herein. Reverse repurchase agreements involve the sale of  securities  held by the Company with an agreement by the Company to repurchase the securities at an agreed upon price, date and interest payment. At the  time  the  Company  enters  into a  reverse  repurchase  agreement,  it may designate on its books and records  liquid  instruments  having a value not less
than  the  repurchase  price  (including  accrued  interest).   If  the  Company
establishes  and  maintains  such a  segregated  account,  a reverse  repurchase agreement  will not be  considered a borrowing by the  Company;  however,  under certain  circumstances in which the Company does not establish and maintain such a  segregated  account,  a reverse  repurchase  agreement  will be  considered a borrowing  for the  purpose  of the  Company's  limitation  on  borrowings.  The
Company's use of reverse repurchase  agreements  involves many of the same risks of leverage since the proceeds derived from reverse repurchase agreements may be invested in additional  securities.  Reverse  repurchase  agreements involve the risk that the market value of the  securities  acquired in  connection  with the reverse  repurchase  agreement may decline below the price of the securities the
Company  has sold but is  obligated  to  repurchase.  Also,  reverse  repurchase agreements involve the risk that the market value of the securities  retained in lieu of sale by the Company in connection with the reverse repurchase  agreement may decline in price.

    If the buyer of securities  under a reverse  repurchase  agreement files for bankruptcy  or  becomes  insolvent,  the buyer or its  trustee or  receiver  may receive an  extension  of time to  determine  whether to enforce  the  Company's obligation to repurchase the  securities,  and the Company's use of the proceeds of the reverse  repurchase  agreement may effectively be restricted pending such decision.  Also,  the Company would bear the risk of loss to the extent that the proceeds  of the  reverse  repurchase  agreement  are less than the value of the securities subject to such agreement.

     Repurchase Agreements. As temporary investments,  the Company may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities  agrees to repurchase  the same security at a specified price on a future date agreed upon by the parties.  The  agreed-upon  repurchase price  determines  the yield during the  Company's  holding  period.  Repurchase agreements are considered to be loans  collateralized by the underlying security that is the subject of the repurchase contract. The Company will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor,  present  minimal  credit  risk.  The risk to the
Company is limited to the  issuer's  ability to pay the  agreed-upon  repurchase price on the  delivery  date;  however,  although  the  value of the  underlying collateral at the time the  transaction is entered into always equals or exceeds the agreed-upon  repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest.  In the event of default,  the collateral  may be sold but the  Company  might incur a loss if the value of the collateral  declines,  and might incur disposition costs or experience delays in
connection  with  liquidating  the  collateral.   In  addition,   if  bankruptcy
proceedings   are  commenced  with  respect  to  the  seller  of  the  security, realization  upon the  collateral by the Company may be delayed or limited.  The
Advisor will monitor the value of the collateral at the time the  transaction is entered  into and at all  times  subsequent  during  the term of the  repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon  repurchase price. If the value of the collateral declines below the repurchase price, the Advisor will demand additional  collateral from the issuer to  increase  the value of the  collateral  to at least  that of the  repurchase price, including interest.

     Lending of  Securities.  The Company may lend its  portfolio  securities to banks or dealers meeting the creditworthiness standards established by the Board of Directors  ("Qualified  Institutions").  By lending its portfolio securities, the Company  attempts to increase its income  through the receipt of interest on the loan.  Any gain or loss in the market  price of the  securities  loaned that occurs during the loan term will be for the Company's  account.  The Company may lend its  portfolio  securities  so long as the terms and the  structure of such loans are not  inconsistent  with  requirements of the 1940 Act, which currently require that (1) the borrower  pledge and

                                      S-9

maintain  with the Company  collateral  consisting  of cash,  a letter of credit issued by a domestic U.S.  bank, or securities  issued or guaranteed by the U.S.
government  having a value at all  times  not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral whenever the price of the  securities  loaned  rises  (i.e.,  the value of the loan is  "marked to the market" on a daily basis),  (3) the loan be made subject to  termination  by the
Company at any time and (4) the Company receive reasonable  interest on the loan
(which may include  the  Company's  investing  any cash  collateral  in interest bearing short term investments),  any distributions on the loaned securities and any  increase  in their  market  value.  The  Company  will  not lend  portfolio securities  if, as a result,  the aggregate of such loans exceeds 33 1/3% of the value of the Company's total assets  (including such loans).  Loan  arrangements
made  by  the  Company  will  comply  with  all  other   applicable   regulatory
requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances,  including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making  decisions with respect to lending  securities, subject to review by the Company's Board of Directors.  To the extent permitted, the Company may invest collateral pledged to it by any borrower of the portfolio securities of the Company.

    The Company may pay  reasonable  negotiated  fees in connection  with loaned securities,  so long as such  fees  are set  forth  in a  written  contract  and approved  by the Board of  Directors.  No fees will be paid to the  Advisor.  In addition,  voting rights may pass with the loaned securities,  but if a material event  were to occur  affecting  such a loan,  the loan must be  called  and the securities voted.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

    The business and affairs of the Company are managed  under the  direction of the Board. Accordingly,  the Company's Board provides broad supervision over the affairs of the Company,  including  supervision  of the duties  performed by the
Advisor.  The Company's officers are responsible for its day-to-day  operations.
The directors and officers of the Company and their  principal  occupations  and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and  qualified, or  until he  resigns  or is  removed  in the  manner  provided  by law.  Unless otherwise  indicated,  the address of each  director and officer is 10801 Mastin
Boulevard, Overland Park, Kansas 66210.

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in
                                   Term of Office                                               Fund Complex          Other Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Independent Directors
Conrad S. Ciccotello, 45        Class  III  Director  Tenured Associate Professor of Risk              3       None
                                since 2005            Management and Insurance, Robinson
                                                      College of Business, Georgia State
                                                      University (faculty member since
                                                      1999); Director of Graduate Personal
                                                      Financial Planning Programs; Editor,
                                                      "Financial Services Review," (an
                                                      academic journal dedicated to the
                                                      study of individual financial
                                                      management); formerly, faculty member,
                                                      Pennsylvania State University.

                                            S-10

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in
                                   Term of Office                                               Fund Complex          Other Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Independent Directors
(Continued)
John R. Graham, 60              Class  II   Director  Tenured Associate Professor of Risk               3       Erie Indemnity Company;
                                since 2005            Management and Insurance, Robinson                        Erie Family Life
                                                      College of Business, Georgia State                        Insurance Company;
                                                      University (faculty member since                          Kansas State Bank
                                                      1999); Director of Graduate Personal
                                                      Financial Planning Programs; Editor,
                                                      "Financial Services Review," (an
                                                      academic journal dedicated to the
                                                      study of individual financial
                                                      management); formerly, faculty member,
                                                      Pennsylvania State University.

Charles E. Heath, 63            Class I Director      Retired in 1999. Formerly, Chief                 3       None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999).     Chartered
                                                      Financial  Analyst ("CFA")
                                                      since 1974.

Interested Directors and
Officers(2)

H. Kevin Birzer, 46             Class II Director     Managing Director of the Advisor since           3       None
                                and Chairman of the   2002; Partner/Senior Analyst, Fountain
                                Board since 2005      Capital (1990-present); Vice
                                                      President, Corporate Finance
                                                      Department, Drexel Burnham Lambert
                                                      (1986-1989); formerly, Vice President,
                                                      F. Martin Koenig & Co., an
                                                      investment management firm
                                                      (1983-1986).

Terry C. Matlack, 50            Class I Director,     Managing Director of the Advisor since           3       None
                                Chief Financial       2002; Managing Director, KCEP
                                Officer since 2005;   (2001-present); formerly, President,
                                Assistant Treasurer   GreenStreet Capital, a private
                                since November        investment firm (1998-2001).
                                2005; Treasurer
                                from January 2005
                                to November 2005;
                                Chief Compliance
                                Officer from 2005
                                through May 2006

                                            S-11

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in
                                   Term of Office                                               Fund Complex          Other Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Interested Directors and
Officers(2)
(Continued)

David J. Schulte, 45            President and Chief   Managing Director of the Advisor since         N/A       None
                                Executive Officer     2002; Managing Director,  KCEP
                                since 2005            (1993-present); CFA since 1992.

Zachary A. Hamel, 40            Secretary since 2005  Managing Director of the Advisor since         N/A       None
                                                      2002; Partner/Senior Analyst with
                                                      Fountain Capital (1997-present).

Kenneth P. Malvey, 41           Treasurer since       Managing Director of the Advisor since         N/A       None
                                November  2005;       2002;  Partner/Senior  Analyst,
                                Assistant Treasurer   Fountain Capital Management
                                from  January  2005   (2002-present); formerly,
                                to  November  2005    Investment  Risk  Manager and
                                                      member of the Global Office of
                                                      Investments, GE Capital's Employers
                                                      Reinsurance Corporation (1996-2002).
------------

(1) This number includes Tortoise Energy Infrastructure  Corporation ("TYG") and
    Tortoise Energy Capital Corporation  ("TYY"),  but excludes Tortoise Capital
    Resources  Corporation  ("TTO").  The Company's  Advisor also serves  as the investment advisor to TYG, TYY and TTO.

(2) As a result  of their  respective  positions  held  with the  Advisor  or is affiliates,  these  individuals are considered  "interested  persons" of the
    Company within the meaning of the 1940 Act.

    The  following  individuals  who are  included  in the table  above hold the following  positions with TTO, a private investment fund managed by the Advisor:
Messrs. Ciccotello, Graham and Heath are directors; Mr. Birzer is a director and the Chairman of the Board;  Mr.  Matlack is a director  and the Chief  Financial
Officer;  Mr. Schulte is the President and Chief Executive Officer; Mr. Hamel is
the Secretary; and Mr. Malvey is the Treasurer.

    The Board of Directors of the Company has a standing  Audit  Committee  that consists of three  directors  of the Company  who are not  "interested  persons"
(within the meaning of the 1940 Act) of the Company  ("Independent  Directors").
The Audit Committee's  function is to select independent  accountants to conduct the  annual  audit  of the  Company's  financial  statements,  review  with  the independent  accountants the outline, scope and results of this annual audit and review the  performance  and  approval  of all fees  charged by the  independent accountants  for  audit,  audit-related  and  other  professional  services.  In addition,  the  Audit  Committee  meets  with the  independent  accountants  and representatives  of  management  to review  accounting  activities  and areas of financial  reporting and control.  For purposes of the  Sarbanes-Oxley  Act, the
Audit Committee has at least one member who is deemed to be a financial  expert.
The Audit Committee  operates under a written  charter  approved by the Board of
Directors.  The Audit Committee meets  periodically,  as necessary,  but did not meet during fiscal year 2005. The Audit  Committee  members are Mr.  Ciccotello,
Mr. Graham, and Mr. Heath.

     The  Company  has a  Nominating  and  Governance  Committee  (formerly  the
Nominating Committee) that consists exclusively of three Independent  Directors.
The  Nominating  and  Governance   Committee's   function  is  to  (1)  identify
individuals  qualified  to become Board  members and  recommend to the Board the director  nominees for the next annual meeting of  stockholders  and to fill any vacancies;  (2)  monitor  the  structure  and  membership  of Board  committees;
recommend to the Board director  nominees for each committee;  (3) review issues and  developments  related  to  corporate  governance  issues  and  develop  and recommend to the Board corporate  governance  guidelines and procedures,  to the extent  necessary or desirable;  and (4) actively seek  individuals who meet the standards  for  directors  set  forth  in the  Company's  Bylaws,  who  meet the requirements  of any  applicable  laws  or  exchange  requirements  and  who are otherwise qualified to become board members for recommendation to the Board. The
Nominating and Governance  Committee will consider  shareholder  recommendations for nominees for  membership  to the Board so long as such  recommendations  are made in accordance  with the Company's  Bylaws.  The  Nominating  and Governance
Committee  members  are

                                            S-12

Conrad S.  Ciccotello,  John R. Graham  (Chairman),  and  Charles E. Heath.  The
Nominating  Committee  (which became the Nominating and Governance  Committee in
December 2005) held no meetings in the fiscal year ended November 30, 2005.

     The Company also has a Compliance  Committee  formed in December  2005 that consists exclusively of three Independent Directors.  The Compliance Committee's function  is to  review  and  assess  management's  compliance  with  applicable securities laws, rules and  regulations,  monitor  compliance with the Company's
Code of Ethics,  and handle other matters as the Board or committee  chair deems appropriate.  The Compliance Committee members are Conrad S. Ciccotello, John R.
Graham and Charles E. Heath (Chairman). Compliance Committee held no meetings in the fiscal year ended November 30, 2005.

     Directors  and  officers of the Company who are  interested  persons of the
Company receive no salary or fees from the Company.  Each  Independent  Director receives from the Company an annual  retainer of $8,000 and a fee of $2,000 (and reimbursement  for  related  expenses)  for each  meeting  of the Board or Audit
Committee  he or she  attends  in  person  (or  $1,000  for each  Board or Audit
Committee meeting attended  telephonically,  or for each Audit Committee meeting attended  in  person  that is held on the  same  day as a Board  meeting).  Each
Independent  Director  also  receives  $1,000 for each other  committee  meeting attended  in person  or  telephonically.  The  Chairman  of the Audit  Committee receives an additional annual retainer of $4,000.  Each other Committee Chairman receives an  additional  annual  retainer  of $1,000.  No director or officer is entitled to receive pension or retirement benefits from the Company.

    The table below sets forth the  compensation  paid to the  directors  by the
Company,  TYG and TYY during fiscal 2005.  The Company does not  compensate  its officers.

                                                                  Total Compensation
                                                                  from Fund and Fund
                                                                    Complex Paid to
Name and Position                        Aggregate Compensation        Directors
with the Company                           from the Company(1)       (3 Companies)
----------------                        -----------------------  -----------------
Independent Directors
Conrad S. Ciccotello.................           $ 24,000              $   86,500
John R. Graham.......................           $ 20,000              $   73,500
Charles E. Heath.....................           $ 20,000              $   79,500

Interested Directors
H. Kevin Birzer......................                -0-                     -0-
Terry C. Matlack.....................                -0-                     -0-

(1)  Because  the  Company  has  not  completed  its  first  full  fiscal  year, compensation  is estimated  based upon payments to be made by the Company during the current fiscal year.

     The  following  table  sets  forth the  dollar  range of equity  securities beneficially owned by each director in the Company as of February 28, 2006.

                                                                                              Aggregate Dollar Range of Equity Securities
                                                              Aggregate Dollar Range of         in All Registered Investment Companies
                                                        Company Securities Beneficially Owned      Overseen by Director in Family of
                   Name of Director                                by Director (1)                     Investment Companies (2)
                   ----------------                     ------------------------------------  ---------------------------------
Independent Directors
Conrad S. Ciccotello...............................              $10,001 - $50,000                       $50,001 - $100,000
John R. Graham.....................................              $10,001 - $50,000                          over $100,000
Charles E. Heath...................................              $10,001 - $50,000                          over $100,000

Interested Directors

H. Kevin Birzer....................................              $50,001 - $100,000                         over $100,000
Terry C. Matlack...................................                over $100,000                            over $100,000

(1) Based on the  closing  price of the  Company's  Common  Stock on the NYSE on
   February 28, 2006.

(2) Includes the Company,  TYG and TYY.  Amounts  based on the closing  price of common shares of the Company, TYG and TYY on the NYSE on February 28, 2006.

                                      S-13

     The  following  table  sets  forth the  ownership  in TTO by the  Company's independent  directors as of February  28, 2006.  The Advisor also serves as the investment advisor to TTO.

                                                                                       Value of             Percent of
                       Name of Director                      Title of Class         Securities (1)           Class (2)
                       ----------------                      --------------         --------------           ---------
       Conrad S. Ciccotello (3)                              Common Shares             $15,000                 0.04%
       John R. Graham (4)                                    Common Shares             $60,000                 0.16%
       Charles E. Heath (5)                                  Common Shares             $45,000                 0.12%

(1) The value of the  securities  is  determined by reference to the most recent price at which TTO sold its common shares,  and includes the net value of all warrants to purchase common shares of TTO ("Warrants") held by such director, assuming the Warrants were exercised on February 28, 2006.

(2) The  percentage  of class is determined by including all shares the director could purchase if the director exercised all Warrants the director holds, but not  including  the number of shares  which could be  purchased  by all other holders of Warrants if they exercised such Warrants.

(3) Mr.  Ciccotello  holds  these  shares  jointly  with  his  wife,   Elizabeth
   Ciccotello.

(4) These shares are held of record by the John R. Graham Trust U/A 1/3/92, John
   R. Graham, Trustee.

(5) These  shares  are held of record by the  Charles  E.  Heath  Trust No.1 U/A
   2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

Control Persons

     As of May 31, 2006,  the following  persons owned of record more than 5% of the outstanding Common Stock of the Company:

                  First Clearing, LLC....................................22.72%
                  Riverfront Plaza (West Tower)
                  901 East Byrd Street
                  Richmond, VA 23219

                  RBC Dain Rauscher Inc..................................17.63%
                  1221 Avenue of the Americas
                  New York, NY 10036

                  A.G. Edwards & Sons,
                  Inc.....................................................9.41%
                  One North Jefferson
                  St. Louis, MO 63103

                  Oppenheimer & Co. Inc...............................8.63%
                  125 Broad Street
                  New York, NY 10004

                  Stifel, Nicolaus & Company Inc......................8.37%
                  501 North Broadway
                  St. Louis, MO 63102

                  Fifth Third Bank/State Teachers Retirement of Ohio......5.42%
                  Fifth Third Center
                  Cincinnati, OH 45263

                                            S-14

     As of May 31, 2006 the officers and  directors of the Company,  as a group, owned .4% of the outstanding Common Stock of the Company.

Indemnification of Directors and Officers

    Maryland  law  permits a Maryland  corporation  to include in its  charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (1) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (2)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Charter  contains such a provision  which  eliminates  directors'  and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

    The Charter  authorizes  the  Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former director or officer or any individual who, while a director or officer of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which that  person may incur by reason of his or her  service in any such capacity and to pay or reimburse his or her reasonable  expenses in advance of final  disposition of a proceeding.  The Bylaws obligate the Company,  to the maximum  extent  permitted by Maryland  law and the 1940 Act, to  indemnify  any present or former director or officer or any individual who, while a director of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her  service in that  capacity  from and  against  any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or  reimburse  his or her  reasonable  expenses in advance of final  disposition  of a proceeding.  The Company's  obligation to indemnify any director,  officer or other individual,  however, is limited by the 1940 Act and
Investment Company Act Release No 11330,  which,  among other things,  prohibits the Company from indemnifying any director, officer or other individual from any liability  resulting  directly  from the willful  misconduct,  bad faith,  gross negligence  in the  performance  of duties or reckless  disregard of  applicable obligations  and duties of the  directors,  officers  or other  individuals  and requires  the  Company to set forth  reasonable  and fair means for  determining whether  indemnification  shall be made.  To the  maximum  extent  permitted  by
Maryland law and the 1940 Act, the Charter and Bylaws also permit the Company to indemnify  and advance  expenses to any person who served a  predecessor  of the
Company in any of the  capacities  described  above and any employee or agent of the Company or a predecessor of the Company.

    Maryland law requires a corporation  (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful  in the  defense  of any  proceeding  to which  he is made,  or threatened  to be made,  a party by  reason  of his  service  in that  capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (a) was  committed  in bad  faith or (b) was the  result of active and deliberate dishonesty,  (2) the director or officer actually received an improper  personal benefit in money,  property or services or (3) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly  received,  unless in either case a court orders indemnification and then only for expenses. In addition,  Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (1) a written affirmation by the director or officer of his good faith  belief  that he has met the  standard of conduct  necessary  for indemnification  by the corporation  and (2) a written  undertaking by him or on his behalf to repay the amount paid or  reimbursed by the  corporation  if it is ultimately determined that the standard of conduct was not met.

Investment Advisor

     Tortoise Capital Advisors,  L.L.C., a Delaware limited  liability  company, serves as the Company's  investment  advisor.  The Advisor was formed in October
2002 and has been managing  portfolios of MLPs since then.  The Advisor also has been managing TYG since it began operations in February 2004, TYY since it began operations in May 2005, and TTO since it began  operations in December 2005. TYG is a non-diversified, closed-end management investment company created to invest principally in MLPs. TYY is a non-diversified  closed-end  management investment company  created to invest  principally in MLPs and their  affiliates.  TTO is a private  corporation created to invest primarily in privately held and micro-cap public companies in the U.S. energy  infrastructure  sector.  As of February 28,
2006,  the Advisor had client  assets under  management  of  approximately  $1.6 billion.  The Advisor is located at 10801 Mastin Boulevard,  Suite 222, Overland
Park, Kansas 66210.

                                      S-15

    The Advisor is controlled  equally by Fountain  Capital  Management,  L.L.C.
("Fountain  Capital")  and Kansas City Equity  Partners  LC  ("KCEP").  Fountain
Capital  was formed in 1990 and is focused  primarily  on  providing  investment advisory  services to  institutional  investors with respect to below investment grade debt.  Fountain Capital had  approximately  $2.28 billion of client assets under  management as of February 28, 2006, of which  approximately  $266 million were in energy sector investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds,  which have had combined committed capital of $100 million.  KCEP focuses on private  equity  investments  in the consumer, telecom/media and natural resource distribution and services industries.

    Pursuant to an Advisory Agreement and subject to overall  supervision by the
Board of Directors,  the Advisor  manages the  investments  of the Company.  The
Advisor is responsible for the investment of the Company's portfolio  consistent with the Company's investment  objective,  policies and limitations described in the Prospectus and this Statement of Additional Information.

    Day-to-day  management of the Company's  portfolio is the  responsibility of the Advisor's investment  committee,  which consists of Messrs.  Birzer,  Hamel,
Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor.  The other members of the investment committee are not employees of, the  Advisor,  but are  employees  of Fountain  Capital.  All members of the investment  committee have  undertaken to provide such services as are necessary to fulfill the obligations of the Advisor to the Company.
The following table provides  information  about the other accounts managed on a day-to-day basis by each of the portfolio managers as of February 28, 2006.

                                                                                                            Number of    Total Assets
                                                                                                            Accounts      of Accounts
                                                                                            Total           Paying a       Paying a
                                                                         Number of        Assets of        Performance    Performance
                           Name of Manager                               Accounts         Accounts*            Fee            Fee
                           ---------------                               --------         ---------            ---            ---
H. Kevin Birzer
  Registered investment companies............................................2         $1,285,344,325          0               -
  Other pooled investment vehicles...........................................8          $308,099,488           4          $57,171,419
  Other accounts............................................................213        $2,176,408,992          0               -

Zachary A. Hamel
  Registered investment companies............................................2         $1,285,344,325          0               -
  Other pooled investment vehicles...........................................8          $308,099,488           4          $57,171,419
  Other accounts............................................................213        $2,176,408,992          0               -

Kenneth P. Malvey
  Registered investment companies............................................2         $1,285,344,325          0               -
  Other pooled investment vehicles...........................................8          $308,099,488           4          $57,171,419
  Other accounts............................................................213        $2,176,408,992          0               -

Terry C. Matlack
  Registered investment companies............................................2         $1,285,344,325          0               -
  Other pooled investment vehicles...........................................5           $84,171,419           5          $84,171,419
  Other accounts............................................................188         $147,497,926           0               -

David J. Schulte
  Registered investment companies............................................2         $1,285,344,325          0               -
  Other pooled investment vehicles...........................................5           $84,171,419           5          $84,171,419
  Other accounts............................................................188         $147,497,926           0               -
------------

* In millions of dollars.

    The following table sets forth the dollar range of equity  securities of the
Company  beneficially owned by each of the portfolio managers as of February 28,
2006.

                                                                                                             Aggregate Dollar Range
                                                                                                              of Company Securities
                                            Name of Manager                                               Beneficially Owned by Manager
                                            ---------------                                               -----------------------------
H. Kevin Birzer......................................................................................          $50,001 - $100,000
Zachary A. Hamel.....................................................................................                 -0-
Kenneth P. Malvey....................................................................................             $1 - $10,000
Terry C. Matlack.....................................................................................            over $100,000
David J. Schulte.....................................................................................          $50,001 - $100,000

                                      S-16

     None of Messrs.  Schulte,  Matlack,  Birzer,  Hamel or Malvey  receives any direct  compensation  from the  Company  or any  other of the  managed  accounts reflected  in the table on page  S-16.  All such  accounts  are  managed  by the
Advisor,  Fountain  Capital or KCEP.  Messrs.  Schulte and Matlack are full-time employees  of the  Advisor  and  receive a fixed  salary for the  services  they provide.  Fountain  Capital is paid a fixed monthly fee,  subject to adjustment, for the services of Messrs.  Birzer,  Hamel or Malvey. Each of Messrs.  Schulte,
Matlack,  Birzer,  Hamel and Malvey  own an equity  interest  in either  KCEP or
Fountain  Capital,  the two entities  that  control the  Advisor,  and each thus benefits  from  increases  in the net income of the  Advisor,  KCEP or  Fountain
Capital.

    In addition to portfolio  management  services,  the Advisor is obligated to supply  the  Board  of  Directors  and  officers  of the  Company  with  certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the  preservation  of records in accordance  with applicable  federal  law and  regulations.  Under the  Advisory  Agreement,  the
Company pays the Advisor quarterly, as compensation for the services rendered by it, a fee  equal on an annual  basis to 1.0% of the  Company's  average  monthly
Managed Assets. Under a Reimbursement  Agreement,  the Advisor has contractually agreed to waive or reimburse  the Company for fees and  expenses,  including the investment  advisory  fee and  expenses in an amount equal on an annual basis to
0.25% of the average  monthly Managed Assets for the first year of the Company's operations.  Managed Assets means the total assets of the Company (including any assets  attributable  to  leverage  that  may  be  outstanding),  minus  accrued liabilities.  The Reimbursement  Agreement terminates on the earlier of one year from the Company's  initial public  offering or the  termination of the Advisory
Agreement;  and it may be  terminated  by a vote of a majority of the  Company's
Independent Directors.

     For the  Company's  initial  fiscal year  beginning on October 31, 2005 and ending November 30, 2005, the Adviser  received  $69,579.32 as compensation  for advisory services, net of $23,193.03, in reimbursed fees and expenses.

    The  Advisor  provides  office   facilities,   personnel  and  clerical  and
administrative   services  (other  than  services   provided  by  the  Company's
custodian,  accounting agent and  administrator,  dividend  disbursing agent and other service providers) pursuant to the Advisory Agreement with the Company.

     Because  the fee paid to the  Advisor  is  determined  on the  basis of the
Company's  Managed  Assets,  the Advisor's  interest in  determining  whether to leverage  the  Company may  conflict  with the  interests  of the  Company.  The
Company's  average  monthly  Managed  Assets are  determined  for the purpose of
calculating   the   management   fee  by  taking  the  average  of  the  monthly
determinations of Managed Assets during a given calendar  quarter.  The fees are payable  for each  calendar  quarter  within  five  days  after  the end of that quarter.  The Company bears all expenses not specifically assumed by the Advisor incurred in the Company's operations. Expenses borne by the Company include, but are not limited to, the following:  (1) expenses of maintaining  the Company and continuing its existence and related overhead, including, to the extent services are  provided by personnel  of the Advisor or its  affiliates,  office space and facilities and personnel  compensation,  training and benefits, (2) registration of the Company  under the 1940 Act,  (3)  commissions,  spreads,  fees and other expenses  connected with the acquisition,  holding and disposition of securities and other  investments  including  placement and similar fees in connection with direct  placements  entered  into  on  behalf  of  the  Company,  (4)  auditing, accounting and legal expenses,  (5) taxes and interest,  (6) governmental  fees,
(7)  expenses  of  listing  shares of the  Company  with a stock  exchange,  and expenses of issue, sale,  repurchase and redemption (if any) of interests in the
Company,  including  expenses  of  conducting  tender  offers for the purpose of repurchasing  Company interests,  (8) expenses of registering and qualifying the
Company and its shares under federal and state  securities laws and of preparing and  filing  registration  statements  and  amendments  for such  purposes,  (9)
expenses of reports and notices to stockholders  and of meetings of stockholders and proxy  solicitations  therefor,  (10)  expenses  of reports to  governmental officers and commissions,  (11) insurance expenses,  (12) association membership dues, (13) fees,  expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation  safekeeping of funds, securities and other investments,  keeping of books,  accounts and records,  and determination  of net asset values),  (14) fees,  expenses and  disbursements of transfer agents,  dividend and paying agents,  stockholder  servicing agents and registrars for all services to the Company,  (15)  compensation  and expenses of directors of the Company who are not members of the Advisor's organization, (16)
pricing and  valuation  services  employed  by the  Company,  (17) all  expenses incurred in connection with leveraging of the Company's assets through a line of credit,  indebtedness  or issuing and  maintaining  preferred  shares,  (18) all expenses  incurred in connection  with the  organization  of the Company and the
initial  public  offering  of  the  Company's   Common  Stock,   and  (19)  such
non-recurring items as may arise, including expenses incurred in connection with litigation,  proceedings  and  claims  and  the  obligation  of the  Company  to indemnify its directors, officers and stockholders with respect thereto.

     The Advisory  Agreement  provides  that the Advisor shall not be subject to any  liability in connection  with the  performance  of its services  under such agreement in the absence of willful misfeasance,  bad faith, gross negligence or reckless  disregard of its obligations and duties.  In the event that litigation against the  Advisor,  in  connection  with its  obligations  under the Advisory
Agreement, ends with a determination that the Advisor acted without culpability, the Company will reimburse the Advisor for reasonable  attorneys' fees and other expenses.  In the event a matter ends  without a court  ruling on the  Advisor's culpability,  the issue of whether the Company can reimburse the Advisor will be determined  by a committee of  Independent  Directors  who were not party to the suit or by an opinion of  independent  legal  counsel.  The  Company may advance expenses to the Advisor if (1) a committee of

                                      S-17

non-party  Independent Directors or independent legal counsel determine that the
Advisor  is likely to  prevail,  and (2) the  Company is  adequately  assured of repayment in the event of an adverse result.

    The Advisory  Agreement  will continue in force until October 31, 2007,  and from  year to year  thereafter,  provided  such  continuance  is  approved  by a majority  of the Board of  Directors  or by vote of the holders of a majority of the outstanding  voting  securities of the Company.  Additionally,  the Advisory
Agreement  must be approved  annually  by vote of a majority of the  Independent
Directors.  The  Advisory  Agreement  may be  terminated  by the  Advisor or the
Company, without penalty, on sixty (60) days' written notice to the other party.
The  Advisory  Agreement  will  terminate  automatically  in  the  event  of its assignment.

     Prior to the initial  offering of the Company's  Common Stock, the Advisory
Agreement was  considered  and approved by the Board of  Directors,  including a majority of the Independent  Directors.  In considering the Advisory  Agreement, the Board of  Directors,  including  a majority  of the  Independent  Directors, determined  that the terms of the  agreement  are fair and  reasonable  and that approval  of the  Advisory  Agreement  on behalf of the  Company  is in the best interests of the Company.  In evaluating  the Advisory  Agreement,  the Board of
Directors reviewed  materials  furnished by the Advisor,  including  information regarding its affiliates and its personnel,  operations and financial condition, all of which the Board of Directors found  satisfactory.  The Board of Directors
also   specifically   considered  the  following  factors  as  relevant  to  its determination to approve the Advisory  Agreement:  (1) the history,  reputation, qualification  and  background  of the  Advisor  and the  team of  analysts  and portfolio managers,  as well as the investment  performance of TYG, all of which the  Board  of  Directors  concluded  was  favorable;  (2)  the  breadth  of the securities,  including Energy Company  securities,  from which the Advisor would select investments for the Company and the analysis related to those securities, which the Board of Directors  concluded  should be beneficial to investors;  (3)
the  advisory  fees and  expense  ratios  of the  Company,  which  the  Board of
Directors  concluded  were  reasonable  given the nature,  extent and quality of services  expected to be provided by the Advisor,  and given the resources to be expended  by the  Advisor  as  part  of its  services  to  the  Company,  all in comparison  to the fee and  expense  ratios of  similar  closed-end  funds  with similar  investment  objectives  and  policies;  (4) the  Board's  review of and satisfaction  with the  Advisor's  Code of Ethics  and  certain  other  material policies and procedures of the Advisor; and (5) other factors deemed relevant by the  Board of  Directors,  all of which the Board of  Directors  concluded  were beneficial  to the Company.  The Board of Directors  noted and approved that the fee rate would be applicable to all assets under  management,  including amounts representing  borrowings by the Company, even though the Board noted there was a
potential   conflict  of  the  Advisor  in  recommending  the  amount  of  those borrowings. The Board of Directors did not consider the following factors in its approval of the Advisory  Agreement:  (1) the performance of the Company,  which was not relevant to the Board's  determinations  because the Company had not yet commenced operations;  (2) the benefits to be gained by the Advisor's affiliates and the  effect  on the  Company's  stockholders  as a result  of the  Advisor's relationship  with the Company,  which were not relevant  because the  Advisor's affiliates  do not receive  benefits,  such as  soft-dollar  arrangements,  as a result of the  Advisor's  relationship  with the Company;  and (3) the extent to which  economies  of scale could be realized by the Company  through its growth, which was not relevant because the Company, as a closed-end fund, could not grow through the continuous  offering of its shares and was subject to limitations in using leverage.  Although the Board  considered the likely  profitability of the
Advisory Agreement in spite of the initial fee reimbursement,  the profits to be realized by the Advisor as a result of its  relationship  with the Company  were not  considered  as important as other  factors  because the size of the Company could not be predicted with reasonable certainty and therefore the profits to be realized by the Advisor could not be predicted with reasonable certainty.

Potential Conflicts of Interest

    The Advisor and its affiliates  manage other  accounts and  portfolios  with investment  strategies  similar to those of the Company.  Securities  frequently meet the investment  objectives of the Company and the other accounts managed by the Advisor and the Company may  compete  against  other  accounts  for the same trade the Company might  otherwise  make,  including the priority of the trading order.  In such cases,  when  practical,  the Advisor  will  attempt to allocate securities  purchased  on a pro rata basis,  weighted by the asset value of each account.  Other factors  considered in the allocation of securities include cash balances, risk tolerances and other guideline restrictions.

     It is  possible  that at  times  identical  securities  will be held by the
Company and other accounts.  However,  positions in the same issuer may vary and the length of time that the Company or other  accounts  may choose to hold their investment in the same issuer may likewise  vary. To the extent that one or more of the  accounts  managed by the Advisor  seeks to acquire the same  security at about the same time,  the Company may not be able to acquire as large a position in such  security  as it  desires  or it may have to pay a higher  price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular  portfolio security if the  Advisor  decides to sell on behalf of another  account  the same  portfolio security at the same time. On the other hand, if the same  securities are bought or sold at the same  time by the  Company  and  other  accounts,  the  resulting participation  in volume  transactions  could produce better  executions for the
Company. In the event more than one account purchases or sells the same security on a given  date,  the  purchases  and sales will  normally be made as nearly as practicable  on a pro rata  basis in  proportion  to the  amounts  desired to be purchased or sold by each account. Although the other accounts may have the same or similar

                                      S-18

investment  objectives  and policies as the Company,  their  portfolios  may not necessarily  consist of the same  investments as the Company or each other,  and their performance results are likely to differ from those of the Company.

Administrator, Custodian, Transfer Agent and Dividend Paying Agent

    The Company has engaged SEI Investments  Mutual Funds Services,  One Freedom
Valley Drive Oaks,  Pennsylvania 19456, to serve as the Company's  administrator and provide  administrative  and  accounting  services to the Company.  Wachovia
Bank,  National  Association,  123 S. Broad  Street  Philadelphia,  Pennsylvania
19109,  serves as custodian of the  Company's  cash and  investment  securities.
Computershare Investor Services, LLC, Two North LaSalle Street Chicago, Illinois
60602,  serves as the Company's  transfer  agent.  Computershare  Trust Company,
Inc., Two North LaSalle Street Chicago,  Illinois 60602, serves as the Company's dividend paying agent, and agent for the Dividend Reinvestment Plan.

Code of Ethics

    The Company and the Advisor  each have  adopted a Code of Ethics  under Rule
17j-1 of the 1940  Act,  which is  applicable  to the  officers,  directors  and designated employees of the Company and the Advisor (collectively, the "Codes").
Subject to certain limitations,  the Codes permit those officers,  directors and designated  employees of the Company and the Advisor (the "Covered  Persons") to
invest in securities,  including securities that may be purchased or held by the
Company. The Codes contain provisions and requirements  designed to identify and address certain conflicts of interest between personal investment  activities of
Covered  Persons and the  interests of investment  advisory  clients such as the
Company.  Among other things,  the Codes prohibit  certain types of transactions absent prior approval,  imposes time periods during which personal  transactions may not be made in certain  securities,  and  requires  submission  of duplicate broker  confirmations  and  statements  and  quarterly  reporting of  securities transactions.  Exceptions  to these  and  other  provisions  of the Codes may be granted in particular circumstances after review by appropriate personnel.

    The Codes can be reviewed and copied at the SEC's Public  Reference  Room in
Washington,  D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)  551-5850.  The Codes are also available on the EDGAR  Database on the SEC's  Internet site at  http://www.sec.gov,  and, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov  or by writing the SEC's Public Reference  Section,
Washington, D.C. 20549-0102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisor is responsible  for decisions to buy and sell securities for the
Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  The Company generally will purchase  securities on a

stock  exchange  effected  through  brokers  who charge a  commission  for their services.  The Company also may invest in securities that are traded principally in the  over-the-counter  market.  In the  over-the-counter  market,  securities generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of these securities usually includes a mark-up to the dealer.  Securities  purchased in underwritten offerings  generally  include,  in the price, a fixed amount of compensation for the  manager(s),  underwriter(s)  and  dealer(s).  The Company may also purchase certain  money  market  instruments  directly  from an issuer,  in which case no commissions or discounts are paid.

    Payments of commissions to brokers who are affiliated persons of the Company
(or  affiliated  persons of such persons)  will be made in accordance  with Rule
17e-1  under  the  1940  Act.  Commissions  paid on such  transactions  would be commensurate  with the commissions paid on similar  transactions to brokers that are not so affiliated.

     The Advisor may,  consistent  with the  interests  of the  Company,  select brokers on the basis of the  research,  statistical  and pricing  services  they provide  to  the  Company  and  the  Advisor's  other  clients.  Such  research, statistical and pricing services must provide lawful and appropriate  assistance to the Advisor's investment  decision-making process in order for such research, statistical and pricing  services to be considered by the Advisor in selecting a broker.  These research services may include  information on securities markets, the economy,  individual companies,  pricing information,  research products and services  and such  other  services  as may be  permitted  from  time to time by
Section 28(e) of the Exchange Act.  Information and research  received from such brokers will be in addition to, and not in lieu of, the services  required to be performed by the Advisor under its contract.  A commission  paid to such brokers may be higher than that which  another  qualified  broker would have charged for effecting the same  transaction,  provided  that the Advisor  determines in good faith that such  commission is reasonable in terms either of the  transaction or the overall  responsibility  of the Advisor to the Company and its other clients and that  the  total  commissions  paid by the  Company  will be  reasonable  in relation to the benefits to the Company over the  long-term.  The advisory  fees that the Company pays to the Advisor will not be reduced as a consequence of the
Advisor's  receipt of  brokerage  and  research  services.  To the  extent  that
portfolio   transactions  are  used  to  obtain  such  services,  the  brokerage commissions  paid by the Company will exceed those that might  otherwise be paid by an amount which cannot be presently  determined.  Such services generally may be  useful  and of value to the  Advisor  in  serving  one or more of its  other clients and,  conversely,  such services  obtained by the placement of brokerage business of other clients generally would be useful to

                                      S-19

the Advisor in carrying out its obligations to the Company.  While such services are not  expected to reduce the  expenses  of the  Advisor,  the Advisor  would, through  use of the  services,  avoid  the  additional  expenses  that  would be incurred if it should attempt to develop  comparable  information  through their own  staff.  Commission  rates  for  brokerage  transactions  on  foreign  stock exchanges are generally fixed.

    One or more of the other  investment  companies or accounts that the Advisor manages may own from time to time some of the same  investments  as the Company.
Investment  decisions for the Company are made independently from those of other investment  companies  or  accounts;  however,  from  time  to  time,  the  same investment  decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities,  the securities  actually purchased or sold will be allocated among the companies and accounts on a good faith  equitable  basis by the Advisor in its  discretion  in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the
Company. In other cases,  however,  the ability of the Company to participate in volume  transactions  may produce  better  execution for the Company.  It is the opinion of the Company's Board of Directors that this  advantage,  when combined with the other benefits  available due to the Advisor's  organization,  outweigh any  disadvantages  that  may be said to exist  from  exposure  to  simultaneous transactions.

    It is not the Company's policy to engage in transactions  with the objective of seeking  profits  from  short-term  trading.  It is expected  that the annual portfolio  turnover  rate of the  Company  will be less than 30%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage  commissions,  dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

     For the  Company's  initial  fiscal year  beginning on October 31, 2005 and ending  November 30, 2005, the Company paid aggregate  brokerage  commissions of
$10,620.66.

                                 NET ASSET VALUE

     The net asset value of the  Company's  Common Stock is computed  based upon the value of the Company's  portfolio  securities  and other  assets.  Net asset value per share of Common Stock is  determined  monthly  during each month as of the close of the last day of the  regular  trading  session on the NYSE for such month. The Company's  investment  transactions are generally recorded on a trade date plus one day basis, other than for quarterly or annual reporting  purposes.
The Company  calculates net asset value per share of Common Stock by subtracting liabilities  (including  accrued expenses or dividends) from the total assets of the Company (the value of the  securities  plus cash or other assets,  including interest  accrued but not yet  received)  and  dividing  the result by the total number of shares of Common Stock.

    Pursuant to an agreement  with SEI  Investments  Mutual Fund  Services  (the
"Accounting Services Provider"), the Accounting Services Provider will value the assets in the  Company's  portfolio  in  accordance  with  valuation  procedures adopted by the Board of Directors (the "Valuation  Procedures").  The Accounting
Services  Provider will obtain  securities  market  quotations from  independent pricing services approved by the Advisor and ratified by the Board of Directors.
Securities for which market  quotations are readily available shall be valued at
"market value." Any other securities shall be valued at "fair value."

    Valuation of certain  assets at market value will be as follows.  For equity securities,  the Accounting  Services  Provider will first use readily available market quotations and will obtain direct written  broker-dealer  quotations if a security is not traded on an exchange or quotations  are not  available  from an approved pricing service.  For fixed income securities,  the Accounting Services
Provider  will use  readily  available  market  quotations  based  upon the last updated  sale price or market  value from a pricing  service or by  obtaining  a direct  written  broker-dealer  quotation from a dealer who has made a market in the security.  For options,  futures contracts and options of futures contracts, the Accounting  Services Provider will use readily available market  quotations.
If no sales are reported on any exchange or over-the-counter ("OTC") market, the
Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market.

     If the  Accounting  Services  Provider  cannot obtain a market value or the
Advisor  determines  that  the  value  of a  security  as so  obtained  does not represent  a  fair  value  as  of  the  valuation  time  (due  to a  significant development  subsequent to the time its price is determined or otherwise),  fair value for the security shall be determined pursuant to the Valuation Procedures.
The  Valuation  Procedures  provide that the Advisor will  consider a variety of factors with respect to the individual  issuer and security in  determining  and monitoring  the  continued  appropriateness  of fair value,  including,  without limitation,  financial  statements  and  fundamental  data with  respect  to the issuer,  cost,  the  amount  of  any  discount,  restrictions  on  transfer  and registration  rights  and other  information  deemed  relevant.  A report of any prices  determined  pursuant  to  certain  pre-approved  methodologies  will  be presented  to the Board of  Directors  or a  designated  committee  thereof  for approval at the next regularly  scheduled Board meeting;  otherwise  approval of the Board shall be sought promptly.  The Valuation  Procedures currently provide methodologies to be used to fair value equity securities,

                                      S-20

debt securities and control securities. With respect to equity securities, among the factors used to fair value a security  subject to  restrictions on resale is whether the security has a common share counterpart  trading in a public market.
If a security does not have a common share  counterpart,  the security  shall be valued  initially and  thereafter by the Advisor based on all relevant  factors, including, but not limited to, cost, and such valuation will be presented to the
Board for review and ratification.  If a security has a common share counterpart trading in a public market or is convertible into publicly traded common shares, the Advisor shall determine an appropriate  percentage discount for the security in light of its resale restrictions and other factors.

     With respect to debt securities,  among the various factors that can affect the value of such  securities are whether the issuing company has freely trading securities of the same maturity and interest rate;  whether the issuing  company has an  effective  registration  statement  in place  for the  securities;  and whether  a  market  is  made  in  the  securities.  Subject  to  the  particular considerations  of an  issue,  debt  securities  generally  will  be  valued  at amortized cost.

     With respect to control  securities (equity securities of an issuer that is deemed to be an  affiliate  due to the  Company's  ownership  or the  beneficial ownership  of the Advisor of 10% or more of the  outstanding  shares of the same class of such issuer),  if the class of security  continues to trade in a public market or is  covered  by a  currently  effective  registration  statement,  the security  ordinarily  will be valued at the common  share market  price.  If the class of the security  ceases to trade in a public  market or is  otherwise  not tradable,  the  security  shall be valued by the Advisor  based on all  relevant factors,  including,  but not  limited  to,  cost,  and such  valuation  will be presented to the Board for review and ratification.

     The foregoing methods for fair valuing  securities may be used only as long as the Advisor believes they continue to represent fair value and the discussion above is qualified in its entirety by the Company's Valuation Procedures.

                  ADDITIONAL INFORMATION CONCERNING THE AUCTION

General

    Capitalized  terms  used but not  defined  in the  Statement  of  Additional
Information  shall have the  meanings  given to such terms in  Appendix A to the
Statement of Additional Information.

    Auction  Agency  Agreement.  The Company has entered into the Auction Agency
Agreement (the "Auction Agency  Agreement")  with the Auction Agent  (currently,
The Bank of New York) which provides, among other things, that the Auction Agent will  follow the  procedures  for the Auction  (the  "Auction  Procedures")  for
purposes of  determining  the  Applicable  Rate for each series of MMP Shares so long as the Applicable  Rate for MMP Shares of such series is to be based on the results of an Auction.

    Broker-Dealer Agreements.  Each Auction requires the participation of one or
more   Broker-Dealers.   The   Auction   Agent  has  entered   into   Agreements
(collectively,  the  "Broker-Dealer  Agreements")  with  several  Broker-Dealers
selected  by  the  Company,   which  provide  for  the  participation  of  those
Broker-Dealers in Auctions for MMP Shares. See "Broker-Dealers" below.

    Securities Depository.  The Depository Trust Company ("DTC") will act as the
Securities  Depository  for the Agent Members with respect to each series of MMP
Shares.  One certificate for each series of MMP Shares will be registered in the name of Cede & Co., as nominee of the Securities  Depository.  Such  certificate will bear a legend to the effect that such  certificate is issued subject to the provisions  restricting  transfers  of MMP  Shares  contained  in  the  Articles
Supplementary.  The Company also will issue  stop-transfer  instructions  to the transfer  agent for each series of MMP Shares.  Cede & Co. will be the Holder of record of each  series of all MMP Shares and owners of such MMP Shares  will not be entitled to receive  certificates  representing  their ownership  interest in such MMP Shares.

    DTC, a New York-chartered  limited purpose trust company,  performs services for its participants  (including the Agent Members),  some of whom (and/or their representatives)  own DTC.  DTC  maintains  lists of its  participants  and will maintain the positions (ownership  interests) held by each such participant (the
"Agent  Member") in MMP Shares,  whether for its own account or as a nominee for another person.

Concerning the Auction Agent

    The  Auction  Agent is acting as  non-fiduciary  agent  for the  Company  in connection with Auctions. In the absence of bad faith or gross negligence on its part,  the Auction Agent will not be liable for any action taken,  suffered,  or omitted or for any error of judgment made by it in the performance of its duties under the  Auction  Agency  Agreement  and will not be  liable  for any error of judgment  made in good faith  unless the  Auction  Agent will have been  grossly negligent in ascertaining the pertinent facts.

                                      S-21

    The  Auction  Agent may rely upon,  as  evidence  of the  identities  of the
Existing  Holders of MMP  Shares,  the  Auction  Agent's  registry  of  Existing
Holders,  the results of Auctions and notices from any  Broker-Dealer  (or other
Person,  if permitted by the Company) with respect to transfers  described under
"The Auction" in the Prospectus and notices from the Company.  The Auction Agent is not  required to accept any such notice for an Auction  unless it is received by the  Auction  Agent by 3:00 p.m.,  New York City time,  on the  Business  Day preceding such Auction.

    The Auction Agent may terminate the Auction Agency  Agreement upon notice to the Company on a date no earlier than 60 days after such notice.  If the Auction
Agent  should  resign,  the Company  will use its best  efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and  conditions  as the  Auction  Agency  Agreement.  The Company may remove the
Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

    After  each  Auction  for MMP  Shares,  the  Auction  Agent will pay to each
Broker-Dealer,  from funds  provided  by the  Company,  a service  charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a rate period of less than one year,  or a percentage  agreed to by the Company and the
Broker-Dealers in the case of any Auction immediately preceding a rate period of one  year  or  longer,  of the  purchase  price  of MMP  Shares  placed  by such
Broker-Dealer at such Auction.  For the purposes of the preceding sentence,  MMP
Shares will be placed by a Broker-Dealer if such MMP Shares were (1) the subject of Hold  Orders  deemed  to have  been  submitted  to the  Auction  Agent by the
Broker-Dealer  and were  acquired by such  Broker-Dealer  for its own account or were acquired by such  Broker-Dealer for its customers who are Beneficial Owners or (2) the subject of an Order  submitted  by such  Broker-Dealer  that is (a) a
Submitted  Bid of an Existing  Holder  that  resulted  in such  Existing  Holder continuing to hold such MMP Shares as a result of the Auction or (b) a Submitted
Bid of a Potential Holder that resulted in such Potential Holder purchasing such
MMP Shares as a result of the Auction or (c) a valid Hold Order.

    The  Company  may  request  the  Auction  Agent  to  terminate  one or  more
Broker-Dealer  Agreements at any time upon the giving of proper notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer  Agreement  provides that a Broker-Dealer  (other than an affiliate  of the  Company)  may  participate  in Auctions  for its own account.
However,  the  Company,  by  notice  to all  Broker-Dealers,  may  prohibit  all
Broker-Dealers from submitting bids in Auctions for their own accounts, provided that they may  continue  to submit  Hold  Orders  and Sell  Orders for their own accounts.  Any  Broker-Dealer  that is an  affiliate  of the  Company may submit orders in Auctions,  but only if such Orders are not for its own  account.  If a
Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage  over other bidders  because it would have  knowledge of all Orders submitted by it in that Auction;  such  Broker-Dealer,  however,  would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                              PROXY VOTING POLICIES

    The  Company  and  the  Advisor  have  adopted  proxy  voting  policies  and procedures  ("Proxy  Policy"),  which they  believe are  reasonably  designed to ensure  that  proxies  are voted in the best  interests  of the  Company and its stockholders.  Subject to the oversight of the Board of Directors, the Board has delegated  responsibility  for  implementing  the Proxy  Policy to the  Advisor.
Because of the unique nature of MLPs,  the Advisor shall evaluate each MLP proxy on a case-by-case basis.  Because proxies of MLPs are expected to relate only to extraordinary  measures,  the  Company  does not  believe it is prudent to adopt pre-established voting guidelines.

    In the event requests for proxies are received with respect to the voting of equity  securities  other than MLP equity  units,  on routine  matters,  such as election of directors or approval of auditors, the proxies usually will be voted with management  unless the Advisor  determines it has a conflict or the Advisor determines there are other reasons not to vote with  management.  On non-routine matters,  such as amendments  to governing  instruments,  proposals  relating to
compensation  and  stock  option  and  equity  compensation   plans,   corporate
governance  proposals  and  stockholder  proposals,  the Advisor  will vote,  or abstain from voting if deemed  appropriate,  on a case by case basis in a manner it believes to be in the best economic  interest of the Company's  stockholders.
In the event requests for proxies are received with respect to debt  securities, the  Advisor  will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.

     The Chief Executive  Officer is responsible for monitoring  Company actions and  ensuring  that (1) proxies are received  and  forwarded to the  appropriate decision  makers;  and (2) proxies are voted in a timely  manner upon receipt of voting  instructions.  The Company is not responsible for voting proxies it does not receive,  but will make reasonable  efforts to obtain missing  proxies.  The
Chief  Executive  Officer  shall  implement  procedures  to identify and monitor potential  conflicts of interest  that could  affect the proxy  voting  process, including (1) significant  client  relationships;  (2) other potential  material business relationships; and (3) material

                                      S-22

personal and family relationships. All decisions regarding proxy voting shall be determined by the  Investment  Committee of the Advisor and shall be executed by the Chief  Executive  Officer.  Every  effort  shall be made to consult with the portfolio  manager  and/or  analyst  covering  the  security.  The  Company  may determine not to vote a particular  proxy,  if the costs and burdens  exceed the benefits  of voting  (e.g.,  when  securities  are  subject  to loan or to share blocking restrictions).

     If a request  for  proxy  presents  a  conflict  of  interest  between  the
Company's  stockholders on one hand, and the Advisor, the principal underwriter, or any affiliated persons of the Company,  on the other hand, Company management may (1) disclose  the  potential  conflict to the Board of Directors  and obtain consent; or (2) establish an ethical wall or other informational barrier between the  persons  involved  in the  conflict  and  the  persons  making  the  voting decisions.

    Information  regarding how the Company voted proxies for the period from its commencement  of  operations  through June 30, 2006,  will be available no later than August 31, 2006,  without charge by calling the Company at  1-800-919-0315.
You may also access this information on the SEC's website at http://www.sec.gov.
The Company's link on the Advisor's website at www.tortoiseadvisors.com provides a link to all of the Company's reports on the SEC's website.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Ernst & Young LLP, 1200 Main Street,  Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Company. Ernst & Young
LLP will provide audit and audit-related  services,  tax return  preparation and assistance and  consultation in connection with review of the Company's  filings with the SEC.

                                    CUSTODIAN

    Wachovia  Bank,  National  Association,  123 S. Broad Street,  Philadelphia,
Pennsylvania 19109, serves as the custodian of the Company's cash and investment securities and performs  customary  custody services for the Company,  including those  respecting the Company's  foreign assets as required by the 1940 Act. The
Company  will pay the  Custodian  an annual fee of 0.004% of the  average  daily market value of the  Company's  domestic  assets and 0.015% of the average daily market value of the Company's Canadian assets.

                               INTERNAL ACCOUNTANT

    SEI  Investments  Mutual  Funds  Services  ("SEI")  serves as the  Company's internal  accountant.  The  Company  pays  SEI an  annual  fee of  0.05%  of the
Company's  aggregate  average  daily  managed  assets up to and  including  $500 million  and 0.04% of the

Company's aggregate average daily managed assets exceeding $500 million, subject to a minimum  annual fee of $100,000,  for the provision of  administrative  and accounting services to the Company.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the MMP Shares  offered  hereby,  has been filed by the Company with the SEC.
The Company's  Prospectus  and this  Statement of Additional  Information do not contain  all  of the  information  set  forth  in  the  Registration  Statement, including any exhibits and schedules  thereto.  Please refer to the Registration
Statement for further  information  with respect to the Company and the offering of the MMP Shares.  Statements  contained in the Company's  Prospectus  and this
Statement of Additional  Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other  document filed as an exhibit to a
Registration  Statement,  each such statement being qualified in all respects by such reference.  Copies of the Registration  Statement may be inspected  without charge at the SEC's principal  office in Washington,  D.C., and copies of all or any part  thereof may be obtained  from the SEC upon the payment of certain fees prescribed by the SEC.

                                      S-23

             Report Of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise North American Energy Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise
North American Energy  Corporation  (the  "Company"),  including the schedule of investments,  as of November 30, 2005, and the related statements of operations, changes in net assets, and financial  highlights for the period from October 31,
2005  (commencement  of operations)  through  November 30, 2005. These financial statements  and financial  highlights  are the  responsibility  of the Company's management.  Our  responsibility  is to express  an  opinion on these  financial statements and financial highlights based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material  misstatement.  We were not engaged to perform an audit of the Company's internal control over financial reporting.  Our audit included  consideration of internal control over financial reporting as a basis for designing audit  procedures that are appropriate in the circumstances,  but  not  for  the  purpose  of  expressing  an  opinion  on the effectiveness  of the  Company's  internal  control  over  financial  reporting.
Accordingly,  we express no such opinion. An audit also includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements and financial  highlights,  assessing the accounting  principles used and  significant  estimates  made by  management,  and  evaluating  the  overall financial  statement  presentation.  Our  procedures  included  confirmation  of securities owned as of November 30, 2005, by  correspondence  with the custodian and  brokers.  We believe  that our audit  provides a  reasonable  basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of the
Company at November 30, 2005, the results of its operations,  changes in its net assets,  and its  financial  highlights  for the period  from  October  31, 2005
(commencement of operations)  through November 30, 2005, in conformity with U.S.
generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

Kansas City, Missouri
January 6, 2006

                                      F-1

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             SCHEDULE OF INVESTMENTS

                                                                       November 30, 2005
                                                              ------------------------------------
                                                               Shares / Face
                                                                 Amount (1)          Value
                                                              ------------------------------------
Master Limited Partnerships--27.8%(2)
Crude/Refined Products Pipeline--21.2%(2)
Enbridge Energy Management, L.L.C.                                      4,000   $         188,800
Enbridge Energy Partners, L.P.                                         79,700           3,666,200
Kinder Morgan Management, L.L.C.(3)                                   290,131          13,897,275
Magellan Midstream Partners, L.P.                                      54,700           1,758,605
Pacific Energy Partners, L.P.                                          33,000             979,110
Plains All American Pipeline, L.P.                                     45,300           1,799,316
TEPPCO Partners, L.P.                                                  31,900           1,173,601
                                                                                   ---------------
                                                                                       23,462,907

Natural Gas Gathering/Processing--1.4%(2)
Energy Transfer Partners, L.P.                                         47,300           1,597,321

Natural Gas/Natural Gas Liquid Pipelines--5.2%(2)
Enterprise Products Partners, L.P.                                    186,210           4,660,836
Northern Border Partners, L.P.                                         24,300           1,037,367
                                                                                   ---------------
                                                                                        5,698,203
                                                                                   ---------------
Total Master Limited Partnerships (Cost $30,526,526)                                   30,758,431
                                                                                   ---------------

Canadian Trusts--2.2%(2)
Crude/Refined Products Pipeline--0.6%(2)
Pembina Pipeline Income Fund (CAD)                                     51,800             697,000

Oil and Gas Royalty Trusts--0.5%(2)
ARC Energy Trust (CAD)                                                  5,400             116,580
Canadian Oil Sands Trust (CAD)                                            600              64,793
Crescent Point Energy Trust (CAD)                                       5,700             102,344
Focus Energy Trust (CAD)                                                6,000             127,888
Progress Energy Trust (CAD)                                            10,700             154,062
                                                                                   ---------------
                                                                                          565,667
                                                                                   ---------------
Natural Gathering/Processing--0.9%(2)
AltaGas Income Trust (CAD)                                             23,000             567,707
Keyera Facilities Income Fund (CAD)                                    24,000             405,211
                                                                                   ---------------
                                                                                          972,918
                                                                                   ---------------
Natural Gas/Natural Gas Liquid Pipelines--0.2%(2)
Enbridge Income Fund (CAD)                                             20,000             239,973
                                                                                   ---------------
Total Canadian Trusts (Cost $2,199,156)                                                 2,475,558
                                                                                   ---------------

Corporate Bonds--U.S. 4.6%(2)
Crude/Refined Products Pipeline--3.7%(2)
Semgroup, L.P., 8.75%, 11/15/2015(5)                               $4,000,000           4,040,000

                                                                                      (Continued)

                                      F-2

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             SCHEDULE OF INVESTMENTS
                                   (Continued)

                                                                       November 30, 2005
                                                              ------------------------------------
                                                               Shares / Face
                                                                 Amount (1)           Value
                                                              ----------------- ------------------
Natural Gas Gathering/Processing--0.9% (2)
Targa Resources, Inc., 8.50%, 11/01/2013(5)                         1,000,000   $       1,022,500
                                                                                   ---------------
Total Corporate Bonds (Cost $4,952,304)                                                 5,062,500
                                                                                   ---------------

Short-Term Investments
Corporate Obligations--Canadian 3.9%(2)
Manufacturer's Life, Discount Note (CAD), 3.10%, 12/20/2005(5)      5,000,000           4,278,222
                                                                                   ---------------
Total Corporate Obligations--Canadian (Cost $4,272,364)                                  4,278,222
                                                                                   ---------------

Government and Agency Obligations--U.S. 29.6%(2)
U.S. Treasury Bills, 3.91%, 12/15/2005(4)                            6,000,000           5,990,888
U.S. Treasury Bills, 3.75%, 12/01/2005(4)                           15,200,000          15,200,000
FHLB, Discount Notes, 3.85%, 12/08/2005(4)                           7,500,000           7,494,389
FHLB, Discount Notes, 3.82%, 12/05/2005(4)                           4,000,000           3,998,302
                                                                                    ---------------
                                                                                        32,683,579
                                                                                    ---------------

Government Obligations--Canadian 23.0%(2)
Canadian Treasury Bills (CAD), 3.04%, 12/15/2005                    19,000,000          16,264,964
Canadian Treasury Bills (CAD), 2.91%, 12/01/2005                    10,600,000           9,084,676
                                                                                    ---------------
                                                                                        25,349,640
                                                                                    ---------------
Total Government Obligations (Cost $57,882,468)                                         58,033,219
                                                                                    ---------------

Commercial Paper--22.4%(2)
Honda Canada (CAD), 3.20%, 01/06/2006                                5,000,000           4,271,757
U.S. Bank, N.A. (CAD), 3.22%, 12/28/2005                             5,000,000           4,275,026
CDP Financial (CAD), 3.13%, 12/15/2005                               2,700,000           2,311,257
CDP Financial (CAD), 3.13%, 12/16/2005                               2,300,000           1,968,672
Citigroup Finance (CAD), 3.25%, 02/10/2006                           4,000,000           3,406,645
GE Capital Canada (CAD), 3.22%, 01/17/2006                           5,000,000           4,267,518
Wells Fargo Canada (CAD), 3.19%, 01/04/2006                          5,000,000           4,272,528
                                                                                    ---------------
Total Commercial Paper (Cost $24,745,336)                                               24,773,403

                                                                                       (Continued)

                                      F-3

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             SCHEDULE OF INVESTMENTS
                                   (Continued)

                                                                              November 30, 2005
                                                                     ------------------------------------
                                                                      Shares / Face
                                                                        Amount(1)            Value
                                                                     ------------------------------------
Canadian Time Deposits--17.8%(2)
Wachovia Corp., 2.98%, 12/01/2005                                          18,000,000         15,426,808
Wachovia Corp., 2.94%, 12/08/2005                                           5,000,000          4,285,225
                                                                                          ---------------
Total Canadian Time Deposits (Cost $19,373,238)                                               19,712,033
                                                                                          ---------------

Canadian Short-Term Investment--4.3%(2)
Fidelity Institutional Cash Fund (CAD)                                      5,483,788          4,699,853
                                                                                          ---------------
Total Canadian Short-Term Investment (Cost $4,649,955)                                         4,699,853
                                                                                          ---------------

Total Investments--135.6%(2) (Cost $148,601,347)                                              149,793,219
Liabilities in Excess of Other Assets--(35.6)(2)                                              (39,341,813)
                                                                                          ----------------
Net Assets--100.0%                                                                      $     110,451,406
                                                                                          ================

Footnotes and Abbreviations
CAD--Canadian Dollar
FHLB--Federal Home Loan Bank
(1)  Face amount is stated in U.S. Dollars unless otherwise indicated.
(2)  Calculated as a percentage of net assets.
(3)  Security distributions are paid in kind.
(4)  Rate reported is the effective yield at time of purchase.
(5)  These  securities  are  deemed  to be  restricted;  see Note 8 for  further disclosure.

               See Accompanying Notes to the Financial Statements.

                                      F-4

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES

                                                                                                         November 30, 2005
                                                                                                     ---------------------------
Assets
     Investments at value (cost $148,601,347)                                                          $        149,793,219
     Foreign currency at value (cost $1,636,717)                                                                  1,636,717
     Interest and dividend receivable                                                                                60,837
     Prepaid expenses and other assets                                                                               27,376
                                                                                                          -------------------
         Total assets                                                                                           151,518,149
                                                                                                          -------------------

Liabilities
     Payable for investment securities purchased                                                                 40,428,840
     Accrued expenses and other liabilities                                                                         568,323
     Payable to Adviser                                                                                              69,580
                                                                                                          -------------------
         Total liabilities                                                                                       41,066,743
                                                                                                          -------------------
         Net assets applicable to common stockholders                                                  $        110,451,406
                                                                                                          ===================

Net Assets Applicable to Common Stockholders Consist of
     Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding
         (100,000,000 shares authorized)                                                               $              4,613
     Additional paid-in-capital                                                                                 109,089,614
     Undistributed net investment income                                                                            165,425
     Accumulated net realized loss on investments and foreign currency transactions                                    (275)
     Net unrealized gain on investments, foreign currency and translation of other assets
         and liabilities denominated in foreign currency                                                          1,192,029
                                                                                                          -------------------
         Net assets applicable to common stockholders                                                  $        110,451,406
                                                                                                          ===================

     Net Asset Value per share outstanding (net assets applicable to common shares,
         divided by common shares outstanding)                                                         $              23.95
                                                                                                          ===================

               See Accompanying Notes to the Financial Statements.

                                      F-5

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             STATEMENT OF OPERATIONS

                                                                                                            Period from
                                                                                                        October 31, 2005(1)
                                                                                                              through
                                                                                                         November 30, 2005
                                                                                                     ---------------------------
Investment Income
     Interest income                                                                                      $        246,564
     Dividends from money market mutual funds                                                                       18,192
     Distribution income from master limited partnerships and Canadian trusts                                       14,880
                                                                                                             ---------------
         Total Investment Income                                                                                   279,636
                                                                                                             ---------------

Expenses
     Advisory fees                                                                                                  92,772
     Administrator fees                                                                                              8,493
     Professional fees                                                                                              38,487
     Reports to stockholders                                                                                        54,342
     Directors' fees                                                                                                 7,644
     Custodian fees and expenses                                                                                     1,856
     Registration fees                                                                                               2,541
     Stock transfer agent fees                                                                                       1,121
     Other expenses                                                                                                  3,219
                                                                                                             ---------------
         Total Expenses                                                                                            210,475
     Less expense reimbursement by Advisor                                                                         (23,193)
                                                                                                             ---------------
         Net Expenses                                                                                              187,282
                                                                                                             ---------------
Net Investment Income                                                                                               92,354
                                                                                                             ---------------

Realized and Unrealized Gain on Investments and
     Foreign Currency Transactions
     Net realized gain on investments and foreign currency transactions                                             72,796
     Net unrealized appreciation of investments                                                                  1,191,872
     Net unrealized appreciation of foreign currency and
         translation of other assets and liabilities denominated in foreign currency                                   157
                                                                                                             ---------------
Net Realized and Unrealized Gain                                                                                 1,264,825
                                                                                                             ---------------

Net Increase in Net Assets Applicable to Common Stockholders
     Resulting from Operations                                                                            $      1,357,179
                                                                                                             ===============

(1) Commencement of operations.

               See Accompanying Notes to the Financial Statements.

                                      F-6

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             Period from
                                                                                                     October 31, 2005(1) through
                                                                                                          November 30, 2005
                                                                                                     ----------------------------
Operations
     Net investment income                                                                                $          92,354
     Net realized gain on investments and foreign currency transactions                                              72,796
     Net unrealized appreciation of investments                                                                   1,191,872
     Net unrealized appreciation of foreign currency and translation of other assets and
         liabilities denominated in foreign currency                                                                    157
                                                                                                             ----------------
         Net increase in net assets applicable to common stockholders resulting from operations                   1,357,179
                                                                                                             ----------------

Capital Stock Transactions
     Proceeds  from  initial   public   offering  of  4,600,000   common  shares
     115,000,000  Underwriting  discounts and offering expenses  associated with the issuance of common stock (6,050,600)
                                                                                                             ----------------
     Net increase in net assets applicable to common stockholders from capital stock transactions               108,949,400
                                                                                                             ----------------
Total increase in net assets applicable to common stockholders                                                  110,306,579

Net Assets
     Beginning of period                                                                                            144,827
                                                                                                             ----------------
     End of period                                                                                        $     110,451,406
                                                                                                             ================
     Undistributed net investment income, at the end of period                                            $         165,425
                                                                                                             ================

(1) Commencement of operations.

               See Accompanying Notes to the Financial Statements.

                                      F-7

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                              FINANCIAL HIGHLIGHTS

                                                                                                               Period from
                                                                                                               October 31,
                                                                                                             2005(1) through
                                                                                                            November 30, 2005
                                                                                                            -------------------
Per Common Share Data (2)
     Public offering price                                                                                    $         25.00
     Underwriting discounts and offering expenses associated with the issuance of common stock                          (1.31)
     Income from Investment Operations:
         Net investment income                                                                                           0.02
         Net realized and unrealized gain on investments                                                                 0.24
                                                                                                                  -------------
              Total increase from investment operations                                                                  0.26
                                                                                                                  -------------
     Net Asset Value, end of period                                                                           $         23.95
                                                                                                                  =============
     Per common share market value, end of period                                                             $         25.00
     Total Investment Return Based on Market Value (3)                                                                  0.00%

Supplemental Data and Ratio
     Net assets applicable to common stockholders, end of period (000's)                                      $       110,451
     Ratio of expenses to average net assets before waiver (4)                                                             2.02%
     Ratio of expenses to average net assets after waiver (4)                                                              1.77%
     Ratio of net investment income to average net assets before waiver (4)                                                0.75%
     Ratio of net investment income to average net assets after waiver (4)                                                 1.00%
     Portfolio turnover rate                                                                                               0.00%
------------
(1)  Commencement of operations.
(2)  Information  presented  relates to a share of common stock  outstanding for the entire period.
(3)  Not  annualized.  The total  investment  return is  calculated  assuming  a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported.
(4)  Annualized for periods less than one full year.

               See Accompanying Notes to the Financial Statements.

                                      F-8

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2005

1.  Organization
Tortoise North American Energy Corp. (the "Company") was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management  investment  company  under the  Investment  Company Act of 1940,  as amended (the "1940 Act"). The Company's  investment  objective is to seek a high level of total return with an emphasis on dividend income paid to  stockholders.
The  Company  seeks to provide  its  stockholders  with a vehicle to invest in a portfolio  consisting  primarily of publicly traded Canadian  royalty trusts and income trusts  (collectively,  "RITs") and publicly  traded U.S.  master limited partnerships  (MLPs),  with an emphasis on the  midstream and  downstream  North
American energy sector.  The Company  commenced  operations on October 31, 2005.
The Company's shares are listed on the NYSE under the symbol "TYN".

2.  Significant Accounting Policies

A.  Use of Estimates
The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted  accounting  principles  requires  management  to  make  estimates  and
assumptions   that  affect  the  reported  amount  of  assets  and  liabilities, recognition  of  distribution  income and  disclosure of  contingent  assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation
The Company primarily owns securities that are listed on a securities  exchange.
The Company values those securities at their last sale price on that exchange on the valuation  date.  If the security is listed on more than one  exchange,  the
Company will use the price of the exchange that it generally considers to be the principal  exchange on which the  security is traded.  Securities  listed on the
NASDAQ  will be valued  at the  NASDAQ  Official  Closing  Price,  which may not necessarily  represent  the last sale  price.  If there has been no sale on such exchange or NASDAQ on such day, the security  will be valued at the mean between bid and ask price on such day.

The  Company  may  invest up to 50  percent  of its total  assets in  restricted securities.  Restricted  securities may be subject to statutory and  contractual restrictions on their public resale,  which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them.  Investments in restricted  securities and other  securities for which market  quotations are not  readily  available  will be  valued  in good  faith  by  using  fair  value procedures  approved  by the  Board of  Directors.  Such fair  value  procedures consider  factors such as discounts to publicly  traded issues,  securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company  generally  values  short-term  debt  securities  at prices based on market quotations for such securities, except those securities purchased with 60 days or less to  maturity  are  valued on the  basis of  amortized  cost,  which approximates market value.

If events occur that will affect the value of the Company's portfolio securities before the net asset value has been  calculated  (a  "significant  event"),  the portfolio  securities  so affected  will  generally  be priced  using fair value procedures.

C.  Foreign Currency Translation
For foreign currency,  investments in foreign  securities,  and other assets and liabilities  denominated in a foreign  currency,  the Company  translates  these amounts into U.S. dollars on the following basis:

     (1) market value of investment  securities,  assets and  liabilities at the current rate of exchange on the valuation date; and

     (2) purchases  and sales of investment  securities,  income and expenses at the  relevant  rates  of  exchange  on the  respective  dates  of  such transactions.

The Company does not isolate that portion of gains and losses on  investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D.  Forward Foreign Currency Contracts
The Company may enter into forward foreign currency  contracts as hedges against specific  transactions.  All  commitments  are  "marked-to-market"  daily at the applicable  foreign exchange rate, and any resulting  unrealized gains or losses are recorded in the statement of  operations.  The Company  recognizes  gains or losses at the time forward contracts are extinguished.

                                      F-9

E.  Foreign Withholding Taxes
The Company  may be subject to taxes  imposed by  countries  in which it invests with  respect  to its  investment  in  issuers  existing  or  operating  in such countries.  Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F.  Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade  date).  Realized  gains and losses are reported on an identified cost  basis.  Interest  income is  recognized  on the accrual  basis,  including amortization of premiums and accretion of discounts.  Dividends and distribution income are recorded on the  ex-dividend  date.  Distributions  received from the
Company's  investments in RITs are generally comprised of income.  Distributions from MLPs are generally  comprised of income and return of capital.  The Company records MLP  investment  income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources.  These estimates may subsequently be revised based on information  received from MLPs after their tax reporting periods are concluded.

G.  Dividends to Stockholders
Dividends to  stockholders  are recorded on the  ex-dividend  date.  The Company intends to make regular quarterly cash  distributions of all or a portion of its investment  company taxable income to stockholders.  Investment  company taxable income includes,  among other items,  dividends,  interest and the excess of any net short-term  capital gain, reduced by deductible  expenses.  The character of dividends to  stockholders  made during the year may differ from their  ultimate characterization  for federal  income tax  purposes.  There were no dividends to stockholders for the fiscal period ended November 30, 2005.

H.  Federal Income Taxation
The Company  qualifies as a regulated  investment  company  (RIC) under the U.S.
Internal  Revenue Code of 1986,  as amended (the Code).  As a result the Company generally is not subject to U.S.  federal income tax on income and gains that it distributes  each  taxable  year to  stockholders  if it meets  certain  minimum distribution  requirements.  The Company is required to distribute substantially
all  of  its  income,  in  addition  to  meeting  other  asset   diversification
requirements.  The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain  undistributed  income unless the Company makes sufficient distributions  to satisfy  the excise tax  avoidance  requirement.  The  Company
invests  its  assets   primarily  in  MLPs,   which  generally  are  treated  as
partnerships  for federal  income tax purposes,  and RITs,  which  generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company  reports its allocable share of the MLPs taxable income in computing its own taxable income.

I.  Organization Expenses and Offering Costs
The Company is responsible for paying all  organizational  expenses and offering costs.  Offering costs,  which amounted to $875,600,  related to the issuance of common stock, are charged as a reduction of additional  paid-in-capital when the shares are  issued.  Organizational  costs,  which  amounted to  $156,525,  were expensed as incurred.

J.  Indemnifications
Under the  Company's  organizational  documents,  its officers and directors are indemnified  against certain liabilities arising out of the performance of their duties to the  Company.  In  addition,  in the normal  course of  business,  the
Company may enter into contracts that provide general  indemnification  to other parties.  The Company's maximum exposure under these arrangements is unknown, as this would involve  future claims that may be made against the Company that have not yet  occurred,  and may not occur.  However,  the  Company has not had prior claims or losses  pursuant to these contracts and expects the risk of loss to be remote.

3.  Concentration of Risk
The Company's  investment objective is to provide stockholders with a high level of total return,  with an emphasis on dividend income.  Under normal conditions, the  Company  will  invest at least 80  percent of its total  assets  (including assets  obtained  through  leverage)  in equity  securities  of companies in the energy sector with their primary operations in North America (Energy Companies).
Energy  Companies  include  companies  that derive more than 50 percent of their revenues  from  transporting,  processing,  storing,  distributing  or marketing natural  gas,  natural  gas  liquids,  electricity,  coal,  crude oil or refined petroleum  products,  or  exploring,  developing,  managing  or  producing  such commodities.  The  Company  intends  to invest at least 50  percent of its total assets  in RITs and no more  than 25  percent  of its  total  assets  in  equity securities of MLPs.  The Company may invest up to 50 percent of its total assets in  restricted  securities.  As of  November  30,  2005,  the  market  value  of investments in Canadian and United States issues were $81,288,709 (74 percent of net assets) and $68,504,510 (62 percent of net assets), respectively.

                                      F-10

4.  Agreements
The Company has entered into an  Investment  Advisory  Agreement  with  Tortoise
Capital  Advisors,  LLC (the  Adviser).  Under the terms of the  agreement,  the
Company  pays the Adviser a fee equal to an annual  rate of 1.00  percent of the
Company's  average  monthly total assets  (including any assets  attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate  liquidation  preference  of  outstanding preferred  shares,  if any)  (Managed  Assets),  in exchange for the  investment advisory  services  provided.  For the period  following the commencement of the
Company's  operations  through  October 31, 2006, the Adviser has  contractually agreed to waive or  reimburse  the  Company  for fees and  expenses in an amount equal to 0.25 percent of the Company's average monthly Managed Assets.

The Company has engaged SEI  Investments  Global Funds  Services to serve as the
Company's administrator (the Administrator).  The Company pays the Administrator a monthly  fee  computed  at an annual  rate of 0.05  percent  of the first $500 million of the Company's  Managed  Assets and 0.04 percent on the balance of the
Company's Managed Assets, subject to a minimum annual fee of $100,000.

Wachovia  Bank,  N.A.  serves as custodian of the Company's  cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company's  domestic assets,  and 0.015 percent of the average daily market value of the Company's Canadian assets.

Computershare  Investor  Services,  LLC serves as the Company's  transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5.  Income Taxes
As  required,  the Company has  recorded  certain  reclassifications  within the components  of net  assets.  These  reclassifications  have no impact on the net asset value of the Company,  and are primarily due to offering costs and foreign
currency   transactions.   As  of  November  30,  2005,  the  Company  increased
undistributed  net  investment  income by $230,024,  decreased  accumulated  net realized loss on investments by $73,071 and decreased additional paid in capital by $156,953.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

       Undistributed ordinary income             $        215,324
       Post-October losses                                  (275)
       Unrealized appreciation                          1,142,130
                                                        ---------
       Distributable earnings                    $      1,357,179
                                                        =========

Post-October  losses represent losses realized on investment  transactions  from
November 1, 2005 through  November  30, 2005 that,  in  accordance  with federal income  tax  regulations,  the  Company  may  elect to defer and treat as having arisen in the following  year.  For federal  income tax  purposes,  capital loss carryforwards  may be carried  forward and applied against future capital gains.
There were no capital loss carryforwards as of November 30, 2005.

At November  30,  2005,  the cost basis of  investments  for federal  income tax purposes was $148,651,246.  At November 30, 2005, gross unrealized  appreciation and depreciation of investments for federal income tax purposes were as follows:

       Gross unrealized appreciation             $      1,325,676
       Gross unrealized depreciation                    (183,703)
                                                        ---------
       Net unrealized appreciation               $      1,141,973
                                                        =========

The  difference  between  book basis and tax basis  unrealized  depreciation  is attributable  primarily to the marking to market of a passive foreign investment company for federal income tax purposes.

                                      F-11

6.  Restricted Securities
Certain of the Company's  investments are restricted.  The table below shows the principal amount,  acquisition date,  acquisition cost and percent of net assets which the securities comprise.

                                                Principal      Acquisition     Acquisition    Percent of
         Company              Security           Amount            Date           Cost        Net Assets
  SemGroup, L.P.           Corporate Bond      $4,000,000        11/04/05      $3,934,931         3.7%
  Targa Resources Inc.     Corporate Bond      $1,000,000        11/09/05      $1,017,373         0.9
                                                                               ----------         ---
                                                                               $4,952,304         4.6%
                                                                               ==========         ====

7.  Investment Transactions
For the period from  October  31,  2005  (commencement  of  operations)  through
November 30,  2005,  the Company  purchased  (at cost) and sold  securities  (at proceeds)  in the  amount  of  $37,678,223  and  $0  (excluding  short-term  and government securities), respectively.

8.  Common Stock
The  Company  has  100,000,000  shares of  beneficial  interest  authorized  and
4,612,640 shares outstanding at November 30, 2005. Transactions in common shares for the period October 31, 2005  (commencement  of operations)  through November
30, 2005, were as follows:

       Beginning shares                                          12,640
       Shares sold through initial public offering            4,600,000
                                                              ---------
       Ending Shares                                          4,612,640
                                                              =========

9.  Subsequent Event
On December 9, 2005, the Company's  Board of Directors  approved the issuance of up to $40,000,000 of auction rate notes.

                                      F-12

                                            TORTOISE NORTH AMERICAN ENERGY CORPORATION
                                                     SCHEDULE OF INVESTMENTS
                                                           (Unaudited)
                                                                               February 28, 2006
                                                                 ----------------------------------------------
Canadian Trusts--54.2%(1)                                           Shares/Face
                                                                     Amount(6)                    Value
                                                                 ----------------------------------------------
Crude/Refined Products Pipeline--7.5%(1)

Pembina Pipeline Income Fund (CAD)                               533,900                   $       8,624,177

Electric Generation/Services--5.0%(1)
Boralex Power Income Fund (CAD)                                    5,000                              48,680
Innergex Power Income Fund (CAD)                                 212,800                           2,528,873
Northland Power Income Fund (CAD)                                220,700                           3,225,018
                                                                                         ----------------------
                                                                                                   5,802,571
                                                                                         ----------------------
Oil and Gas Royalty Trusts--16.7%(1)
ARC Energy Trust (CAD)                                           196,600                           4,577,526
Canadian Oil Sands Trust (CAD)                                    28,300                           3,864,843
Crescent Point Energy Trust (CAD)                                219,500                           4,231,558
Enerplus Resources Fund (CAD)                                     10,000                             507,658
Focus Energy Trust (CAD)                                         126,400                           2,503,521
Progress Energy Trust (CAD)                                      247,700                           3,637,004
                                                                                         ----------------------
                                                                                                  19,322,110
                                                                                         ----------------------
Natural Gathering/Processing--11.3%(1)
AltaGas Income Trust (CAD)                                       215,400                           5,661,835
Keyera Facilities Income Fund (CAD)                              351,600                           7,329,127
                                                                                         ----------------------
                                                                                                  12,990,962
                                                                                         ----------------------
Natural Gas/Natural Gas Liquid Pipelines--13.7%(1)
Duke Energy Income Fund (CAD)                                  1,074,750                          11,854,417
Enbridge Income Fund (CAD)                                       323,800                           3,961,989
                                                                                         ----------------------
                                                                                                  15,816,406
                                                                                         ----------------------
Total Canadian Trusts (Cost $57,431,466)                                                          62,556,226
                                                                                         ----------------------

Master Limited Partnerships and Related Companies--44.0%(1)

Crude/Refined Products Pipeline--31.7%(1)
Enbridge Energy Management, L.L.C.(2)(5)                         131,177                           6,047,261
Enbridge Energy Partners, L.P.                                    79,700                           3,562,590
Kinder Morgan Management, L.L.C.(2)(5)                           295,126                          12,905,868
Magellan Midstream Partners, L.P.                                118,500                           3,731,565
Pacific Energy Partners, L.P.                                    100,500                           3,110,475
Plains All American Pipeline, L.P.                                78,300                           3,508,623
TEPPCO Partners, L.P.                                             80,050                           2,916,222
Valero, L.P.                                                      16,500                             858,330
                                                                                         ----------------------
                                                                                                  36,640,934
                                                                                         ----------------------
Natural Gas Gathering/Processing--4.4%(1)
Energy Transfer Partners, L.P.                                    95,200                           3,400,544
Regency Energy Partners, L.P.                                     82,500                           1,654,950
                                                                                         ----------------------
                                                                                                   5,055,494
                                                                                         ----------------------

                                                                                         (Continued)

                                      F-13

                                            TORTOISE NORTH AMERICAN ENERGY CORPORATION
                                                     SCHEDULE OF INVESTMENTS
                                                           (Unaudited)
                                                            (Continued)

                                                                                                   February 28, 2006
                                                                                     ----------------------------------------------
                                                                                            Shares/Face
                                                                                            Amount (6)                Value
                                                                                     ----------------------------------------------

Natural Gas/Natural Gas Liquid Pipelines--7.5%(1)
Enterprise Products Partners, L.P.                                                             217,210              5,273,859
Northern Border Partners, L.P.                                                                  71,000              3,415,100
                                                                                                              ---------------------
                                                                                                                    8,688,959
                                                                                                              ---------------------
Propane Distribution--0.4%(1)
Inergy, L.P.                                                                                    17,365                474,759
                                                                                                              ---------------------

Total Master Limited Partnerships and Related Companies (Cost $50,648,748)                                         50,860,146
                                                                                                              ---------------------

Corporate Bonds--10.2%(1)
Crude/Refined Products Pipeline--6.6%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)                                                  $      7,300,000              7,555,500

Electric Generation/Services--1.8%(1)
NRG Energy, Inc., 7.25%, 2/1/2014                                                            1,000,000              1,025,000
NRG Energy, Inc., 7.375%, 2/1/2016                                                           1,000,000              1,030,000
                                                                                                            ---------------------
                                                                                                                    2,055,000
                                                                                                            ---------------------

Natural Gas Gathering/Processing--1.8%(1)
Targa Resources, Inc., 8.50%, 11/1/2013(4)                                                   2,000,000              2,120,000
                                                                                                            ---------------------
Total Corporate Bonds (Cost $11,426,662)                                                                           11,730,500
                                                                                                            ---------------------

Short-Term Investments--7.6%(1)
Evergreen Institutional Money Market Fund, 4.42%(3)                                          5,493,142              5,493,142
Fidelity Institutional Cash Fund (CAD), 2.61%(3)                                             3,689,601              3,247,887
                                                                                                              ---------------------
Total Short-Term Investments (Cost $8,688,040)                                                                      8,741,029
                                                                                                              ---------------------

Total Investments--116.0%(1) (Cost $128,194,916)                                                                  133,887,901
Liabilities in Excess of Cash and Other Assets--(16.0%)(1)                                                        (18,431,060)
                                                                                                              ---------------------
Total Net Assets Applicable to Common Stockholders--100.0%(1)                                                  $  115,456,841
                                                                                                              ---------------------

CAD --- Canadian Dollar
(1)  Calculated as a percentage of net assets.
(2)  Security distributions are paid in kind.
(3)  Rate reported is the 7-day effective yield as of February 28, 2006.
(4)  These  securities  are  deemed  to be  restricted;  see Note 8 for  further disclosure.
(5)  Related companies of master limited partnerships.
(6)  Face amount is stated in U.S. Dollars unless otherwise indicated.

               See Accompanying Notes to the Financial Statements.

                                      F-14

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                        STATEMENT OF ASSETS & LIABILITIES
                                   (Unaudited)

                                                                                     February 28, 2006
                                                                                 ---------------------------
Assets
     Investments at value (cost $128,194,916)                                     $          133,887,901
     Cash                                                                                      1,613,051
     Interest and dividend receivable                                                            543,160
     Prepaid expenses and other assets                                                            84,631
     Receivable for Adviser reimbursement                                                         46,421
                                                                                 ---------------------------
           Total assets                                                                      136,175,164
                                                                                 ---------------------------

Liabilities
     Short-term borrowings                                                                    15,835,000
     Payable for investment securities purchased                                               3,265,271
     Dividend payable on common shares                                                         1,199,286
     Accrued expenses and other liabilities                                                      233,080
     Payable to Adviser                                                                          185,686
                                                                                 ---------------------------
           Total liabilities                                                                  20,718,323
                                                                                 ---------------------------
           Net assets applicable to common stockholders                           $          115,456,841
                                                                                 ---------------------------

Net Assets Applicable to Common Stockholders Consist of:
     Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding
        (100,000,000 shares authorized)                                           $                4,613
     Additional paid-in-capital                                                              109,089,614
     Distributions in excess of net investment income                                           (312,385)
     Accumulated net realized gain on investments and
        foreign currency transactions                                                            991,506
     Net unrealized gain on investments, foreign currency and
        translation of other assets and liabilities denominated in foreign
        currency                                                                               5,683,493
                                                                                  ---------------------------
           Net assets applicable to common stockholders                            $         115,456,841
                                                                                  ---------------------------
     Net Asset Value per common share outstanding (net assets applicable to
        common shares, divided by common shares outstanding)                       $               25.03
                                                                                  ---------------------------

                                       See Accompanying Notes to the Financial Statements.

                                      F-15

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             STATEMENT OF OPERATIONS
                                   (Unaudited)
                                                                                          Period from
                                                                                       December 1, 2005
                                                                                            through
                                                                                       February 28, 2006
                                                                                  ---------------------------
Investment Income
     Distributions received from master limited partnerships                      $             451,295
     Less return of capital on distributions                                                   (353,876)
                                                                                  ---------------------------
     Distribution income from master limited partnerships                                        97,419
     Distribution income from Canadian trusts                                                   754,532
     Interest income                                                                            370,408
     Dividends from money market mutual funds                                                    53,782
     Foreign tax withheld                                                                      (115,495)
                                                                                  ---------------------------
        Total Investment Income                                                               1,160,646
                                                                                  ---------------------------
Expenses
     Advisory fees                                                                              279,551
     Organizational fees                                                                         56,905
     Directors' fees                                                                             17,785
     Professional fees                                                                           44,521
     Reports to stockholders                                                                     25,668
     Administration fees                                                                         24,657
     Registration fees                                                                           11,324
     Custodian fees and expenses                                                                  5,388
     Stock transfer agent fees                                                                    3,255
     Other expenses                                                                              12,719
                                                                                  ---------------------------
        Total Expenses before Interest Expense                                                  481,773
     Interest expense                                                                            15,285
                                                                                  ---------------------------
        Total Expenses                                                                          497,058
     Less expense reimbursement by Adviser                                                      (69,888)
                                                                                  ---------------------------
        Net Expenses                                                                            427,170
                                                                                  ---------------------------
Net Investment Income, before current tax expense                                               733,476
     Current tax expense                                                                        (12,000)
                                                                                  ---------------------------
Net Investment Income                                                                           721,476
                                                                                  ---------------------------

                                                                                         (Continued)

                                      F-16

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             STATEMENT OF OPERATIONS
                                   (Unaudited)
                                   (Continued)

Realized and Unrealized Gain (Loss) on Investments and
     Foreign Currency Transactions
        Net realized gain on investments and foreign currency
           transactions                                                                                991,781

        Net unrealized appreciation of investments                                                   4,501,113
        Net unrealized depreciation of foreign currency and
           translation of other assets and liabilities denominated in
           foreign currency                                                                             (9,649)
                                                                                    ---------------------------
Net Realized and Unrealized Gain                                                                     5,483,245
                                                                                    ---------------------------
Net Increase in Net Assets Applicable to Common Stockholders
     Resulting from Operations                                                       $               6,204,721
                                                                                    ---------------------------

               See Accompanying Notes to the Financial Statements.

                                      F-17

                                             TORTOISE NORTH AMERICAN ENERGY CORPORATION
                                                 STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Period from
                                                                                 December 1, 2005                  Period from
                                                                                      through                 October 31, 2005(1)
                                                                                 February 28, 2006                   through
                                                                                    (Unaudited)                 November 30, 2005
                                                                             -------------------------       -----------------------
Operations
     Net investment income                                                               $    721,476                  $     92,354
     Net realized gain on investments and foreign currency transactions                       991,781                        72,796
     Net unrealized appreciation of investments                                             4,501,113                     1,191,872
     Net unrealized appreciation (depreciation) of foreign currency and translation of other assets and liabilities denominated in
        foreign currency                                                                      (9,649)                           157
                                                                             -------------------------       -----------------------
        Net increase in net assets applicable to common stockholders
           resulting from operations                                                        6,204,721                     1,357,179
                                                                             -------------------------       -----------------------

Dividends and Distributions to Common Stockholders
     Net investment income                                                                (1,199,286)                             -
                                                                             -------------------------       -----------------------
           Total dividends to common stockholders                                         (1,199,286)                             -
                                                                             -------------------------       -----------------------

Capital Stock Transactions
     Proceeds from initial public offering of 4,600,000 common shares                               -                   115,000,000
     Underwriting discounts and offering expenses associated
        with the issuance of common stock                                                           -                   (6,050,600)
                                                                             -------------------------       -----------------------
        Net increase in net assets applicable to common stockholders
           from capital stock transactions                                                          -                   108,949,400
                                                                             -------------------------       -----------------------
Total increase in net assets applicable to common stockholders                              5,005,435                   110,306,579

Net Assets
     Beginning of period                                                                  110,451,406                       144,827
                                                                             -------------------------       -----------------------
     End of period                                                                     $  115,456,841                $  110,451,406
                                                                             -------------------------       -----------------------
Accumulated net investment income (loss), at end of period                             $    (312,385)                  $    165,425
                                                                             -------------------------       -----------------------

(1) Commencement of operations.

                                        See Accompanying Notes to the Financial Statements.

                                      F-18

                                             TORTOISE NORTH AMERICAN ENERGY CORPORATION
                                                       STATEMENT OF CASH FLOWS
                                                             (Unaudited)
                                                                                                            Period from
                                                                                                         December 1, 2005
                                                                                                              through
                                                                                                         February 28, 2006
                                                                                                   -----------------------------
Cash Flows from Operating Activities
        Purchases of long-term investments                                                                    $    (84,623,675)
        Proceeds from sale or maturity of short-term investments, net                                                68,613,325
        Distributions, dividends and interest received                                                                  908,241
        Proceeds from sale of foreign currency, net                                                                   1,636,717
        Interest expense                                                                                                (9,112)
        Operating expenses                                                                                            (307,482)
                                                                                                   -----------------------------
              Net cash used in operating activities                                                                (13,781,986)
                                                                                                   -----------------------------

Cash Flows from Financing Activities
        Common stock issuance costs                                                                                   (416,154)
        Advances from line of credit                                                                                 15,835,000
        Debt issuance costs                                                                                             (23,809)
                                                                                                   -----------------------------
        Net cash provided by financing activities                                                                    15,395,037
                                                                                                   -----------------------------
Net increase in cash
                                                                                                                      1,613,051
Cash--beginning of period                                                                                                     -
                                                                                                   -----------------------------
Cash--end of period                                                                                             $     1,613,051
                                                                                                   -----------------------------

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
        Net increase in net assets applicable to common stockholders
           resulting from operations                                                                            $     6,204,721
        Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
              Purchase of long-term investments, net of return of capital adjustments                               (81,829,782)
              Proceeds from sale or maturity of short-term investments, net                                         103,869,601
              Net unrealized appreciation of investments                                                            (4,501,113)
              Net unrealized depreciation of foreign currency and translation of assets                                  9,649
                 and liabilities denominated in foreign currency
              Net realized gain from sales and maturities of foreign debt obligations                                 (991,781)
              Accretion of discounts on  investments,  net (217,166)  Changes in operating assets and liabilities:
                 Decrease in foreign currency                                                                        1,636,717
                 Decrease in payable for securities purchased                                                      (37,163,569)
                 Increase in interest and dividend receivable                                                         (482,323)
                 Increase in prepaid expenses                                                                          (57,255)
                 Increase in payable to Adviser, net of reimbursement                                                   69,685
                 Decrease in accrued expenses                                                                         (329,370)
                                                                                                   -----------------------------
                      Total adjustments                                                                            (19,986,707)
                                                                                                   -----------------------------
           Net cash used in operating activities                                                   $               (13,781,986)
                                                                                                   -----------------------------

               See Accompanying Notes to the Financial Statements.

                                      F-19

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                              FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                                                                                 Period from             Period from
                                                                             December 1, 2005        October 31, 2005(1)
                                                                                   through                 through
                                                                              February 28, 2006       November 30, 2005
                                                                           ----------------------  -----------------------
                                                                                (Unaudited)                 (Audited)
Per Common Share Data (2)
     Net Asset Value, beginning of period                                       $        23.95        $            ---
     Public offering price                                                                 ---                   25.00
     Underwriting discounts and offering expenses associated
                                                                                           ---                   (1.31)
        with the issuance of common stock
     Income from Investment Operations:
         Net investment income                                                            0.15                    0.02
         Net realized and unrealized gain on investments                                  1.19                    0.24
                                                                                   --------------         --------------
              Total increase from investment operations                                   1.34                    0.26
                                                                                   --------------         --------------
     Less dividends to common stockholders:
        Net investment income                                                            (0.26)                    ---
                                                                                   --------------         --------------
              Total dividends to common stockholders                                     (0.26)                      ?
                                                                                   --------------         --------------
     Net Asset Value, end of period                                             $        25.03        $          23.95
                                                                                   ==============         ==============
     Per common share market value, end of period                               $        22.73        $          25.00
     Total investment return based on market value (3)                                   (8.05%)                  0.00%

Supplemental Data and Ratios
     Net assets applicable to common stockholders,
        end of period (000's)                                                   $       115,457       $        110,451
     Ratio of expenses to average net assets before waiver(4)(5)                           1.84%                  2.02%
     Ratio of expenses to average net assets before waiver
        and excluding interest expense(4)(5)                                               1.78%                  2.02%
     Ratio of expenses to average net assets after waiver(4)(5)                            1.59%                  1.77%
     Ratio of expenses to average net assets after waiver
        and excluding interest expense(4)(5)                                               1.53%                  1.77%
     Ratio of net investment income to average net assets
        before waiver(4)(5)                                                                2.35%                  0.75%
     Ratio of net investment income to average net assets
        before waiver and excluding interest expenses(4)(5)                                2.41%                  0.75%
     Ratio of net investment income to average net assets
        after waiver(4)(5)                                                                 2.60%                  1.00%
     Ratio of net investment income to average net assets
        after waiver and excluding interest expense(4)(5)                                  2.66%                  1.00%
     Portfolio turnover rate                                                               0.00%                  0.00%
     Total short-term borrowings, end of period (in thousands)                  $        15,835       $           ---
     Asset coverage ratio per $1,000 of borrowings                              $         8,291       $           ---
     Asset coverage ratio(6)                                                                829%                  ---
-------------------
(1)  Commencement of operations.
(2)  Information  presented  relates to a share of common stock  outstanding for the entire period.
(3)  Not  annualized.  The total  investment  return is  calculated  assuming  a purchase of common stock at the beginning of the period (or initial  public offering  price)  and a sale at the  closing  price  on the last day of the period reported.
(4)  Annualized for periods less than one full year.

                                      F-20

(5)  These ratios  include the impact of current income taxes accrued of $12,000 and $0 for the period from  December 1, 2005 through  February 28, 2005 and
     October 31, 2005 through November 30, 2005, respectively.
(6)  Represents  value of total assets less all liabilities and indebtedness not represented  by short-term  borrowings at the end of the period  divided by short-term borrowings outstanding at the end of the period.

               See Accompanying Notes to the Financial Statements.

                                      F-21

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                February 28, 2006

1.       Organization

Tortoise North American  Energy  Corporation  (the "Company") was organized as a
Maryland  corporation on January 13, 2005, and is a registered  non-diversified, closed-end  management  investment  company under the Investment  Company Act of
1940, as amended (the "1940 Act"). The Company's investment objective is to seek a high  level of total  return  with an  emphasis  on  dividend  income  paid to stockholders.  The Company seeks to provide its  stockholders  with a vehicle to invest in a portfolio  consisting  primarily of publicly traded Canadian royalty trusts and income trusts (collectively,  "RITs") and publicly traded U.S. master limited partnerships ("MLPs"),  with an emphasis on the midstream and downstream
North American energy sector.  The Company  commenced  operations on October 31,
2005.  The Company's  shares are listed on the New York Stock Exchange under the symbol "TYN."

2.       Significant Accounting Policies

A.       Use of Estimates

The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted  accounting  principles  requires  management  to  make  estimates  and
assumptions   that  affect  the  reported  amount  of  assets  and  liabilities, recognition  of  distribution  income and  disclosure of  contingent  assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.       Investment Valuation

The Company primarily owns securities that are listed on a securities  exchange.
The Company values those securities at their last sale price on that exchange on the valuation  date.  If the security is listed on more than one  exchange,  the
Company will use the price of the exchange that it generally considers to be the principal  exchange on which the  security is traded.  Securities  listed on the
NASDAQ  will be valued  at the  NASDAQ  Official  Closing  Price,  which may not necessarily  represent  the last sale  price.  If there has been no sale on such exchange or NASDAQ on such day, the security  will be valued at the mean between bid and ask price on such day.

The  Company  may  invest up to 50  percent  of its total  assets in  restricted securities.  Restricted  securities may be subject to statutory and  contractual restrictions on their public resale,  which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them.  Investments in restricted  securities and other  securities for which market  quotations are not  readily  available  will be  valued  in good  faith  by  using  fair  value procedures  approved  by the  Board of  Directors.  Such fair  value  procedures consider  factors such as discounts to publicly  traded issues,  securities with similar yields,  quality, type of issue, coupon,  duration and rating. If events occur that will affect the value of the Company's  portfolio  securities  before the net asset value has been calculated (a "significant  event"),  the portfolio securities so affected will generally be priced using fair value procedures.

The Company  generally  values  short-term  debt  securities  at prices based on market quotations for such securities, except those securities purchased with 60 days or less to  maturity  are  valued on the  basis of  amortized  cost,  which approximates market value.

C.       Foreign Currency Translation

For foreign currency,  investments in foreign  securities,  and other assets and liabilities  denominated in a foreign  currency,  the Company  translates  these amounts into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)  purchases and sales of  investment  securities,  income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on  investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

                                      F-22

D.       Forward Foreign Currency Contracts

The Company may enter into forward foreign currency  contracts as hedges against specific  transactions.  All  commitments  are  "marked-to-market"  daily at the applicable  foreign exchange rate, and any resulting  unrealized gains or losses are recorded in the statement of  operations.  The Company  recognizes  gains or losses at the time forward contracts are extinguished.

E.       Foreign Withholding Taxes

The Company  may be subject to taxes  imposed by  countries  in which it invests with  respect  to its  investment  in  issuers  existing  or  operating  in such countries.  Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F.       Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade  date).  Realized  gains and losses are reported on an identified cost  basis.  Interest  income is  recognized  on the accrual  basis,  including amortization of premiums and accretion of discounts.  Dividends and distribution income are recorded on the  ex-dividend  date.  Distributions  received from the
Company's  investments  in RITs are  generally  comprised  of  ordinary  income.
Distributions from MLPs are generally comprised of income and return of capital.
The  Company  records  MLP  investment  income and  return of  capital  based on estimates made at the time such  distributions are received.  Such estimates are based on  historical  information  available  from each MLP and  other  industry sources.  These  estimates  may  subsequently  be revised  based on  information received from MLPs after their tax reporting periods are concluded.

G.       Dividends to Stockholders

Dividends to  stockholders  are recorded on the  ex-dividend  date.  The Company intends to make regular quarterly cash  distributions of all or a portion of its investment  company taxable income to stockholders.  Investment  company taxable income includes,  among other items,  dividends,  interest and the excess of any net short-term  capital gain, reduced by deductible  expenses.  The character of dividends to  stockholders  made during the year may differ from their  ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment  company  taxable income and net realized  capital gains will be treated as a return of capital to the stockholders.

H.       Federal Income Taxation

The Company  qualifies as a regulated  investment  company  (RIC) under the U.S.
Internal  Revenue Code of 1986, as amended (the Code). As a result,  the Company generally is not subject to U.S.  federal income tax on income and gains that it distributes  each  taxable  year to  stockholders  if it meets  certain  minimum distribution  requirements.  The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements.  The
Company is  subject to a 4 percent  non-deductible  U.S.  federal  excise tax on certain  undistributed income unless the Company makes sufficient  distributions to satisfy the excise tax avoidance  requirement.  The Company invests primarily in MLPs,  which  generally are treated as  partnerships  for federal  income tax purposes,  and RITs,  which  generally are treated as  corporations  for federal income tax purposes.  As a limited  partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income.

The Company will generally be required to pay a 15 percent Canadian  withholding tax with respect to dividend  distributions from an RIT. If more than 50 percent of the value of the  Company's  assets at the close of the taxable year consists of stock or securities in foreign corporation and certain other requirements are met,  the Company may elect to pass  through to its  stockholders  the  Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits are subject to numerous  limitations  that are applied to each  individual  taxpayer claiming the foreign tax credit.

I.       Organization Expenses and Offering Costs

The Company is responsible for paying all  organizational  expenses and offering costs.  Offering costs,  which amounted to $875,287,  related to the issuance of common stock were charged as a reduction of additional  paid-in-capital when the shares were issued.  Organizational  costs,  which  amounted to  $213,430,  were expensed as incurred.

                                      F-23

J.       Indemnifications

Under the  Company's  organizational  documents,  its officers and directors are indemnified  against certain liabilities arising out of the performance of their duties to the  Company.  In  addition,  in the normal  course of  business,  the
Company may enter into contracts that provide general  indemnification  to other parties.  The Company's maximum exposure under these arrangements is unknown, as this would involve  future claims that may be made against the Company that have not yet  occurred,  and may not occur.  However,  the  Company has not had prior claims or losses  pursuant to these contracts and expects the risk of loss to be remote.

3.       Concentration Of Risk

The Company's  investment objective is to provide stockholders with a high level of total return,  with an emphasis on dividend income.  Under normal conditions, the  Company  will  invest at least 80  percent of its total  assets  (including assets  obtained  through  leverage)  in equity  securities  of companies in the
energy  sector  with  their  primary   operations  in  North  America   ("Energy
Companies"). Energy Companies include companies that derive more than 50 percent of their  revenues  from  transporting,  processing,  storing,  distributing  or marketing  natural gas,  natural gas liquids,  electricity,  coal,  crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.  The  Company  intends  to invest at least 50  percent of its total assets  in RITs and no more  than 25  percent  of its  total  assets  in  equity securities of MLPs.  The Company may invest up to 50 percent of its total assets in  restricted  securities.  As of  February  28,  2006,  the  market  value  of investments in Canadian and United States issues were $65,804,113 (57 percent of net assets) and $68,083,788 (59 percent of net assets), respectively.

4.       Agreements

The Company has entered into an  Investment  Advisory  Agreement  with  Tortoise
Capital Advisors, L.L.C. (the "Adviser").  Under the terms of the agreement, the
Company  pays the Adviser a fee equal to an annual  rate of 1.00  percent of the
Company's  average  monthly total assets  (including any assets  attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate  liquidation  preference  of  outstanding preferred  shares,  if any) ("Managed  Assets"),  in exchange for the investment advisory  services  provided.  For the period  following the commencement of the
Company's  operations  through  October 31, 2006, the Adviser has  contractually agreed to waive or  reimburse  the  Company  for fees and  expenses in an amount equal to 0.25 percent of the Company's average monthly Managed Assets.

The Company has engaged SEI  Investments  Global Funds  Services to serve as the
Company's  administrator.  The  Company  pays the  administrator  a monthly  fee computed  at an annual  rate of 0.05  percent of the first  $500  million of the
Company's  Managed  Assets  and 0.04  percent on the  balance  of the  Company's
Managed Assets, subject to a minimum annual fee of $100,000.

Wachovia  Bank,  N.A.  serves as custodian of the Company's  cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company's  domestic assets,  and 0.015 percent of the average daily market value of the Company's Canadian assets.

Computershare  Investor  Services,  LLC serves as the Company's  transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5.       Income Taxes

It is the Company's  intention to continue to qualify as a regulated  investment company under  Subchapter M of the Internal  Revenue Code and  distribute all of its taxable  income.  Accordingly,  no  provision  for Federal  income  taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing  book and tax treatments in the timing of recognition of gains or losses on investments.  Permanent book and tax basis differences, if any, may result in  reclassifications  to  undistributed  net investment  income
(loss), accumulated net realized gain (loss) and additional paid-in-capital.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                      F-24

Undistributed ordinary income                                    $       215,324
Post-October losses                                                        (275)
Unrealized appreciation                                                1,142,130
                                                                 ---------------
                                                                  $    1,357,179

Post-October  losses represent losses realized on investment  transactions  from
November 1, 2005 through  November  30, 2005 that,  in  accordance  with federal income  tax  regulations,  the  Company  may  elect to defer and treat as having arisen in the following  year.  For federal  income tax  purposes,  capital loss carryforwards  may be carried  forward and applied against future capital gains.
There were no capital loss carryforwards as of November 30, 2005.

6.       Investment Transactions

For the period ended February 28, 2006, the Company purchased (at cost) and sold securities  (at  proceeds)  in the  amount  of  $82,183,657  and  $0  (excluding short-term and government securities), respectively.

7.       Common Stock

The  Company  has  100,000,000  shares of  beneficial  interest  authorized  and
4,612,640 shares outstanding at February 28, 2006. There were no transactions in common shares for the period ended February 28, 2006.

8.       Restricted Securities

Certain of the Company's  investments are restricted.  The table below shows the principal amount,  acquisition date,  acquisition cost and percent of net assets which the securities comprise.
                                                                          Acquisition                           Percent of Net
       Company                    Security            Principal Amount       Date          Acquisition Cost          Assets
SemGroup, L.P.                  Corporate Bond              $7,300,000     11/04/05            $7,370,290                6.5%
Targa Resources, Inc.           Corporate Bond               2,000,000     11/09/05             2,057,500                1.8%
                                                                                               ----------                ----
                                                                                               $9,427,790                8.3%
                                                                                               ==========                ====

9.       Short-term Borrowings

On January 31, 2006, the Company  entered into a $40 million  revolving  secured credit  facility,  maturing  April 15,  2006,  with U.S.  Bank,  N.A. The credit facility has a variable  annual  interest rate equal to the one-month LIBOR rate plus 0.75 percent, and is secured with the assets of the Company.  Proceeds from the credit facility are used to execute the Company's investment objective.  The average  outstanding  balance during the borrowing period was $4,496,739.  As of
February  28,  2006,  the  Company  had  $15,835,000  outstanding  on the credit facility at an interest rate of 5.32 percent.

10.      Subsequent Events

On March 1, 2006,  the Company paid a dividend in the amount of $0.26 per share, for a total of $1,199,286.  Of this total, the dividend reinvestment amounted to
$184,885.

On April 3, 2006,  the Company  issued $40 million of auction  rate senior notes and retired the credit  facility  described in Note 9 with the proceeds from the issuance of the notes.

The Company has entered into an interest swap contract to hedge a portion of the
$40 million auction rate senior notes mentioned  above.  Details of the contract are as follows:

                                      F-25

                                                                               Fixed Rate Paid       Floating Rate
   Commencement                                                  Notional           by the          Received by the
       Date                  Counterparty        Maturity         Amount           Company              Company

03/10/2006                  U.S. Bank, N.A.        2016        $10,000,000          5.205%           1 Month U.S.
                                                                                                     Dollar LIBOR
01/02/2007                  U.S. Bank, N.A.        2013        $10,000,000          5.25%            1 Month U.S.
                                                                                                     Dollar LIBOR
04/17/2007                  U.S. Bank, N.A.        2010        $20,000,000          5.15%            1 Month U.S.
                                                                                                     Dollar LIBOR

                                      F-26

A D D I T I O N A L  I N F O R M A T I O N
(Unaudited)

Forward-Looking Statements

This  report  contains  "forward-looking  statements"  within the meaning of the
Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all  forward-looking  statements  involve  risks and  uncertainties,  and actual results could differ materially from those  contemplated by the  forward-looking statements. Several factors that could materially affect Tortoise North American
Energy  Corp.'s  actual  results are the  performance of the portfolio of stocks held by it, the conditions in the U.S. and  international  financial,  petroleum and other markets,  the price at which shares of Tortoise North American  Energy
Corp.  will trade in the public  markets and other factors  discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures  that the Company uses to determine how to vote  proxies  relating to portfolio  securities  owned by the Company is available to  stockholders  (i.e.  without  charge,  upon request by calling the
Company at (913) 981-1020 or toll-free at (800) 919-0315;  and (ii) on the SEC's website at  www.sec.gov.  The Company did not begin operation until October 2005 and did not vote  proxies  relating to  portfolio  securities  during the period ended June 30, 2005.

Form N-Q

The Company files its complete schedule of portfolio  holdings for the first and third  quarters of each fiscal year with the SEC on Form N-Q. The Company's Form
N-Q and statement of additional  information  are available  without charge upon request by calling the Company at (800)  919-0315 or by visiting the U.S.  SEC's website at www.sec.gov. In addition, you may review and copy the Company's Forms
N-Q at the  Commissions  Public  Reference Room in Washington DC. You may obtain
information   on  the  operation  of  the  Public   Reference  Room  by  calling
1-800-SEC-0330.

Privacy Policy

In order to  conduct  business,  the  Company  collects  and  maintains  certain nonpublic personal  information about our shareholders of record with respect to their  transactions in shares of our securities.  This information  includes the shareholder's  address,  tax  identification  or Social Security  number,  share balances,  and  dividend  elections.  We do not  collect  or  maintain  personal information  about the shareholder  whose balances of our securities are held in
"street name" by a financial institution such as a bank or broker.

We do not  disclose  any  nonpublic  personal  information  about you, our other shareholders  or our former  shareholders  to third parties unless  necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect you personal information internally,  we restrict access to nonpublic personal  information about our shareholders to those employees who need to know that  information  to provide  services to our  shareholders.  We also  maintain certain other safeguards to protect your nonpublic personal information.

                                      F-27

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             SCHEDULE OF INVESTMENTS
                                   (Unaudited)
                                                                                                      May 31, 2006
                                                                                     ----------------------------------------------
Canadian Trusts--73.8%(1)                                                                      Shares                  Value
                                                                                     ------------------------ ---------------------
Crude/Refined Products Pipeline--11.3%(1)
Pembina Pipeline Income Fund (CAD)                                                             899,100         $     13,268,890

Electric Generation/Services--7.0%(1)
Boralex Power Income Fund (CAD)                                                                193,800                1,858,621
Innergex Power Income Fund (CAD)                                                               290,000                3,313,232
Northland Power Income Fund (CAD)                                                              244,900                3,111,571
                                                                                                              ---------------------
                                                                                                                      8,283,424
                                                                                                              ---------------------
Oil and Gas Royalty Trusts--18.0%(1)
ARC Energy Trust (CAD)                                                                         196,600                5,044,001
Canadian Oil Sands Trust (CAD)                                                                 141,500                4,562,029
Crescent Point Energy Trust (CAD)                                                              219,500                4,439,438
Enerplus Resources Fund (CAD)                                                                   10,000                  563,073
Focus Energy Trust (CAD)                                                                       126,400                2,686,187
Progress Energy Trust (CAD)                                                                    247,700                3,858,010
                                                                                                              ---------------------
                                                                                                                     21,152,738
                                                                                                              ---------------------
Natural Gathering/Processing--22.0%(1)
AltaGas Income Trust (CAD)                                                                     468,500               12,721,960
Keyera Facilities Income Fund (CAD)                                                            686,700               13,059,212
                                                                                                              ---------------------
                                                                                                                     25,781,172
                                                                                                              ---------------------
Natural Gas/Natural Gas Liquid Pipelines--15.5%(1)
Duke Energy Income Fund (CAD)                                                                1,109,350               12,241,034
Enbridge Income Fund (CAD)                                                                     489,700                5,910,556
                                                                                                              ---------------------
                                                                                                                     18,151,590
                                                                                                              ---------------------
Total Canadian Trusts (Cost $81,361,593)                                                                             86,637,814
                                                                                                              ---------------------

Common Stock--1.9%(1)

Natural Gas/Natural Gas Liquid Pipelines--0.6%(1)
Enbridge, Inc.                                                                                   5,900                  186,440
Kinder Morgan, Inc.                                                                              2,000                  200,960
TransCanada Corp.                                                                                8,300                  254,727
                                                                                                              ---------------------
                                                                                                                        642,127
                                                                                                              ---------------------
Shipping--1.3%(1)

Seaspan Corp.                                                                                   74,600                1,557,648
                                                                                                              ---------------------

Total Common Stock (Cost $2,182,039)                                                                                  2,199,775
                                                                                                              ---------------------

Master Limited Partnerships and Related Companies--54.0%(1)
Crude/Refined Products Pipeline--37.7%(1)
Enbridge Energy Management, L.L.C.(2)(6)                                                       197,495                8,377,746
Enbridge Energy Partners, L.P.                                                                  79,700                3,468,544
Kinder Morgan Management, L.L.C.(2)(6)                                                         312,905               13,602,002
Magellan Midstream Partners, L.P.                                                              179,500                6,217,880

                                                                                                              (Continued)

                                      F-28

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             SCHEDULE OF INVESTMENTS
                                   (Unaudited)
                                   (Continued)
                                                                                                       May 31, 2006
                                                                                     ----------------------------------------------
                                                                                               Shares                   Value
                                                                                     ------------------------ ---------------------
Pacific Energy Partners, L.P.                                                                  108,300                3,389,790
Plains All American Pipeline, L.P.                                                              78,300                3,797,550
Plains All American Pipeline, L.P. (4)(5)                                                       32,985                1,535,782
TEPPCO Partners, L.P.                                                                           80,050                3,013,082
Valero, L.P.                                                                                    16,500                  849,420
                                                                                                              ---------------------
                                                                                                                     44,251,796
                                                                                                              ---------------------
Natural Gas Gathering/Processing--6.9%(1)
Energy Transfer Partners, L.P.                                                                 134,600                6,089,304

Regency Energy Partners, L.P.                                                                   91,100                2,031,530
                                                                                                              ---------------------
                                                                                                                      8,120,834
                                                                                                              ---------------------

Natural Gas/Natural Gas Liquid Pipelines--8.8%(1)
Enterprise Products Partners, L.P.                                                             267,210                6,733,692
ONEOK Partners, L.P.                                                                            71,000                3,528,700
                                                                                                              ---------------------
                                                                                                                     10,262,392
                                                                                                              ---------------------
Propane Distribution--0.6%(1)
Inergy, L.P.                                                                                    25,865                  684,129
                                                                                                              ---------------------

Total Master Limited Partnerships and Related Companies (Cost $59,784,923)                                           63,319,151
                                                                                                              ---------------------

Corporate Bonds--9.7%(1)                                                                 Principal Amount
                                                                                     ------------------------
Crude/Refined Products Pipeline--6.3%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)                                                  $      7,300,000                7,409,500

Electric Generation/Services--1.7%(1)
NRG Energy, Inc., 7.25%, 2/1/2014                                                            1,000,000                1,000,000
NRG Energy, Inc., 7.375%, 2/1/2016                                                           1,000,000                1,001,250
                                                                                                              ---------------------
                                                                                                                      2,001,250
                                                                                                              ---------------------

Natural Gas Gathering/Processing--1.7%(1)
Targa Resources, Inc., 8.50%, 11/1/2013(4)                                                   2,000,000                1,980,000
                                                                                                              ---------------------
Total Corporate Bonds (Cost $11,425,152)                                                                             11,390,750
                                                                                                              ---------------------
                                                                                             Shares
                                                                                     ------------------------
Short-Term Investments--0.1%(1)
Evergreen Institutional Money Market Fund, 5.00%(3)                                            158,478                  158,478
Fidelity Institutional Cash Fund (CAD), 3.62%(3)                                                   204                      185
                                                                                                              ---------------------
Total Short-Term Investments (Cost $158,661)                                                                            158,663
                                                                                                              ---------------------

Total Investments--139.5%(1) (Cost $154,912,368)                                                                    163,706,153
Auction Rate Senior Notes--(34.1%)(1)                                                                               (40,000,000)

Interest Rate Swap Contracts--0.4%(1)
$40,000,000 notional--Unrealized Appreciation, Net                                                                      476,654
Forward Foreign Currency Contracts--(0.7%)(1)
CAD Currency Contracts--Unrealized Depreciation                                                                        (802,239)
Liabilities in Excess of Cash and Other Assets--(5.1%)(1)                                                            (6,047,691)
                                                                                                              ---------------------
Total Net Assets Applicable to Common Stockholders--100.0%(1)                                                     $ 117,332,877
                                                                                                              ---------------------

                                                                                                                   (Continued)

                                      F-29

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             SCHEDULE OF INVESTMENTS
                                   (Unaudited)
                                   (Continued)

CAD --- Canadian Dollar

(1)  Calculated as a percentage of net assets.
(2)  Security distributions are paid in kind.
(3)  Rate reported is the 7-day effective yield as of May 31, 2006.
(4)  These  securities  are  deemed to be  restricted;
(5)  Fair valued  security  represents a total market value of $1,535,782  which represents 1.3% of net assets.
(6)  Related companies of master limited partnerships.

                                      F-30

                                   APPENDIX A-
                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                             ARTICLES SUPPLEMENTARY

                SERIES I MONEY MARKET CUMULATIVE PREFERRED SHARES

         Tortoise North American Energy Corporation (the "Company"),  a Maryland
corporation,  certifies to the State  Department of Assessments  and Taxation of
Maryland that:

         FIRST:  Under a power  contained  in Article  VI, of the charter of the
Company (the  "Charter"),  the Board of  Directors  by duly adopted  resolutions classified  and  designated  600 shares of  authorized  but  unissued  Preferred
Stock (as defined in the Charter) as shares of Series I Money Market  Cumulative
Preferred Shares,  liquidation  preference $25,000 per share, with the following preferences,  rights, voting powers,  restrictions,  limitations as to dividends and other distributions,  qualifications and terms and conditions of redemption, which,  upon any restatement of the Charter,  shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

                SERIES I MONEY MARKET CUMULATIVE PREFERRED SHARES

                                   DESIGNATION

         MMP  Shares:   600  shares  of  Preferred   Stock  are  classified  and
designated as Series I Money Market  Cumulative  Preferred  Shares,  liquidation preference $25,000 per share ("MMP Shares"). The initial Dividend Period for the
MMP Shares  shall be the  period  from and  including  the  Original  Issue Date thereof  to but  excluding  August  11,  2006.  Each  MMP  Share  shall  have an
Applicable Rate for its initial  Dividend Period equal to 5.35% per annum and an initial Dividend Payment Date of August 11, 2006. Each MMP Share shall have such other  preferences,  rights,  voting  powers,  restrictions,  limitations  as to dividends and other  distributions,  qualifications  and terms and conditions of redemption,  in addition to those required by applicable law or set forth in the
Charter applicable to shares of Preferred Stock ("Preferred Shares"), as are set forth in Part I and Part II of these  terms of the MMP  Shares.  The MMP  Shares shall constitute a separate series of Preferred Shares.

         Subject to the provisions of Section 11 of Part I hereof,  the Board of
Directors  of the  Company  may,  in  the  future,  authorize  the  issuance  of additional  MMP  Shares  with  the  same  preferences,  rights,  voting  powers,
restrictions,   limitations   as   to   dividends   and   other   distributions,
qualifications  and terms and  conditions of  redemption  and other terms herein described,  except that the initial Dividend Period, the Applicable Rate for the initial  Dividend Period and the initial  Dividend  Payment Date shall be as set forth in the Articles Supplementary relating to such additional MMP Shares.

         As  used  in  Part I and  Part II of  these  terms  of the MMP  Shares, capitalized terms shall have the meanings provided in Section 17 of Part I.

                            PART I: MMP SHARES TERMS

     1. Number of Shares;  Ranking.  (a) The initial  number of  authorized  MMP
Shares is 600 shares. No fractional MMP Shares shall be issued.

          (b) Any MMP Shares  which at any time have been  redeemed or purchased by the Company  shall,  after  redemption  or purchase,  be returned to the status  of  authorized  but  unissued  Preferred  Shares,  without  further designation as to series.

                                      A-1

          (c) The MMP  Shares  shall rank on a parity  with  shares of any other series of  Preferred  Shares  (including  any other MMP  Shares)  as to the payment of dividends to which the shares are entitled and the  distribution of assets upon dissolution, liquidation or winding up of the affairs of the
     Company.

          (d) No Holder of MMP Shares  shall  have,  solely by reason of being a
     Holder, any preemptive right, or, unless otherwise  determined by the Board of  Directors,  other right to acquire,  purchase or subscribe  for any MMP
     Shares,  shares of common stock of the Company  ("Common  Shares") or other securities of the Company which it may hereafter issue or sell.

          (e) No Holder of MMP Shares  shall be entitled to exercise  the rights of an  objecting  stockholder  under  Title 3,  Subtitle 2 of the  Maryland
     General Corporation Law (the "MGCL") or any successor provision.

     2.  Dividends.  (a) The Holders of MMP Shares  shall be entitled to receive cash  dividends,  when,  as and if  authorized  by the  Board of  Directors  and declared by the Company,  out of funds legally available  therefor,  at the rate per annum equal to the Applicable Rate, determined as set forth in paragraph (c)
of this Section 2, and no more,  payable on the respective  dates  determined as set forth in paragraph  (b) of this  Section 2.  Dividends  on  Outstanding  MMP
Shares  issued on the  Original  Issue Date shall  accumulate  from the Original
Issue Date.

          (b) (i)  Dividends  shall be payable when, as and if authorized by the
     Board of  Directors  and  declared  by the  Company  following  the initial
     Dividend Payment Date,  subject to subparagraph  (b)(ii) of this Section 2, on MMP Shares,  with respect to any Dividend  Period on the first  Business
     Day following the last day of the Dividend Period;  provided,  however,  if the Dividend Period is greater than 30 days, then on a monthly basis on the first  Business  Day of each month  within the  Dividend  Period and on the
     Business Day following the last day of the Dividend Period.

               (ii)  If a day  for  payment  of  dividends  resulting  from  the application of  subparagraph  (b)(i) above is not a Business Day, then the Dividend  Payment Date shall be the first  Business Day that falls after such day for payment of dividends.

               (iii) The  Company  shall pay to the Paying  Agent not later than
          3:00 p.m., New York City time, on the Business Day next preceding each
          Dividend  Payment  Date for the MMP  Shares,  an  aggregate  amount of federal funds or similar same-day funds,  equal to the dividends to be paid to all Holders of such shares on such Dividend  Payment Date. The
          Company  shall not be  required  to  establish  any  reserves  for the payment of dividends.

               (iv) All  moneys  paid to the  Paying  Agent for the  payment  of dividends  shall be held in trust for the payment of such dividends by the  Paying  Agent  for  the  benefit  of  the  Holders  specified  in subparagraph  (b)(v) of this  Section 2. Any moneys paid to the Paying
          Agent in  accordance  with the foregoing but not applied by the Paying
          Agent to the payment of dividends,  will,  to the extent  permitted by law,  be repaid to the  Company at the end of 90 days from the date on which such moneys were to have been so applied.

               (v) Each  dividend  on MMP Shares  shall be paid on the  Dividend
          Payment  Date  therefor to the  Holders as their  names  appear on the share ledger or share  records of the Company on the Business Day next preceding  such Dividend  Payment  Date.  Dividends in arrears for any past  Dividend  Period may be declared  and paid at any time,  without reference  to any regular  Dividend  Payment  Date,  to the Holders as their names appear on the share ledger or share records of the Company on such  date,  not  exceeding  15 days  preceding  the  payment  date thereof,  as may be fixed by the Board of Directors.  No interest will be payable in respect of any dividend payment or payments which may be in arrears.

               (c) (i) The dividend  rate on  Outstanding  MMP Shares during the period from and after the  Original  Issue Date to and  including  the last day of the initial Dividend Period therefor shall be equal to the
          rate  per  annum  set  forth  under  "Designation"   above.  For  each
          subsequent  Dividend Period with respect to the MMP Shares Outstanding thereafter,  the  dividend  rate  shall be equal to the rate per annum that results from an Auction;  provided,

                                      A-2

          however,  that if  Sufficient  Clearing  Bids have not been made in an
          Auction (other than as a result of all MMP Shares being the subject of
          Submitted  Hold Orders),  then the dividend rate on the MMP Shares for any such  Dividend  Period shall be the Maximum Rate (except  during a
          Default Period when the dividend rate shall be the Default  Rate).  If an  Auction  for any  subsequent  Dividend  Period is not held for any reason,  including because there is no Auction Agent or Broker-Dealer, then the  dividend  rate on the MMP  Shares for such  Dividend  Period shall be the Maximum  Rate  (except  during a Default  Period when the dividend rate shall be the Default Rate).

     The All Hold Rate will apply  automatically  following  an Auction in which all of the  Outstanding  MMP Shares are subject (or are deemed to be subject) to
Hold Orders.  The rate per annum at which dividends are payable on MMP Shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

               (ii) Subject to the cure  provisions  below,  a "Default  Period"
          will  commence  on any  Dividend  Payment  Date or any date  fixed for redemption, as applicable, if the Company fails to deposit irrevocably in trust in federal funds or similar  same-day funds,  with the Paying
          Agent by 12:00  noon,  New York City time,  (A) the full amount of any declared  dividend  payable on the Dividend  Payment Date (a "Dividend
          Default") or (B) the full amount of any  Redemption  Price  payable on the date fixed for redemption (the  "Redemption  Date") (a "Redemption
          Default",  and together with a Dividend Default,  hereinafter referred to as "Default").  Subject to the cure provisions of Section 2(c)(iii)
          below,  a Default  Period  with  respect  to a  Dividend  Default or a
          Redemption  Default  shall end on the Business Day on which,  by 12:00 noon,  New  York  City  time,  all  unpaid  dividends  and any  unpaid
          Redemption  Price shall have been  deposited  irrevocably  in trust in same-day  funds  with the  Paying  Agent.  In the  case of a  Dividend
          Default,  the  Applicable  Rate for each  Dividend  Period  commencing during a Default  Period will be equal to the Default  Rate,  and each subsequent Dividend Period commencing after the beginning of a Default
          Period shall be a Standard Dividend Period;  provided,  however,  that the  commencement  of a Default  Period  will not by itself  cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period.

               (iii) No Default  Period  with  respect to a Dividend  Default or
          Redemption  Default  shall be deemed to  commence if the amount of any dividend or any  Redemption  Price due (if such  default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York
          City time within three  Business  Days after the  applicable  Dividend
          Payment Date or Redemption Date,  together with an amount equal to the
          Default  Rate applied to the amount of such  non-payment  based on the actual number of days comprising such period divided by 360.

               (iv) The amount of dividends  per share  payable (if declared) on each Dividend  Payment Date of each Dividend  Period (or in respect of dividends on another date in connection with a redemption  during such
          Dividend  Period) shall be computed by multiplying the Applicable Rate
          (or the Default Rate) for such Dividend Period (or a portion  thereof)
          by a fraction,  the  numerator  of which will be the number of days in such  Dividend  Period  (or  portion  thereof)  that  such  share  was
          Outstanding  and for which the Applicable Rate or the Default Rate was applicable and the  denominator of which will be 360,  multiplying the amount so  obtained  by the  liquidation  preference  per  share,  and rounding the amount so obtained to the nearest cent.

          (d) Any  dividend  payment  made on MMP Shares shall first be credited against the earliest  accumulated but unpaid  dividends due with respect to such MMP Shares.

          (e)  For  so  long  as the  MMP  Shares  are  Outstanding,  except  as contemplated  by Part I of these terms of the MMP Shares,  the Company will
     not  declare,   pay  or  set  apart  for  payment  any  dividend  or  other distribution  (other than a dividend or distribution  paid in shares of, or options,  warrants or rights to subscribe for or purchase, Common Shares or other shares of capital stock, if any,  ranking junior to the MMP Shares as to dividends  or upon  liquidation)  with  respect to Common  Shares or any other shares of the Company  ranking  junior to or on a parity with the MMP
     Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise  acquire for  consideration  any Common Shares or any other such junior shares (except by conversion

                                      A-3

     into or exchange for shares of the Company ranking junior to the MMP Shares as to dividends and upon  liquidation) or any such parity shares (except by conversion  into or exchange for shares of the Company ranking junior to or on a parity  with the MMP  Shares as to  dividends  and upon  liquidation), unless (1) there is no event of default under any borrowings (including the
     Tortoise Notes) that is continuing; (2) immediately after such transaction, the Company would have Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount and the 1940 Act
     MMP Shares Asset  Coverage  would be achieved,  (3)  immediately  after the transaction,  the Company  would have eligible  portfolio  holdings with an
     aggregated   discounted   value  at  least  equal  to  the  asset  coverage
     requirements,  if any, under any Borrowings,  (4) full cumulative dividends on the MMP Shares due on or prior to the date of the transaction  have been declared  and paid and (5) the Company has  redeemed the full number of MMP
     Shares  required to be redeemed by any provision  for mandatory  redemption contained in Section 3(a)(ii).

     3. Redemption.  (a) (i) After the initial  Dividend Period,  subject to the provisions of this Section 3 and to the extent  permitted under the 1940 Act and
Maryland law, the Company may, at its option,  redeem in whole or in part out of funds legally  available  therefor MMP Shares herein  designated as (A) having a
Dividend  Period of one year or less,  on the Business Day after the last day of such  Dividend  Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar  days and not more than 40 calendar  days prior to the date  fixed for such  redemption,  at a  redemption  price  per  share  equal to
$25,000,  plus an amount  equal to  accumulated  but  unpaid  dividends  thereon
(whether  or  not  earned  or  declared)  to  the  date  fixed  for   redemption
("Redemption  Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant  Dividend Period by delivering a notice of  redemption  to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such  redemption,  at the Redemption Price, plus a redemption  premium,  if any,  determined solely by the Board of  Directors  and set  forth in any  applicable  Specific  Redemption
Provisions at the time of the  designation of such Dividend  Period as set forth in Section 4 of these terms of the MMP Shares; provided,  however, that during a
Dividend  Period of more than one year no MMP Shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period.  Notwithstanding the foregoing,  the
Company  shall not give a notice of or effect any  redemption  pursuant  to this
Section  3(a)(i)  unless,  on the date on which the Company intends to give such notice and on the date of  redemption  (1) the  Company  has  available  certain
Deposit  Securities  with  maturity  or  tender  dates  not  later  than the day preceding the  applicable  redemption  date and having a value not less than the amount (including any applicable premium) due to Holders of MMP Shares by reason of the  redemption of such MMP Shares on such date fixed for the  redemption and
(2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date.

               (ii) If the Company fails to maintain,  as of any Valuation Date,
          Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic  Maintenance  Amount or, as of the last  Business
          Day of any month,  the 1940 Act MMP Shares  Asset  Coverage,  and such failure is not cured within ten Business Days following such Valuation
          Date in the  case of a  failure  to  maintain  the  MMP  Shares  Basic
          Maintenance  Amount or on the last Business Day of the following month in the case of a failure to  maintain  the 1940 Act MMP  Shares  Asset
          Coverage (each an "Asset Coverage Cure Date"),  the MMP Shares will be subject  to  mandatory  redemption  out  of  funds  legally  available
          therefor.   The  number  of  MMP  Shares  to  be   redeemed   in  such
          circumstances will be equal to the lesser of (1) the minimum number of
          MMP  Shares  the  redemption  of which,  if  deemed  to have  occurred immediately  prior to the opening of business  on the  relevant  Asset
          Coverage Cure Date, would result in the Company having Eligible Assets with an  aggregate  Discounted  Value at least equal to the MMP Shares
          Basic  Maintenance  Amount,  or sufficient to satisfy the 1940 Act MMP
          Shares  Asset  Coverage,  as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided  that, if there is no such minimum  number of MMP Shares the  redemption of which would have such result, all MMP Shares then Outstanding will be redeemed), and (2) the maximum  number  of MMP  Shares  that  can be  redeemed  out of  funds expected to be available therefor on the Mandatory  Redemption Date at the Mandatory  Redemption Price set forth in subparagraph  (a)(iii) of this Section 3.

               (iii) In  determining  the MMP Shares  required to be redeemed in accordance  with the  foregoing  Section  3(a)(ii),  the Company shall allocate  the number of shares  required to be redeemed to satisfy the
          MMP Shares Basic  Maintenance  Amount or the 1940 Act MMP Shares Asset
          Coverage, as the case may be, pro rata among the

                                      A-4

          Holders of MMP Shares in  proportion to the number of shares they hold by lot or by such  other  method as the  Company  shall  deem fair and equitable, subject to any mandatory redemption provisions,  subject to the further  provisions of this subparagraph  (iii). The Company shall effect any  required  mandatory  redemption  pursuant to  subparagraph
          (a)(ii)  of this  Section 3 no later than 40  calendar  days after the
          Asset Coverage Cure Date (the  "Mandatory  Redemption  Date"),  except that if the  Company  does not have funds  legally  available  for the redemption of, or is not otherwise  legally  permitted to redeem,  the number of MMP Shares  which  would be  required  to be redeemed by the
          Company  under  subparagraph  (a)(ii) of this Section 3 if  sufficient funds were available,  together with shares of other Preferred  Shares which are subject to mandatory  redemption under provisions similar to those contained in this Section 3, or the Company  otherwise is unable to effect such  redemption  on or prior to such  Mandatory  Redemption
          Date,  the Company shall redeem those MMP Shares,  and shares of other
          Preferred  Shares  which it was  unable  to  redeem,  on the  earliest practicable  date on which the Company will have such funds available, upon  notice  pursuant  to  Section  3(b) to record  owners of the MMP
          Shares to be redeemed and the Paying  Agent.  The Company will deposit with the Paying Agent funds  sufficient to redeem the specified number of MMP Shares with respect to a redemption required under subparagraph
          (a)(ii) of this Section 3, by 12:00 p.m.,  New York City time,  on the
          Mandatory  Redemption  Date. If fewer than all of the  Outstanding MMP
          Shares are to be redeemed  pursuant  to this  Section  3(a)(iii),  the number of shares to be redeemed  shall be  redeemed  pro rata from the
          Holders of such shares in proportion to the number of such shares held by such  Holders,  by lot or by such other method as the Company shall deem  fair  and  equitable,  subject,  however,  to the  terms  of any
          applicable  Specific  Redemption  Provisions.   "Mandatory  Redemption
          Price"  means the  Redemption  Price  plus (in the case of a  Dividend
          Period  of one  year  or  more  only) a  redemption  premium,  if any, determined  by the  Board of  Directors  after  consultation  with the
          Broker-Dealers  and set forth in any  applicable  Specific  Redemption
          Provisions.

          (b) In the event of a redemption pursuant to Section 3(a), the Company will file a notice of its intention to redeem with the  Commission so as to provide at least the  minimum  notice  required  under Rule 23c-2 under the
     1940 Act or any successor provision. In addition, the Company shall deliver a notice of redemption  to the Auction  Agent (the "Notice of  Redemption")
     containing the  information  set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the  giving of notice to the  Holders,  and (2) in the case of a  mandatory redemption pursuant to subparagraph  (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable  efforts to provide  notice to each Holder of MMP Shares  called for redemption by electronic or other  reasonable  means not later than the close of business on the  Business  Day  immediately  following  the day on which the Auction Agent  determines the shares to be redeemed (or, during a
     Default  Period with  respect to such  shares,  not later than the close of business on the Business  Day  immediately  following  the day on which the
     Auction Agent receives Notice of Redemption from the Company).  The Auction
     Agent  shall  confirm  such  notice in writing  not later than the close of business on the third  Business Day preceding the date fixed for redemption by providing  the Notice of  Redemption to each Holder of shares called for redemption,  the Paying Agent (if different from the Auction Agent) and the
     Securities  Depository.  Notice  of  Redemption  will be  addressed  to the registered  owners of MMP Shares at their addresses  appearing on the share records of the Company.  Such Notice of  Redemption  will set forth (1) the date fixed for redemption,  (2) the number and identity of MMP Shares to be redeemed,  (3) the redemption  price  (specifying the amount of accumulated dividends to be included therein and the amount of the redemption  premium, if any),  (4) that  dividends  on the shares to be  redeemed  will cease to accumulate on such date fixed for  redemption,  and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the  transmittal  or  mailing  thereof  will  affect  the  validity  of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed,  the Notice of Redemption mailed  to such  Holder  shall  also  specify  the  number  of shares to be redeemed from such Holder.

          (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but  subject to Section  7(f),  no MMP  Shares may be  redeemed  unless all dividends  in  arrears  on the  Outstanding  MMP  Shares  and all shares of capital  stock of the Company  ranking on a parity with the MMP Shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously  paid or set aside for payment;  provided,  however, that the  foregoing  shall  not  prevent  the  purchase  or  acquisition  of all
     Outstanding  MMP  Shares  pursuant  to  the  successful  completion  of  an otherwise  lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding MMP Shares.

                                      A-5

          (d) Upon the deposit of funds sufficient to redeem MMP Shares with the
     Paying Agent on the date fixed for  redemption and the giving of the Notice of Redemption  to the Auction Agent under  paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be  Outstanding  for any  purpose  (including,  without limitation,  for purposes of calculating whether the Company has maintained the  requisite  MMP  Shares  Basic  Maintenance  Amount or the 1940 Act MMP
     Shares  Asset  Coverage),  and all  rights of the  Holder of the  shares so called for redemption  shall cease and terminate,  except the right of such
     Holder to receive the redemption  price specified  herein,  but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository.  Upon written request,  the Company  shall be entitled to receive from the Paying  Agent, promptly after the date fixed for  redemption,  any cash deposited with the
     Paying  Agent in excess of (1) the  aggregate  redemption  price of the MMP
     Shares called for  redemption on such date and (2) such other  amounts,  if any, to which Holders of MMP Shares called for  redemption may be entitled.
     Any funds so deposited that are unclaimed at the end of two years from such redemption  date  shall,  to the extent  permitted  by law,  be paid to the
     Company  upon its  written  request,  after  which time the  Holders of MMP
     Shares so called for redemption may look only to the Company for payment of the redemption  price and all other  amounts,  if any, to which they may be entitled.

          (e) To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the  absence  of legally  available funds therefor, or is otherwise  prohibited,  such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer  otherwise  prohibited.  Failure to redeem MMP
     Shares shall be deemed to exist when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with  respect to any shares for which such Notice of  Redemption  has been given in accordance with Section 2(c)(ii) hereof.  Notwithstanding the fact that the Company may not have  redeemed  MMP Shares for which a Notice of  Redemption  has been given,  dividends  may be declared and paid on MMP
     Shares and shall  include  those MMP Shares for which Notice of  Redemption has been given but for which deposit of funds has not been made.

          (f) All moneys paid to the Paying Agent for payment of the  redemption price of MMP  Shares  called for  redemption  shall be held in trust by the
     Paying Agent for the benefit of Holders of shares so to be redeemed.

          (g) So long as any MMP Shares are held of record by the nominee of the
     Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the  Securities  Depository for  distribution to Agent Members for distribution to the persons for whom they are acting as agent.

          (h) Except for the provisions  described above,  nothing  contained in these  terms of the MMP Shares  limits any right of the Company to purchase or  otherwise  acquire  any MMP Shares  outside of an Auction at any price, whether  higher or lower than the price  that  would be paid in  connection with an optional or  mandatory  redemption,  so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional  redemption price with respect to, any MMP Shares for which Notice of Redemption  has been given and the Company is in compliance with the 1940 Act MMP Shares Asset Coverage and has Eligible Assets with an aggregate  Discounted  Value  at  least  equal  to  the  MMP  Shares  Basic
     Maintenance  Amount after giving effect to such purchase or  acquisition on the date thereof. If fewer than all the Outstanding MMP Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures  agreed upon by the Board of Directors.

          (i) In the case of any  redemption  pursuant  to this  Section 3, only whole MMP Shares shall be redeemed,  and in the event that any provision of the Charter would require  redemption  of a fractional  share,  the Auction
     Agent  shall be  authorized  to  round up so that  only  whole  shares  are redeemed.

          (j)  Notwithstanding  anything  herein  to  the  contrary,  including, without  limitation,  Sections 2(e) and 6(f) hereof, the Board of Directors may  authorize,  create or issue  any class or series of shares of  capital stock,  including  other  series of MMP  Shares,  ranking  prior to or on a parity with the MMP Shares with  respect to the payment of dividends

                                      A-6

     or the distribution of assets upon  dissolution,  liquidation or winding up of the affairs of the Company,  to the extent permitted by the 1940 Act, as amended, if, upon issuance,  the Company would meet the 1940 Act MMP Shares
     Asset  Coverage,   the  MMP  Shares  Basic   Maintenance   Amount  and  the
     requirements of Section 11 of Part I hereof.

     4. Designation of Dividend Period.  (a) The initial Dividend Period for the
MMP Shares is as set forth under "Designation" above. The Company will designate the duration of subsequent  Dividend Periods of MMP Shares;  provided,  however, that no such  designation  is  necessary  for a Standard  Dividend  Period  and, provided  further,  that any  designation of a Special  Dividend Period shall be effective only if (1) notice  thereof shall have been given as provided  herein,
(2) any failure to pay in a timely  manner to the Auction  Agent the full amount of any dividend on, or the redemption price of, MMP Shares shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date  immediately  preceding  the first day of such proposed
Special  Dividend  Period,  (4) if the  Company  shall  have  mailed a Notice of
Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited  with the Paying Agent,  and (5) in the case of the designation of a Special Dividend Period,  the Company has confirmed that as of the  Auction  Date next  preceding  the first  day of such  Special  Dividend
Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance  Amount,  and the Company has consulted with the  Broker-Dealers and has provided notice of such designation and a MMP Shares
Basic Maintenance  Report to Moody's (if Moody's is then rating the MMP Shares),
Fitch (if Fitch is then rating the MMP Shares) and any Other Rating Agency which is then rating the MMP Shares and so requires.

          (b) If the Company  proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the
     Dividend  Period prior to such Special  Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special
     Dividend  Period,  notice  shall  be (1)  made  by  press  release  and (2)
     communicated  by the  Company by  telephonic  or other means to the Auction
     Agent and confirmed in writing promptly thereafter.  Each such notice shall state (A) that the Company  proposes to exercise  its option to designate a succeeding  Special  Dividend  Period,  specifying  the first and last days thereof and (B) that the Company will by 3:00 p.m.,  New York City time, on the  second  Business  Day next  preceding  the first  day of such  Special
     Dividend  Period,  notify the Auction Agent,  who will promptly  notify the
     Broker-Dealers  and the Existing Holders,  of either (x) its determination, subject  to  certain  conditions,  to proceed  with such  Special  Dividend
     Period, subject to the terms of any Specific Redemption Provisions,  or (y)
     its  determination  not to proceed with such Special  Dividend  Period,  in which  latter  event the  succeeding  Dividend  Period  shall be a Standard
     Dividend Period.

     No later than 3:00 p.m.,  New York City time,  on the second  Business  Day next  preceding  the first day of any  proposed  Special  Dividend  Period,  the
Company shall  deliver to the Auction  Agent,  who will promptly  deliver to the
Broker-Dealers and Existing Holders, either:

                    (i) a notice  stating (A) that the Company has determined to designate  the  next  succeeding  Dividend  Period  as a  Special
               Dividend  Period,  specifying the first and last days thereof and
               (B) the terms of any Specific Redemption Provisions; or

                    (ii) a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.

     If the Company  fails to deliver  either  such  notice with  respect to any designation of any proposed  Special  Dividend Period to the Auction Agent or is
unable to make the confirmation  provided in clause (v) of paragraph (a) of this
Section 4 by 3:00 p.m.,  New York City time,  on the  second  Business  Day next preceding the first day of such proposed Special  Dividend  Period,  the Company shall be deemed to have  delivered a notice to the Auction Agent with respect to such  Dividend  Period to the effect  set forth in clause  (ii)  above,  thereby resulting in a Standard Dividend Period.

     5.  Restrictions  on  Transfer.  MMP  Shares  may be  transferred  only (a)
pursuant to an order placed in an Auction,  (b) to or through a Broker-Dealer or
(c) to the Company or any Affiliate.  Notwithstanding the foregoing,  a

                                      A-7

transfer  other than  pursuant to an Auction  will not be  effective  unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing  Holder  whose  shares are listed in its own name on the books of the Auction Agent, or the  Broker-Dealer or Agent Member of such  Broker-Dealer, in the case of a transfer  between persons holding MMP Shares through  different
Broker-Dealers,  advises the Auction  Agent of such  transfer.  The  certificate representing  the MMP  Shares  issued  to the  Securities  Depository  will bear legends  with  respect to the  restrictions  described  above and  stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

     6. Voting  Rights.  (a) Except for matters which do not require the vote of holders of Preferred Shares under the 1940 Act and except as otherwise  provided in the Charter or Bylaws, herein or as otherwise required by applicable law, (1)
each holder of MMP Shares  shall be entitled to one vote for each MMP Share held on each matter  submitted to a vote of stockholders of the Company,  and (2) the holders of Outstanding  Preferred Shares,  including the MMP Shares,  and Common
Shares  shall  vote  together  as a single  class on all  matters  submitted  to stockholders;  provided,  however,  that the  holders of  Outstanding  Preferred
Shares,  including  the MMP  Shares,  shall  be  entitled,  as a  class,  to the exclusion of the holders of shares of all other classes of stock of the Company, to elect two  Directors of the Company at all times.  The identity and class (if the Board of Directors is then  classified)  of the nominees for such  Directors may be fixed by the Board of Directors. Subject to paragraph (b) of this Section
6, the holders of outstanding Common Shares and Preferred Shares,  including the
MMP Shares,  voting  together as a single class,  shall elect the balance of the
Directors.

          (b)  During  any  period  in which  any one or more of the  conditions described  below  shall exist (such  period  being  referred to herein as a
     "Voting  Period"),  the  number  of  Directors  constituting  the  Board of
     Directors  shall  automatically  increase by the smallest number that, when added to the two Directors elected  exclusively by the holders of Preferred
     Shares,  including the MMP Shares, would constitute a majority of the Board of Directors as so increased by such  smallest  number;  and the holders of
     Preferred Shares, including the MMP Shares, shall be entitled,  voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other  securities  and  classes  of shares of the  Company),  to elect such smallest  number of additional  Directors,  together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

               (i) if at the close of  business  on any  Dividend  Payment  Date accumulated dividends (whether or not earned or declared) on Preferred
          Shares  equal to at least two full years'  dividends  shall be due and unpaid; or

               (ii) if at any time holders of any Preferred  Shares are entitled under  the  1940  Act to  elect a  majority  of the  Directors  of the
          Company.

     Upon the  termination  of a Voting Period,  the voting rights  described in this paragraph (b) of Section 6 shall cease,  subject  always,  however,  to the revesting of such voting  rights in the holders of Preferred  Shares,  including the MMP Shares,  upon the further  occurrence of any of the events  described in this paragraph (b) of Section 6.

          (c) As soon as  practicable  after  the  accrual  of any  right of the holders of Preferred Shares,  including the MMP Shares, to elect additional
     Directors  as  described  in  paragraph  (b) of this Section 6, the Company shall notify the Auction  Agent,  and the Auction Agent shall  instruct the
     Directors to call a special  meeting of such holders,  and mail a notice of such special meeting to such holders, such meeting to be held not less than
     10 nor more than 30 calendar days after the date of mailing of such notice.
     If the  Company  fails to send  such  notice to the  Auction  Agent or if a special meeting is not called,  it may be called by any such holder on like notice.  The record date for determining the holders  entitled to notice of and to vote at such special  meeting  shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special  meeting and at each  meeting of holders of Preferred  Shares, including the MMP Shares,  held during a Voting  Period at which  Directors are to be  elected,  such  holders,  voting  together  as a  class  (to the exclusion  of the  holders of all other  securities  and classes of capital stock of the  Company),  shall be entitled to elect the number of Directors prescribed  in  paragraph  (b) of this  Section  6 on a  one-vote-per-share basis.

                                      A-8

          (d) The  terms of  office  of all  persons  who are  Directors  of the
     Company  at the time of a special  meeting of holders of the MMP Shares and holders  of other  Preferred  Shares  to elect  Directors  shall  continue, notwithstanding  the  election  at such  meeting by the  holders of the MMP
     Shares  and such  holders  of  other  Preferred  Shares  of the  number  of
     Directors  that they are  entitled to elect,  and the persons so elected by such holders,  together with the two  incumbent  Directors  elected by such holders and the remaining  incumbent  Directors,  shall constitute the duly elected Directors of the Company.

          (e) Simultaneously  with the termination of a Voting Period, the terms of office of the  additional  Directors  elected by the  holders of the MMP
     Shares and holders of other  Preferred  Shares pursuant to paragraph (b) of this Section 6 shall  terminate,  the number of Directors  constituting the
     Board of Directors  shall  decrease  accordingly,  the remaining  Directors shall constitute the Directors of the Company and the voting rights of such holders to elect  additional  Directors  pursuant to paragraph  (b) of this
     Section 6 shall cease,  subject to the  provisions  of the last sentence of paragraph (b) of this Section 6.

          (f) So long as any of the shares of Preferred  Shares,  including  the
     MMP Shares, are Outstanding,  the Company will not, without the affirmative vote of the  holders  of a majority  of the  outstanding  Preferred  Shares determined with reference to a "majority of outstanding  voting securities"
     as that term is defined in  Section  2(a)(42)  of the 1940 Act (a "1940 Act
     Majority"), voting as a separate class:

               (i)  amend,  alter or repeal  any of the  preferences,  rights or powers of such class of  Preferred  Shares so as to affect  materially and adversely such preferences, rights or powers as defined in Section
          6(h) below;

               (ii)  create,  authorize  or issue shares of any class of capital stock ranking senior to or on a parity with the Preferred  Shares with respect to the payment of dividends or the distribution of assets,  or any  securities  convertible  into,  or  warrants,  options or similar rights to purchase,  acquire or receive,  such shares of capital stock ranking  senior  to  or on a  parity  with  the  Preferred  Shares  or reclassify any authorized  shares of capital stock of the Company into any shares ranking senior to or on a parity with the Preferred  Shares
          (except  that,  notwithstanding  the  foregoing,  but  subject  to the provisions of either Section 3(j) or 11, as  applicable,  the Board of
          Directors, without the vote or consent of the holders of the Preferred
          Shares,  including  the MMP Shares,  may from time to time  authorize, create and  classify,  and the  Company  may from time to time  issue, shares or series of Preferred  Shares,  including  other series of MMP
          Shares,  ranking on a parity with the MMP Shares  with  respect to the payment of dividends and the distribution of assets upon  dissolution, liquidation  or winding  up of the  affairs  of the  Company,  and may
          authorize,   reclassify   and/or  issue  any  additional  MMP  Shares,
          including  shares  previously  purchased  or redeemed by the  Company, subject to  continuing  compliance  by the  Company  with 1940 Act MMP
          Shares  Asset  Coverage  and  MMP  Shares  Basic  Maintenance   Amount
          requirements);

               (iii)  institute any  proceedings to be  adjudicated  bankrupt or insolvent,  or consent to the  institution of bankruptcy or insolvency proceedings  against it, or file a petition  seeking or  consenting to reorganization  or relief  under any  applicable  federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver,  liquidator,  assignee,  trustee,  sequestrator  (or other similar  official)  of  the  Company  or a  substantial  part  of  its property,  or make any  assignment  for the benefit of creditors,  or, except as may be  required  by  applicable  law,  admit in writing its inability  to pay its debts  generally  as they become due or take any corporate action in furtherance of any such action;

               (iv) create,  incur or suffer to exist, or agree to create, incur or suffer to exist,  or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation,  incurrence or existence of any material lien, mortgage,  pledge, charge, security interest,  security  agreement,  conditional  sale or trust receipt or other  material  encumbrance  of any kind  upon  any of the  Company's assets as a whole,  except (A) liens the  validity  of which are being contested  in good  faith by  appropriate  proceedings,  (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty,  (C) liens,  pledges,  charges,  security  interests, security  agreements or other encumbrances  arising in connection with any  indebtedness  senior to the MMP Shares or  arising in  connection with any

                                      A-9

          futures  contracts  or  options  thereon,  interest  rate  swap or cap transactions,  forward rate transactions,  put or call options,  short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection  with any  indebtedness  permitted  under clause
          (vi)  below and (E)  liens to secure  payment  for  services  rendered including,  without  limitation,  services  rendered by the  Company's custodian and the Auction Agent; or

               (v)  create,  authorize,  issue,  incur or  suffer  to exist  any indebtedness for borrowed money or any direct or indirect guarantee of such  indebtedness  for  borrowed  money  or any  direct  or  indirect guarantee  of such  indebtedness,  except the  Company  may borrow and
          issue  senior   securities  as  may  be  permitted  by  the  Company's
          investment  restrictions  or as may be  permitted  by  the  1940  Act;
          provided,  however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes  of  this  provision  to  the  extent  that  after  any  such
          transaction   the  Company  has  Eligible  Assets  with  an  aggregate
          Discounted  Value at least equal to the MMP Shares  Basic  Maintenance
          Amount as of the immediately preceding Valuation Date.

          (g) The affirmative  vote of the holders of a 1940 Act Majority of the
     Outstanding  Preferred  Shares,  including  the  MMP  Shares,  voting  as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act)  adversely  affecting such shares or any action  requiring a vote of security  holders of the Company  under Section
     13(a) of the 1940 Act.

          (h) The affirmative  vote of the holders of a 1940 Act Majority of the
     Outstanding  Preferred Shares,  including the MMP Shares, voting separately from any other  series,  shall be required  with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner  different  from that of other  series of classes of the
     Company's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely  affect any right,  preference or power unless such matter (i) alters or abolishes any preferential  right of such series;
     (ii)  creates,  alters or abolishes  any right in respect of  redemption of such  series;  or (iii)  creates  or alters  (other  than to  abolish)  any restriction on transfer  applicable to such series.  The vote of holders of any shares  described in this Section 6(h) will in each case be in addition to a separate  vote of the  requisite  percentage  of Common  Shares and/or
     Preferred Shares, if any, necessary to authorize the action in question.

          (i) The rights of the MMP Shares or the  Holders  thereof,  including, without  limitation,  the  interpretation  or  applicability  of any or all covenants or other  obligations of the Company  contained  herein or of the definitions of the terms contained herein, all such covenants,  obligations and definitions  having been adopted pursuant to Rating Agency  Guidelines, may from time to time be  modified,  altered  or  repealed  by the Board of
     Directors in its sole discretion,  based on a determination by the Board of
     Directors that such action is necessary or  appropriate in connection  with obtaining or  maintaining  the rating of any Rating  Agency with respect to the MMP  Shares  or  revising  the  Company's  investment  restrictions  or policies  consistent  with  guidelines of any Rating  Agency,  and any such modification,  alteration  or  repeal  will not be  deemed  to  affect  the preferences,  rights  or  powers  of MMP  Shares  or the  Holders  thereof, provided that the Board of Directors  receives  written  confirmation  from each  relevant  Rating  Agency  (with such  confirmation  in no event being required to be obtained  from a  particular  Rating  Agency with respect to definitions or other provisions  relevant only to and adopted in connection with  another  Rating  Agency's  rating  of the MMP  Shares)  that any such modification,  alteration or repeal would not  adversely  affect the rating then assigned by such Rating Agency.

          The  terms  of  the  MMP  Shares  are  subject  to the  Rating  Agency
     Guidelines,  as reflected in a written document and as amended from time to time by the  respective  Rating  Agency,  for so long as the MMP Shares are then rated by the applicable  Rating Agency.  Such Rating Agency Guidelines may be amended by the respective Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of shares of
     Preferred  Shares,  including  any  series  of MMP  Shares,  or  any  other stockholder of the Company.

          In addition,  subject to compliance  with applicable law, the Board of
     Directors  may  modify  the  definition  of Maximum  Rate to  increase  the percentage  amount by which the  Reference  Rate is multiplied to determine the Maximum Rate shown  therein  without the vote or consent of the holders of the Preferred Shares, including the MMP

                                      A-10

     Shares, or any other stockholder of the Company,  and without receiving any
     confirmation   from  any  rating   agency  after   consultation   with  the
     Broker-Dealers,  provided that immediately  following any such increase the
     Company  would be in  compliance  with  the MMP  Shares  Basic  Maintenance
     Amount.

          (j) Unless otherwise  required by law, Holders of MMP Shares shall not have any relative  rights or preferences or other special rights other than those  specifically set forth herein.  The Holders of MMP Shares shall have no rights to cumulative  voting.  If the Company fails to pay any dividends on the MMP Shares,  the exclusive  remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

          (k) The foregoing voting provisions will not apply with respect to the
     MMP Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption  and sufficient  funds shall have been deposited in trust to effect such redemption.

     7. Liquidation Rights. (a) Upon the dissolution,  liquidation or winding up of the affairs of the Company, whether voluntary or involuntary,  the Holders of
MMP Shares then  outstanding,  together  with  holders of shares of any class of shares ranking on a parity with the MMP Shares upon dissolution,  liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the
Company (or the proceeds thereof) available for distribution to its stockholders after  satisfaction of claims of creditors of the Company an amount equal to the liquidation  preference with respect to such shares. The liquidation  preference for MMP  Shares  shall  be  $25,000  per  share,  plus an  amount  equal  to all accumulated  dividends  thereon  (whether or not earned or declared  but without interest)  to the date  payment  of such  distribution  is made in full or a sum sufficient  for the  payment  thereof  is set apart with the  Paying  Agent.  No redemption  premium shall be paid upon any  liquidation  even if such redemption premium  would be paid upon  optional or  mandatory  redemption  of the relevant shares.  In  determining  whether a  distribution  (other than upon voluntary or involuntary  liquidation),  by dividend,  redemption or otherwise,  is permitted under  the  MGCL,  amounts  that  would be  needed,  if the  Company  were to be dissolved at the time of distribution,  to satisfy the liquidation preference of the MMP Shares will not be added to the Company's total liabilities.

          (b) If, upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution  among the holders of all outstanding  Preferred
     Shares,  including  the MMP  Shares,  shall be  insufficient  to permit the payment in full to holders of the amounts to which they are entitled,  then the  available  assets  shall  be  distributed  among  the  holders  of all outstanding  Preferred  Shares,  including  the MMP Shares,  ratably in any distribution of assets  according to the respective  amounts which would be payable on all the shares if all amounts thereon were paid in full.

          (c) Upon the dissolution,  liquidation or winding up of the affairs of the Company,  whether  voluntary or  involuntary,  until payment in full is made to the holders of MMP Shares of the liquidation  distribution to which they are entitled,  (1) no dividend or other  distribution shall be made to the holders of Common  Shares or any other class of shares of capital stock of the Company ranking junior to MMP Shares upon  dissolution,  liquidation or winding up and (2) no purchase,  redemption or other acquisition for any consideration  by the Company shall be made in respect of the Common Shares or any other class of shares of capital stock of the Company ranking junior to MMP Shares upon dissolution, liquidation or winding up.

          (d) A consolidation,  reorganization  or merger of the Company with or into any other  trust or  company,  or a sale,  lease or exchange of all or substantially  all of the assets of the  Company in  consideration  for the issuance  of equity  securities  of another  trust or company  shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

          (e) After the payment to the holders of  Preferred  Shares,  including
     MMP Shares, of the full  preferential  amounts provided for in this Section
     7, the holders of Preferred  Shares,  including  MMP Shares,  as such shall have no right or claim to any of the remaining assets of the Company.

                                      A-11

          (f) If the assets of the Company or  proceeds  thereof  available  for
     distribution  to  the  Holders  of  MMP  Shares,   upon  any   dissolution,
     liquidation or winding up of the affairs of the Company,  whether voluntary or  involuntary,  shall be insufficient to pay in full all amounts to which such holders are entitled  pursuant to paragraph  (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred  Shares  ranking on a parity with MMP Shares  unless proportionate  distributive  amounts  shall be paid on  account  of the MMP
     Shares,  ratably, in proportion to the full distributable  amounts to which holders of all such  parity  shares  are  entitled  upon such  dissolution, liquidation or winding up.

          (g)  Subject to the  rights of the  holders of shares of any series or class or classes of stock  ranking on a parity with MMP Shares with respect to the distribution of assets upon  dissolution,  liquidation or winding up of the affairs of the Company,  after  payment shall have been made in full to the  holders  of the MMP Shares as  provided  in  paragraph  (a) of this
     Section 7, but not prior  thereto,  any other series or class or classes of stock  ranking  junior to MMP Shares with  respect to the  distribution  of assets upon  dissolution,  liquidation  or winding up of the affairs of the
     Company  shall,  subject to any  respective  terms and  provisions (if any)
     applying thereto, be entitled to receive any and all assets remaining to be paid  or  distributed,  and the  holders  of the MMP  Shares  shall  not be entitled to share therein.

     8.  Auction  Agent.  For so long as any MMP  Shares  are  Outstanding,  the
Auction Agent,  duly appointed by the Company to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the
Company  and its  Affiliates  (which,  however,  may  engage or have  engaged in business  transactions  with the Company or its Affiliates) and at no time shall the Company or any of its Affiliates act as the Auction Agent in connection with the  Auction  Procedures.  If the  Auction  Agent  resigns or for any reason its appointment is terminated during any period that any MMP Shares are outstanding, the Company shall use its best efforts  promptly  thereafter to appoint  another qualified commercial bank, trust company or financial  institution to act as the
Auction Agent.

     9. 1940 Act MMP Shares Asset Coverage.  The Company shall  maintain,  as of the last  Business  Day of each  month in which any shares of the MMP Shares are
Outstanding,  asset coverage with respect to the MMP Shares which is equal to or greater than the 1940 Act MMP Shares Asset  Coverage;  provided,  however,  that
Section 3(a)(ii) shall be the sole remedy if the Company fails to do so.

     10.  MMP Shares  Basic  Maintenance  Amount.  So long as the MMP Shares are
Outstanding  and Moody's,  Fitch or any Other Rating Agency which so requires is then rating the shares of the MMP Shares, the Company shall maintain, as of each
Valuation  Date,  Moody's  Eligible  Assets (if  Moody's is then  rating the MMP
Shares),  Fitch Eligible Assets (if Fitch is then rating the MMP Shares) and (if applicable)  Other Rating Agency Eligible Assets having an aggregate  Discounted
Value  equal  to or  greater  than  the MMP  Shares  Basic  Maintenance  Amount;
provided,  however,  that Section 3(a)(ii) shall be the sole remedy in the event the Company fails to do so.

     11.  Certain  Other  Restrictions.  For so  long  as  any  MMP  Shares  are
Outstanding  and any Rating Agency is then rating such shares,  the Company will not, unless it has received  written  confirmation  from each such rating agency that any such action  would not impair the rating  then  assigned by such Rating
Agency to such shares,  engage in certain  proscribed  transactions set forth in the Rating Agency Guidelines.

     12. Compliance  Procedures for Asset Maintenance  Tests. For so long as any
MMP Shares are Outstanding  and Moody's,  Fitch or any Other Rating Agency which so requires is then rating such shares, the Company shall deliver to each rating agency  which is then  rating MMP Shares and any other  party  specified  in the
Rating Agency  Guidelines all certificates  that are set forth in the respective
Rating  Agency  Guidelines  regarding  1940 Act MMP Shares Asset  Coverage,  MMP
Shares Basic  Maintenance  Amount and/or related  calculations at such times and containing  such  information  as set  forth  in the  respective  Rating  Agency
Guidelines.

     13.  Notice.  All notices or  communications  hereunder,  unless  otherwise specified in these terms of the MMP Shares,  shall be  sufficiently  given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the

                                      A-12

date received or the date five days after which such notice is mailed, except as otherwise  provided  in these terms of the MMP Shares or by the MGCL for notices of Stockholders' meetings.

     14. Waiver.  To the extent permitted by Maryland law, holders of a 1940 Act
Majority of the Outstanding  Preferred Shares,  including the MMP Shares, acting collectively or voting separately from any other series, may by affirmative vote waive any provision hereof intended for their  respective  benefit in accordance with such  procedures  as may from time to time be  established  by the Board of
Directors.

     15.  Termination.  If  no  MMP  Shares  are  outstanding,  all  rights  and preferences of such shares established and designated  hereunder shall cease and terminate,  and all  obligations  of the  Company  under  these terms of the MMP
Shares, shall terminate.

     16. Facts Ascertainable Outside Charter. Subject to the provisions of these terms of the MMP Shares, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these terms of the
MMP Shares or required by applicable law),  modify these terms of the MMP Shares to reflect any  modification  hereto which the Board of Directors is entitled to adopt  pursuant  to the  terms of  Section  6(i)  hereof  or  otherwise  without stockholder  approval.  To the extent  permitted by applicable law, the Board of
Directors may  interpret,  modify or adjust the provisions of these terms of the
MMP Shares to resolve any inconsistency or ambiguity or to remedy any defect.

     17.  Definitions.  As used in Part I and Part II of these  terms of the MMP
Shares,  the  following  terms  shall have the  following  meanings  (with terms defined in the singular having  comparable  meanings when used in the plural and vice versa), unless the context otherwise requires:

          (a) ""AA" Composite  Commercial  Paper Rate" on any date means (i) the interest  equivalent of the 30-day rate,  in the case of a Dividend  Period which is a Standard Dividend Period or shorter, or the 180-day rate, in the case of all other Dividend Periods on commercial paper on behalf of issuers whose  corporate  bonds  are  rated  "AA"  by  Standard  &  Poor's,  or the equivalent of such rating by another  nationally  recognized rating agency, as  announced  by the  Federal  Reserve  Bank of New York for the  close of business on the Business Day  immediately  preceding  such date; or (ii) if the Federal  Reserve Bank of New York does not make  available such a rate, then the  arithmetic  average of the interest  equivalent  of such rates on commercial paper placed on behalf of such issuers,  as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for
     the close of business on the Business Day  immediately  preceding such date
     (rounded to the next  highest .001 of 1%). If any  Commercial  Paper Dealer does not quote a rate required to determine the "AA"  Composite  Commercial
     Paper Rate,  such rate shall be determined  on the basis of the  quotations
     (or  quotation)  furnished by the  remaining  Commercial  Paper Dealers (or
     Dealer),  if any, or, if there are no such Commercial  Paper Dealers,  by a nationally  recognized  dealer in  commercial  paper of such  issuers  then making  such  quotations  selected  by the  Company.  For  purposes of this definition,  (A) "Commercial Paper Dealers" shall mean (1) Citigroup Global
     Markets Inc., Lehman Brothers Inc., Merrill Lynch,  Pierce,  Fenner & Smith
     Incorporated  and  Goldman  Sachs & Co.;  (2) in lieu of any  thereof,  its respective  Affiliate or successor;  and (3) if any of the foregoing  shall cease to quote rates for commercial  paper of issuers of the sort described
     above,  in  substitution   therefor,  a  nationally  recognized  dealer  in
     commercial  paper of such issuers then making such  quotations  selected by the Company,  and (B) "interest  equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a
     number  equal  to  the  quotient   (rounded   upward  to  the  next  higher
     one-thousandth  of 1%) of (1) such rate expressed as a decimal,  divided by
     (2) the  difference  between (x) 1.00 and (y) a fraction,  the numerator of which shall be the product of such rate expressed as a decimal,  multiplied by the number of days in which such  commercial  paper shall mature and the denominator of which shall be 360.

          (b)  "Affiliate"  or  "affiliate"  means any person  controlled by, in control of or under  common  control  with the  Company;  provided  that no
     Broker-Dealer controlled by, in control of or under common control with the
     Company shall be deemed to be an Affiliate nor shall any corporation or any person  controlled  by, in control  of or under  common  control  with such corporation, one of the directors, directors or executive officers of which also is a  Director  of

                                      A-13

     the Company be deemed to be an  Affiliate  solely  because  such  Director, director or executive officer also is a Director of the Company.

          (c) "Agent  Member" means a member of or participant in the Securities
     Depository that will act on behalf of a Bidder.

          (d) "All Hold Rate" means 80% of the "AA" Composite  Commercial Paper
     Rate.

          (e) "Applicable  Percentage" means the percentage  associated with the lower of the credit ratings assigned to the MMP Shares by Moody's or Fitch, as follows:

              Moody's                 Fitch               Applicable
           Credit Rating          Credit Rating           Percentage
           -------------          -------------           ----------
            Aa3 or above           AA- or above               200%
              A3 to A1               A- to A+                 250%
            Baa3 to Baa1           BBB- to BBB+               275%
             Below Baa3             Below BBB-                300%

          (f) "Applicable  Rate" means,  with respect to the MMP Shares for each
     Dividend  Period (i) if  Sufficient  Clearing Bids exist for the Auction in respect thereof,  the Winning Bid Rate, (ii) if Sufficient Clearing Bids do
     not exist for the Auction in respect  thereof,  the Maximum Rate,  (iii) in the case where all the MMP Shares  are the  subject of Hold  Orders for the
     Auction in respect  thereof,  the All Hold Rate,  and (iv) if an Auction is not held for any  reason  (including  the  circumstance  where  there is no
     Auction Agent or Broker-Dealer), the Maximum Rate.

          (g) "Asset  Coverage  Cure Date" has the  meaning set forth in Section
     3(a)(ii).

          (h) "Auction"  means each  periodic  operation of the  procedures  set forth under "Auction Procedures."

          (i)  "Auction  Agent"  means  The Bank of New York  unless  and  until another  commercial  bank,  trust company,  or other financial  institution appointed  by a  resolution  of the  Board  of  Directors  enters  into  an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable Rate.

          (j) "Auction  Date" means the first  Business Day next  preceding  the first day of a Dividend Period.

          (k) "Auction  Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

          (l) "Beneficial  Owner," with respect to MMP Shares,  means a customer of a Broker-Dealer who is listed on the records of that  Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the series.

          (m) "Bid" shall have the meaning specified in paragraph (a) of Section
     1 of Part II of these terms of the MMP Shares.

          (n) "Bidder"  shall have the meaning  specified  in  paragraph  (a) of
     Section 1 of Part II of these terms of the MMP Shares;  provided,  however, that neither the Company nor any affiliate thereof shall be permitted to be a Bidder in an Auction,  except that any Broker-Dealer that is an affiliate of the Company may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (o) "Board of  Directors"  or "Board"  means the Board of Directors of the  Company  or any duly  authorized  committee  thereof as  permitted  by applicable law.

                                      A-14

          (p)  "Broker-Dealer"  means any  broker-dealer or  broker-dealers,  or other  entity  permitted  by law to perform  the  functions  required  of a
     Broker-Dealer  by the  Auction  Procedures,  that has been  selected by the
     Company  and  has  entered  into a  Broker-Dealer  Agreement  that  remains effective.

          (q)  "Broker-Dealer  Agreement" means an agreement between the Auction
     Agent and a Broker-Dealer,  pursuant to which the  Broker-Dealer  agrees to follow the Auction Procedures.

          (r) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday,  Sunday or other day on which banks in the City of New York,  New York are authorized or obligated by law to close.

          (s)  "Commercial  Paper  Dealers"  has the  meaning  set  forth in the definition of "AA" Composite Commercial Paper Rate.

          (t) "Commission" means the Securities and Exchange Commission.

          (u) "Common Shares" means the shares of common stock,  par value $.001 per share, of the Company.

          (v)  "Default"  has the meaning set forth in Section  2(c)(ii) of this
     Part I.

          (w) "Default  Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

          (x) "Default Rate" means the Reference Rate multiplied by three (3).

          (y) "Deposit Securities" means cash and any obligations or securities, including  short-term  money market  instruments  that are Eligible Assets, rated at least AAA,  A-1 or SP-1 by  Standard & Poor's,  except  that,  for purposes of section 3(a)(i) of this Part I, such  obligations or securities shall be  considered  "Deposit  Securities"  only if they are also rated at least P-2 by Moody's.

          (z)  "Discount  Factor" means the Fitch  Discount  Factor (if Fitch is then rating the MMP  Shares),  the Moody's  Discount  Factor (if Moody's is
     then rating the MMP Shares) or any Other Rating Agency  Discount Factor (if
     any Other  Rating  Agency is then  rating  the MMP  Shares),  whichever  is applicable.

          (aa) "Discounted Value" has the meaning set forth in the Rating Agency
     Guidelines.

          (bb) "Dividend  Default" has the meaning set forth in Section 2(c)(ii)
     of this Part I.

          (cc) "Dividend  Payment Date" with respect to the MMP Shares means any date on which  dividends are payable  pursuant to Section 2(b) of this Part
     I.

          (dd)  "Dividend  Period"  means,  with respect to the MMP Shares,  the period commencing on the Original Issue Date thereof and ending on the date
     specified  for  such  series  on  the  Original   Issue  Date  thereof  and
     thereafter,  as to such series,  the period commencing on the day following each Dividend  Period for such series and ending on the day established for such series by the Company.

          (ee)  "Eligible  Assets"  means  Fitch's  Eligible  Assets or  Moody's
     Eligible Assets (if Moody's or Fitch are then rating the MMP Shares) and/or
     Other Rating  Agency  Eligible  Assets (if any Other Rating  Agency is then rating the MMP Shares), whichever is applicable.

                                      A-15

          (ff)  "Existing  Holder,"  with  respect  to shares of a series of MMP
     Shares,  shall mean a  Broker-Dealer  (or any such  other  Person as may be permitted  by the  Company)  that is listed on the  records of the  Auction
     Agent as a holder of shares of such series.

          (gg) "Fitch" means Fitch Ratings and its successors at law.

          (hh) "Fitch Discount  Factor" means the discount  factors set forth in the Fitch  Guidelines  for use in calculating  the Discounted  Value of the
     Company's assets in connection with Fitch's ratings of MMP Shares.

          (ii) "Fitch Eligible Assets" means the assets of the Company set forth in the Fitch  Guidelines  as eligible  for  inclusion  in  calculating  the
     Discounted Value of the Company's assets in connection with Fitch's ratings of MMP Shares.

          (jj) "Fitch Guidelines" mean the guidelines  provided by Fitch, as may be amended from time to time,  in  connection  with Fitch's  ratings of MMP
     Shares.

          (kk) "Holder" means, with respect to MMP Shares, the registered holder of MMP Shares as the same appears on the share  ledger or share  records of the Company.

          (ll) "Hold Order" shall have the meaning specified in paragraph (a) of
     Section 1 of Part II of these terms of the MMP Shares.

          (mm) "LIBOR" on any Auction  Date,  means (i) the rate for deposits in
     U.S. dollars for the designated  Dividend Period,  which appears on display page 3750 of Moneyline's  Telerate Service  ("Telerate Page 3750") (or such other page as may replace that page on that service,  or such other service as may be selected by Lehman  Brothers Inc. or its  successors) as of 11:00
     a.m.,  London  time,  on the day  that is the  London  Business  Day on the
     Auction  Date or, if the Auction  Date is not a London  Business  Day,  the
     London  Business Day preceding  the Auction Date (the "LIBOR  Determination
     Date"),  or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Lehman Brothers Inc.
     shall  determine  the  arithmetic  mean of the  offered  quotations  of the reference  banks  to  leading  banks in the  London  interbank  market  for deposits in U.S.  dollars for the designated  Dividend  Period in an amount determined by Lehman  Brothers Inc. by reference to requests for quotations as of  approximately  11:00 a.m.  (London time) on such date made by Lehman
     Brothers Inc. to the reference  banks, (B) if at least two of the reference banks provide such  quotations,  LIBOR shall equal such  arithmetic mean of such  quotations,  (C) if only one or none of the  reference  banks provide such  quotations,  LIBOR shall be deemed to be the  arithmetic  mean of the offered  quotations  that leading banks in The City of New York selected by
     Lehman Brothers Inc. (after  obtaining the Company's  approval) are quoting on the relevant LIBOR  Determination  Date for deposits in U.S. dollars for the designated  Dividend Period in an amount  determined by Lehman Brothers
     Inc. (after obtaining the Company's  approval) that is  representative of a single  transaction  in such  market  at  such  time  by  reference  to the principal London offices of leading banks in the London  interbank  market;
     provided,  however,  that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate  required to determine  the LIBOR,  the LIBOR will be determined  on the basis of the  quotation or  quotations  furnished by any other  Broker-Dealer  selected by the Company to provide such rate or rates not being  supplied by Lehman  Brothers  Inc.;  provided  further,  that if
     Lehman  Brothers Inc.  and/or a substitute  Broker-Dealer  are required but unable  to  determine  a  rate  in  accordance  with  at  least  one of the
     procedures   provided   above,   the  LIBOR  shall  be  the  most  recently
     determinable LIBOR. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days,  such rate shall be the seven-day  LIBOR rate;
     (ii) more  than 21 but fewer  than 49 days,  such rate  shall be  one-month
     LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month  LIBOR rate;  (iv) 77 or more but fewer than 112 days,  such rate shall be the  three-month  LIBOR  rate;  (v) 112 or more but fewer than 140 days,  such rate shall be the four-month  LIBOR rate;  (vi) 140 or more but fewer that 168 days,  such rate shall be the five-month  LIBOR rate;  (vii)
     168 or more but fewer 189 days,  such  rate  shall be the  six-month  LIBOR rate;  (viii) 189 or more but fewer  than 217 days,  such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the  eight-month  LIBOR  rate;  (x) 252 or more but fewer than 287 days,  such rate shall be the nine-month  LIBOR rate;  (xi) 287 or more but fewer

                                      A-16

     than 315 days,  such rate shall be the ten-month  LIBOR rate;  (xii) 315 or more but fewer  than 343 days,  such rate shall be the  eleven-month  LIBOR rate; and (xiii) 343 or more days but fewer than 365 days,  such rate shall be the twelve-month LIBOR rate.

          (nn) "London Business Day" means any day on which commercial banks are generally open for business in London.

          (oo) "MMP Shares"  means Money  Market  Cumulative  Preferred  Shares, liquidation preference $25,000 per share.

          (pp) "MMP Shares Basic  Maintenance  Amount" as of any Valuation  Date
     has the meaning set forth in the Rating Agency Guidelines.

          (qq) "Mandatory  Redemption Date" has the meaning set forth in Section
     3(a)(iii) of this Part I.

          (rr) "Mandatory Redemption Price" has the meaning set forth in Section
     3(a)(iii) of this Part I.

          (ss) "Maximum Rate" means, on any date on which the Applicable Rate is determined,  the rate equal to the  Applicable  Percentage of the Reference
     Rate,  subject to upward but not downward  adjustment in the  discretion of the Board of Directors after consultation with the Broker-Dealers, provided that  immediately  following  any such  increase  the  Company  would be in compliance with the MMP Shares Basic Maintenance Amount.

          (tt)  "Minimum  Rate"  means,  on any Auction  Date with  respect to a
     Dividend Period of 30  days or fewer, 70% of the "AA" Composite  Commercial
     Paper Rate at the close of business on the Business Day next preceding such
     Auction  Date.  There  shall be no Minimum  Rate on any  Auction  Date with respect to a Dividend Period of more than the Standard Dividend Period.

          (uu)  "Moody's"  means  Moody's   Investors   Service,   Inc.  or  its
     successors.

          (vv) "Moody's Discount Factor" means the discount factors set forth in the Moody's  Guidelines as eligible for use in  calculating  the Discounted
     Value of the  Company's  assets in connection  with Moody's  ratings of MMP
     Shares.

          (ww) "Moody's  Eligible  Assets" means assets of the Company set forth in the Moody's  Guidelines  as eligible for  inclusion in  calculating  the
     Discounted Value of the Company's assets in connection with Moody's ratings of MMP Shares.

          (xx) "Moody's  Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of MMP
     Shares.

          (yy) "1940 Act" means the  Investment  Company Act of 1940, as amended from time to time.

          (zz) "1940 Act  Majority" has the meaning set forth in Section 6(f) of this Part I.

          (aaa) "1940 Act MMP Shares Asset Coverage"  means asset  coverage,  as determined  in  accordance  with Section 18(h) of the 1940 Act, of at least
     200% with respect to all outstanding senior securities of the Company which are stock,  including  all  outstanding  MMP  Shares  (or such other  asset coverage as may in the future be  specified in or under the 1940 Act as the minimum  asset  coverage  for  senior  securities  which  are  stock  of  a closed-end  investment company as a condition of declaring dividends on its common  stock),  determined on the basis of values  calculated as of a time within 48 hours next preceding the time of such determination.

                                      A-17

          (bbb)  "Notice of  Redemption"  means any notice  with  respect to the redemption of MMP Shares pursuant to Section 3.

          (ccc)  "Order"  shall have the meaning  specified in paragraph  (a) of
     Section 1 of Part II of these terms of the MMP Shares.

          (ddd)  "Original  Issue Date"  means,  with respect to the MMP Shares,
     July 14, 2006.

          (eee) "Other  Rating  Agency" means any rating agency other than Fitch or Moody's  then  providing  a rating for the MMP  Shares  pursuant  to the request of the Company.

          (fff) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other  Rating  Agency  Guidelines  as eligible  for use in calculating the Discounted Value of the Company's assets in connection with such Other Rating Agency's ratings of MMP Shares.

          (ggg)  "Other  Rating  Agency  Eligible  Assets"  means  assets of the
     Company  designated by any Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with such Other Rating Agency's rating of MMP Shares.

          (hhh) "Other Rating Agency  Guidelines" means the guidelines  provided by each  Other  Rating  Agency,  as may be  amended  from time to time,  in connection with the Other Rating Agency's rating of MMP Shares.

          (iii) "Outstanding" or "outstanding" means, as of any date, MMP Shares theretofore issued by the Company except, without duplication,  (i) any MMP
     Shares  theretofore  canceled,  redeemed or repurchased by the Company,  or delivered to the Auction  Agent for  cancellation  or with respect to which the Company has given notice of redemption and  irrevocably  deposited with the Paying  Agent  sufficient  funds to redeem such MMP Shares and (ii) any
     MMP  Shares  represented  by  any  certificate  in  lieu  of  which  a  new certificate has been executed and delivered by the Company. Notwithstanding
     the   foregoing,   (A)  for  purposes  of  voting  rights   (including  the
     determination of the number of shares required to constitute a quorum), any of the MMP Shares to which the  Company  or any  Affiliate  of the  Company
     shall  be  the  Existing   Holder  shall  be  disregarded  and  not  deemed
     outstanding; (B) in connection with any Auction, any MMP Shares as to which the Company or any person known to the Auction  Agent to be an Affiliate of the Company shall be the Existing  Holder thereof shall be disregarded  and deemed not to be  outstanding;  and (C) for purposes of determining the MMP
     Shares Basic  Maintenance  Amount,  MMP Shares held by the Company shall be disregarded and not deemed  outstanding but shares held by any Affiliate of the Company shall be deemed outstanding.

          (jjj)  "Paying  Agent"  means  The Bank of New York  unless  and until another entity  appointed by a resolution of the Board of Directors  enters into an agreement with the Company to serve as paying agent.

          (kkk)  "Person"  or  "person"  means and  includes  an  individual,  a
     corporation,   a  partnership,   a  trust,  a  company,  an  unincorporated
     association,  a joint venture or other entity or a government or any agency or political subdivision thereof.

          (lll) "Potential Beneficial Owner," with respect to shares of a series of MMP  Shares,  shall mean a  customer  of a  Broker-Dealer  that is not a
     Beneficial  Owner of  shares of such  series  but that  wishes to  purchase shares  of such  series,  or that is a  Beneficial  Owner of shares of such series that wishes to purchase additional shares of such series.

          (mmm)  "Potential  Holder,"  with respect to shares of a series of MMP
     Shares,  shall mean a  Broker-Dealer  (or any such  other  person as may be permitted by the Company)  that is not an Existing  Holder of MMP Shares of such series or that is an Existing Holder of MMP Shares of such series that wishes to become  the  Existing  Holder of  additional  MMP  Shares of such series.

                                      A-18

          (nnn)  "Preferred  Shares"  means the shares of preferred  stock,  par value $.001 per share,  including the MMP Shares,  of the Company from time to time.

          (ooo) "Rating Agency" means each of Fitch (if Fitch is then rating MMP
     Shares),  Moody's  (if Moody's is then  rating MMP  Shares),  and any Other
     Rating Agency.

          (ppp) "Rating Agency  Guidelines"  mean Fitch  Guidelines (if Fitch is then rating MMP Shares),  Moody's Guidelines (if Moody's is then rating MMP
     Shares) and any Other Rating Agency  Guidelines (if any Other Rating Agency
     is then rating MMP Shares), whichever is applicable.

          (qqq)  "Redemption  Default"  has the  meaning  set  forth in  Section
     2(c)(ii) of this Part I.

          (rrr) "Redemption  Price" has the meaning set forth in Section 3(a)(i)
     of this Part I.

          (sss) "Reference Rate" means, with respect to the determination of the
     Maximum  Rate and  Default  Rate,  the greater of (1) the  applicable  "AA"
     Composite  Commercial  Paper Rate (for a Dividend  Period of fewer than 184 days) or the applicable  Treasury Index Rate (for a Dividend  Period of 184
     days or more), or (2) the applicable LIBOR.

          (ttt)  "Securities  Act" means the  Securities Act of 1933, as amended from time to time.

          (uuu)  "Securities  Depository" means The Depository Trust Company and its successors and assigns or any successor securities  depository selected by the Company that agrees to follow the procedures required to be followed by such securities depository in connection with the MMP Shares.

          (vvv) "Sell Order" shall have the meaning  specified in paragraph  (a)
     of Section 1 of Part II of these terms of the MMP Shares.

          (www) "Special  Dividend Period" means a Dividend Period that is not a
     Standard Dividend Period.

          (xxx)  "Specific  Redemption  Provisions"  means,  with respect to any
     Special Dividend Period of more than one year,  either,  or any combination of (i) a period (a "Non-Call Period")  determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Company  pursuant to Section  3(a)(ii) and (ii) a period (a "Premium
     Call  Period"),  consisting of a number of whole years as determined by the
     Board of Directors after consultation with the Broker-Dealers,  during each year of which the shares subject to such Special  Dividend  Period shall be redeemable at the Company's  option  pursuant to Section  3(a)(i) and/or in connection with any mandatory  redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium  expressed as a percentage or percentages of $25,000 or expressed as a  formula  using  specified  variables  as  determined  by the Board of
     Directors after consultation with the Broker-Dealers.

          (yyy) "Standard Dividend Period" means a Dividend Period of 28 days.

          (zzz)  "Submission  Deadline"  means 1:00 P.M.,  Eastern  time, on any
     Auction Date or such other time on any Auction Date by which Broker-Dealers are  required to submit  Orders to the Auction  Agent as  specified  by the
     Auction Agent from time to time.

          (aaaa)  "Submitted Bid" shall have the meaning  specified in paragraph
     (a) of Section 3 of Part II of these terms of the MMP Shares.

          (bbbb)  "Submitted  Hold Order"  shall have the meaning  specified  in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

                                      A-19

          (cccc) "Submitted Order" shall have the meaning specified in paragraph
     (a) of Section 3 of Part II of these terms of the MMP Shares.

          (dddd)  "Submitted  Sell Order"  shall have the meaning  specified  in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

          (eeee) "Sufficient  Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the MMP Shares.

          (ffff) "Tortoise Notes" shall mean the $40,000,000 in principal amount of the Company's currently  outstanding Auction Rate Senior Notes Series A, and any  additional  series of such notes  which may be issued from time to time by the Company.

          (gggg)  "Treasury  Index Rate" means the average yield to maturity for actively  traded  marketable  U.S.  Treasury fixed interest rate securities having the same  number of 30-day  periods to maturity as the length of the applicable Dividend Period,  determined, to the extent necessary, by linear interpolation  based  upon the yield for such  securities  having  the next shorter and next longer number of 30-day  periods to maturity  treating all
     Dividend  Periods with a length greater than the longest  maturity for such securities as having a length equal to such longest maturity,  in all cases based upon data set forth in the most  recent  weekly  statistical  release published  by  the  Board  of  Governors  of  the  Federal  Reserve  System
     (currently  in  H.15(519));  provided,  however,  if the most  recent  such statistical  release  shall  not have  been  published  during  the 15 days preceding  the date of  computation,  the foregoing  computations  shall be based upon the  average of  comparable  data as quoted to the Company by at least three recognized dealers in U.S.  Government  securities  selected by the Company.

          (hhhh) "Valuation Date" has the meaning set forth in the Rating Agency
     Guidelines.

          (iiii)  "Winning  Bid  Rate"  has the  meaning  set  forth in  Section
     3(a)(iii) of Part II of these terms of the MMP Shares.

     18.   Interpretation.   References  to  sections,   subsections,   clauses,
sub-clauses,  paragraphs and  subparagraphs  are to such sections,  subsections, clauses,  sub-clauses,  paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                          PART II: AUCTION PROCEDURES

     1. Orders.  (a) Prior to the  Submission  Deadline on each Auction Date for shares of a series of MMP Shares:

               (i) each  Beneficial  Owner of shares of the series may submit to its Broker-Dealer information as to:

                    (A) the number of Outstanding  shares, if any, of the series held by the Beneficial  Owner which the Beneficial  Owner desires to continue to hold  without  regard to the  Applicable  Rate for shares of the series for the next  succeeding  Dividend Period of the shares;

                    (B) the number of Outstanding  shares, if any, of the series held by the Beneficial Owner which the Beneficial Owner offers to sell if the Applicable Rate for shares of the series for the next succeeding  Dividend Period of shares of the series shall be less than the rate per annum specified by the Beneficial Owner; and/or

                                      A-20

                    (C) the number of Outstanding  shares, if any, of the series held by the Beneficial Owner which the Beneficial Owner offers to sell  without  regard to the  Applicable  Rate for  shares of the series for the next  succeeding  Dividend Period of shares of the series; and

               (ii)  one  or  more  Broker-Dealers,  using  lists  of  Potential
          Beneficial Owners, shall in good faith for the purpose of conducting a competitive  Auction  in a  commercially  reasonable  manner,  contact
          Potential  Beneficial  Owners (by telephone or  otherwise),  including
          Persons that are not Beneficial Owners, on such lists to determine the number  of  shares,  if  any,  of that  series  which  each  Potential
          Beneficial  Owner offers to purchase if the Applicable Rate for shares for the next succeeding Dividend Period of shares of that series shall not be less  than  the  rate  per  annum  specified  by the  Potential
          Beneficial Owner.

     For the  purposes  hereof,  the  communication  by a  Beneficial  Owner  or
Potential  Beneficial  Owner to a  Broker-Dealer,  or by a Broker-Dealer  to the
Auction Agent, of information  referred to in clause  (i)(A)(i),  (B), (i)(C) or
(ii)  of  this  paragraph  (a) is  hereinafter  referred  to as an  "Order"  and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial
Owner placing an Order with a Broker-Dealer,  and such Broker-Dealer  placing an
Order with the Auction  Agent,  is  hereinafter  referred  to as a "Bidder"  and collectively as "Bidders";  an Order  containing the information  referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order"
and collectively as "Hold Orders"; an Order containing the information  referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter  referred to as a "Bid" and  collectively  as "Bids";  and an Order  containing the  information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MMP Shares  subject to an  Auction  on any  Auction  Date shall constitute an irrevocable offer to sell:

                    (A) the number of outstanding shares of the series specified in the  Bid if the  Applicable  Rate  for  shares  of the  series determined  on the  Auction  Date  shall  be less  than  the rate specified therein;

                    (B) the number or a lesser number of  outstanding  shares of the  series  to be  determined  as set  forth in  clause  (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the series  determined on the Auction Date shall be equal to the rate specified therein; or

                    (C) the number of outstanding shares of the series specified in the Bid if the rate specified therein shall be higher than the
               Maximum Rate for shares of the series,  or the number or a lesser number of  outstanding  shares of the series to be  determined as set forth in clause (iii) of  paragraph  (b) of Section 4 of this
               Part II if the rate  specified  therein  shall be higher than the
               Maximum  Rate for shares of the series  and  Sufficient  Clearing
               Bids for shares of the series do not exist.

               (ii) A Sell Order by a Beneficial  Owner or an Existing Holder of
          shares of a series of MMP Shares  subject to an Auction on any Auction
          Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of the series specified in the Sell Order; or

                    (B) the number or a lesser number of  outstanding  shares of the  series  as set  forth in clause  (iii) of  paragraph  (b) of
               Section 4 of this Part II if Sufficient  Clearing Bids for shares of the series do not exist;

provided,  however, that a Broker-Dealer that is an Existing Holder with respect to shares  of a series of MMP  Shares  shall  not be  liable to any  Person  for failing to sell the shares  pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) the shares were transferred by the Beneficial  Owner thereof without  compliance by the Beneficial Owner or its transferee  Broker-Dealer  (or other  transferee  person,  if

                                      A-21

permitted by the Company)  with the  provisions  of Section 7 of this Part II or
(2) such  Broker-Dealer  has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to the Broker-Dealer's  records, the
Broker-Dealer believes it is not the Existing Holder of such shares.

               (iii)  A Bid by a  Potential  Beneficial  Holder  or a  Potential
          Holder of shares of a series of MMP  Shares  subject  to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                    (A) the number of outstanding shares of the series specified in the  Bid if the  Applicable  Rate  for  shares  of the  series determined  on the  Auction  Date  shall be higher  than the rate specified therein; or

                    (B) the number or a lesser number of  outstanding  shares of the series as set forth in clause (v) of paragraph (a) of Section
               4 of this Part II if the Applicable Rate for shares of the series determined  on the  Auction  Date  shall  be  equal  to the  rate specified therein.

                    (C) No Order for any number of MMP  Shares  other than whole shares shall be valid.

     2.  Submission  of Orders by  Broker-Dealers  to  Auction  Agent.  (a) Each
Broker-Dealer  shall  submit  in  writing  to the  Auction  Agent  prior  to the
Submission  Deadline on each  Auction Date all Orders for MMP Shares of a series subject to an Auction on the Auction Date,  designating itself (unless otherwise permitted by the Company) as an Existing  Holder in respect of shares subject to
Orders  submitted  or  deemed  submitted  to it by  Beneficial  Owners  and as a
Potential  Holder in respect  of shares  subject  to Orders  submitted  to it by
Potential  Beneficial  Owners,  and shall specify with respect to each Order for the shares:

               (i) the name of the Bidder  placing the Order (which shall be the
          Broker-Dealer unless otherwise permitted by the Company);

               (ii) the  aggregate  number of shares of the series  that are the subject of the Order;

               (iii) to the  extent  that the  Bidder is an  Existing  Holder of shares of the series:

                    (A) the number of shares,  if any, of the series  subject to any Hold Order of the Existing Holder;

                    (B) the number of shares,  if any, of the series  subject to any Bid of the Existing Holder and the rate specified in the Bid;
               and

                    (C) the number of shares,  if any, of the series  subject to any Sell Order of the Existing Holder; and

               (iv) to the extent the Bidder is a Potential  Holder of shares of the series,  the rate and number of shares of the series  specified in the Potential Holder's Bid.

          (b) If any rate  specified in any Bid contains more than three figures to the right of the decimal  point,  the Auction Agent shall round the rate up to the next highest one thousandth (.001) of 1%.

          (c) If an Order or Orders  covering all of the  Outstanding MMP Shares of a series held by any  Existing  Holder is not  submitted  to the Auction
     Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold
     Order  to have  been  submitted  by or on  behalf  of the  Existing  Holder covering  the  number  of  outstanding  shares  of the  series  held by the
     Existing  Holder and not subject to Orders  submitted to the Auction Agent;
     provided,  however,  that  if an  Order  or  Orders  covering  all  of  the outstanding  shares  of the  series  held  by any  Existing  Holder  is not submitted  to the Auction  Agent prior to the  Submission  Deadline  for an
     Auction  relating to a Special  Dividend Period  consisting of

                                      A-22

     more than 28 Dividend  Period  days,  the  Auction  Agent shall deem a Sell
     Order  to have  been  submitted  by or on  behalf  of the  Existing  Holder covering  the  number  of  outstanding  shares  of the  series  held by the
     Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d) If one or more Orders of an Existing  Holder is  submitted  to the
     Auction Agent covering in the aggregate more than the number of outstanding
     MMP Shares of a series  subject to an Auction held by the Existing  Holder, the Orders shall be considered valid in the following order of priority:

               (i) all Hold Orders for shares of the series shall be  considered valid,  but only up to and  including in the  aggregate  the number of outstanding  shares of the series held by such Existing Holder, and if the number of shares of the series  subject to Hold Orders exceeds the number of  outstanding  shares  of the  series  held by such  Existing
          Holder,  the  number of shares  subject  to each Hold  Order  shall be reduced  pro rata to cover  the  number of  outstanding  shares of the series held by such Existing Holder;

               (ii) (A) any Bid for  shares of the  series  shall be  considered valid up to and  including  the  excess of the  number of  outstanding shares of the series  held by the  Existing  Holder over the number of shares of the series subject to any Hold Orders  referred to in clause
          (i) above;

                    (B)  subject to  subclause  (A),  if more than one Bid of an
               Existing  Holder  for shares of the  series is  submitted  to the
               Auction  Agent with the same rate and the  number of  Outstanding shares of the series subject to Bids is greater than such excess, the Bids shall be considered valid up to and including the amount of the excess,  and the number of shares of the series subject to each Bid with the same rate  shall be  reduced  pro rata to cover the number of shares of the series equal to such excess;

                    (C) subject to subclauses  (A) and (B), if more than one Bid of an Existing  Holder for shares of the series is  submitted  to the  Auction  Agent  with  different  rates,  the  Bids  shall be considered valid in the ascending order of their respective rates up to and including the amount of the excess; and

                    (D) in any such event,  the number,  if any, of  Outstanding shares of the series  subject to any  portion of Bids  considered not valid in whole or in part  under  this  clause  (ii) shall be treated as the subject of a Bid for shares of the series by or on behalf of a Potential Holder at the rate therein specified; and

               (iii)  all  Sell  Orders  for  shares  of  the  series  shall  be considered  valid up to and  including  the  excess  of the  number of
          Outstanding  shares of the series held by the Existing Holder over the sum of shares of such series subject to valid Hold Orders  referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e) If more  than one Bid for one or more  shares  of a series  of MMP
     Shares is submitted to the Auction  Agent by or on behalf of any  Potential
     Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f)  Any  Order  submitted  by  a  Beneficial  Owner  or  a  Potential
     Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction
     Agent,  prior to the  Submission  Deadline  on any Auction  Date,  shall be irrevocable.

     3.  Determination  of  Sufficient  Clearing  Bids,  Winning  Bid  Rate  and
Applicable  Rate. (a) Not earlier than the  Submission  Deadline on each Auction
Date for shares of a series of MMP Shares,  the Auction Agent shall assemble all valid  Orders  submitted  or deemed  submitted  to it by the  Broker-Dealers  in respect of shares of the series (each Order as submitted or deemed  submitted by a Broker-Dealer being hereinafter  referred to individually as a "Submitted Hold
Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted  Order" and  collectively  as

                                      A-23

"Submitted  Hold Orders,"  "Submitted  Bids" or "Submitted  Sell Orders," as the
case may be, or as "Submitted Orders") and shall determine for the series:

               (i) the excess of the number of Outstanding  shares of the series over the  number  of  Outstanding  shares  of the  series  subject  to
          Submitted Hold Orders (the excess being hereinafter referred to as the
          "Available MMP Shares" of such series);

               (ii) from the Submitted Orders for shares of such series whether:

                    (A) the number of  Outstanding  shares of the series subject to Submitted  Bids of Potential  Holders  specifying  one or more rates between the Minimum Rate (for Standard  Dividend Periods or less,  only) and the Maximum Rate (for all Dividend  Periods) for shares of the series; exceeds or is equal to the sum of:

                    (B) the number of  Outstanding  shares of the series subject to  Submitted  Bids of Existing  Holders  specifying  one or more rates between the Minimum Rate (for Standard  Dividend Periods or less,  only) and the Maximum Rate (for all Dividend  Periods) for shares of the series; and

                    (C) the number of  Outstanding  shares of the series subject to Submitted Sell Orders

         (in the event the excess or the equality exists (other than because the number of shares of the series in subclauses  (B) and (C) above is zero because  all of the  Outstanding  shares of the series  are  subject to
         Submitted Hold Orders), the Submitted Bids in subclause (A) above being hereinafter  referred to collectively as "Sufficient Clearing Bids" for shares of the series); and

               (iii) if Sufficient Clearing Bids for shares of the series exist, the lowest rate  specified in such  Submitted  Bids (the  "Winning Bid
          Rate" for shares of such series) which if:

                    (A) (I) each  Submitted Bid of Existing  Holders  specifying the  lowest  rate and  (II)  all  other  such  Submitted  Bids of
               Existing  Holders  specifying  lower  rates were  rejected,  thus entitling the Existing  Holders to continue to hold the shares of the series that are subject to the Submitted Bids; and

                    (B) (I) each Submitted Bid of Potential  Holders  specifying the  lowest  rate  and  (II)  all  other  the  Submitted  Bids of
               Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders  described in subclause (A) above continuing  to hold an aggregate  number of  Outstanding  shares of the series  which,  when added to the number of  Outstanding  shares of the series to be purchased by the Potential  Holders described in subclause
         (B) above,  would equal not less than the  Available  MMP Shares of the series.

          (b)  Promptly  after the  Auction  Agent  has made the  determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Company of the Minimum  Rate and Maximum  Rate for shares of the series of MMP Shares for which an Auction is being held on the  Auction  Date and, based on such  determination,  the Applicable Rate for shares of the series for the next succeeding Dividend Period thereof as follows:

               (i) if  Sufficient  Clearing Bids for shares of the series exist, that the  Applicable  Rate for all  shares of the  series for the next succeeding  Dividend  Period thereof shall be equal to the Winning Bid
          Rate for shares of the series so determined;

               (ii) if Sufficient  Clearing Bids for shares of the series do not exist (other than because all of the Outstanding  shares of the series are subject to Submitted Hold Orders),  that the  Applicable  Rate for all  shares

                                      A-24

          of the series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of the series; or

               (iii) if all of the Outstanding  shares of the series are subject to Submitted Hold Orders,  that the Applicable  Rate for all shares of the series for the next  succeeding  Dividend  Period thereof shall be
          All Hold Rate.

     4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and
Allocation of Shares.  Existing  Holders  shall  continue to hold the MMP Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the  Submitted  Bids and
Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the
Auction Agent shall take such other action as set forth below:

          (a) If  Sufficient  Clearing Bids for shares of a series of MMP Shares have been made,  all  Submitted  Sell Orders with  respect to shares of the series shall be accepted and,  subject to the  provisions of paragraphs (d)
     and (e) of this  Section 4,  Submitted  Bids with  respect to shares of the series shall be accepted or rejected as follows in the  following  order of priority and all other  Submitted Bids with respect to shares of the series shall be rejected:

               (i)  Existing  Holders'  Submitted  Bids for shares of the series specifying  any rate  that is  higher  than the  Winning  Bid Rate for shares of the series shall be accepted,  thus  requiring each Existing
          Holder to sell the MMP Shares subject to the Submitted Bids;

               (ii) Existing  Holders'  Submitted  Bids for shares of the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be rejected,  thus entitling each Existing  Holder to continue to hold the MMP Shares subject to the Submitted Bids;

               (iii) Potential  Holders' Submitted Bids for shares of the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be accepted;

               (iv)  Each  Existing  Holder's  Submitted  Bid for  shares of the series  specifying  a rate that is equal to the  Winning  Bid Rate for shares of the series shall be rejected,  thus  entitling  the Existing
          Holder to  continue  to hold the MMP Shares  subject to the  Submitted
          Bid,  unless  the  number of  Outstanding  MMP  Shares  subject to all
          Submitted  Bids  shall  be  greater  than  the  number  of MMP  Shares
          ("remaining  shares") in the excess of the Available MMP Shares of the series  over the  number  of MMP  Shares  subject  to  Submitted  Bids described  in clauses (ii) and (iii) of this  paragraph  (a), in which event the  Submitted  Bid of the Existing  Holder shall be rejected in part,  and the  Existing  Holder shall be entitled to continue to hold
          MMP Shares  subject to the Submitted  Bid, but only in an amount equal to the number of MMP Shares of the series  obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of  Outstanding  MMP Shares held by the Existing  Holder subject to the Submitted Bid and the denominator of which shall be the aggregate  number of  Outstanding  MMP Shares subject to the Submitted
          Bids made by all such Existing  Holders that specified a rate equal to the Winning Bid Rate for shares of the series; and

               (v) Each  Potential  Holder's  Submitted  Bid for  shares  of the series  specifying  a rate that is equal to the  Winning  Bid Rate for shares of the series  shall be accepted but only in an amount equal to the number of shares of the series  obtained by multiplying the number of shares in the excess of the Available MMP Shares of the series over the  number of MMP Shares  subject  to  Submitted  Bids  described  in clauses  (ii) through (iv) of this  paragraph  (a) by a fraction,  the numerator  of which  shall be the  number of  Outstanding  MMP  Shares subject to the Submitted Bid and the denominator of which shall be the aggregate  number of Outstanding  MMP Shares subject to Submitted Bids made by all such Potential  Holders that specified a rate equal to the
          Winning Bid Rate for shares of the series.

                                      A-25

               (b) If  Sufficient  Clearing  Bids for  shares of a series of MMP
          Shares have not been made (other than  because all of the  Outstanding shares of the series are subject to Submitted Hold Orders), subject to the  provisions of paragraph (d) of this Section 4,  Submitted  Orders for shares of the series  shall be  accepted or rejected as follows in the  following  order of  priority  and all other  Submitted  Bids for shares of the series shall be rejected:

                    (i)  Existing  Holders'  Submitted  Bids for  shares  of the series  specifying  any rate  that is equal to or lower  than the
               Maximum  Rate for shares of the series  shall be  rejected,  thus entitling  Existing  Holders to  continue  to hold the MMP Shares subject to the Submitted Bids;

                    (ii)  Potential  Holders'  Submitted  Bids for shares of the series  specifying  any rate  that is equal to or lower  than the
               Maximum Rate for shares of the series shall be accepted; and

                    (iii) Each Existing Holder's Submitted Bid for shares of the series  specifying  any rate that is higher than the Maximum Rate for shares of the series and the Submitted Sell Orders for shares of the series of each  Existing  Holder shall be  accepted,  thus entitling each Existing  Holder that submitted or on whose behalf was submitted  any Submitted Bid or Submitted  Sell Order to sell the  shares  of  the  series  subject  to  the  Submitted  Bid or
               Submitted  Sell Order,  but in both cases only in an amount equal to the number of shares of such series  obtained  by  multiplying the number of shares of the  series  subject  to  Submitted  Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of  Outstanding  shares of the series held by the Existing  Holder subject to such Submitted
               Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (c) If all of the  Outstanding  shares of a series of MMP  Shares  are subject to Submitted  Hold  Orders,  all  Submitted  Bids for shares of the series shall be rejected.

          (d) If, as a result of the procedures  described in clause (iv) or (v)
     of paragraph  (a) or clause  (iii) of paragraph  (b) of this Section 4, any
     Existing  Holder  would be entitled or required to sell,  or any  Potential
     Holder would be entitled or required to purchase,  a fraction of a share of a series of MMP Shares on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole  discretion,  round up or down the number of MMP Shares of the series to be  purchased or sold by any Existing
     Holder  or  Potential  Holder  on  the  Auction  Date  as a  result  of the procedures  so that the  number  of  shares  so  purchased  or sold by each
     Existing  Holder or  Potential  Holder on the  Auction  Date shall be whole shares of MMP Shares.

          (e) If,  as a result of the  procedures  described  in  clause  (v) of paragraph (a) of this Section 4, any Potential  Holder would be entitled or required to  purchase  less than a whole share of a series of MMP Shares on any  Auction  Date,  the  Auction  Agent  shall,  in the manner as it shall determine  in its sole  discretion,  allocate  MMP  Shares of the series or purchase among Potential Holders so that only whole shares of MMP Shares of the series are purchased on the Auction Date as a result of such procedures by any  Potential  Holder,  even if the  allocation  results in one or more
     Potential  Holders not  purchasing  MMP Shares of the series on the Auction
     Date.

          (f) Based on the results of each Auction for shares of a series of MMP
     Shares, the Auction Agent shall determine the aggregate number of shares of the series to be purchased and the aggregate number of shares of the series to be sold by Potential  Holders and Existing  Holders and, with respect to each Potential Holder and Existing Holder, to the extent that the aggregate number of shares to be purchased and the  aggregate  number of shares to be sold  differ,  determine  to which other  Potential  Holder(s)  or Existing
     Holder(s) they shall deliver,  or from which other  Potential  Holder(s) or
     Existing  Holder(s) they shall  receive,  as the case may be, MMP Shares of the series.  Notwithstanding any provision of the Auction Procedures or the
     Settlement  Procedures to the contrary,  in the event an Existing Holder or
     Beneficial Owner of shares of a series of MMP Shares with respect to whom a
     Broker-Dealer  submitted a Bid to the Auction Agent for the shares that was accepted in whole or in part, or submitted or is deemed to have submitted a
     Sell Order for such shares that was accepted in whole or in part,  fails to instruct its Agent Member to deliver the shares against

                                      A-26

     payment therefor,  partial  deliveries of MMP Shares that have been made in respect of Potential  Holders' or Potential  Beneficial  Owners'  Submitted
     Bids for shares of the series  that have been  accepted in whole or in part shall  constitute  good  delivery to such  Potential  Holders and Potential
     Beneficial Owners.

          (g) Neither the Company  nor the Auction  Agent nor any  affiliate  of either  shall have any  responsibility  or  liability  with  respect to the failure of an Existing  Holder, a Potential  Holder, a Beneficial  Owner, a
     Potential  Beneficial  Owner or its respective  Agent Member to deliver MMP
     Shares  of any  series  or to pay  for MMP  Shares  of any  series  sold or purchased pursuant to the Auction Procedures or otherwise.

     SECOND:  The Money Market Cumulative  Preferred Shares have been classified and  designated by the Board of Directors  under the authority  contained in the charter.

     THIRD:  These  Articles  Supplementary  have been  approved by the Board of
Directors in the manner and by the vote required by law.

     FOURTH:  The  undersigned  President  of  the  Company  acknowledges  these
Articles  Supplementary  to be the  corporate  act of the Company and, as to all matters or facts required to be verified under oath, the  undersigned  President acknowledges that, to the best of his knowledge,  information and belief,  these matters and facts are true in all material  respects and that this  statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

                                      A-27

     IN WITNESS WHEREOF, the Company has caused these Articles  Supplementary to be signed in its name and on its behalf by its  President and attested to by its
Secretary on this 12th day of July, 2006.

ATTEST:                               TORTOISE NORTH AMERICAN ENERGY CORPORATION

-------------------------------       ------------------------------------------
Name: Zachary H. Hamel                Name: David J. Schulte
Title: Secretary                      Title: President

                                      A-28

                                   APPENDIX B-

                              RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

    Moody's  long-term  obligation  ratings are opinions of the relative  credit risk of fixed-income  obligations with an original maturity of one year or more.
They address the possibility that a financial  obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

    "Aaa"  Obligations  rated Aaa are judged to be of the highest quality,  with minimal credit risk.

    "Aa"  Obligations  rated Aa are judged to be of high quality and are subject to very low credit risk.

    "A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    "Baa"  Obligations  rated Baa are subject to moderate  credit risk. They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

    "Ba" Obligations  rated Ba are judged to have  speculative  elements and are subject to substantial credit risk.

    "B" Obligations  rated B are considered  speculative and are subject to high credit risk.

    "Caa"  Obligations  rated  Caa are  judged  to be of poor  standing  and are subject to very high credit risk.

    "Ca" Obligations rated Ca are highly  speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    "C"  Obligations  rated  C are the  lowest  rated  class  of  bonds  and are typically  in default,  with little  prospect  for  recovery  of  principal  and interest.

    Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a  mid-range;  and the  modifier 3  indicates a ranking in the lower end of that generic rating category.

    US Municipal and Tax-Exempt Ratings

    Municipal  ratings  are based  upon the  analysis  of four  primary  factors
relating    to    municipal    finance:    economy,    debt,    finances,    and
administration/management   strategies.   Each  of  the  factors  is   evaluated
individually  and for its  effect on the other  factors  in the  context  of the municipality's ability to repay its debt.

    "Aaa" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Aa" Issuers or issues  rated Aa  demonstrate  very strong  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "A"  Issuers  or  issues  rated A  present  above  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Baa"  Issuers  or  issues  rated  Baa  represent  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Ba" Issuers or issues rated Ba demonstrate  below-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "B" Issuers or issues rated B demonstrate weak creditworthiness  relative to other US municipal or tax-exempt issuers or issues.

                                      B-1

    "Caa"  Issuers or issues rated Caa  demonstrate  very weak  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Ca" Issuers or issues rated Ca demonstrate  extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "C"  Issuers or issues  rated C  demonstrate  the  weakest  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category  from Aa  through  Caa.  The  modifier 1  indicates  that the issuer or obligation ranks in the higher end of its generic rating category;  the modifier
2 indicates a mid-range  ranking;  and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Description  of Moody's  Highest  Ratings of State and Municipal  Notes and
     Other Short-Term Loans

    Moody's ratings for state and municipal notes and other short-term loans are designated  "Moody's  Investment Grade" ("MIG" or, for variable or floating rate obligations,  "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower and short-term  cyclical  elements are critical in short-term  ratings.  Symbols used will be as follows:

    "MIG-1"  This  designation   denotes  superior  credit  quality.   Excellent
protection is afforded by  established  cash flows,  highly  reliable  liquidity support, or demonstrated broad-based access to the market for refinancing.

    "MIG-2"  This  designation   denotes  strong  credit  quality.   Margins  of
protection are ample, although not as large as in the preceding group.

    "MIG-3" This designation  denotes  acceptable credit quality.  Liquidity and cash-flow  protection may be narrow, and market access for refinancing is likely to be less well-established.

    "SG"  This  designation  denotes   speculative-grade  credit  quality.  Debt
instruments in this category may lack sufficient  margins of protection.  Demand features  rated in this  category may be supported by a liquidity  provider that does not have an investment grade  short-term  rating or may lack the structural and/or  legal  protections  necessary  to ensure the timely  payment of purchase price upon demand.

    "VMIG  1"  This  designation  denotes  superior  credit  quality.  Excellent protection  is  afforded  by the  superior  short-term  credit  strength  of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

    "VMIG 2" This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity  provider and structural  and legal  protections  that  ensure the timely  payment of purchase price upon demand.

    "VMIG  3" This  designation  denotes  acceptable  credit  quality.  Adequate protection is afforded by the  satisfactory  short-term  credit  strength of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

    Description of Moody's Short Term Ratings

    Moody's  short-term  ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term
programs  or  to  individual  short-term  debt  instruments.   Such  obligations
generally  have an original  maturity  not  exceeding  thirteen  months,  unless explicitly noted.

    "P-1"  Issuers (or  supporting  institutions)  rated Prime-1 have a superior ability to repay short-term debt obligations.

    "P-2"  Issuers (or  supporting  institutions)  rated  Prime-2  have a strong ability to repay short-term debt obligations.

    "P-3" Issuers (or supporting  institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                      B-2

    "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                  FITCH RATINGS

    A brief  description  of the  applicable  Fitch  Ratings  ("Fitch")  ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

    "AAA" -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally  strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

    "AA" -- Very high credit quality. `AA' ratings denote a very low expectation of credit  risk.  They  indicate  very  strong  capacity  for timely  payment of
financial  commitments.   This  capacity  is  not  significantly  vulnerable  to
foreseeable events.

    "A" -- High credit  quality.  `A' ratings denote a low expectation of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

    "BBB" -- Good credit quality. `BBB' ratings indicate that there is currently a low  expectation  of credit risk. The capacity for timely payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

    "BB" --  Speculative.  `BB' ratings  indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse  economic change over time; however, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

    "B" -- Highly speculative. `B' ratings indicate that significant credit risk is present,  but a limited margin of safety remains.  Financial  commitments are currently being met; however,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    "CCC",  "CC",  "C" -- High  default  risk.  Default  is a real  possibility.
Capacity for meeting  financial  commitments is solely  reliant upon  sustained, favorable  business  or economic  developments.  A `CC'  rating  indicates  that default of some kind appears probable. `C' ratings signal imminent default.

    "DDD",  "DD", And "D" Default -- The ratings of obligations in this category are  based on their  prospects  for  achieving  partial  or full  recovery  in a reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  `DDD'  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  `DD'
indicates  potential  recoveries  in the range of  50%-90%,  and `D' the  lowest recovery  potential,  i.e.,  below 50%.  Entities  rated in this  category  have defaulted  on some or all of their  obligations.  Entities  rated `DDD' have the highest  prospect for resumption of  performance or continued  operation with or without  a  formal  reorganization  process.  Entities  rated  `DD'  and `D' are generally undergoing a formal reorganization or liquidation process; those rated
`DD' are likely to satisfy a higher  portion of their  outstanding  obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

    A  short-term  rating  has a time  horizon  of less than 12 months  for most obligations,  or up to three years for U.S. public finance securities,  and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

    "F1" -- Highest credit quality.  Indicates the strongest capacity for timely payment  of  financial  commitments;  may  have  an  added  "+"  to  denote  any exceptionally strong credit feature.

                                      B-3

    "F2" -- Good credit quality.  A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of the higher ratings.

    "F3" -- Fair credit  quality.  The capacity for timely  payment of financial commitments is adequate;  however,  near-term  adverse changes could result in a reduction to  non-investment  grade. B Speculative.  Minimal capacity for timely payment of  financial  commitments,  plus  vulnerability  to  near-term  adverse changes in financial and economic conditions.

    "B" --  Speculative.  Minimal  capacity  for  timely  payment  of  financial commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

    "C" -- High  default  risk.  Default  is a real  possibility.  Capacity  for meeting  financial  commitments  is solely  reliant upon a sustained,  favorable business and economic environment.

    "D" -- Default. Denotes actual or imminent payment default.

    Notes to Long-term and Short-term ratings:

    "+" or "-" may be  appended  to a rating to denote  relative  status  within major rating  categories.  Such  suffixes  are not added to the `AAA'  Long-term rating category,  to categories below `CCC', or to Short-term ratings other than
`F1'.

    "NR"  indicates  that  Fitch  Ratings  does not rate the  issuer or issue in question.

    "Withdrawn"  -- A rating is withdrawn when Fitch Ratings deems the amount of information  available  to  be  inadequate  for  rating  purposes,  or  when  an obligation matures, is called, or refinanced.

    "Rating  Watch" -- Ratings  are placed on Rating  Watch to notify  investors that  there is a  reasonable  probability  of a  rating  change  and the  likely direction of such  change.  These are  designated  as  "Positive",  indicating a potential upgrade,  "Negative",  for a potential  downgrade,  or "Evolving",  if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

    A Rating  Outlook  indicates the direction a rating is likely to move over a one to two year  period.  Outlooks  may be  positive,  stable,  or  negative.  A positive  or  negative  Rating  Outlook  does  not  imply  a  rating  change  is inevitable.  Similarly,  ratings  for  which  outlooks  are  `stable'  could  be downgraded  before an outlook  moves to positive  or  negative if  circumstances warrant such an action.  Occasionally,  Fitch  Ratings may be unable to identify the fundamental  trend.  In these cases,  the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

    A brief  description  of the  applicable  Standard & Poor's  Corporation,  a division of The  McGraw-Hill  Companies  ("Standard & Poor's" or "S&P"),  rating symbols and their meanings (as published by S&P) follows:

    A  Standard  & Poor's  issue  credit  rating  is a  current  opinion  of the creditworthiness of an obligor with respect to a specific financial  obligation, a specific  class of  financial  obligations,  or a specific  financial  program
(including  ratings on medium term note programs and commercial paper programs).
It takes into consideration the  creditworthiness  of guarantors,  insurers,  or other forms of credit enhancement on the obligation.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not  comment  as to  market  price or  suitability  for a  particular investor.

    Issue  credit  ratings  are based on current  information  furnished  by the obligors  or  obtained  by  Standard & Poor's  from other  sources it  considers reliable.  Standard & Poor's  does not perform an audit in  connection  with any credit  rating and may, on occasion,  rely on unaudited  financial  information.
Credit  ratings may be changed,  suspended,  or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    Issue  credit  ratings can be either  long-term  or  short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant  market.  In the U.S.,  for  example,  that means  obligations  with an original maturity of no more than 365 days -- including commercial paper.

                                      B-4

    Short-term  ratings are also used to  indicate  the  creditworthiness  of an obligor with respect to put features on long-term  obligations.  The result is a dual  rating,  in which the  short-term  ratings  address  the put  feature,  in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

    Issue  credit  ratings  are  based  in  varying  degrees,  on the  following considerations:

    1.  Likelihood of payment -- capacity and willingness of the obligor to meet its financial  commitment  on an obligation in accordance  with the terms of the obligation;

    2. Nature of and provisions of the obligation; and

    3. Protection  afforded by, and relative  position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of bankruptcy  and other  laws  affecting  creditors'  rights.  The  issue  ratings definitions  are expressed in terms of default  risk.  As such,  they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy,  as noted
above.

    "AAA" -- An  obligation  rated  `AAA' has the  highest  rating  assigned  by
Standard & Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

    "AA" -- An obligation rated `AA' differs from the highest-rated  obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    "A" -- An obligation  rated `A' is somewhat more  susceptible to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    "BBB" -- An obligation rated `BBB' exhibits adequate protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

    "BB", "B", "CCC", "CC", and "C" -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having  significant  speculative  characteristics.  `BB'
indicates  the least  degree of  speculation  and `C' the  highest.  While  such obligations will likely have some quality and protective characteristics,  these may  be  outweighed  by  large  uncertainties  or  major  exposures  to  adverse conditions.

    "BB" -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business,  financial,  or economic  conditions,  which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

    "B" -- An  obligation  rated  `B' is  more  vulnerable  to  nonpayment  than obligations  rated `BB', but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

    "CCC" -- An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    "CC"  --  An  obligation  rated  `CC'  is  currently  highly  vulnerable  to nonpayment.

    "C" -- The `C' rating may be used to cover a  situation  where a  bankruptcy petition has been filed or similar  action has been taken,  but payments on this obligation are being continued.

    "D" -- An  obligation  rated  `D' is in  payment  default.  The  `D'  rating category  is used when  payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's believes  that such  payments  will

                                      B-5

be made  during  such grace  period.  The `D' rating  also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    "+/-"  -- Plus (+) or minus  (-).  The  ratings  from  `AA' to `CCC'  may be modified  by the  addition  of a plus or minus  sign to show  relative  standing within the major rating categories.

    "c" -- The `c'  subscript  is  used to  provide  additional  information  to investors that the bank may terminate its obligation to purchase  tendered bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.

    "P"  --  The  letter  `p'  indicates  that  the  rating  is  provisional.  A provisional rating assumes the successful  completion of the project financed by the debt being rated and indicates that payment of debt service  requirements is largely or entirely  dependent  upon the  successful,  timely  completion of the project.  This rating,  however,  while addressing credit quality  subsequent to completion of the project,  makes no comment on the likelihood of or the risk of default upon failure of such  completion.  The investor  should exercise his own judgment with respect to such likelihood and risk.

    "*" --  Continuance  of the  ratings is  contingent  upon  Standard & Poor's receipt of an executed  copy of the escrow  agreement  or closing  documentation confirming investments and cash flows.

    "r" -- The `r' highlights derivative,  hybrid, and certain other obligations that  Standard  &  Poor's  believes  may  experience  high  volatility  or  high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an `r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

    N.R. -- Not rated.

    Debt  obligations of issuers  outside the United States and its  territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

    Under present  commercial bank regulations  issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA',  `A',  `BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

    A Standard & Poor's note ratings  reflect the  liquidity  factors and market access  risks  unique to notes.  Notes  due in three  years or less will  likely receive a note  rating.  Notes  maturing  beyond  three  years will most  likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:

    Amortization  schedule  -- the larger the final  maturity  relative to other maturities, the more likely it will be treated as a note; and

    Source of payment -- the more  dependent  the issue is on the market for its refinancing, the more likely it will be treated as a note.

    Note rating symbols are as follows:

    "SP-1" -- Strong capacity to pay principal and interest. An issue determined to  possess  a very  strong  capacity  to pay debt  service  is given a plus (+)
designation.

                                      B-6

    "SP-2" --  Satisfactory  capacity to pay principal  and interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

    "SP-3" -- Speculative capacity to pay principal and interest.

    A note rating is not a recommendation to purchase,  sell, or hold a security inasmuch  as it does  not  comment  as to  market  price  or  suitability  for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

    S&P does not  perform an audit in  connection  with any  rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

Commercial Paper

    An S&P commercial paper rating is a current  assessment of the likelihood of timely  payment of debt  having an  original  maturity of no more than 365 days.
Ratings are graded into several  categories,  ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

    "A-1" -- A  short-term  obligation  rated  `A-1'  is  rated  in the  highest category  by Standard & Poor's.  The  obligor's  capacity to meet its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

    "A-2" -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    "A-3" -- A short-term  obligation rated `A-3' exhibits  adequate  protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

    "B" -- A short-term  obligation rated `B' is regarded as having  significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

    "C"  -- A  short-term  obligation  rated  `C'  is  currently  vulnerable  to nonpayment  and is dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.

    "D" -- A  short-term  obligation  rated `D' is in payment  default.  The `D'
rating  category is used when payments on an obligation are not made on the date due even if the  applicable  grace  period has not  expired,  unless  Standard &
Poor's  believes that such  payments will be made during such grace period.  The
`D' rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

    A commercial  rating is not a  recommendation  to purchase,  sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

    S&P does not  perform an audit in  connection  with any  rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

                                      B-7

                   Tortoise North American Energy Corporation

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                       STATEMENT OF ADDITIONAL INFORMATION

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                                  July 12, 2006